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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      / / Pre-Effective Amendment No.
                                                     ----
                      / / Post-Effective Amendment No.
                                                      ---

             OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.
               (Exact name of registrant as specified in charter)

                            LARCH LANE ADVISORS LLC
                         800 WESTCHESTER AVENUE, S-618
                           RYE BROOK, NEW YORK 10573
              (Address of principal executive offices) (Zip code)

                                 (888) 266-2200
              (Registrant's telephone number, including area code)

                            LARCH LANE ADVISORS LLC
                         800 WESTCHESTER AVENUE, S-618
                           RYE BROOK, NEW YORK 10573
                                 (888) 266-2200
                    (Name and address of agent for service)

                                    Copy to:

                             George M. Silfen, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                            New York, New York 10022

Calculation of Registration Fee under the Securities Act of 1933:



                                                      PROPOSED MAXIMUM
                                                      AGGREGATE OFFERING
TITLE OF SECURITIES BEING REGISTERED                  PRICE(1)               AMOUNT OF REGISTRATION FEE
Interests of Old Mutual Absolute Return Institutional
Fund, L.L.C.                                            $3,000,000           $348.30

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

                            --- C O N T E N T S ---

This Registration Statement includes the following:

1.     Facing Page

2.     Contents Page

3.     Letter to Members

4.     Notice of Special Meeting of Members

5.     Part A - Prospectus/Proxy Statement

6.     Part B - Statement of Additional Information

7.     Part C - Other Information

8.     Signatures

9.     Exhibits

                                PROXY MATERIALS

                   OLD MUTUAL EMERGING MANAGERS FUND, L.L.C.
            OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.
                OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C.
                         800 Westchester Avenue, S-618
                           Rye Brook, New York 10573

Dear Member:

I am writing to inform you of a meeting (the "Meeting") that will be held on March 21, 2011 of members of Old Mutual Emerging Managers Fund, L.L.C.
("EMF"), Old Mutual Emerging Managers Institutional Fund, L.L.C. ("EMIF," and together with EMF, the "EM Feeder Funds") and Old Mutual Emerging Managers Master Fund, L.L.C. ("EMMF," and collectively with the EM Feeder Funds, the "EM Funds"). The purpose of the Meeting is for members of the EM Funds to vote on an important proposal that affects the EM Funds and your investment in them.

At the Meeting, members of each EM Fund will vote on a proposal to reorganize each of the EM Funds into corresponding closed-end investment companies that, like the EM Funds, are advised by Larch Lane Advisors LLC (the "Adviser") (the "Reorganization"). As a result of the Reorganization:

  o substantially all of the assets and liabilities of EMF would be acquired by Old Mutual Absolute Return Fund, L.L.C. ("ARF") in exchange for units of limited liability company interests ("Units") of ARF,
  o substantially all of the assets and liabilities of EMIF would be acquired by Old Mutual Absolute Return Institutional Fund, L.L.C. ("ARIF," and together with ARF, the "AR Feeder Funds," and together with the EM Feeder Funds, the "Feeder Funds"), in exchange for Units of ARIF, and
  o substantially all of the assets and liabilities of EMMF would be acquired by Old Mutual Absolute Return Master Fund, L.L.C. ("ARMF," and collectively with the AR Feeder Funds, the "AR Funds"), in exchange for limited liability company interests ("Interests") of ARMF.

The Units of ARF and ARIF would then be distributed to members of EMF and EMIF, respectively, in liquidation of EMF and EMIF. The Interests of ARMF would then be distributed to members of EMMF (which are EMF and EMIF). As a result of these transactions, members of the EM Feeder Funds will become members of ARF or ARIF, as applicable. Each member of the EM Feeder Funds will receive Units of the corresponding AR Feeder Fund having an aggregate value, determined at the time the Reorganization is consummated, that is the same as the value of their Units in the EM Feeder Fund. The consummation of the Reorganization is subject to the approval of members of each of the EM Feeder Funds. Pursuant to the requirements of the master/feeder agreement between each EM Feeder Fund and EMMF, each EM Feeder Fund will vote its interest in EMMF proportionately for and against approval of the Reorganization in accordance with the actual votes of the EM Feeder Funds' members at the Meeting for and against the proposal to approve the Reorganization. The consummation of the

Reorganization is also subject to certain other conditions, as described in the enclosed Prospectus/Proxy Statement.

The Board of Managers of each of the EM Funds (the "Board") has approved the Reorganization and believes that consummation of the Reorganization would be in the best interests of each EM Fund and its members. The Reorganization is being proposed to enable the consolidation of funds managed by Larch Lane Advisors LLC (the "Adviser") that have substantially similar investment objectives and policies and, as a result, is expected to result in lower expenses and an improved cost structure that should benefit members of the EM Funds.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION.

You will not incur any sales loads or other transaction charges as a result of the Reorganization. In addition, the Reorganization is intended to be a non-taxable event for members of the EM Funds for Federal income tax purposes. Additional information about the investment objectives and policies of the AR Funds and additional details about the Reorganization are contained in the attached combined Prospectus/Proxy Statement. Please take the time to familiarize yourself with this Prospectus/Proxy Statement.

If you have any questions about these matters, please call the EM Funds at [(888) 266-2200] (toll free). You may indicate your approval of the Reorganization by completing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. Whether or not you plan to attend the Meeting, please vote your Units by returning the proxy card. It is very important that you vote and that your voting instructions be received prior to the Meeting.

Thank you for considering and participating in this process.

Sincerely,

/s/ Matthew Appelstein
Matthew Appelstein
President and CEO
Old Mutual Emerging Managers Fund, L.L.C.
Old Mutual Emerging Managers Institutional Fund, L.L.C.
Old Mutual Emerging Managers Master Fund, L.L.C.

[Date], 2011

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD PROMPTLY. MEMBERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY MEMBER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO COMPLETE, SIGN AND DATE THE PROXY CARD AND RETURN IT AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   OLD MUTUAL EMERGING MANAGERS FUND, L.L.C.
            OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.
                OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C.
                         800 Westchester Avenue, S-618
                           Rye Brook, New York 10573


                      NOTICE OF SPECIAL MEETING OF MEMBERS
                         To be held on March 21, 2011

To the Members:

NOTICE IS HEREBY GIVEN that a joint special meeting (the "Meeting") of members of Old Mutual Emerging Managers Fund, L.L.C. ("EMF"), Old Mutual Emerging Managers Institutional Fund, L.L.C. ("EMIF," and together with EMF, the "EM Feeder Funds") and Old Mutual Emerging Managers Master Fund, L.L.C. ("EMMF," and collectively with the EM Feeder Funds, the "EM Funds"), has been called by the Board of Managers of each of the EM Funds (each, and collectively, the "Board") and will be held at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, NY 10022, on March 21, 2011 at 11:00 a.m., Eastern Time. The
Meeting is being called for the following purposes:

1. To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of: (a) EMF would be acquired by Old Mutual Absolute Return Fund, L.L.C. ("ARF"); (b) EMIF would be acquired by Old Mutual Absolute Return Institutional Fund, L.L.C. ("ARIF," and together with ARF, the "AR Feeder Funds," and together with the EM Feeder Funds, the "Feeder Funds"); and (c) EMMF would be acquired by Old Mutual Absolute Return Master Fund, L.L.C. ("ARMF," and collectively with the AR Feeder Funds, the "AR Funds"), each in exchange for units of limited liability interests ("Units") or limited liability company interests ("Interests"), as the case may be, of the corresponding AR Fund.

2. To act on such other business as may properly come before the Meeting or any adjournment thereof.

Members of record of the EM Funds as of the close of business on December 31, 2010 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Whether or not you plan to attend the Meeting, please vote your Units/Interests by returning the proxy card by mail in the enclosed postage-paid envelope provided. Your vote is important.

                         By Order of the Board of Managers,
                         /s/ Matthew Appelstein
                         Matthew Appelstein
                         President and CEO
                         Old Mutual Emerging Managers Fund, L.L.C.
                         Old Mutual Emerging Managers Institutional Fund, L.L.C. Old Mutual Emerging Managers Master Fund, L.L.C.

[Date]

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING, AS PROVIDED IN THE ATTACHED PROSPECTUS/PROXY STATEMENT.

                           PROSPECTUS/PROXY STATEMENT

                            Dated [               ]

               Acquisition of Substantially All of the Assets of:

                   OLD MUTUAL EMERGING MANAGERS FUND, L.L.C.

                        By and in exchange for Units of

                    OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.

                                      and

               Acquisition of Substantially All of the Assets of:

            OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.

                        By and in exchange for Units of

             OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.

                                      and

               Acquisition of Substantially All of the Assets of:

                OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C.

                      By and in exchange for Interests of

                 OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C.

This prospectus/proxy statement (the "Prospectus/Proxy Statement") solicits proxies to be voted at a joint special meeting (the "Meeting") of members of each of Old Mutual Emerging Managers Fund, L.L.C. ("EMF"), Old Mutual Emerging Managers Institutional Fund, L.L.C. ("EMIF," and together with EMF, the "EM Feeder Funds") and Old Mutual Emerging Managers Master Fund, L.L.C. ("EMMF," and collectively with the EM Feeder Funds, the "EM Funds"). The Meeting has been called by the Boards of Managers of the EM Funds (each, and collectively, the "Board") to vote on the approval of a proposal to reorganize each of the EM Funds. In the reorganization, substantially all of the assets and liabilities of EMF would be acquired by Old Mutual Absolute Return Fund, L.L.C. ("ARF") in exchange for units of limited liability company interests ("Units") of ARF, substantially all of the assets and liabilities of

EMIF would be acquired by Old Mutual Absolute Return Institutional Fund, L.L.C. ("ARIF," and together with ARF, the "AR Feeder Funds"), in exchange for Units of ARIF, and substantially all of the assets and liabilities of EMMF would be acquired by Old Mutual Absolute Return Master Fund, L.L.C. ("ARMF," and collectively with the AR Feeder Funds, the "AR Funds"), in exchange for limited liability company interests ("Interests") of ARMF (the "Reorganization"). Each of the EM Funds and the AR Funds is a Delaware limited liability company (each may be referred to as a "Fund," or collectively as, the "Funds"). The principal office and telephone number of the each of the Funds is 800 Westchester Avenue, S-618, Rye Brook, New York, 10573, and (888) 266-2200.

Larch Lane Advisors LLC (the "Adviser") is the investment adviser of the EM Funds and the AR Funds, each of which is a non-diversified, closed-end management investment company that is registered under the Investment Company Act of 1940, as amended. Both the EM Funds and the AR Funds are structured as master/feeder structures.

The Meeting will be held at the offices of Schulte Roth & Zabel LLP, which is located at 919 Third Avenue, New York, NY 10022, on March 21, 2011 at 11:00 a.m., Eastern Time. You can reach the office of the Schulte Roth & Zabel LLP by calling (212) 756-2000.  The Board, on behalf of the EM Funds, is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to
members on or about [        ].

This Prospectus/Proxy Statement gives you information about an investment in ARF, ARIF and ARMF (each, an "Acquiring Fund," and collectively, the "Acquiring Funds") and about other matters that you should know before voting and investing. You should retain it for future reference. A statement of
additional information dated [    ] (the "Statement of Additional Information"),
relating to this Prospectus/Proxy Statement, contains more information about the Acquiring Funds and the EM Funds and the proposed transactions, has been filed with the U.S. Securities and Exchange Commission (the "SEC"), and is incorporated herein by reference. The Statement of Additional Information is available upon written request and without charge.

The Prospectuses of each AR Feeder Fund, each dated July 30, 2010, as amended to date (the "Acquiring Funds Prospectuses"), the semi-annual reports of the Acquiring Funds for the period ended September 30, 2010 and the annual reports of the Acquiring Funds for the period ended March 31, 2010 (included as Appendix B to the Acquiring Funds Prospectuses), all of which are incorporated by reference into this Prospectus/Proxy Statement, are enclosed with and are considered a part of this Prospectus/Proxy Statement, and are intended to provide you with additional information about the Acquiring Funds.

You can request a free copy of the Statement of Additional Information by calling [(888) 266-2200], or by writing to the EM Funds care of the Adviser at [800 Westchester Avenue, S-618, Rye Brook, New York, 10573].

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                           PROSPECTUS/PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                            Page

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF
     REORGANIZATION............................................................1

SUMMARY........................................................................2
     What is the purpose of the Proposal?......................................2
     How will the Reorganization be effected?..................................2
     How do the investment objectives, strategies and policies of the
          EM Funds and the Acquiring Funds compare?............................3
     What are the general tax consequences of the Reorganization?..............4
     Who manages the Funds?....................................................4
     What are the fees and expenses of each Fund and what might they be after the Reorganization?............................................6
     How do the performance records of the Funds compare?......................9
     Where can I find more financial information about the Funds?             .9
     How do the purchase and repurchase procedures of the Funds compare?......10
     What are other key features of the Funds?................................11

COMPARISON OF PRINCIPAL RISKS FACTORS.........................................12

INFORMATION ABOUT THE REORGANIZATION AND THE PLAN.............................16
     How will the Reorganization be carried out?..............................16
     Who will pay the expenses of the Reorganization?.........................17
     What are the tax consequences of the Reorganization?.....................17
     What should I know about Units/Interests of the Acquiring Funds?.........18
     What are the capitalizations of the Funds and what might the capitalizations be after the Reorganization?........................18

REASONS FOR THE REORGANIZATION AND BOARD
     CONSIDERATIONS...........................................................20

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES,
     POLICIES, AND RISK.......................................................23
     Are there any significant differences between the investment objectives of the EM Funds and the Acquiring Funds?.................24
     Are there any significant differences between the investment strategies and policies of the EM Funds and the Acquiring Funds?....24
     How do the fundamental investment restrictions of the Funds differ?......24

MORE INFORMATION ABOUT THE FUNDS..............................................24

VOTING INFORMATION............................................................27

     How will solicitations be made?..........................................27
     How will member voting be handled?.......................................27
     What vote is necessary to approve the Plan?..............................27
     How do I ensure my vote is accurately recorded?..........................28
     May I revoke my proxy?...................................................28
     What other matters will be voted upon at the Meeting?....................28
     Who is entitled to vote?.................................................28
     Who will pay the expenses of soliciting proxies?.........................28
     How do I submit a member proposal?.......................................28

PRINCIPAL HOLDERS OF UNITS....................................................30

EXHIBITS

Exhibit A - Form of Agreement and Plan of Reorganization
Exhibit B - Principal Holders of Units as of December 31, 2010
Exhibit C - Proxy Voting Card

          PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Members of each of the EM Funds are being asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") that will have the effect of reorganizing the EM Funds into the AR Funds (the "Reorganization"). Under the Plan, EMF would be reorganized into ARF, EMIF would be reorganized into ARIF and EMMF would be reorganized into ARMF.

The Reorganization has been proposed in order to consolidate the Old Mutual fund of funds complex, which currently consists of six relatively small closed-end funds in two master/feeder structures. The AR Funds would survive the Reorganization and ARMF would hold the combined investment assets of the complex. The Reorganization is anticipated to have the following benefits for members of the EM Funds:

  o Members of the EM Funds would become members of a combined larger fund, with greater prospects for viability. (The EM Funds have approximately 33% less assets than the AR Funds);
  o The Acquiring Funds will bear lower fees and expenses than the current EM Funds. In fact, the expense caps of ARF and ARIF will be 0.80% and 0.85% lower than those of EMF and EMIF, respectively (after taking into consideration reductions in the expense caps for ARF and ARIF, which will take effect on April 1, 2011);
  o The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two similar sets of products with identical investment objectives as is currently the case; and
  o The Reorganization will streamline portfolio management efforts, as the portfolio of only one master fund will need to be managed by the Adviser after the Reorganization.

ARF, ARIF and ARMF were organized on April 25, 2006, October 13, 2006 and
April 25, 2006, respectively and commenced operations on November 1, 2006, September 1, 2007 and November 1, 2006, respectively. As of December 31,
2010, the net assets of ARF, ARIF and ARMF were $22,049,692.58, $1,982,971.02 and $24,138,681.07, respectively. EMF, EMIF and EMMF commenced operations on December 1, 2006, March 1, 2008 and December 1, 2006, respectively. As of December 31, 2010, the net assets of EMF, EMIF and EMMF were $13,451,778.95, $2,570,639.26 and $16,055,124.33, respectively.

At a special joint meeting of the Boards of Managers of the EM Funds (each, and collectively, the "Board") held on February 4, 2011, the Board, including all of the Managers who are not "interested persons," as defined by the Investment Company Act of 1940 (the "1940 Act"), of the EM Funds (the "Independent Managers"), approved the Plan substantially in the form attached to this Prospectus/Proxy Statement as Exhibit A, which qualifies the following discussion in its entirety. The Board has determined that the Reorganization is in the best interests of the members of each of the EM Funds.

More specifically, the Plan provides for: (1) the acquisition of substantially all of the assets and liabilities of EMF by ARF in exchange for Units of ARF, which Units will be distributed to members of EMF; (2) the acquisition of substantially all of the assets and liabilities of EMIF by ARIF in exchange for Units of ARIF, which Units will be distributed to members of EMIF; and

(3) the acquisition of substantially all of the assets and liabilities of EMMF by ARMF in exchange for Interests of ARMF, which Interests will be distributed to members of EMMF (which are EMF and EMIF). Under the Plan, the Units/Interests of the AR Funds received by the applicable EM Funds will be distributed pro rata to members of the EM Funds in liquidation of the Units/Interests of members in that EM Fund, and upon such distribution, the EM Funds will be terminated and actions will be taken to dissolve the EM Funds under Delaware law.

The Plan is subject to the separate approval of members of each of the EM Funds (voting separately). A vote by members of EMF or EMIF to approve the Plan will also constitute a vote for EMF or EMIF to approve the Plan with respect to EMMF. (Pursuant to the requirements of the master/feeder agreement between each EM Feeder Fund and EMMF, each EM Feeder Fund will vote its Interest in EMMF proportionately for and against approval of the Reorganization in accordance with the actual votes of the EM Feeder Funds' members at the Meeting for and against the proposal to approve the Reorganization. Accordingly, the vote of each member of the EM Feeder Funds will apply towards both the vote of Reorganization of that EM Feeder Fund as well as EMMF.) If the Reorganization is consummated, each member of the EM Funds will receive Units/Interests of the corresponding AR Fund having a total net asset value equal to the total net asset value of the member's investment in the EM Fund.

Each Reorganization of an EM Fund is contingent upon the Reorganization of each other EM Fund. Accordingly, in the event the Reorganization is approved by only one EM Feeder Fund, no Reorganization will be consummated as to any of the Funds.

                                    SUMMARY

This is only a summary of certain information contained in the Prospectus/Proxy Statement. You should read the complete information contained in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), and in the Prospectuses of the AR Feeder Funds, the Acquiring Funds' Semi-Annual Reports and the Acquiring Funds' Annual Reports (which are included as Appendix B to the Prospectuses of the AR Feeder Funds), which are included with this Prospectus/Proxy Statement.

WHAT IS THE PURPOSE OF THE PROPOSAL?

The Reorganization is intended to consolidate the EM Funds with the AR Funds. Like the EM Funds, the AR Funds are managed by Larch Lane Advisors LLC (the "Adviser"). It is expected that the Reorganization will achieve certain efficiencies and cost savings that are anticipated to result from the consolidation of the Funds. (See "What are the fees and expenses of each Fund and what might they be after the Reorganization?" below.)

HOW WILL THE REORGANIZATION BE EFFECTED?

The Board has approved the Plan and recommends that members of each of the EM Funds vote to approve the Plan. If members of the EM Funds approve the Plan, substantially all of each EM Fund's net assets will be transferred to the corresponding Acquiring Fund, in exchange for Units/Interests of the respective Acquiring Fund equal in value to the net assets of the EM Fund that are transferred to the Acquiring Fund. The respective Acquiring Fund's Units/Interests will then be distributed pro rata to the respective EM Fund's members and the EM Funds will be terminated and dissolved under Delaware law.

If the Reorganization is approved and consummated, you will cease to be a member of the EM Fund whose Units/Interests you now own and will become a member of the applicable Acquiring Fund. This exchange will occur on a date agreed to by the parties to the Plan (the "Closing Date"), which is expected to be March 31, 2011.

For the reasons set forth below under "Reasons for the Reorganization," the Board and the Board of Managers of the AR Funds (the "AR Funds Board," and collectively, the "Boards") have concluded that the Reorganization is in the best interests of the EM Funds and the Acquiring Funds, respectively. The Board and the AR Funds Board have also concluded that no dilution in value would result to the members of an EM Fund and the corresponding Acquiring Fund as a result of the Reorganization.

HOW DO THE INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE EM FUNDS AND THE ACQUIRING FUNDS COMPARE?

Like the EM Funds, the Acquiring Funds are non-diversified, closed-end management investment companies managed by the Adviser. The investment objective of each EM Fund is identical to the investment objective of the respective AR Fund, as noted in the following chart:


                        INVESTMENT OBJECTIVE COMPARISON
                        -------------------------------

           EMF, EMIF AND EMMF                   ARF, ARIF AND ARMF
           ------------------                   ------------------
Seek to generate attractive returns      Seek to generate attractive returns
while attempting to reduce volatility    while attempting to reduce volatility

EMF and EMIF operate in a master/feeder structure and, thus, pursue their investment objectives by investing substantially all of their investable assets in EMMF. Similarly, ARF and ARIF operate in a master/feeder structure and, thus, pursue their investment objectives by investing substantially all of their investable assets in ARMF. Both EMMF and ARMF invest primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. EMMF invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser to be "emerging managers," whereas ARMF does not have such a focus. However, ARMF is not prohibited from investing in emerging managers and, assuming consummation of the Reorganization, it is expected that ARMF will hold certain Portfolio Funds managed by emerging managers. It is currently expected that EMMF will dispose of no more than 20% of its Portfolio Funds in connection with the Reorganization.

Other than with respect to the foregoing policy on emerging managers, the investment policies of the EM Funds and those of the AR Funds are identical.

For further information about the investment objectives and policies of the Funds, see "Comparison of Investment Objectives, Strategies, Policies and Risks" below.

WHAT ARE THE GENERAL TAX CONSEQUENCES OF THE REORGANIZATION?

It is expected that members of the EM Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their Units/Interests in the EM Funds for Units/Interests of the respective Acquiring Funds pursuant to the Reorganization. The EM Feeder Funds will obtain an opinion of counsel that the transactions contemplated by the reorganization of the Feeder Funds would not be a taxable event to the EM Feeder Funds or the members of the EM Feeder Funds. [Based on the diversified nature of each of EMMF's and ARMF's portfolio, the [Adviser] believes that ARMF's acquisition of all of the assets and liabilities of EMMF in exchange for Interests of ARMF, and the subsequent distribution of such Interests to the EM Feeder Funds (the "Master Fund Reorganization") should not be a taxable event to the EM Feeder Funds. Nevertheless, there is no assurance that the Internal Revenue Service (the "IRS") will agree with such opinion or such position, in which case it may treat the Reorganization as a taxable event to the EM Feeder Funds and their members. [A Feeder Fund's ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. Therefore, in certain circumstances, members of a Feeder Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.] You should, however, consult your tax adviser regarding the effect, if any, the Reorganization may have on you in light of your individual circumstances. See "Information About the Reorganization - What are the tax consequences of the Reorganization?"]

WHO MANAGES THE FUNDS?

The management of the business and affairs of each Fund is the responsibility of the Board or of the AR Funds Board, as applicable. The Boards select officers of the EM Funds or AR Funds, as applicable, who are responsible for the day-to-day operations of the Funds.

The Adviser manages the assets of the EM Funds and the AR Funds, and in such capacity, makes all investment decisions. The Adviser's principal offices are located at 800 Westchester Avenue, S-618, Rye Brook, New York, 10573. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. LLA Holdings LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. As of March 31, 2010, the Adviser provided investment advisory services to client portfolios with assets of approximately $1.09 billion.

A discussion of the basis for each Board's approval of each Fund's respective investment advisory arrangements is available in the Funds' semi-annual report to members for the six months ended September 30, 2010.

The portfolio managers for EMMF and ARMF are the same individuals. The Reorganization will not result in any management changes. As a result, the day-to-day management of the AR Funds' portfolio will continue after the Reorganization to be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile. (This is the same committee for the EM Funds.)

Mark Jurish, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University. Mr. Jurish is a member of the Investment Committee.

Kenneth W. Stemme, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University. Mr. Stemme is a member of the Investment Committee.

Kevin Mirabile, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University. Mr. Mirabile is a member of the Investment Committee.

WHAT ARE THE FEES AND EXPENSES OF EACH FUND AND WHAT MIGHT THEY BE AFTER THE REORGANIZATION?

The following tables describe the fees and expenses that you may pay if you buy and hold Units of the EM Feeder Funds and the AR Feeder Funds (collectively, the "Feeder Funds"). There is up to a 2% sales charges (loads) for EMF and ARF, but no sales charge for ARIF or EMIF. Operating expenses shown are based on expenses incurred during the EM Funds' and AR Funds' fiscal years ended March 31, 2010. The expenses below are also shown on a pro forma (estimated) basis assuming that the Reorganization is approved by members of each of the EM Funds and consummated.

EMF AND ARF
                                              ACTUAL              PRO-FORMA
                                    --------------------------------------------

                                        EMF            ARF           ARF
--------------------------------------------------------------------------------
INVESTOR TRANSACTION EXPENSES                     -------------
Maximum sales load (as a percentage       2%             2%           2%
of offering price) (1)                            -------------
Maximum Repurchase Fee                   None           None         None
                                                  -------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS) (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Investment Management Fees               1.45%         1.25%         1.25%
Other Expenses (2)                       4.71%         3.73%         3.24% (5)
                                    --------------------------------------------
Acquired Fund (Portfolio Funds)          4.49%         4.61%         4.55%
Fees and Expenses (3)
                                    ============================================
Total Annual Expenses                   10.65%         9.59%         9.04%
                                    ============================================
  Amount Waived Under Expense            3.01%         2.03%         2.14% (6)
Limitation Agreement (4)
Total Annual Expenses After Expense      7.64%         7.56%         6.90%
Limitation
                                    ============================================

(1) In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors.
(2) Reflects an estimate of all expected operating expenses for the Fund's current fiscal year, including an Administration Fee at the annual rate of 0.13% to be paid to the Administrator and a Marketing and Member Servicing Fee at the annual rate of 0.90% to be paid to the Distributor. In addition, the Fund's "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee at the annual rate of 0.01% to be paid to the Administrator) that are expected to be borne by the Fund for the current fiscal year (but excluding any Portfolio Fund fees and expenses). The Fund's "Other Expenses" are based on the Fund's net assets as of March 31, 2010. This Fee Table does not reflect the expenses of the Reorganization that will be borne by the Fund.
(3) Includes the fees and expenses of the Portfolio Funds in which the applicable Master Fund is already invested in and intends to invest in based upon the anticipated net proceeds from this offering. Typical performance fees or allocations to be paid to a Portfolio Manager generally range between 15% to 25% of the net capital appreciation (if any) in the assets managed by the Portfolio Manager. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio
Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on the Fund's net assets as of March 31, 2010.
(4) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 3.15% per annum with respect to EMF, and 2.95% with respect to the ARF, of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund.
(5) Reflects a reduction, as approved by the Board of ARF, in the Marketing and Member Servicing Fee to an annual rate of 0.70% effective as of April 1, 2011.
(6) Reflects a reduction, as approved by the Board of ARF, in the Expense Limitation to 2.35% effective as of April 1, 2011. The Expense Limitation Agreement will remain in effect until terminated by the Fund.

EMIF AND ARIF
                                              ACTUAL              PRO-FORMA
                                    --------------------------------------------

                                        EMIF            ARIF         ARIF
--------------------------------------------------------------------------------
INVESTOR TRANSACTION EXPENSES                     -------------
Maximum sales load (as a percentage      None           None         None
of offering price) (1)                            -------------
Maximum Repurchase Fee                   None           None         None
                                                  -------------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS) (AS A PERCENTAGE OF
AVERAGE NET ASSETS)
Investment Management Fees               1.45%         1.25%         1.25%
Other Expenses (2)                       7.30%         8.30%         6.38% (5)
                                    --------------------------------------------
Acquired Fund (Portfolio Funds)          4.49%         4.61%         4.55%
Fees and Expenses (3)
                                    ============================================
Total Annual Expenses                   13.24%        14.16%        12.18%
                                    ============================================
  Amount Waived Under Expense            6.00%         7.00%         5.73% (6)
Limitation Agreement (4)
                                    ============================================
Total Annual Expenses After Expense      7.24%         7.16%         6.45%
Limitation
                                    ============================================

(1)     No sales load will be charged to investors.
(2) Reflects an estimate of all expected operating expenses for the Fund's current fiscal year, including an Administration Fee at the annual rate of 0.13% to be paid to the Administrator and a Member Servicing Fee at the annual rate of 0.50% to be paid to the Distributor. In addition, the Fund's "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee at the annual rate of 0.01% to be paid to the Administrator) that are expected to be borne by the Fund for the current fiscal year (but excluding any Portfolio Fund fees and expenses). The Fund's "Other Expenses" are based on the Fund's net assets as of March 31, 2010. This Fee Table does not reflect the expenses of the Reorganization that will be borne by the Fund.
(3) Includes the fees and expenses of the Portfolio Funds in which the applicable Master Fund is already invested in and intends to invest in based upon the anticipated net proceeds from this offering. Typical performance fees or allocations to be paid to a Portfolio Manager generally range between 15% to 25% of the net capital appreciation (if any) in the assets managed by the Portfolio Manager. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on the Fund's net assets as of March 31, 2010.
(4) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.75% per annum with respect to EMIF, and 2.55% with respect to the ARIF, of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund.
(5) Reflects a reduction, as approved by the Board of ARIF, in the Member Servicing Fee to an annual rate of 0.25% effective as of April 1, 2011.
(6) Reflects a reduction, as approved by the Board of ARIF, in the Expense Limitation to 1.90% effective as of April 1, 2011. The Expense Limitation Agreement will remain in effect until terminated by the Fund.

The purpose of the tables above and the examples below is to assist prospective investors in understanding the various costs and expenses investors in the Funds will bear directly or indirectly.

EXAMPLES

These examples are intended to help you compare, both before and after the Reorganization the costs of investing in the AR Feeder Funds with the cost of investing in the EM Feeder Funds. You can also use these examples to compare the costs of these Funds with the costs of other funds with similar investment objectives. This Example assumes that you invest $1,000 in the Fund for the time periods indicated and redeem all your Units at the end of those periods.
It also assumes that your investment has a 5% return each year and that the Fund's operating expenses are as set forth in the preceding table. Although actual costs may be higher or lower, based on these assumptions your costs would be:

        FUND/CLASS                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
EMF                                   $94        $286        $457        $806
ARF                                   $93        $268        $427        $765
ARF (Pro Forma)                       $87        $254        $407        $741

        FUND/CLASS                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
EMIF                                  $72        $310        $510        $883
ARIF                                  $71        $323        $531        $906
ARIF (Pro Forma)                      $64        $287        $479        $852


These are examples only and do not represent future expenses, which may be greater or less than those shown above.

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

As described under the section "Reasons for the Reorganization," the Boards considered a number of factors when reviewing the Plan and considering the
proposed Reorganization.   Specifically, the Board considered the relative
performance of the Funds for periods ended September 30, 2010, during which the EM Funds had slightly better performance. The Board observed though that the AR Funds have been managed more consistent with the investment program employed by the Adviser's flagship product, which has posted strong returns over a more than 17 year period. Of course, a Fund's past performance is not an indication of future performance.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

Each Fund's annual report contains a discussion of that Fund's performance during the past five fiscal years and shows per share information for each of the past five fiscal years, as applicable. The EM Funds' annual and semi-annual reports are included with the Statement of Additional Information to this Prospectus/Proxy Statement. These documents are also available upon request. The Acquiring Funds' Annual Reports (which are included as Appendix B to the Acquiring Funds Prospectuses) and Semi-Annual Reports accompany this Prospectus/Proxy Statement. (See "More Information About the Funds" below.)
The Prospectuses of the Acquiring Funds also contains further information, including financial information, about the Acquiring Funds and are included with and considered a part of this Prospectus/Proxy Statement.

HOW DO THE PURCHASE AND REPURCHASE PROCEDURES OF THE FUNDS COMPARE?

The purchase and repurchase procedures of the EM Feeder Funds and the AR Feeder Funds are identical.

For all Feeder Funds, Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board. In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five business days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than five business days before the investor's proposed purchase or such other date as the selected dealer ("Selected Dealer") may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selected Dealer servicing the investor's account and deposited in an escrow account that bears interest (which is accrued for the benefit of the Fund) pending the deposit of such monies with the Fund. On the last day of a "fiscal period" (generally, one month), the Fund will withdraw the monies representing an investor's capital contribution from the escrow account or the Selected Dealer servicing the investor's account will remit to the Fund such monies representing the capital contribution from the investor's account, as applicable. Effective as of the first business day of the succeeding month, the Fund's records will reflect the issuance of Units to the investor, who will become a member of the Fund. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board reserves the right to reject any purchase for Units and the Board may, in its sole discretion, suspend purchases of Units at any time.

Generally, for all Feeder Funds, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000. Selected Dealers (in the case of ARF and EMF) and member service providers ("Member Service Providers") (in the case of ARIF and EMIF) have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000. The minimum initial investment for employees of the Adviser or a Selected Dealer/Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

No member or other person holding Units acquired from a member has the right to require the Fund to redeem those Units or portion thereof. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

The Fund from time to time will offer to repurchase outstanding Units or portions thereof from members pursuant to written tenders by members at such times and on such terms and conditions as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from members, the Board will consider various factors, including the recommendations of the Adviser. The Adviser currently expects that it will recommend (and has, in the past, recommended) to the Board that the Fund offer to repurchase Units from members four times each year, as of the last day of each calendar quarter. Each of these offers has ranged from 10% to 20% of a Fund's outstanding Units.

The dividend distribution policies of the Feeder Funds are identical. Each Feeder Fund operates in a manner to qualify as, a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each year that a Feeder Fund qualifies as a regulated investment company, it seeks to distribute to its members at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income). The amount of any dividends a Feeder Fund pays may vary over time, depending on market conditions, the composition of the Feeder Fund's or the master fund's investment portfolio, the expenses borne by the Units, any distributions made to the Feeder Fund (or the master fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Feeder Fund by Subchapter M under the Code. Because the Feeder Fund's tax treatment requires the Feeder Fund to make certain annual distributions to members, the Feeder Fund has established a program for the automatic reinvestment of these distributions in the Feeder Fund. Under the program, when a member's distribution is reinvested, additional Units will be issued to that member in an amount equal in value to the distribution. Nonetheless, the Feeder Fund cannot guarantee that it will pay any dividends or other distributions.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

As noted above, the Adviser is the investment adviser of each of the Funds pursuant to investment management agreements.

In consideration for the services provided by the Adviser, ARF and ARIF each pay a monthly investment management fee to the Adviser equal to 0.104% (1.25% on an annual basis) and EMF and EMIF each pay a monthly investment management fee to the Adviser equal to 0.121% (1.45% on an annual basis), of each Fund's net assets as of the end of the month. ARMF and EMMF do not pay any investment management fee to the Adviser so long as the Adviser continues to serve as the investment adviser to a fund that invests substantially all of its assets in ARMF or EMMF, as applicable.

Pursuant to separate distribution agreements relating to the Funds, Old Mutual Investment Partners ("OMIP" or the "Distributor"), 4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237, serves as the distributor for both the AR Feeder Funds and for the EM Feeder Funds. The Distributor is a wholly-owned subsidiary of OMUSH and is a member of the Financial Industry Regulatory Authority. Under the terms of the current distribution agreements between OMIP and each of ARF and EMF, OMIP is entitled to charge a fee to each investor on the purchase price of Units of up to 2.0% of an investor's investment amount. No such fees are currently charged by OMIP to investors in ARIF or EMIF. In addition, pursuant to the current marketing and member servicing plan, as compensation for the sale and marketing of Units, each of ARF and EMF pays OMIP an ongoing monthly marketing and member servicing fee at an annualized rate of 0.90% of the net assets of the Fund during the calendar quarter (after adjustment for any purchases and repurchases during the month). Each of ARIF and EMIF currently pays OMIP an ongoing member servicing fee at an annualized rate of 0.50% of the net assets of the Fund during the calendar quarter (after adjustment for any purchases and repurchases during the month). Under an amended and restated distribution agreement for ARF and ARIF, which was approved by the Boards of the AR Feeder Funds in December 2010, effective
April 1, 2011, OMIP's ongoing monthly marketing and member servicing fee will be reduced to an annualized rate of 0.70% for ARF, and the member servicing fee will be reduced to an annualized rate of 0.25% for ARIF, of the net assets of the Fund during the calendar quarter (after adjustment for any purchases and repurchases during the month).

                     COMPARISON OF PRINCIPAL RISKS FACTORS

As with most investments, investments in the AR Feeder Funds involve certain risks. These risks are substantially similar to the risks of investing in the EM Feeder Funds because the Funds have substantially similar investment objectives, investment strategies and investment policies. These risks include:

  o Investing in the Fund can result in a loss of invested capital. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the master fund and, therefore, the Fund.

  o The master fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk. Further, as a non-diversified fund, the master fund is permitted to concentrate investments in a smaller number of Portfolio Funds than a "diversified fund" (although it is currently anticipated that the master fund will allocate assets to more than 20 Portfolio Funds).

  o There are special tax risks associated with an investment in the Feeder Fund. Satisfaction of the various tests that must be met to maintain the Feeder Fund's tax status as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, requires significant support from the underlying Portfolio Funds. Failure to maintain such tax status would result in the Feeder Fund being subject to corporate level income tax. In addition, as a related matter, the Feeder Fund is required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Feeder Fund does not receive accurate information from the Portfolio Funds, the Feeder Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

  o Many Portfolio Funds and Portfolio Managers may be, recently formed and have only limited operating histories.

  o Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Liquidity will be provided to members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

  o An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $250,000 could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, a member bears a pro rata portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a pro rata portion of the asset-based fees, performance-based allocations and other expenses borne by the master fund as an investor in Portfolio Funds.

  o The fees and other expenses borne directly and indirectly by the Fund, including those of the master fund, which include the fees, expenses and performance-based allocations that are borne by the master fund as an investor in the Portfolio Funds, are higher than those of most other registered investment companies.


In addition, because both the AR Funds and the EM Funds invest in Portfolio Funds and operate in a master/feeder structure, the following additional risks apply to both the AR Funds and the EM Funds:

INVESTING IN PORTFOLIO FUNDS INVOLVES SPECIAL RISKS, INCLUDING THE FOLLOWING:

  o Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the master fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds).

  o Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

  o The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and, thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

  o The master fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts members receive upon the repurchase of Units. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the master fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the master fund by Portfolio Managers.

  o Portfolio Managers typically charge asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The master fund, as an investor in Portfolio Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

  o The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based fee or allocation. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

  o Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the master fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the master fund, which will be borne indirectly by members, even if the master fund's overall returns are negative.

  o Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the master fund could incur indirectly certain transaction costs without accomplishing any net investment result.

  o To the extent the master fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the master fund's investment in the Portfolio Fund.

  o The master fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The master fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

  o Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the master fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the master fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the master fund's portfolio or distribute it to investors in the master fund in connection with a repurchase by the master fund of all or a portion of its interests.

INVESTING IN A MASTER/FEEDER ARRANGEMENT INVOLVES CERTAIN ADDITIONAL RISKS, INCLUDING THE FOLLOWING:

  o The Fund pursues its investment objective by investing in the master fund. The Fund does not have the right to withdraw its investment in the master fund. Instead, it may only do so through periodic repurchases by the master fund of the Fund's interests in the master fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the master fund in lieu of cash when it withdraws capital from the master fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.

  o A change in the investment objective, policies or restrictions of the master fund may cause the Fund to withdraw its investment in the master fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the master fund. The investment objective and certain investment restrictions of the master fund may be changed without the approval of investors in the master fund. However, the master fund will notify the Fund at least 30 days before any such significant changes are implemented.

  o Interests in the master fund may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the master fund vote on matters affecting the master fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the master fund.

  o Other investors in the master fund may offer shares (or interests) to their respective investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the master fund may differ from the investment return of investors in the Fund.

EMERGING MANAGERS

The EM Funds are subject to Emerging Managers risk. Investments in the portfolio funds invested in by EMMF (the "EM Portfolio Funds") involve a high degree of business and financial risk that can result in substantial losses.
The EM Portfolio Funds are managed by "emerging managers" who may lack a significant track record, have limited assets under management and/or not have a fully developed client base among other characteristics, and, as a result, may:
(i) generate substantial losses; (ii) be subject to substantial fluctuations in performance results from period to period; or (iii) need substantial additional capital to enable them to participate in select investments, achieve desired performance results or maintain a competitive position within the investment industry. Moreover, such EM Portfolio Funds may face competition from other investment funds, which, compared to the EM Portfolio Funds, may be more established, have a larger number of qualified management and technical personnel and benefit from a larger capital base that provides them greater access to desirable investment opportunities requiring substantial capital. While the AR Funds invest in some Portfolio Funds managed by emerging managers and, thus, are subject to this emerging managers risk, the AR Funds do not focus primarily on emerging managers investments as the EM Funds do.

               INFORMATION ABOUT THE REORGANIZATION AND THE PLAN

This is only a summary of the Reorganization and the Plan. For more detailed information, you should read the Plan, which is attached as Exhibit A to this Prospectus/Proxy Statement and is incorporated herein by reference.

HOW WILL THE REORGANIZATION BE CARRIED OUT?

If the members of each of the EM Funds approve the Plan, the Reorganization will take place after the parties to the Plan satisfy various conditions. To effect the Reorganization, each of the EM Funds will deliver to the corresponding Acquiring Fund all of its assets on the Closing Date of the Reorganization. On the Closing Date, each Acquiring Fund will assume the stated liabilities of its corresponding EM Fund, as reflected in financial statements provided by the EM Funds to the Acquiring Funds. In exchange, each of the Acquiring Funds will issue Units/Interests equal to the value of the net assets of the corresponding EM Fund being acquired, which Units/Interests will be distributed by each of the EM Funds pro rata to its respective members. The value of the assets to be delivered to the Acquiring Funds will be the value of such assets computed as of 4:00 p.m., Eastern time, on the business day prior to the Closing Date, after the payment of dividends, using the valuation procedures of the Acquiring Funds or such other valuation procedures as may be mutually agreed upon by the Funds. Upon the closing of the transactions, the EM Funds will be terminated and will thereafter be dissolved under Delaware law.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

Each of the EM Funds will bear its own expenses relating to the Reorganization, including the cost of soliciting proxies, which are expected not to exceed the following: EMF - $120,000; EMIF - $60,000; and EMMF - $20,000. However, the Adviser has agreed to subject these expenses to each EM Feeder Fund's expense limitation. Therefore, because the EM Feeder Funds are currently operating with expense ratios that exceed the expense limitation, the Adviser, as a practical matter, will be bearing all of the costs of the Reorganization. These costs, however, may be recaptured by the Adviser from each EM Feeder Fund pursuant to the Expense Limitation Agreement's recapture provisions (described earlier).
Any amounts that would be reimbursable to the Adviser under the recapture provisions of the Expense Limitation Agreements of the EM Feeder Funds would be eliminated upon the Reorganization. On an ongoing basis, the Adviser will receive lower aggregate gross investment management fees as a consequence of the Reorganization. However, the Adviser will realize certain internal cost savings as a result of the Reorganization, primarily as a result of decreased portfolio management, fund administration, accounting and related activities because the Reorganization will involve a consolidation of the operations of the EM Funds and the AR Funds.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The Reorganization of the Feeder Funds is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. The EM Feeder Funds will obtain an opinion of counsel that the transactions contemplated by the reorganization of the Feeder Funds would not be a taxable event to the EM Feeder Funds or the members of the EM Feeder Funds. [Based on the diversified nature of each of EMMF's and ARMF's portfolio, the [Adviser] believes that ARMF's acquisition of all of the assets and liabilities of EMMF in exchange for Interests of ARMF, and the subsequent distribution of such Interests to the EM Feeder Funds (the "Master Fund Reorganization") should not be a taxable event to the EM Feeder Funds. Nevertheless, there is no assurance that the Internal Revenue Service (the "IRS") will agree with such opinion or such position, in which case it may treat the Reorganization as a taxable event to the EM Feeder Funds and their members.]

Subject to the limitations discussed below, capital losses of the Feeder funds from taxable years beginning on or prior to December 22, 2010 can generally be carried forward to each of the eight years succeeding the loss year to offset future capital gains of the Funds. Subject to the limitations discussed below, for taxable years beginning after December 22, 2010, the Feeder Funds may generally carry forward the excess of their net short-term capital loss over net long-term capital gain as a short-term capital loss, and the excess of their net long-term capital loss over net short-term capital gain as a long-term capital loss, to later years without limitation. [As of their fiscal years ended March 31, 2010, ARF and ARIF had capital loss carryforwards of $[____] and $[____], respectively. As of their fiscal years ended March 31, 2010, EMF and EMIF had capital loss carryforwards of $[____] and $[____], respectively.] [A Feeder Fund's ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, a Feeder Fund's "pre-acquisition losses" (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Feeder Funds to the extent such pre-acquisition losses exceed an annual limitation amount. Second, one Feeder Fund's pre-acquisition losses cannot be used to offset gains in another Feeder Fund that are "built in" (unrealized) at the time of the Reorganization and that exceed certain thresholds ("non-de minimis built-in gains") for five tax years. Third, an EM Feeder Fund's loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the gains of the respective AR Feeder Fund for the taxable year of the Reorganization that is equal to the portion of the respective AR Feeder Fund's taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, members of a Feeder Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

The effect of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each Feeder Fund at the time of the Reorganization and thus cannot be determined prior to the Reorganization.]

After the Reorganization, members will continue to be responsible for tracking the adjusted tax basis and holding period for their Units/Interests for federal income tax purposes. Members should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, and state and local tax consequences, if any, of the Reorganization. The discussion in this Prospectus/Proxy Statement only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT UNITS/INTERESTS OF THE ACQUIRING FUNDS?

If the Reorganization is approved by members of the EM Funds and consummated, Units/Interests of the respective Acquiring Funds will be distributed to members of the corresponding EM Funds in accordance with the procedures described above. When issued, the Units/Interests will be validly issued and fully paid and non-assessable. The Units/Interests of the respective Acquiring Fund will be recorded in each member's account, and the respective Acquiring Fund will then send a confirmation to each member.

The Acquiring Funds' Units/Interests to be issued in the Reorganization have substantially the same rights and privileges as your respective EM Fund Units/Interests. For example, all Units/Interests have voting rights. Like the EM Funds, the AR Funds do not routinely hold annual meetings of members. However, the AR Funds and the EM Funds may hold special meetings of members for matters requiring member approval.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE CAPITALIZATIONS BE AFTER THE REORGANIZATION?

The following table sets forth, as of September 30, 2010, the separate capitalizations of the Acquiring Funds and the EM Funds, and the estimated capitalizations of the Acquiring Funds as adjusted to give effect to the Reorganization. The capitalizations of the Acquiring Funds are likely to be different when the Reorganization is actually consummated.



(unaudited)
                                                           Pro-forma           ARF after
                                EMF           ARF        Adjustments to      Reorganization
                                                        Capitalization(1)     (pro forma)
----------------------------------------------------------------------------------------------
Net assets                 $13,478,276    $21,951,008         $0              $35,429,284
Units outstanding            128,511         212,921           0                343,664

                                       18

Net asset value per unit     $104.88         $103.09          $0                $103.09


(unaudited)
                                                           Pro-forma           ARIF after
                                EMIF          ARIF       Adjustments to      Reorganization
                                                        Capitalization(1)     (pro forma)
----------------------------------------------------------------------------------------------
Net assets                  $2,525,641     $1,942,702         $0               $4,468,343
Units outstanding              23,913         18,575           0                 42,725
Net asset value per unit     $105.62         $104.58          $0                $104.58


(unaudited)
                                                           Pro-forma           ARMF after
                                EMMF          ARMF       Adjustments to      Reorganization
                                                        Capitalization(1)     (pro forma)
----------------------------------------------------------------------------------------------
Net assets                  $16,078,353    $24,068,435         [$0]            $40,146,788

[(1) The adjustments do not reflect the estimated costs of the Reorganization incurred by each Fund. Each of the EM Funds will bear its own expenses relating to the Reorganization, including the cost of soliciting proxies, which are expected not to exceed the following: EMF - $120,000; EMIF - $60,000; and EMMF - $20,000. However, the Adviser has agreed to subject these expenses to each EM Feeder Fund's expense limitation. Therefore, because the EM Feeder Funds are currently operating with expense ratios that exceed the expense limitation, the Adviser, as a practical matter, will be bearing all of the costs of the Reorganization. These costs, however, may be recaptured by the Adviser from each EM Feeder Fund pursuant to the Expense Limitation Agreement's recapture provisions (described earlier). Any amounts that would be reimbursable to the Adviser under the recapture provisions of the Expense Limitation Agreements of the EM Feeder Funds would be eliminated upon the Reorganization. Any amounts that would be reimbursable to the Adviser under the recapture provisions of the Expense Limitation Agreements of the EM Feeder Funds would be eliminated upon the Reorganization.]

            REASONS FOR THE REORGANIZATION AND BOARD CONSIDERATIONS

The Reorganization has been proposed in order to consolidate the Old Mutual fund of funds complex, which currently consists of six relatively small closed-end funds in two master/feeder structures. The AR Funds would survive the Reorganization and ARMF would hold the combined investment assets of the complex. The Reorganization is anticipated to have the following benefits for members of the EM Funds:

  o Members of the EM Funds would become members of a combined larger fund, with greater prospects for viability. (The EM Funds have approximately 33% less assets than the AR Funds);
  o The Acquiring Funds will bear lower fees and expenses than the current EM Funds. In fact, the expense caps of ARF and ARIF will be 0.80% and 0.85% lower than those of EMF and EMIF, respectively (after taking into consideration reductions in the expense caps for ARF and ARIF, which will take effect on April 1, 2011);
  o The Reorganization will facilitate a more concentrated selling effort on a single master fund complex, as opposed to marketing two similar sets of products with identical investment objectives as is currently the case; and
  o The Reorganization will streamline portfolio management efforts, as the portfolio of only one master fund will need to be managed by the Adviser after the Reorganization.

The Reorganization was reviewed by the Board, with the advice and assistance of Fund counsel. At a special meeting of the Board in December 2010 and at a meeting held on February 4, 2011, the Board considered the Reorganization of the EM Funds, as proposed by the Adviser. In connection with those Board meetings, the Adviser provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below, and responded to questions raised by the Board at the meetings. The Board also considered information provided in connection with various other proposals recently approved by the Board that will reduce the fee structure of the AR Funds effective April 1, 2011.

After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it at its meetings that the Board considered relevant to its deliberations, the Board, including the independent Board members thereof (the "Independent Managers"), unanimously approved the Reorganization of each EM Fund. The Board, including the Independent Managers, also unanimously determined that participation by each EM Fund in the Reorganization was in the best interests of such EM Fund and that the Units of existing members of each EM Fund would not be diluted as a result of the Reorganization.

The general factors considered by the Board in assessing and approving the Reorganization included, among others, in no order of priority:

     1. the potential benefits mentioned above of the Reorganization to the members of the EM Funds;

     2. the Reorganization as part of the Adviser's overall commitment to streamline and to improve its fund offerings for the benefit of EM Funds' members;

     3. the substantial similarity of investment objectives, principal investment strategies and policies of the EM Funds and the Acquiring Funds;

     4. the estimated operating expenses that members of each EM Fund are expected to experience as members of the Acquiring Funds after the Reorganization relative to the operating expenses currently borne by such members, including that, on a net basis, such expenses are expected to decline materially as a result of the Reorganization (particularly, after taking into account the amended Expense Limitation Agreement of the Acquiring Fund) (see "Fees and Expenses");

     5. the current assets of each EM Fund and each Acquiring Fund, and the anticipated combined pro forma assets of the Acquiring Funds after the Reorganization;

     6. the portfolio management team expected to be responsible for the combined master fund, and the historical performance of each EM Fund and each AR Fund, recognizing that no assurances can be given that the AR Funds will achieve any particular level of performance after the Reorganization;

     7. the likelihood that each EM Fund would achieve and/or maintain sufficient size to ensure its continued economic viability absent the Reorganization, and the AR Funds' relative prospects for attracting additional assets after the Reorganization and potential economies of scale;

     8. the anticipated tax-free nature of the exchange of Units/Interests in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization, including potential limitations on the AR Feeder Funds' use of the EM Feeder Funds' pre-Reorganization realized losses for U.S. federal income tax purposes after the Reorganization and the potential diminution of the AR Feeder Funds' ability to use those losses to offset future gains;

     9. the potential benefits of the Reorganization to the Adviser and its affiliates;

     10. that members of the EM Funds will experience no material change in member services as a result of the Reorganization; and

     11. that the direct costs associated with the Reorganization will be subject to the Expense Limitation and, as a result, borne by the Adviser (though, in theory, the costs may be recouped from the EM Funds pursuant to the respective provisions in their Expense Limitation Agreements).

In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. Certain of the factors considered by the Board are discussed in more detail below.

STREAMLINED PRODUCT LINE
The Board considered that the Reorganization is intended, among other things, to streamline the Adviser's product offerings by reducing the number of funds in the fund complex. Reducing the number of funds in the complex is intended to enhance the funds' prospects for attracting additional assets by better differentiating the funds for potential members (which should lead to a more concentrated selling effort).

TAX CONSEQUENCES
[The Board examined the relative tax situations of each EM Fund and each AR Fund and the resulting tax impact of the proposed Reorganization to each EM Fund's members. In that connection, as noted, the Board considered the anticipated tax-free nature of the exchange of Units/Interests in the Reorganization, and other expected U.S. federal income tax consequences of the Reorganization. In particular, the Board considered the expectation that: (i) no gain or loss will be recognized by each of the EM Funds upon the transfer of all of its assets to the corresponding Acquiring Fund in exchange for AR Fund Units/Interests and the assumption by the Acquiring Fund of all of the liabilities of the EM Fund, or upon the distribution of Units/Interests of the Funds to their members in liquidation; (ii) no gain or loss will be recognized by the members of the each of the EM Funds upon the exchange of EM Fund Units/Interests for AR Fund Units/Interests; (iii) the aggregate tax basis of AR Fund Units/Interests an EM Fund member receives in the Reorganization will be the same as the aggregate tax basis of the EM Fund Units/Interests exchanged therefore; and (iv) an EM Fund member's holding period for the AR Fund Units/Interests received in the Reorganization will be determined by including the member's holding period for the EM Fund Units/Interests exchanged therefor, provided the member held such EM Fund Units/Interests as capital assets.]

[The Board also reviewed a detailed analysis of the potential limitations on the use of each of the EM Feeder Fund's pre-Reorganization losses by the corresponding AR Feeder Fund for U.S. federal income tax purposes after the Reorganization and the potential diminution of the AR Feeder Fund's ability to use those losses to offset future gains. The Board also took into account information from management showing that the AR Feeder Fund should realize, over the course of time, economic benefits from the Reorganization that should exceed the potential tax cost to those particular EM Fund members (see "Tax Status of the Reorganizations").]

CONTINUITY OF INVESTMENT
The Board took into account the fact that each EM Fund and each Acquiring Fund have substantially similar investment objectives and principal investment strategies. Specifically, the Board noted that each EM Fund and AR Fund share an identical investment objective: to seek to generate attractive returns while attempting to reduce volatility. The Board also noted that although the EM Funds focus on investments in Portfolio Funds managed by emerging managers, the AR Funds are not prohibited from investing in such Portfolio Funds. The Board also took into account that the Funds share a common portfolio management team.

INVESTMENT PERFORMANCE
The Board considered the relative performance record of each Fund, noting, however, that past performance is no guarantee of future results. Specifically, the Board considered the relative performance of the Funds for periods ended September 30, 2010, during which the EM Funds had slightly better performance. The Board observed though that the AR Funds have been managed more consistent with the investment program employed by the Adviser's flagship product, which has posted strong returns over a more than 17 year period.

ECONOMIES OF SCALE
The Board observed that, in addition to the potential to realize immediate economies associated with consolidating the smaller EM Funds into larger combined funds, such as the elimination of duplicative costs, the combined funds may be able to take advantage of other economies of scale associated with larger funds. For example, a larger fund may have an enhanced ability to effect portfolio transactions on favorable terms and may have greater investment flexibility. Furthermore, the Board observed that the combined fixed expenses of the larger combined funds, such as audit and accounting expenses, could be reduced as they are spread across a larger asset base. The Board also considered the potential benefits and economies of scale to the Adviser resulting from the Reorganization and whether those benefits would be shared with Fund members. The Board also considered the Adviser's belief that the AR Funds would be better positioned to experience growth in assets from investor inflows than the EM Funds.

BOARD RECOMMENDATION AND REQUIRED VOTE

The Board recommends that members of each EM Fund approve the Plan. The Plan is subject to the separate approval of members of each of the EM Funds (voting separately). For each EM Fund, the Plan must be approved by the affirmative vote of members holding a majority of the total number of votes at such meeting.

A vote by members of EMF or EMIF to approve the Plan will also constitute a vote for EMF or EMIF to approve the Plan with respect to EMMF. (Pursuant to the requirements of the master/feeder agreement between each EM Feeder Fund and EMMF, each EM Feeder Fund will vote its Interest in EMMF proportionately for and against approval of the Reorganization in accordance with the actual votes of the EM Feeder Funds' members at the Meeting for and against the proposal to approve the Reorganization. Accordingly, the vote of each member of the EM Feeder Funds will apply towards both the vote of Reorganization of that EM Feeder Fund as well as EMMF.)

IF MEMBERS APPROVE THE REORGANIZATION, IT IS ANTICIPATED THAT THE REORGANIZATION WOULD OCCUR ON OR ABOUT MARCH 31, 2011 OR SUCH LATER DATE APPROVED BY THE OFFICERS OF THE FUNDS.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE
                            FOR THE REORGANIZATION.
                            ---

Each Reorganization of an EM Fund is contingent upon the Reorganization of each other EM Fund. Accordingly, in the event the Reorganization is approved by only one EM Feeder Fund, no Reorganization will be consummated as to any of the Funds.

                COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES,
                               POLICIES, AND RISK

This section describes the investment objectives, principal investment strategies and the key investment policies of the Funds, including certain differences between them, as well as the risks associated with such objectives, strategies and policies. For a complete description of the Acquiring Funds' investment strategies, policies and risks, you should read the Acquiring Funds' Prospectuses, which are included with this Prospectus/Proxy Statement.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT OBJECTIVES OF THE EM FUNDS AND THE ACQUIRING FUNDS?

No. Like the EM Funds, the Acquiring Funds are closed-end management investment companies managed by the Adviser. The investment objective of each EM Fund is identical to the investment objective of the corresponding Acquiring Fund. The investment objective of each of the Funds is seek to generate attractive returns while attempting to reduce volatility. Both the EM Funds and the AR Funds operate in a master/feeder structure. As such, the EM Feeder Funds and the AR Feeder Funds pursue their investment objective by investing substantially all of their investable assets in EMMF and ARMF, respectively.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT STRATEGIES AND POLICIES OF THE EM FUNDS AND THE ACQUIRING FUNDS?

Unlike the AR Funds, the EM Funds have a specific focus on investments in Portfolio Funds that are managed by emerging managers. Otherwise, the investment policies of the EM Funds and the AR Funds are the same.

HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS DIFFER?

The Funds have adopted identical fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without the prior vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Acquiring Funds' fundamental investment restrictions are listed in each of the Acquiring Funds' Prospectus dated July 30, 2010, as supplemented, which is incorporated by reference into this Prospectus/Proxy Statement and is available upon request.

                        MORE INFORMATION ABOUT THE FUNDS

Administration and Transfer Agency Services. SEI Investments Global Funds Services ("SEI") acts as administrator and transfer agent for each of the Funds.

For administrative services provided to the EM Funds, SEI is paid fees calculated at the following annual rates:



         NET ASSETS                    EMF            EMIF             EMMF
--------------------------------------------------------------------------------
First $100 million in net assets of    0.13%         0.13%            0.01%
the applicable Fund
Next $200 million in aggregate         0.11%         0.11%            0.01%
net assets of the applicable Fund
Next $200 million in aggregate         0.09%         0.09%            0.01%
net assets of the applicable Fund
Net assets of the applicable Fund      0.07%         0.07%            0.01%
in excess of $500 million

For transfer agency services provided to the Funds, SEI is paid the following fees (subject to a $25,000 minimum fee per EM Feeder Fund and AR Feeder Fund):

Base Fee:
        $2,000 per month per CUSIP

Shareholder Account Fees:
        $1.50 per month per directly held shareholder account (assuming no phone servicing)
        $2.00 per month per directly held shareholder account (assuming Citigroup performs telephone shareholder servicing)
        $0.25 per month per closed shareholder account

Account Set-up Fees:
        $25 per new shareholder account

Custodial Services. SEI Private Trust Company is the custodian for the assets of the Funds.

The Adviser and each of the EM Feeder Funds and AR Feeder Funds have entered into an expense limitation and reimbursement agreement (each, the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all offering expenses, as well as the portion of the applicable master fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.95% for ARF, 2.55% for ARIF, 3.15% for EMF and 2.75% for EMIF, per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. The Board of ARF and ARIF approved an amended and restated Expense Limitation Agreement whereby the Expense Limitation is reduced to 2.35% and 1.90%, respectively, effective as of April 1, 2011.

Additional Information. More information about the Acquiring Funds is included in: (1) each Acquiring Fund's Prospectus, which is included with and considered a part of this Prospectus/Proxy Statement; (2) the Statement of Additional
Information dated [     ] to this Prospectus/Proxy Statement, which is
incorporated by reference herein; (3) the Acquiring Funds' annual reports to member for the year ended March 31, 2010, which are included with (as Appendix B to the Acquiring Funds' Prospectuses) and considered a part of this Prospectus/Proxy Statement ("Annual Reports"); and (4) the Acquiring Funds' Semi-Annual Reports for the six months ended September 30, 2010 ("Semi-Annual Reports"), which are included with and considered a part of this Prospectus/Proxy Statement. You may request free copies of the Annual Reports and the Semi-Annual Reports, which have been filed with the SEC, by calling [(888) 266-2200] or by writing to the Adviser at 800 Westchester Avenue, S-618, Rye Brook, New York, 10573. More information about the EM Feeder Funds are contained in the EM Feeder Funds' Prospectuses, each dated July 30, 2010, as supplemented, which are incorporated by reference into this Prospectus/Proxy Statement and is available upon request free of charge by calling [(888) 266-2200], or by writing to the EM Funds care of the Adviser at [800 Westchester Avenue, S-618, Rye Brook, New York,
10573].

This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the AR Feeder Funds with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement filed by ARF and ARIF and to the exhibits and amendments thereto for further information with respect to the Acquiring Funds and the Units they offer. Statements contained herein describing the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC's web site at www.sec.gov. To request information regarding the Funds, you may also send an email to the SEC at publicinfo@sec.gov.

                               VOTING INFORMATION

HOW WILL SOLICITATIONS BE MADE?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be borne as set forth above. In addition to the solicitation of proxies by mail, officers and employee of the Adviser and its affiliates may, without special compensation, solicit proxies by means of telephone, facsimile transmission or other electronic media, or personal contacts.

HOW WILL MEMBER VOTING BE HANDLED?

Only members of record of the EM Funds at the close of business on December 31, 2010 (the "Record Date"), will be entitled to notice of and to vote at the Meeting on the matters described in this Prospectus/Proxy Statement.

For each EM Fund, the presence in person or by proxy of members holding a majority of the total number of votes eligible to be cast by all members as of the Record Date shall constitute a quorum. For each EM Fund, the Plan must be approved by the affirmative vote of members holding a majority of the total number of votes at such meeting.

If sufficient votes to approve the Proposal with respect to any of the EM Funds are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. A majority of the votes cast by members present in person or by proxy at the Meeting (whether or not sufficient to constitute a quorum) may adjourn the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy card will use the authority granted to them to vote on adjournment in their discretion.

Proxies returned with instructions to withhold authority to vote, abstentions (proxies marked to indicate the member is abstaining from voting on a particular matter) and broker "non-votes" (meaning a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the Units on a particular matter with respect to which the broker or nominee does not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter.

Members who object to any proposal in this Prospectus/Proxy Statement will not be entitled to compel any sale or appraisal of the EM Funds' assets or a Member's interests.

WHAT VOTE IS NECESSARY TO APPROVE THE PLAN?

Provided that quorum requirements described above have been satisfied, for each EM Fund, the Plan must be approved by the affirmative vote of members holding a majority of the total number of votes at such meeting. A vote by members of EMF or EMIF to approve the Plan will also constitute a vote for EMF or EMIF to approve the Plan with respect to EMMF. (Pursuant to the requirements of the master/feeder agreement between each EM Feeder Fund and EMMF, each EM Feeder Fund will vote its Interest in EMMF proportionately for and against approval of the Reorganization in accordance with the actual votes of the EM Feeder Funds' members at the Meeting for and against the proposal to approve the Reorganization. Accordingly, the vote of each member of the EM Feeder Funds will apply towards both the vote of Reorganization of that EM Feeder Fund as well as EMMF.)

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person. You may also vote by completing, signing and returning the enclosed proxy card in the enclosed postage paid envelope. If you return your signed proxy card, your vote will be cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card, but give no voting instructions, your Units will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

MAY I REVOKE MY PROXY?

Members may revoke their proxy at any time before it is voted by sending a written notice to the EM Funds expressly revoking the proxy, by signing and forwarding to the EM Funds a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement and is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

Only members of record on the Record Date will be entitled to vote at the Meeting. There were 126,137.5280 Units, 23,912.8400 Units and $16,055,124.33
in Interests outstanding of EMF, EMIF and EMMF, respectively, entitled to vote as of the Record Date. Each member of EMF and EMIF is entitled to cast one vote per Unit held.

WHO WILL PAY THE EXPENSES OF SOLICITING PROXIES?

Each of the EM Funds will bear the cost of soliciting proxies. However, the Adviser has agreed to subject these expenses to each EM Feeder Fund's expense limitation. Therefore, because the EM Feeder Funds are currently operating with expense ratios that exceed the expense limitation, the Adviser, as a practical matter, will be bearing all of the costs of the Reorganization. These costs, however, may be recaptured by the Adviser from each EM Feeder Fund pursuant to the Expense Limitation Agreement's recapture provisions (described earlier).

HOW DO I SUBMIT A MEMBER PROPOSAL?

The EM Funds are not required to, and do not intend to, hold regular annual members' meetings. A member wishing to submit a proposal for consideration for inclusion in a proxy statement for the next members' meeting, if any, should send his or her written proposal to the EM Funds, care of the Adviser, directed to the attention of [ ], at the principal office of the Adviser located at 800 Westchester Avenue, S-618, Rye Brook, New York, 10573, so that it is received within a reasonable time before any such meeting. The inclusion and presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a member does not guarantee that the proposal will be included in the EM Funds' proxy statement or presented at the meeting.

                           PRINCIPAL HOLDERS OF UNITS

Exhibit B sets forth those members of record who owned more than 5% of the outstanding units of any of the Funds as of December 31, 2010.

                                  EXHIBITS TO
                           PROSPECTUS/PROXY STATEMENT

Exhibit

A Form of Agreement and Plan of Reorganization between the EM Funds and the AR Funds

B    Principal Holders of Units

C    Proxy Card

                         OTHER DOCUMENTS INCLUDED WITH
                        THIS PROSPECTUS/PROXY STATEMENT

  o  Prospectus of ARF dated July 30, 2010, as supplemented to date
  o  Prospectus of ARIF dated July 30, 2010, as supplemented to date
  o Annual Report of ARF for the period ended March 31, 2010 (included as Appendix B to Prospectus of ARF dated July 30, 2010, as supplemented)
  o Annual Report of ARIF for the period ended March 31, 2010 (included as Appendix B to Prospectus of ARIF dated July 30, 2010, as supplemented)
  o Annual Report of ARMF for the period ended March 31, 2010 (included as Appendix B to Prospectuses of ARF and ARIF, each dated July 30, 2010, as supplemented)
  o  Semi-annual Report of ARF for the period ended September 30, 2010
  o  Semi-annual Report of ARIF for the period ended September 30, 2010
  o  Semi-annual Report of ARMF for the period ended September 30, 2010

                                   EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 10th day of February, 2011, by and between each of: (i) Old Mutual Emerging Managers Fund, L.L.C. ("EMF") and Old Mutual Absolute Return Fund, L.L.C. ("ARF"); (ii) Old Mutual Emerging Managers Institutional Fund,
L.L.C. ("EMIF," and together with EMF, the "EM Feeder Funds") and Old
Mutual Absolute Return Institutional Fund, L.L.C. ("ARIF," and together with ARF, the "AR Feeder Funds"); and (iii) Old Mutual Emerging Managers
Master Fund, L.L.C. ("EMMF," and collectively with the EM Feeder Funds, the
"EM Funds") and Old Mutual Absolute Return Master Fund, L.L.C. ("ARMF," and collectively with the AR Feeder Funds, the "AR Funds").

          The transactions contemplated by this Agreement (the "Acquisition") will consist of: (i) the transfer of all of the assets of each of EMF and EMIF, in exchange solely for units of limited liability company interests ("Units") of ARF and ARIF, respectively, (ii) the assumption by ARF and ARIF of the identified liabilities of EMF and EMIF, respectively, (iii) the pro rata distribution as of the Closing Date by EMF and EMIF of Units of ARF and ARIF to the members of EMF and EMIF, respectively, in complete liquidation of EMF and EMIF (the transactions identified in the preceding clauses (i), (ii) and (iii), the "Feeder Reorganizations"), (iv) the transfer of all of the assets of EMMF in exchange solely for limited liability company interests ("Interests") of ARMF;
(v) the assumption by ARMF of the identified liabilities of EMMF; and (vi) the distribution by EMMF as of the Closing Date of Interests pro rata to the members of EMMF in liquidation of EMMF as provided herein (the transactions identified in the preceding clauses (iv), (v) and (vi), the "Master Reorganization"), all upon the terms and conditions hereinafter set forth.

          (For purposes of this Agreement, each of the EM Funds may be referred to as a "Selling Fund," or collectively as, the "Selling Funds" and each of the AR Funds may be referred to as an "Acquiring Fund," or collectively as, the "Acquiring Funds." "Corresponding" Acquiring Funds and Selling Funds are: (i) ARF and EMF; (ii) ARIF and EMIF; and (iii) ARMF and EMMF.)

          WHEREAS, each Selling Fund and each Acquiring Fund are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as closed-end management investment companies, and each Selling Fund owns securities that are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

          WHEREAS, each of the Selling Funds and each of the Acquiring Funds is authorized to offer and issue Units or Interests, as the case may be, to investors;

          WHEREAS, the Board of Managers of each Acquiring Fund has determined that the Acquiring Fund should acquire all of the assets of the corresponding Selling Fund in exchange for its Units or Interests and the assumption of the identified liabilities of the corresponding Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth, that these transactions are in the best interests of the Acquiring
Fund and that the interests of the Acquiring Fund's existing members will not be diluted as a result of the transactions contemplated herein;

          WHEREAS, the Board of Managers of each Selling Fund has determined that the Selling Fund should transfer all of its assets and the identified liabilities for Units or Interests of the corresponding Acquiring Fund on the terms and conditions herein set forth, that these transactions are in the best interests of the Selling Fund and that the interests of the Selling Fund's existing members will not be diluted as a result of the transactions contemplated herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:




                                   ARTICLE I

            TRANSFER OF ASSETS OF THE SELLING FUNDS IN EXCHANGE FOR UNITS/INTERESTS OF THE ACQUIRING FUNDS AND ASSUMPTION OF
               LIABILITIES, AND LIQUIDATION OF THE SELLING FUNDS

          Section 1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of the Selling Fund's assets as set forth in Section 1.2 to the corresponding Acquiring Fund. The corresponding Acquiring Fund agrees in exchange therefor: (i) to deliver to the Selling Fund, as provided in Section 1.6, the Acquiring Fund's Units or Interests, as applicable, computed in the manner and as of the time and date set forth in Section 2.2; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place as of the Closing Date provided for in
Section 3.1.

          Section 1.2 ASSETS TO BE ACQUIRED. The assets of each Selling Fund to be acquired by the corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash (with the exception of that amount of cash necessary to discharge the liabilities and obligations of the Selling Fund that are not being assumed by the corresponding Acquiring Fund as set forth in Section 1.3), securities, commodities, interests in futures and dividends and interest receivable, that is owned by the Selling Fund and all deferred and prepaid expenses shown as assets on the books of the Selling Fund as of the Closing Date.

          Section 1.3 LIABILITIES TO BE ASSUMED. Each Selling Fund will endeavor to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date. Each Acquiring Fund shall assume only those of the corresponding Selling Fund's liabilities, expenses, costs, charges, reserves and other obligations in existence as of the Closing Date and reflected on a Statement of Assets and Liabilities of the corresponding Selling Fund prepared on behalf of the Selling Fund, in accordance with generally accepted accounting principles consistently applied from the prior audited period. Each Acquiring Fund shall assume only those liabilities of the corresponding Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, which other obligations shall remain the obligation of the Selling Fund, and the expenses of the Acquisition contemplated to be paid by the Selling Fund shall not be assumed or paid by the corresponding Acquiring Fund.

          Section 1.4 LIQUIDATION AND DISTRIBUTION. Each Selling Fund will liquidate and distribute pro rata to the Selling Fund's members, determined as of the commencement of business on the Closing Date ("Selling Fund Members"), the corresponding Acquiring Fund's Units or Interests, as applicable, received by the Selling Fund pursuant to Section 1.1. With respect to ARMF and EMMF, such liquidation and distribution will be accomplished by the transfer of ARMF's Interests then credited to the account of EMMF on the books of ARMF to open capital accounts on the records of ARMF in the names of EMMF's members, each such account for an EMMF member representing such member's pro rata share of the Interests of ARMF based on the percentage interest of such member in EMMF (each a "Capital Account"). With respect to the AR Feeder Funds and the EM Feeder Funds, such liquidation and distribution will be accomplished by the transfer of each Acquiring Fund's Units then credited to the account of the corresponding Selling Fund on the books of the Acquiring Fund to record in such books the names of Selling Fund Members with such member's pro rata share of such the Acquiring Fund's Units, which shall be based on the net asset value of the Units of such member in the Selling Fund. All issued and outstanding Units or Interests of Selling Fund Members in each Selling Fund will simultaneously be canceled on the books of the Selling Fund. No Acquiring Funds shall issue certificates representing its Units or Interests, as applicable, in connection with such exchange. On or as soon as reasonably practicable after the Closing Date, each Selling Fund will thereupon proceed to dissolve as set forth in
Section 1.8 below.

          Section 1.5 OWNERSHIP OF INTERESTS. Each Selling Fund's ownership of the corresponding Acquiring Fund's Units/Interests, as applicable, will be shown on the books of the corresponding Acquiring Fund's transfer agent as of the Closing Date. Each Selling Fund Members' ownership of the corresponding Acquiring Fund's Units or Interests, as applicable, following the distributions referred to in Section 1.4 will also be shown on the books of the corresponding Acquiring Fund's transfer agent as of the Closing Date. Each Acquiring Fund's Units or Interests will be issued in the manner described in the Proxy Statement, as defined in Section 4.1(m), which shall have been distributed to Selling Fund Members.

          Section 1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of an Acquiring Fund's Units or Interests, as applicable, in a name other than the registered holder of the corresponding Selling Fund's Units or Interests, as applicable, on the books of the corresponding Selling Fund as of the time of issuance shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund's Units or Interests are to be issued and transferred.

          Section 1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of a Selling Fund is and shall remain the responsibility of such Selling
Fund up to and including the Closing Date and such later date on which such Selling Fund is terminated.

          Section 1.8 TERMINATION OF THE SELLING FUNDS. After the Closing Date, each Selling Fund shall cease operations and shall not engage in any transactions or activities other than the distribution of the corresponding Acquiring Fund's Units/Interests, as applicable, as contemplated by Section 1.4, and those associated with the winding up of its affairs and its dissolution under the laws of the State of Delaware. Each Selling Fund shall, as soon after the Closing Date as is reasonably practicable, take all actions as may be necessary to terminate its existence under Delaware law and to obtain an order of the Securities and Exchange Commission (the "Commission"), pursuant to Section 8(f) of the 1940 Act, declaring that such Selling Fund has ceased to be an investment company.

                                   ARTICLE II

                                   VALUATION

          Section 2.1 VALUATION OF ASSETS. The value of each Selling Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be determined as of the Closing Date using the valuation procedures of the corresponding Acquiring Fund.

          Section 2.2 VALUATION OF UNITS OR INTERESTS TO BE ISSUED. The aggregate value of each Acquiring Fund's Units or Interests, as applicable, to be issued pursuant to Section 1.1 shall be equal to the value of the acquired assets of the corresponding Selling Fund determined in the manner and as of the time set forth in Section 2.1 less the liabilities of the corresponding Selling Fund assumed by the Acquiring Fund pursuant to Section 1.3.

          Section 2.3 DETERMINATION OF VALUE. All computations of value shall be made by [Larch Lane Advisors LLC ("Larch Lane")] in accordance with its customary practices in valuing the assets of the Acquiring Fund in accordance with the procedures of each Acquiring Fund.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

          Section 3.1 CLOSING DATE. The closing of the Acquisition (the "Closing") shall take place on or about March 31, 2011 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place as of the Closing shall be deemed to take place simultaneously at the commencement of business on the Closing Date unless otherwise provided. The Closing shall be held at 9:00 a.m. Eastern time at the offices of the Acquiring Funds, or at such other time or place as the parties may agree. Any acts or items not required under this Agreement to take place or be delivered on or prior to the Closing Date shall take place or be delivered by no later than [May 30, 2011].

          Section 3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date (a) the New York Stock Exchange or another primary trading market for portfolio securities or other investments of investment funds in which the Acquiring Funds or the Selling Funds invest shall be closed to trading or trading thereon shall be restricted, such that it is not reasonably practicable to determine the value of the assets of either the Acquiring Funds or the Selling Funds as of such date or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate determination of the value of the net assets of the Acquiring Funds or the Selling Funds is impracticable, the Closing Date shall be postponed until the last business day of the month during which trading shall have been fully resumed and reporting shall have been restored and it is reasonably practicable to determine the value of the assets of both the Acquiring Funds and the Selling Funds.

          Section 3.3 TRANSFER AGENT AND CUSTODIAN CERTIFICATES. SEI Investments Global Fund Services, Inc. ("SEI"), as the administrator and transfer agent of each Selling Fund, shall deliver, with respect to each Selling Fund: (i) as soon as is reasonably practicable following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Members; and (ii) by [May 30, 2011], a certificate of an authorized officer stating (a) with respect to EMMF, the amount of EMMF's outstanding Interests owned by and the value of the corresponding Capital Account of each Selling Fund Member as of the Closing Date; and (b) with respect to each EM Feeder Fund, the amount of outstanding Units of the Fund and the value of the Units held by each Selling Fund Member as of the Closing Date. SEI Private Trust Company, as custodian for the assets of each Selling Fund, shall deliver, with respect to each Selling Fund: (x) at the Closing a certificate of an authorized representative as to the assets it holds and acknowledging receipt of instructions to transfer such assets to the corresponding Acquiring Fund effective as of the Closing; and (y) as soon as is reasonably practicable following the Closing, a certificate of an authorized representative stating that it has transferred such assets to the corresponding Acquiring Fund. SEI, the transfer agent for each Acquiring Fund, shall deliver at the Closing, with respect to each Acquiring Fund, a certificate as to the opening on the Acquiring Fund's member account records of accounts in the names of the corresponding Selling Fund and the corresponding Selling Fund Members. As soon as is reasonably practicable following the Closing Date, each Acquiring Fund shall cause SEI to issue and deliver a confirmation evidencing such Acquiring Fund's Units or Interests, as applicable, have been credited as of the Closing Date to the corresponding Selling Fund's and corresponding Selling Fund Members' accounts on the books of the Acquiring Fund. As soon as is reasonably practicable following the Closing Date, each Acquiring Fund will cause SEI to provide, to the corresponding Selling Fund evidence satisfactory to the corresponding Selling Fund that the Acquiring Fund's Units or Interests, as applicable, have been credited pro rata to the Selling Fund Members as of the Closing Date. At the Closing, or as soon as reasonably practicable thereafter, each party shall deliver to the other such bills of sale, checks, assignments, receipts and other documents as such other party or its counsel may reasonably request.

          Section 3.4 STATEMENT OF ASSETS AND LIABILITIES OF THE SELLING FUND. As soon as reasonably practicable after the Closing Date, each Selling Fund shall deliver to the corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Selling Fund.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

          Section 4.1 REPRESENTATIONS OF THE SELLING FUND. Each Selling Fund (unless otherwise specified) represents and warrants to the corresponding Acquiring Fund as follows:

               (a) The Selling Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

               (b) The Selling Fund is registered under the 1940 Act as a closed-end management investment company and such registration is in full force and effect.

               (c) The Board of Managers of the Selling Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

               (d) The prospectus of each EM Feeder Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and at the time of use did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All EM Feeder Fund Units sold in transactions which required registration have been registered under the 1933 Act.

               (e) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to member approval and to the Selling Fund obtaining the consents required by Section 5.5 hereof) by the Selling Fund will not result, in violation of any provision of the Selling Fund's amended and restated Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Selling Fund is a party or by which it is bound.

               (f) The Selling Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of business) that if terminated may result in material liability to the Selling Fund prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in a Statement of Assets and Liabilities prepared by the Selling Fund as of the Closing Date.

               (g) To the knowledge of the Selling Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Selling Fund's financial condition, the conduct of the Selling Fund's business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (h) The audited financial statements of the Selling Fund at March 31, 2010 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the corresponding Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund of a material amount as of such date not disclosed therein.

               (i) Since March 31, 2010 there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Acquiring Fund. For purposes of this subsection (i), distributions or accepted tenders of Units or Interests, as applicable, are deemed to be in the ordinary course of business.

               (j) All issued and outstanding Units/Interests of the Selling Fund, as applicable, are, and as of the Closing Date will be, duly and validly issued and outstanding. All of the issued and outstanding Units or Interests, as applicable, will, as of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent for the Selling Fund as provided in Section 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase Units or Interests, as applicable, of the Selling Fund nor any security convertible into Selling Fund Units or Interests, as applicable, of the Selling Fund.

               (k) As of the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the corresponding Acquiring Fund pursuant to Section 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than restrictions on the transfer of interests in private investment funds arising under the 1933 Act and such other restrictions as disclosed to the corresponding Acquiring Fund and accepted by the corresponding Acquiring Fund in its sole discretion.

               (l) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and this Agreement constitutes a valid and binding obligation of the Selling Fund enforceable in accordance with its terms, subject to its approval by Selling Fund Members and, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

               (m) The registration statement and any amendment thereto (including any post-effective amendment) (the "Registration Statement") filed with the Commission by the corresponding AR Feeder Fund on Form N-14 relating to the corresponding AR Feeder Fund's Units to be issued hereunder and the proxy statement of the Selling Fund included therein (the "Proxy Statement"), on the effective date of the Registration Statement and insofar as they do not relate to such AR Feeder Fund, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of Selling Fund Members and as of the Closing Date, the Proxy Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the corresponding AR Feeder Fund for use in the Registration Statement or Proxy Statement or for use in any supplement or amendment thereto.

               (n) The information furnished by EMF and EMIF to the corresponding AR Feeder Fund for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

               (o) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Selling
Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

               (p) The schedule of investments delivered to the corresponding Acquiring Fund lists all securities owned by the Selling Fund or in which the Selling Fund has a beneficial interest as of the date of its last audited financial statements and as of the Closing Date.

               (q) The liabilities of the Selling Fund assumed by the corresponding Acquiring Fund plus the liabilities, if any, to which the transferred assets are subject were incurred by the Selling Fund in the ordinary course of its business and are associated with the assets transferred.

               (r) As of the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns or reports) shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          Section 4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. Each Acquiring Fund (unless otherwise specified) represents and warrants to the corresponding Selling Fund as follows:

               (a) The Acquiring Fund is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to carry on its business as presently conducted.

               (b) The Acquiring Fund is registered under the 1940 Act as a closed-end, management investment company and such registration is in full force and effect.

               (c) The Board of Managers of the Acquiring Fund meets the fund governance standards set forth in Rule 0-1 under the 1940 Act.

               (d) As of the Closing Date, the current prospectus of the AR Feeder Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result, in violation of any provision of the Acquiring Fund's amended and restated Limited Liability Company Agreement or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the Acquiring Fund is a party or by which it is bound.

               (f) To the knowledge of the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition and the conduct of the Acquiring Fund's business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

               (g) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, except for such liabilities as have been incurred in the ordinary course of its business and are duly reflected in its books and records.

               (h) As of the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the corresponding Selling Fund. For the purposes of this subsection (h), distributions or accepted tenders of Units/Interests, as applicable, are deemed to be in the ordinary course of business.

               (i) As of the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes (whether or not shown on such returns) shall have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

               (j) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

               (k) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement, (a) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (b) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the meeting of the Selling Fund Members and as of the Closing Date, the Proxy Statement and the Registration Statement and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Proxy Statement or any supplement or amendment thereto made in reliance upon and in conformity with information furnished by the corresponding Selling Fund for use in the Registration Statement or the Proxy Statement or for use in any supplement or amendment thereto.

               (l) The Acquiring Fund's Units/Interests, as applicable, to be issued and delivered to the corresponding Selling Fund, for the account of corresponding Selling Fund Members, pursuant to the terms of this Agreement will, as of the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding
Units/Interests, as applicable, and will be fully paid and non-assessable by the Acquiring Fund, and no members of the Acquiring Fund or other person will have any preemptive right of subscription or purchase in respect thereof.

               (m) The information furnished by the Acquiring Fund to the corresponding Selling Fund for use in the Registration Statement and the Proxy Statement is accurate and complete in all material respects and complies in all material respects with the federal securities and other laws and regulations thereunder applicable thereto.

               (n) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or shall be obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws.

               (o) The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase the Acquiring Fund's Units/Interests, as applicable, nor any security convertible into the Acquiring Fund's Units/Interests, as applicable.

               (p) No consideration other than the Acquiring Fund's Units/ Interests, as applicable, (and the Acquiring Fund's assumption of the liabilities of the corresponding

Selling Fund, as contemplated by this Agreement) will be issued in exchange for the assets of the corresponding Selling Fund in the Acquisition.

          Section 4.3 MUTUAL REPRESENTATIONS. Each Selling Fund and each Acquiring Fund represent and warrant to the other as follows:

               (a) The fair value of the Acquiring Fund's Units/Interests, as applicable, and other consideration received by each Selling Fund Member will be approximately equal to the fair value of the corresponding Selling Fund's Units/Interests, as applicable, surrendered in exchange therefor.

               (b) Selling Fund Members will pay their respective expenses, if any, incurred in connection with the transaction.

               (c) None of the compensation received by any Selling Fund Member who is an employee of or service provider to the Selling Fund will be separate consideration for, or allocable to, any of the Selling Fund's Units/Interests, as applicable, that such Selling Fund Member held; none of the Acquiring Fund's Units/Interests, as applicable, that any such corresponding Selling Fund Member receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Selling Fund Member will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

                                   ARTICLE V

             COVENANTS OF THE ACQUIRING FUNDS AND THE SELLING FUNDS

          Section 5.1 OPERATION IN ORDINARY COURSE. Each Acquiring Fund and each Selling Fund will operate its business in the ordinary course between the date hereof and the Closing Date.

          Section 5.2 INVESTMENT REPRESENTATION. Each Selling Fund covenants that the corresponding Acquiring Fund's Units/Interests, as applicable, to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

          Section 5.3 APPROVAL BY MEMBERS. Each Selling Fund will call a meeting of its Selling Fund Members to be held before the Closing Date to consider and act upon this Agreement and will take all reasonable actions necessary to obtain approval of this Agreement and the transactions contemplated herein by its members.

          Section 5.4 ADDITIONAL INFORMATION. Each Selling Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's Units/Interests, as applicable.

          Section 5.5 TRANSFER OF INVESTMENTS. Each Selling Fund will take all actions reasonably necessary: (a) to obtain necessary consents to and to enable the transfer of its investments in private investment funds to the corresponding Acquiring Fund in connection with the Acquisition; and (b) to sell, transfer or otherwise dispose of any such investments as to which such consents have not, prior to the Closing, been obtained.

          Section 5.6 D&O INSURANCE. Prior to the Closing, each Selling Fund shall have taken such actions as may be necessary to extend the term of the existing directors and officers liability insurance policy of the Selling Fund (the "D&O Policy") so as to provide coverage thereunder to managers of the Selling Fund for a period of five (5) years following the Closing Date.

          Section 5.7 FURTHER ACTION. Subject to the provisions of this Agreement, each Acquiring Fund and each Selling Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

          Section 5.8 PROXY STATEMENT. In connection with the meeting of the Selling Fund Members referred to in Section 5.3, each Selling Fund and each Acquiring Fund will prepare a Proxy Statement for such meeting, to be included in the Registration Statement, which the AR Feeder Funds file for registration under the 1933 Act of the offering of the AR Feeder Funds' Units to be distributed to the Selling Fund Members hereunder, all in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

          Section 5.9 COMPLIANCE WITH RULE 17a-8. In connection with the transactions contemplated herein, each Fund agrees that the determinations made by its respective board of managers as required by Rule 17a-8 under the 1940 Act, and the bases thereof, including the factors considered by the Managers, will be recorded fully in the minute books of each Selling Fund. Each Acquiring Fund agrees that it will preserve written records that describe the Acquisition and its terms for six years after the Acquisition (and for the first two years in an easily accessible place).

                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUNDS

          Section 6.1 The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided in this Agreement, and, in addition thereto, shall be subject to the condition that all representations, covenants, and warranties of the corresponding Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the corresponding Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the corresponding Acquiring Fund, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

          Section 6.2 The obligations of each EM Fund to consummate the transactions provided for herein and close the Acquisition with respect to such Fund shall be contingent upon the closing of the Acquisition by each other EM Fund.

                                  ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

          The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date, except as otherwise provided for in this Agreement, and, in addition thereto, shall be subject to the condition that:

          Section 7.1 All representations, covenants, and warranties of the corresponding Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the corresponding Selling Fund shall have delivered to the Acquiring Fund a certificate executed in its name by a duly authorized officer of the corresponding Selling Fund, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

          Section 7.2 The corresponding Selling Fund shall have delivered to the Acquiring Fund a list of the corresponding Selling Fund's portfolio securities as of the Closing Date, certified by the Treasurer of the Selling Fund.

                                  ARTICLE VIII

       FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS
                             AND THE SELLING FUNDS

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to each Selling Fund or each corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement, except as otherwise provided herein:

          Section 8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the Selling Fund's outstanding

Units/Interests, as applicable, in accordance with the provisions of the Selling Fund's amended and restated Limited Liability Company Agreement and certified copies of the resolutions evidencing such approval shall have been delivered to the corresponding Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Section 8.1.

          Section 8.2 As of the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act, and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          Section 8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

          Section 8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

          Section 8.5 The EM Feeder Funds and the AR Feeder Funds shall have received an opinion of Schulte Roth & Zabel LLP ("SRZ"), substantially to the effect that, based on certain facts, assumptions and representations of the parties and subject to the conditions and limitations set forth therein, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

               (a) The Feeder Reorganizations will each constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the AR Feeder Funds and its corresponding EM Feeder Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

               (b) no gain or loss will be recognized by members of either of the EM Feeder Funds upon the exchange of their Units of the EM Feeder Fund solely for Units of the corresponding AR Feeder Fund in the Feeder Reorganizations;

               (c) no gain or loss will be recognized by either EM Feeder Fund upon the transfer of all of the assets of such EM Feeder Fund to its corresponding AR Feeder Fund solely in exchange for Units of such AR Feeder Fund and the assumption by such AR Feeder Fund of the liabilities of such EM Feeder Fund or upon the distribution of such Units of such AR Feeder Fund to members of such EM Feeder Fund in exchange for such members' Units of such EM Feeder Fund in liquidation of such EM Feeder Fund;

               (d) the aggregate tax basis of Units of the AR Feeder Funds received by a member of the corresponding EM Feeder pursuant to the Feeder Reorganization, including fractional Units to which such member may be entitled, will be the same as the aggregate tax basis of Units of the corresponding EM Feeder Fund exchanged therefor by such member;

               (e) the holding period of Units of each of the AR Feeder Funds to be received by each member of the corresponding EM Feeder Fund pursuant to the Feeder Reorganization, including fractional Units to which such member may be entitled, will include the period for the Units of such EM Feeder Fund exchanged therefor, provided such Units of such EM Feeder Fund are held as capital assets at the time of the Feeder Reorganization;

               (f) the tax basis of the assets acquired by each of the AR Feeder Funds will be the same as the tax basis of such assets to the corresponding EM Feeder Fund immediately before the Feeder Reorganization;

               (g) the holding period of the assets in the hands of each of the AR Feeder Funds will include the period during which those assets were held by the corresponding EM Feeder Fund;

               (h) pursuant to Section 381(a) of the Code and Section 1.381(a) -1 of the income tax regulations thereunder, each of the AR Feeder Funds will succeed to and take into account the items of its corresponding EM Feeder Fund described in Section 381(c) of the Code, subject to the provisions and limitations specified in Sections 381, 382, 383, and 384 of the Code and the income tax regulations thereunder; and

               (i) under Section 381(b) of the Code, the tax year of each of the EM Feeder Funds will end on the Closing Date.

               Such opinion shall be based on customary assumptions and such representations as SRZ may reasonably request, and each of the parties to this Agreement will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither any EM Feeder Fund nor any AR Feeder Fund may waive the condition set forth in this
Section 8.5.

               SRZ will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles
(i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

                                   ARTICLE IX

                                    EXPENSES

          Section 9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each of the parties hereto (excluding extraordinary expenses), whether incurred before or after the date of this Agreement, will be borne by such party. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement;
(c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund's Units/Interests to be issued in connection herewith in each state in which corresponding Selling Fund Members are resident as of the date of the mailing of the Proxy Statement to such members; (d) postage; (e) printing; (f) accounting fees; (g) legal fees;
and (h) solicitation costs. It is understood and acknowledged that Larch
Lane has agreed to subject these costs to the Expense Limitation (as defined in each Feeder Fund's prospectus) of each Fund as currently in place.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          Section 10.1 Each Acquiring Fund and each corresponding Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          Except for the representations, warranties, and covenants in
Section 5.7, all other representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                  TERMINATION

          Section 11.1 This Agreement may be terminated by the mutual agreement of each Acquiring Fund and the corresponding Selling Fund. In addition, either an Acquiring Fund or a corresponding Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

               (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed as of or prior to the Closing Date, if not cured within 30 days; or

               (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

          Section 11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund or the corresponding Selling Fund, or their respective Managers or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in Section 9.1.

                                  ARTICLE XII

                                   AMENDMENTS

          Section 12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by each Selling Fund and each corresponding Acquiring Fund; provided, however, that following the mailing of the Proxy Statement to Selling Fund Members, no such amendment may have the effect of changing the provisions for determining the aggregate value of the Acquiring Fund's Units/Interests, as applicable, to be issued to Selling Fund Members under this Agreement to the detriment of such members without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                            LIMITATION OF LIABILITY

          Section 13.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          Section 13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          Section 13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

          Section 13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this Section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          Section 13.5 With respect to each Acquiring Fund, each Selling Fund and their respective boards of managers, the names used herein refer respectively to the fund, and, as the case may be, the managers of such funds, as managers but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of each Acquiring Fund and each Selling Fund. The obligations of each Acquiring Fund and each Selling Fund entered into in the name or on behalf thereof by any of the managers, representatives or agents of the Acquiring Fund and the Selling Fund, respectively, are made not individually, but in such capacities, and are not binding upon any of the managers, members, representatives or agents of the Acquiring Fund and the Selling Fund, as the case may be, personally, but bind only the property of the respective Funds.



         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}

          IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                         OLD MUTUAL ABSOLUTE RETURN FUND,
                                         L.L.C.

                                         By: _____________________________
                                             Name:
                                             Title:

                                         OLD MUTUAL ABSOLUTE RETURN
                                         INSTITUTIONAL FUND, L.L.C.

                                         By: _____________________________
                                             Name:
                                             Title:

                                         OLD MUTUAL ABSOLUTE RETURN MASTER
                                         FUND, L.L.C.

                                         By: _____________________________
                                             Name:
                                             Title:

                                         OLD MUTUAL EMERGING MANAGERS FUND,
                                         L.L.C.

                                         By: _____________________________
                                             Name:
                                             Title:

                                         OLD MUTUAL EMERGING MANAGERS
                                         INSTITUTIONAL FUND, L.L.C.

                                         By: _____________________________
                                             Name:
                                             Title:

                                         OLD MUTUAL EMERGING MANAGERS
                                         MASTER FUND, L.L.C.

                                         By: _____________________________
                                             Name:
                                             Title:

                                   EXHIBIT B

                           PRINCIPAL HOLDERS OF UNITS

[On December 31, 2010, officers or Managers of the EM Funds owned less than 1% of the Units of any EM Fund. On December 31, 2010, the officers or Managers of the AR Funds owned none of the outstanding Units/Interests, as applicable, of any AR Fund.]

To the best knowledge of the Funds, as of the Record Date, no person, except as set forth in the table below, owned of record 5% or more of the outstanding Units/Interests of any of the Funds. Except as noted therein, the Funds have no knowledge of beneficial ownership.

                                                      Unit/Interest
    Fund Name         Name and Address of Account        Amount       Percentage
--------------------------------------------------------------------------------
EMF                            [TO COME]
EMIF
EMMF
ARF
ARIF
ARMF

                                   EXHIBIT C



                                     PROXY

               OLD MUTUAL EMERGING MANAGERS FUND, L.L.C. ("EMF")
        OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C. ("EMIF")
           OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C. ("EMMF")
               PROXY SOLICITED ON BEHALF OF THE BOARD OF MANAGERS
                   FOR SPECIAL MEETING OF MEMBERS TO BE HELD
                              ON MARCH 21, 2011



     The undersigned member of EMF, EMIF or EMMF, as applicable, hereby appoints
[         ] and [          ] jointly and severally, as proxies, with full power
to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all Units of EMF, EMIF or EMMF, as applicable, held of record by the undersigned on December 31, 2010 at the Special Meeting of members of the Fund to be held on March 21, 2011 at the offices of Schulte
Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022 at 11:00 a.m. Eastern Daylight Time and at all adjournments thereof, and to vote the Units held in the name of the undersigned on the record for such meeting on the matter listed below.

The Board of Managers recommends a vote FOR the proposal listed below.


     PROPOSAL 1: To approve an Agreement and Plan of Reorganization pursuant to which substantially all of the assets and liabilities of: (a) EMF would be acquired by Old Mutual Absolute Return Fund, L.L.C. ("ARF"); (b) EMIF would be acquired by Old Mutual Absolute Return Institutional Fund, L.L.C. ("ARIF"); and (c) EMMF would be acquired by Old Mutual Absolute Return Master Fund, L.L.C. ("ARMF," and collectively with ARF and ARIF, the "AR Funds"), each in exchange for units of limited liability interests ("Units") or limited liability company interests ("Interests"), as the case may be, of the corresponding AR Fund.

             FOR [   ]     AGAINST [   ]     ABSTAIN [   ]

PLEASE MARK, SIGN AND DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

     If this proxy is properly executed and received by the Funds prior to the meeting, the Units represented hereby will be voted in the manner directed above. If not otherwise specified, this proxy will be voted FOR each Proposal.

     Please date and sign below exactly as name appears on this proxy. Executor, administrators, trustees, etc. should give full title. If Units are held jointly, each holder should sign.




Name of Member:
               ---------------------------------


Account(s):
           -------------------------------------


Units as of December 31, 2010:
                              ------------------



------------------------------------------------
Authorized Signature
Title:



------------------------------------------------
Authorized Signature
Title:



Dated:
      ------------------------------------------


 YOUR VOTE IS IMPORTANT, PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN
                             THE ENCLOSED ENVELOPE.

                      STATEMENT OF ADDITIONAL INFORMATION
                                       OF

                    OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.

                                      AND

             OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.

                                Dated [_______]

               Acquisition of Substantially All of the Assets of:

                   OLD MUTUAL EMERGING MANAGERS FUND, L.L.C.

                        By and in exchange for Units of

                    OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.

                                      and

               Acquisition of Substantially All of the Assets of:

            OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C.

                        By and in exchange for Units of

             OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.

                                      and

               Acquisition of Substantially All of the Assets of:

                OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C.

                      By and in exchange for Interests of

                 OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C.

This Statement of Additional Information ("SAI") relates specifically to the proposed acquisition of substantially all of the assets of: (1) Old Mutual Emerging Managers Fund, L.L.C. ("EMF") in exchange for units of limited liability company interests ("Units") of Old Mutual Absolute Return Fund, L.L.C. ("ARF"), (2) Old Mutual Emerging Managers Institutional Fund, L.L.C. ("EMIF, and together with EMF, the "EM Feeder Funds") in exchange for Units of Old Mutual Absolute Return Institutional Fund, L.L.C. ("ARIF," and together with ARF, the "AR Feeder Funds"), and (3) Old Mutual Emerging Managers Master Fund, L.L.C. ("EMMF," and collectively with the EM Feeder Funds, the "EM Funds") in exchange for limited liability company interests ("Interests") of Old Mutual Absolute Return Master Fund, L.L.C. ("ARMF," and collectively with the AR Feeder Funds, the "AR Funds"). This SAI contains information which may be of interest to members of the EM Funds, but which generally is not included in the Prospectus/Proxy Statement dated [_____] (the "Prospectus/Proxy Statement") relating to the Reorganization.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the EM Funds care of the Adviser at 800 Westchester Avenue, S-618, Rye Brook, New York, 10573, or by calling, toll-free, 1-888-226-2200. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings given to them in the Prospectus/Proxy Statement.

This SAI consists of this Cover Page and the following documents, each of which is incorporated by reference herein.

1. Prospectus of ARF, dated July 30, 2010, as supplemented, as previously filed via EDGAR is incorporated herein by reference to ARF's filing under Rule 497 filed August 2, 2010, and accompanied the mailing of the Prospectus/Proxy Statement dated [____], relating to the above-referenced transaction.

2. Prospectus of ARIF, dated July 30, 2010, as supplemented, as previously filed via EDGAR is incorporated herein by reference to ARIF's filing under Rule 497 filed August 2, 2010, and accompanied the mailing of the Prospectus/Proxy Statement dated [____], relating to the above-referenced transaction.

3. Prospectus of EMF, dated July 30, 2010, as supplemented, as previously filed via EDGAR is incorporated herein by reference to EMF's filing under Rule 497 filed August 2, 2010 and will be mailed to any member who requests this SAI.

4. Prospectus of EMIF, dated July 30, 2010, as supplemented, as previously filed via EDGAR is incorporated herein by reference to EMIF's filing under Rule 497 filed August 2, 2010 and will be mailed to any member who requests this SAI.

5. Annual Report of ARF for the fiscal year ended March 31, 2010 as previously filed via EDGAR is incorporated herein by reference to ARF's Form N-CSR filed June 9, 2010, and accompanied the mailing of the Prospectus/Proxy Statement (as Appendix B to the Prospectus of ARF dated July 30, 2010 included therewith) dated [____], relating to the above-referenced transaction.

6. Annual Report of ARIF for the fiscal year ended March 31, 2010 as previously filed via EDGAR is incorporated herein by reference to ARIF's Form N-CSR filed June 9, 2010, and accompanied the mailing of the Prospectus/Proxy Statement (as Appendix B to the Prospectus of ARIF dated July 30, 2010 included therewith) dated [____], relating to the above-referenced transaction.

7. Annual Report of ARMF for the fiscal year ended March 31, 2010 as previously filed via EDGAR is incorporated herein by reference to ARMF's Form N-CSR filed June 9, 2010, and accompanied the mailing of the Prospectus/Proxy Statement (as Appendix B to the Prospectuses of ARF and ARIF, each dated July 30, 2010, and included therewith) dated [____], relating to the above-referenced transaction.

8. Annual Report of EMF for the fiscal year ended March 31, 2010 as previously filed via EDGAR is incorporated herein by reference to EMF's Form N-CSR filed June 9, 2010 and will be mailed to any member who requests this SAI.

9. Annual Report of EMIF for the fiscal year ended March 31, 2010 as previously filed via EDGAR is incorporated herein by reference to EMIF's Form N-CSR filed June 9, 2010 and will be mailed to any member who requests this SAI.

10. Annual Report of EMMF for the fiscal year ended March 31, 2010 as previously filed via EDGAR is incorporated herein by reference to EMMF's Form N-CSR filed June 9 and will be mailed to any member who requests this SAI.

11. Semi-Annual Report of ARF for the period ended September 30, 2010 as previously filed via EDGAR is incorporated herein by reference to ARF's Form N-CSR filed December 7, 2010 and accompanied the mailing of the Prospectus/Proxy Statement dated [____], relating to the above-referenced transaction.

12. Semi-Annual Report of ARIF for the period ended September 30, 2010 as previously filed via EDGAR is incorporated herein by reference to ARIF's Form N-CSR filed December 7, 2010 and accompanied the mailing of the Prospectus/Proxy Statement dated [____], relating to the above-referenced transaction.

13. Semi-Annual Report of ARMF for the period ended September 30, 2010 as previously filed via EDGAR is incorporated herein by reference to ARMF's Form N-CSR filed December 7, 2010 and accompanied the mailing of the Prospectus/Proxy Statement dated [____], relating to the above-referenced transaction.

14. Semi-annual Report of EMF for the period ended September 30, 2010 as previously filed via EDGAR is incorporated herein by reference to EMF's Form N-CSR filed December 7, 2010 and will be mailed to any shareholder who requests this SAI.

15. Semi-annual Report of EMIF for the period ended September 30, 2010 as previously filed via EDGAR is incorporated herein by reference to EMIF's Form N-CSR filed December 7, 2010 and will be mailed to any shareholder who requests this SAI.

16. Semi-annual Report of EMMF for the period ended September 30, 2010 as previously filed via EDGAR is incorporated herein by reference to EMMF's Form N-CSR filed December 7, 2010 and will be mailed to any shareholder who requests this SAI.

Exhibit A -Pro-forma Portfolio of Investments

Exhibit B -Pro-forma Statement of Assets and Liabilities

Exhibit C -Pro-forma Statement of Operations

Exhibit D -Pro-forma Notes to Combined Financial Statements

                                                                      EXHIBIT A

PRO-FORMA
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010
(UNAUDITED)


PRO FORMA
COMBINED SCHEDULE OF INVESTMENTS (UNAUDITED)


                                       Old Mutual Absolute         Old Mutual Emerging
                                    Return Master Fund, LLC     Managers Master Fund, LLC                 Combined Fund
As of September 30, 2010           COST     FAIR VALUE     %    COST     FAIR VALUE      %        COST        FAIR VALUE       %
-----------------------------------------------------------------------------------------------------------------------------------

DIRECTIONAL:
COMAC Global Macro Fund, Ltd.      $   823,353  $ 974,005   4.05%  $ 921,555  $ 1,090,175   6.78%  $ 1,744,908  $  2,064,180  5.14%
Edgestream Nais Fund, Ltd.             917,134    973,692   4.05%    607,270      645,031   4.01%    1,524,404     1,618,723  4.03%
Remington Investment
  Strategies, L.P.                     650,000    718,337   2.98%          -            -   0.00%      650,000       718,337  1.79%
Tudor BVI Global Fund, Ltd.            803,973    884,203   3.67%          -            -   0.00%      803,973       884,203  2.20%
                                   ------------------------------------------------------------------------------------------------
     TOTAL DIRECTIONAL               3,194,460  3,550,237  14.75%  1,528,825    1,735,206  10.79%    4,723,285     5,285,443 13.17%
                                   ------------------------------------------------------------------------------------------------

EQUITY STRATEGIES:
7x7 Institutional Partners, L.P.       618,753    723,446   3.01%          -            -   0.00%      618,753       723,446  1.80%
Atlas Fundamental Trading Fund, L.P.   550,000    541,102   2.25%          -            -   0.00%      550,000       541,102  1.35%
Bluefin Investors, L.P.                500,000    496,000   2.06%    625,000      715,875   4.45%    1,125,000     1,211,875  3.02%
Cedar Hill Onshore Mortgage
  Opportunity Fund, L.P.                21,285     21,679   0.09%     20,086       20,458   0.13%       41,371        42,137  0.10%
Cobalt Partners, L.P.                  925,000    939,790   3.90%          -            -   0.00%      925,000       939,790  2.34%
Corsair Select, L.P.                         -          -   0.00%    500,000      515,596   3.21%      500,000       515,596  1.28%
Cygnus Utilities, Infrastructure
  & Renewables, LLC                    650,000    612,582   2.55%    910,000      852,579   5.30%    1,560,000     1,465,161  3.65%
Expo Health Sciences Fund, L.P.        675,000    757,751   3.15%    750,000    1,088,989   6.77%    1,425,000     1,846,740  4.60%
FrontPoint Onshore Financial
  Services Fund, L.P.                  750,000    765,699   3.18%          -            -   0.00%      750,000       765,699  1.91%
GEM Realty Securities, L.P.
  - Class A                            375,000    430,533   1.79%          -            -   0.00%      375,000       430,533  1.07%
GEM Realty Securities, L.P.
  - Class B                            475,000    537,591   2.23%          -            -   0.00%      475,000       537,591  1.34%
Harvey QP, L.P.                              -          -   0.00%  1,198,210    1,224,408   7.62%    1,198,210     1,224,408  3.05%
Iridian Opportunity Fund, L.P.         800,000    824,080   3.42%    750,000      775,408   4.82%    1,550,000     1,599,488  3.98%
JANA Partners Qualified, L.P.        1,125,889  1,253,881   5.21%          -            -   0.00%    1,125,889     1,253,881  3.12%
JANA Partners Qualified, L.P. - SP      21,105     22,677   0.09%          -            -   0.00%       21,105        22,677  0.06%
JANA Piranha Fund, L.P.                 44,649     26,811   0.11%          -            -   0.00%       44,649        26,811  0.07%
JAT Capital Domestic Fund, L.P.        700,000    786,392   3.27%  1,150,000    1,377,304   8.57%    1,850,000     2,163,696  5.39%
Riley Paterson Asian
  Opportunities Fund                   450,000    427,969   1.78%    775,000      717,203   4.46%    1,225,000     1,145,172  2.85%


PRO FORMA
COMBINED SCHEDULE OF INVESTMENTS (UNAUDITED)


                                       Old Mutual Absolute         Old Mutual Emerging
                                    Return Master Fund, LLC     Managers Master Fund, LLC                 Combined Fund
As of September 30, 2010              COST     FAIR VALUE     %    COST     FAIR VALUE        %       COST       FAIR VALUE       %
-----------------------------------------------------------------------------------------------------------------------------------
Turner Long/Short Equity, L.P.        550,000     533,875   2.22%          -            -   0.00%     550,000     533,875     1.33%
Two Sigma Spectrum U.S. Fund, L.P.  1,225,000   1,633,644   6.79%          -            -   0.00%   1,225,000   1,633,644     4.07%
                                   ------------------------------------------------------------------------------------------------
   TOTAL EQUITY STRATEGIES         10,456,681  11,335,502  47.10%  6,678,296    7,287,820  45.33%  17,134,977  18,623,322    46.39%
                                   ------------------------------------------------------------------------------------------------

EVENT DRIVEN:
Atwater Capital Partners, L.P.        250,000     257,598   1.07%    450,000      463,687   2.88%     700,000     721,285     1.80%
GCA Credit Opportunities Fund LLC     650,000     887,128   3.68%    750,000    1,092,239   6.79%   1,400,000   1,979,367     4.93%
GoldenTree Partners, L.P         .     71,077      88,103   0.37%     98,201      120,237   0.75%     169,278     208,340     0.52%
Greywolf Capital Partners II, L.P.      8,509       6,072   0.03%     12,740        9,060   0.06%      21,249      15,132     0.04%
Kingdon Credit Partners, L.P.         475,000     523,283   2.17%    575,000      607,514   3.78%   1,050,000   1,130,797     2.82%
Octavian Global Fund, L.P.                  -           -   0.00%     60,543       49,238   0.31%      60,543      49,238     0.12%
RoundKeep Global Fund, L.P.           425,000     435,303   1.81%    800,000      817,294   5.08%   1,225,000   1,252,597     3.12%
Senator Global Opportunity Fund, L.P. 375,000     508,547   2.11%    562,500      762,821   4.74%     937,500   1,271,368     3.17%
Southpaw Credit Opportunity
  Partners, L.P.                      775,000     908,817   3.78%          -            -   0.00%     775,000     908,817     2.26%
Stone Lion Fund, L.P.                 350,000     393,256   1.63%    775,000      870,780   5.42%   1,125,000   1,264,036     3.15%
                                   ------------------------------------------------------------------------------------------------
     TOTAL EVENT DRIVEN             3,379,586   4,008,107  16.65%  4,083,984    4,792,870  29.81%   7,463,570   8,800,977    21.92%
                                   ------------------------------------------------------------------------------------------------

OPPORTUNISTIC:
D.E. Shaw Composite Fund, LLC         754,178     768,538   3.19%          -            -   0.00%     754,178     768,538     1.91%
Everest Capital Global, L.P.          325,000     316,879   1.32%          -            -   0.00%     325,000     316,879     0.79%
Manikay Onshore Fund, L.P.            450,000     459,732   1.91%    725,000      745,245   4.63%   1,175,000   1,204,977     3.00%
Perry Partners, L.P.                1,000,000   1,138,364   4.73%          -            -   0.00%   1,000,000   1,138,364     2.84%
Wexford Spectrum Fund, L.P.           935,000     971,496   4.04%          -            -   0.00%     935,000     971,496     2.42%
                                   ------------------------------------------------------------------------------------------------
     TOTAL OPPORTUNISTIC            3,464,178   3,655,009  15.19%    725,000      745,245   4.63%   4,189,178   4,400,254    10.96%
                                   ------------------------------------------------------------------------------------------------

RELATIVE VALUE:
Nisswa Tail Hedge Fund, L.P.          225,000     206,616   0.86%          -            -   0.00%     225,000     206,616     0.51%
                                   ------------------------------------------------------------------------------------------------
     TOTAL RELATIVE VALUE             225,000     206,616   0.86%          -            -   0.00%     225,000     206,616     0.51%
                                   ------------------------------------------------------------------------------------------------
     TOTAL PORTFOLIO FUNDS         20,719,905  22,755,471  94.55% 13,016,105   14,561,141  90.56%  33,736,010  37,316,612    92.95%
                                   ------------------------------------------------------------------------------------------------

CASH EQUIVALENT:
SDIT Prime Obligation Fund,
  Class A, 0.100%                     765,677     765,677   3.18%   1,390,843    1,390,843  8.65%   2,156,520   2,156,520     5.37%
                                   ------------------------------------------------------------------------------------------------
     TOTAL CASH EQUIVALENT            765,677     765,677   3.18%   1,390,843    1,390,843  8.65%   2,156,520   2,156,520     5.37%
                                   ------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                 $21,485,582 $23,521,148  97.73% $14,406,948 $ 15,951,984 99.21% $35,892,530 $39,473,132    98.32%
                                  =================================================================================================

                                               SEE THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


                                                                      EXHIBIT B

ARF

PRO-FORMA
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2010
(UNAUDITED)


PRO FORMA
COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                              Old Mutual                  Old Mutual
                                            Absolute Return            Emerging Managers           Pro Forma
As of September 30, 2010                       Fund, LLC                   Fund, LLC              Adjustments       Combined Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
     Investments in Master Fund      $        22,111,530      $         13,541,836                              $    35,653,366
     Cash                                         11,859                    81,688                                       93,547
     Receivable due from Adviser                  61,080                    39,047                                      100,127
     Prepaid fees                                    112                        70                                          182
                                              ---------------------------------------------------------------------------------
          TOTAL ASSETS                        22,184,581                13,662,641                          -        35,847,222
                                              ---------------------------------------------------------------------------------

LIABILITIES
     Due to Master Fund                          66,460                     60,370                                      126,830
     Management fee payable                      45,166                     31,967                                       77,133
     Professional fees payable                   39,109                     39,109                                       78,218
     Member Services fee payable                 32,554                     19,866                                       52,420
     Administration fees payable                 28,139                     25,553                                       53,692
     Redemption payable                          19,613                      4,968                                       24,581
     Board of Managers' fees payable              1,875                      1,875                                        3,750
     Other accrued expenses                         657                        657                                        1,314
                                      -----------------------------------------------------------------------------------------
          TOTAL LIABILITIES                     233,573                    184,365                          -           417,938
                                      -----------------------------------------------------------------------------------------
          NET ASSETS                         21,951,008                 13,478,276                          -        35,429,284
                                      =========================================================================================

MEMBERS' CAPITAL
     Net capital                            20,410,077                  11,687,307                                   32,097,384
     Accumulated net investment loss        (1,424,149)                 (1,327,193)                                  (2,751,342)
     Accumulated net realized gain
       allocated from Master Fund            1,060,234                   1,819,640                                    2,879,874
     Net unrealized appreciation/
       depreciation on investments
       allocated from Master Fund            1,904,846                   1,298,522                                    3,203,368
                                      -----------------------------------------------------------------------------------------
          TOTAL MEMBERS' CAPITAL      $     21,951,008              $   13,478,276                 $        -   $    35,429,284
                                      =========================================================================================

                                               SEE THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


ARIF
PRO-FORMA
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2010
(UNAUDITED)


PRO FORMA
COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                              Old Mutual                  Old Mutual
                                            Absolute Return            Emerging Managers           Pro Forma
As of September 30, 2010                 Institutional Fund, LLC    Institutional Fund, LLC        Adjustments       Combined Fund
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS

ASSETS
     Investments in Master Fund       $      1,956,905              $   2,536,517                  $                  4,493,422
     Cash                                        1,815                     20,524                                        22,339
     Receivable due from Adviser                24,278                     21,852                                        46,130
     Prepaid fees                                   53                         53                                           106
                                      -----------------------------------------------------------------------------------------
          TOTAL ASSETS                       1,983,051                  2,578,946                           -         4,561,997
                                      -----------------------------------------------------------------------------------------

LIABILITIES
     Professional fees payable                  23,073                     26,073                                        49,146
     Due to Master Fund                          6,669                     11,769                                        18,438
     Management fee payable                      3,995                      6,039                                        10,034
     Administration fees payable                 2,478                      4,806                                         7,284
     Board of Managers' fees payable             1,875                      1,875                                         3,750
     Member Services fee payable                 1,602                      2,087                                         3,689
     Other accrued expenses                        657                        656                                         1,313
                                      -----------------------------------------------------------------------------------------
          TOTAL LIABILITIES                     40,349                     53,305                           -            93,654
                                      -----------------------------------------------------------------------------------------
          NET ASSETS                         1,942,702                  2,525,641                           -         4,468,343
                                      =========================================================================================

MEMBERS' CAPITAL
     Net capital                            1,867,511                   2,484,156                                     4,351,667
     Accumulated net investment loss          (62,717)                   (106,899)                                     (169,616)
     Accumulated net realized gain
       (loss) allocated from Master
       Fund                                   (24,493)                     59,457                                        34,964
     Net unrealized appreciation/
     depreciation on investments
     allocated from Master Fund               162,401                      88,927                                       251,328
                                      -----------------------------------------------------------------------------------------
          TOTAL MEMBERS' CAPITAL      $     1,942,702          $        2,525,641                  $        -      $  4,468,343
                                      =========================================================================================

                                               SEE THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


ARMF
PRO-FORMA
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2010



PRO FORMA
COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                              Old Mutual                  Old Mutual
                                            Absolute Return            Emerging Managers           Pro Forma
As of September 30, 2010                    Master Fund, LLC              Fund, LLC              Adjustments(1)    Combined Fund
-----------------------------------------------------------------------------------------------------------------------------------

ASSETS
     Investments in Portfolio
       Funds, at fair value           $  22,755,471            $       14,561,141                                 $  37,316,612
     Cash equivalent, at fair
       value                                765,677                     1,390,843                                     2,156,520
     Fund investments made in advance       500,000                             -                                       500,000
     Due from Old Mutual Absolute
       Return Fund, L.L.C.                   66,460                             -                   60,370              126,830
     Due from Old Mutual Absolute
       Return Institutional Fund,
       L.L.C.                                6,669                              -                   11,769               18,438
     Due from Old Mutual Emerging
       Managers Fund, L.L.C.                     -                         60,370                  (60,370)                   -
     Due from Old Mutual Emerging
       Managers Institutional Fund,
       L.L.C.                                    -                         11,769                  (11,769)                   -
     Receivable for investments sold        52,254                        115,223                                       167,477
     Prepaid insurance fees                 28,280                         11,509                                        39,789
     Interest receivable                       163                            179                                           342
                                      -----------------------------------------------------------------------------------------
          TOTAL ASSETS                  24,174,974                     16,151,034                        -           40,326,008
                                      -----------------------------------------------------------------------------------------

LIABILITIES
     Professional fees payable              73,772                         68,736                                       142,508
     Payable to Adviser                     29,215                            445                                        29,660
     Board of Managers' fees payable         1,875                          1,875                                         3,750
     Administration fees payable             1,250                          1,250                                         2,500
     Other accrued expenses                    427                            375                                           802
                                      -----------------------------------------------------------------------------------------
          TOTAL LIABILITIES                106,539                         72,681                        -              179,220
                                      -----------------------------------------------------------------------------------------
          NET ASSETS                    24,068,435                     16,078,353                        -           40,146,788
                                      =========================================================================================

MEMBERS' CAPITAL
     Net capital                        21,751,337                     13,320,753                                    35,072,090
     Accumulated net investment loss      (942,679)                      (924,911)                                   (1,867,590)
     Accumulated net realized gain
       on Portfolio Funds                1,224,211                      2,137,475                                     3,361,686
     Net unrealized appreciation/
       depreciation on investments
       in Portfolio Funds                2,035,566                      1,545,036                                     3,580,602
                                      -----------------------------------------------------------------------------------------
          TOTAL MEMBERS' CAPITAL     $  24,068,435             $       16,078,353      $                 -      $    40,146,788
                                      =========================================================================================

(1) The due to / due from feeder accounts will collapse from four to two as a result of the reorganization of the overall fund structure from four total feeders to two total feeders.
                                               SEE THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


                                   EXHIBIT C

ARF
PRO-FORMA
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2010
(UNAUDITED)


PRO FORMA
COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                                              Old Mutual                  Old Mutual
For the twelve month period                 Absolute Return            Emerging Managers           Pro Forma
ended September 30, 2010                      Fund, LLC                   Fund, LLC              Adjustments(1)    Combined Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM
   THE MASTER FUNDS:

     Interest                                $    2,063              $     1,171                                      $   3,234
                                                                                                                              -
EXPENSES ALLOCATED FROM THE MASTER FUNDS:                                                                                     -
     Professional fees                          225,640                  197,030                   (105,668)            317,003
     Due diligence fees                          28,562                   22,459                                         51,021
     Board of Managers' fees                      6,879                    6,316                     (6,598)              6,598
     Administration fee                           4,586                    4,210                     (4,398)              4,398
     Printing fees                                3,808                    3,503                                          7,311
     Custody fee                                  1,497                    1,263                       (276)              2,484
     Insurance fees                              18,553                    6,904                                         25,457
     Filing fee                                     498                      357                                            855
     Registration fees                              135                      124                                            259
     Other expenses                               1,672                    2,546                                          4,218
                                      -----------------------------------------------------------------------------------------
          Total Expenses allocated
             from the Master Funds              291,830                  244,712                   (116,939)            419,603
                                      -----------------------------------------------------------------------------------------




PRO FORMA
COMBINED STATEMENT OF OPERATIONS (UNAUDITED)


FUND EXPENSES:
     Management fee                             248,542                  193,705                    (27,518)            414,729
     Member Services fee                        179,144                  120,378                    (67,274)            232,248
     Administration fee                         131,273                  119,185                   (125,229)            125,229
     Professional fees                           87,293                   82,439                    (42,433)            127,299
     Insurance fees                              14,215                   11,689                                         25,904
     Registration fees                           19,665                   21,765                                         41,430
     Filing fee                                     503                      363                                            866
     Printing fees                               10,295                    9,007                                         19,302
     Board of Managers' fees                      7,500                    7,500                     (7,500)              7,500
     Custody fee                                  1,500                    1,500                     (1,500)              1,500
     Other expenses                              (3,266)                  (1,752)                                        (5,018)
                                            ------------------------------------------------------------------------------------
          Total Fund Expenses                   696,664                  565,779                   (271,454)            990,989

     Total expenses before reimbursement        988,494                  810,491                   (388,393)          1,410,592
                                            ------------------------------------------------------------------------------------
     Fund expenses reimbursed                  (403,003)                (390,560)                   164,000            (629,563)
                                            ------------------------------------------------------------------------------------
          Total Net Expenses                    585,491                  419,931                   (224,393)            781,029
                                            ------------------------------------------------------------------------------------

NET INVESTMENT LOSS                            (583,428)                (418,760)                   224,393            (777,795)
                                    --------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS IN PORTFOLIO FUNDS
     Net realized gain (loss) on
     investments in Portfolio Funds             (58,847)                 206,585                                        147,738

     Net change in unrealized
       appreciation/depreciation on
       investments in Portfolio Funds         1,231,996                  742,128                                      1,974,124
                                    --------------------------------------------------------------------------------------------


PRO FORMA
COMBINED STATEMENT OF OPERATIONS (UNAUDITED)



NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS IN PORTFOLIO FUNDS        1,173,149                  948,713                          -           2,121,862
                                    --------------------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL
     DERIVED FROM INVESTMENT ACTIVITIES   $     589,721            $     529,953             $      224,393      $    1,344,067
                                    ============================================================================================

(1) Adjustments relate to reductions in expenses due to the reduction in the total number of funds as well as increased economies of scale from the combination of net assets of the funds.
                                               SEE THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


ARIF
PRO-FORMA
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2010
(UNAUDITED)



PRO FORMA
COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                              Old Mutual                  Old Mutual
                                            Absolute Return            Emerging Managers
For the twelve month period                  Institutional               Institutional             Pro Forma
ended September 30, 2010                       Fund, LLC                   Fund, LLC              Adjustments(1)    Combined Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM
   THE MASTER FUNDS:
     Interest                                $      184              $       220                                      $     404
                                                                                                                              -
EXPENSES ALLOCATED FROM THE MASTER FUNDS:                                                                                     -
     Professional fees                           20,201                   36,943                    (14,286)             42,858
     Due diligence fees                           2,623                    4,204                                          6,827
     Board of Managers' fees                        621                    1,184                       (903)                903
     Administration fee                             414                      790                       (602)                602
     Printing fees                                  331                      654                                            985
     Custody fee                                    135                      237                        (36)                336
     Insurance fees                               1,647                    1,317                                          2,964
     Filing fee                                      45                       67                                            112
     Registration fees                               12                       23                                             35
     Other expenses                                 124                      478                                            602
                                      -----------------------------------------------------------------------------------------
          Total Expenses allocated
             from the Master Funds               26,153                   45,897                    (15,827)             56,224
                                      -----------------------------------------------------------------------------------------



PRO FORMA
COMBINED STATEMENT OF OPERATIONS (UNAUDITED)


FUND EXPENSES:
     Professional fees                           60,049                   58,147                    (59,098)             59,098
     Registration fees                           21,618                   21,818                                         43,436
     Management fee                              22,353                   36,245                     (4,949)             53,649
     Administration fees                         11,733                   22,143                    (16,938)             16,938
     Filing fee                                   6,209                    6,345                                         12,554
     Board of Managers' fees                      7,500                    7,500                     (7,500)              7,500
     Member Services fee                          8,966                   12,526                    (10,762)             10,730
     Printing fees                                5,465                    5,354                                         10,819
     Insurance fees                               1,144                    2,207                                          3,351
     Custody fee                                  1,500                    1,500                     (1,500)              1,500
     Other expenses                              (1,994)                    (910)                                        (2,904)
                                      -----------------------------------------------------------------------------------------
          Total Fund Expenses                   144,543                  172,875                   (100,747)            216,671

     Total expenses before reimbursement        170,696                  218,772                   (116,574)            272,895
                                      -----------------------------------------------------------------------------------------
     Fund expenses reimbursed                  (125,005)                (150,018)                    83,500            (191,523)
                                      -----------------------------------------------------------------------------------------
          Total Net Expenses                     45,691                   68,754                    (33,074)             81,372
                                      -----------------------------------------------------------------------------------------


PRO FORMA
COMBINED STATEMENT OF
OPERATIONS (UNAUDITED)


NET INVESTMENT LOSS                             (45,507)                 (68,534)                    33,074             (80,968)
                                      -----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS IN PORTFOLIO FUNDS
     Net realized gain (loss)
     on investments in Portfolio Funds           (4,236)                  37,431                                         33,195
     Net change in unrealized
       appreciation/depreciation
       on investments in Portfolio Funds        108,889                  138,999                                        247,888
                                      -----------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS IN PORTFOLIO FUNDS          104,653                  176,430                          -             281,083
                                      -----------------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL
     DERIVED FROM INVESTMENT ACTIVITIES      $   59,146              $   107,896                 $   33,074         $   200,116
                                      =========================================================================================

(1) Adjustments relate to reductions in expenses due to the reduction in the total number of funds as well as increased economies of scale from the combination of net assets of the funds.
                                               SEE THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS


ARMF
PRO-FORMA
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2010
(UNAUDITED)




PRO FORMA
COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

                                              Old Mutual                  Old Mutual
                                            Absolute Return            Emerging Managers
For the twelve month period                      Master                      Master                Pro Forma
ended September 30, 2010                       Fund, LLC                   Fund, LLC              Adjustments(1)    Combined Fund
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                $    2,248              $     1,392                                    $     3,640

EXPENSES
     Professional fees                          245,840                  233,972                   (119,953)            359,859
     Due diligence fees                          31,185                   26,663                                         57,848
     Board of Managers' fees                      7,500                    7,500                     (7,500)              7,500
     Administration fee                           5,000                    5,000                     (5,000)              5,000
     Printing fees                                4,139                    4,158                                          8,297
     Custody fee                                  1,632                    1,500                       (312)              2,820
     Insurance fees                              20,200                    8,221                                         28,421
     Filing fee                                     543                      424                                            967
     Registration fee                               147                      147                                            294
     Other expenses                               1,849                    3,338                                          5,187
                                      -----------------------------------------------------------------------------------------
          Total Expenses                        318,035                  290,923                   (132,765)            476,193
                                      -----------------------------------------------------------------------------------------


PRO FORMA
COMBINED STATEMENT OF OPERATIONS (UNAUDITED)


NET INVESTMENT LOSS                            (315,787)                (289,531)                   132,765            (472,553)
                                      -----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS IN
     PORTFOLIO FUNDS
     Net realized gain (loss) on
       on investments in Portfolio Funds        (63,083)                 244,017                                        180,934
     Net change in unrealized
       appreciation/depreciation on
       investments in Portfolio Funds         1,340,885                  881,127                                      2,222,012
                                      -----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS IN PORTFOLIO FUNDS           1,277,802                1,125,144                          -           2,402,946
                                      -----------------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL
     DERIVED FROM INVESTMENT
     ACTIVITIES                              $  962,015              $   835,613                 $  132,765         $ 1,930,393
                                      =========================================================================================

(1) Adjustments relate to reductions in expenses due to the reduction in the total number of funds as well as increased economies of scale from the combination of net assets of the funds.

                                         SEE THE NOTES TO THE PRO FORMA FINANCIAL STATEMENTS

                                   EXHIBIT D

NOTES TO PRO-FORMA FINANCIAL STATEMENTS
(UNAUDITED)

                 OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C.
                OLD MUTUAL EMERGING MANAGERS MASTER FUND, L.L.C
                    OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
                    OLD MUTUAL EMERGING MANAGERS FUND, L.L.C
             OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C. OLD MUTUAL EMERGING MANAGERS INSTITUTIONAL FUND, L.L.C

            FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)
                         AND YEAR ENDED MARCH 31, 2010

1. ORGANIZATION:

Old Mutual Emerging Managers Master Fund, L.L.C. (the "Target Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission ("SEC"), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on December 1, 2006. The Target Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Emerging Managers Fund, L.L.C. (the "Target Feeder Fund") and Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Target Institutional Feeder Fund," and together with the Target Feeder Fund, the "Target Feeders"), invest substantially all of their assets. (Target Feeders collectively with the Target Fund, the "Target Funds.")

Old Mutual Absolute Return Master Fund, L.L.C. (the "Acquiring Fund") is a Delaware limited liability company that is registered under the 1940 Act with the SEC as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Acquiring Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Acquiring Feeder Fund") and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Acquiring Institutional Feeder Fund," and together with the Acquiring Feeder Fund, the "Acquiring Feeders"), invest substantially all of their assets. (Acquiring Feeders collectively with the Acquiring Fund, the "Acquiring Funds.")

Each of the Target Fund and the Acquiring Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. Each of the Target Fund and the Acquiring Fund is similar to a private investment fund in that it is actively managed and units of limited liability company interests ("Units") in the Target Feeders and the Acquiring Feeders are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

Each of the Target Fund's and the Acquiring Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. Each of the Target Fund and the Acquiring Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Target Fund invests primarily in Portfolio Funds managed by Portfolio Managers that are deemed by the Adviser to be "emerging managers" while the Acquiring
Fund  does  not  have  such  a  focus.

Per approval of their respective Board of Managers, the Target Fund and the Target Feeders will reorganize into the Acquiring Fund and the Acquiring Feeders, respectively ("Reorganization"). As a result of the Reorganization:

  o substantially all of the assets and liabilities of the Target Feeder Fund would be acquired by the Acquiring Feeder Fund in exchange for Units of the Acquiring Feeder Fund,
  o  substantially all of the assets and liabilities of the Target
     Institutional Feeder Fund would be acquired by the Acquiring Institutional Feeder Fund in exchange for Units of the Acquiring Institutional Feeder Fund, and
  o substantially all of the assets and liabilities of the Target Fund would be acquired by the Acquiring Fund in exchange for limited liability company interests ("Interests") of the Acquiring Fund.

For the purposes of these Pro Forma Financial Statements, the financial information covers the period from April 1, 2009 to March 31, 2010 and April 1, 2010 to September 30, 2010 (as noted).

2.  USE  OF  ESTIMATES

The preparation of financial statements requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from these estimates.

3.  BASIS  OF  COMBINATION:

The accompanying unaudited Pro Forma Financial Statements Combining Schedules of Investments, Statements of Assets and Liabilities and Statements of Operations ("Pro Forma Financial Statements") reflect the accounts of the Target Funds and the Acquiring Funds for the period ended September 30, 2010 and the year ended March 31, 2010 (as noted). These statements have been derived from the books and records utilized in calculating daily net asset values at September 30, 2010 and March 31, 2010.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Target Funds and the Acquiring Funds. The Target Funds and the Acquiring Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of the Target Funds for Units/Interests, as applicable, of their corresponding Acquiring Funds. Under generally accepted accounting principles, the Acquiring Funds will be the surviving entities for accounting purposes.

The Pro Forma Financial Statements have been adjusted to reflect certain other operating costs and anticipated expenses of the combined entities. Other costs which may change as a result of the reorganizations are currently undeterminable.

Each of the Target Funds will bear its own expenses relating to the Reorganization. However, Lane Lane Advisors LLC, the adviser to the Target Funds and the Acquiring Funds (the "Adviser") has agreed to subject these expenses to each Target Feeder's expense limitation. Therefore, because the Target Feeders are currently operating with expense ratios that exceed the expense limitation, the Adviser, as a practical matter, will be bearing all of the costs of their Reorganization. These costs, however, may be recaptured by the Adviser from each Target Feeder Fund pursuant to its Expense Limitation Agreement's recapture provisions (as discussed further in the Target Feeder Fund's prospectus). Any amounts that would be reimbursable to the Adviser under the recapture provisions of the Expense Limitation Agreements of the Target Feeder Funds would be eliminated upon the Reorganization.

4. VALUATION OF PORTFOLIO INVESTMENTS AT FAIR VALUE AND INVESTMENT TRANSACTIONS:

U.S. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy under U.S. GAAP are described below:

o  Level 1 - Unadjusted   quoted  prices  in   active  markets  for   identical,
   unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

o  Level 2 - Quoted  prices   which  are  not   active,  or  inputs   that   are
   observable (either directly or indirectly) for substantially the full term of the asset or liability; and

o Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

PRO  FORMA
The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at September 30, 2010:


                                 Level 1
                               Quoted Prices         Level 2
                                 in Active           Significant          Level 3
                                Markets for          Other              Significant
                                 Identical           Observable         Unobservable          Total as of
  Assets (at fair value)           Assets            Inputs               Inputs              September 30, 2010
  ----------------------           ------            ------               ------              ------------------
Investments in Portfolio Funds  $         -         $  35,994,032       $  1,322,580        * $    37,316,612
Cash Equivalent                   2,156,520                     -                  -                2,156,520
                              ----------------------------------------------------------------------------------
           Total                $ 2,156,520         $  35,994,032        $ 1,322,580          $    39,473,132
                              ==================================================================================

* Level 3 investments consist of the following Portfolio Funds: Cedar Hill Onshore Mortgage Opportunity Fund, L.P., Cobalt Partners, L.P., JANA Partners Qualified, L.P., JANA Piranha Fund, L.P., GoldenTree Partners, L.P., Greywolf Capital Partners II, L.P., Octavian Global Fund, L.P. and D.E. Shaw Composite Fund, LLC.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:


    Beginning           Realized and       Net purchase/      Transfer in/out     Ending Balance as of
    Balance as of         unrealized         sales                                September 30, 2010
    October 1, 2009      gains/(losses)
    ---------------     ---------------   -------------      ----------------     ---------------------

  $   29,207,901        $      264,738    $  (3,839,490)      $   (24,310,569)      $     1,322,580
    ===============     ===============   =============      ================     =====================

ARMF
The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at September 30, 2010:


                                 Level 1
                               Quoted Prices         Level 2
                                 in Active           Significant          Level 3
                                Markets for          Other              Significant
                                 Identical           Observable         Unobservable          Total as of
  Assets (at fair value)           Assets            Inputs               Inputs              September 30, 2010
  ----------------------           ------            ------               ------              ------------------
Investments in Portfolio Funds  $         -         $  21,631,884      $  1,123,587   *      $  22,755,471
Cash Equivalent                     765,677                     -                 -                765,677
                              ----------------------------------------------------------------------------------
           Total                $   765,677         $  21,631,884      $  1,123,587          $  23,521,148
                              ==================================================================================

* Level 3 investments consist of the following Portfolio Funds: Cedar Hill Onshore Mortgage Opportunity Fund, L.P., Cobalt Partners, L.P., JANA Partners Qualified, L.P., JANA Piranha Fund, L.P., GoldenTree Partners, L.P., Greywolf Capital Partners II, L.P. and D.E. Shaw Composite Fund, LLC.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:


    Beginning           Realized and       Net purchase/      Transfer in/out     Ending Balance as of
    Balance as of         unrealized         sales                                September 30, 2010
    October 1, 2009      gains/(losses)
    ---------------     ---------------   -------------      ----------------     ---------------------

    $  15,548,653       $      182,140    $  (2,390,390)      $   (12,216,816)     $     1,123,587
    ==============      ===============   =============      ================     =====================



EMMF
The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at September 30, 2010:



                                 Level 1
                               Quoted Prices         Level 2
                                 in Active           Significant          Level 3
                                Markets for          Other              Significant
                                 Identical           Observable         Unobservable          Total as of
  Assets (at fair value)           Assets            Inputs               Inputs              September 30, 2010
  ----------------------         ----------          ---------          ------------          ------------------

Investments in Portfolio Funds  $        -          $  14,362,148       $  198,993       *    $  14,561,141
Cash Equivalent                   1,390,843                    -                -                 1,390,843
                               ---------------------------------------------------------------------------------

           Total                $ 1,390,843         $  14,362,148       $  198,993            $  15,951,984
                               =================================================================================


* Level 3 investments consist of the following Portfolio Funds: Cedar Hill Onshore Mortgage Opportunity Fund, L.P., GoldenTree Partners, L.P., Greywolf
Capital  Partners  II,  L.P.  and  Octavian  Global  Fund,  L.P.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:



    Beginning           Realized and       Net purchase/      Transfer in/out     Ending Balance as of
    Balance as of         unrealized         sales                                September 30, 2010
    October 1, 2009      gains/(losses)
    ---------------     ---------------   -------------      ----------------     ---------------------

    $   13,659,248      $  82,598         $ (1,449,100)      $   (12,093,753)      $      198,993
    ==============      ===============   =============      ================     =====================



The net asset value of each of the Target Fund and the Acquiring Fund (each, a "Master Fund" and collectively, the "Master Funds") is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Master Fund's Board of Managers (the "Board"). The net asset value of each Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

As permitted under U.S. GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Master Fund if necessary) in a manner consistent with U.S. GAAP for investment companies. As a general matter, the fair value of each Master Fund's interest in a Portfolio Fund represents the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable.

Each of the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Master Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, each Master Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. Each Master Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

5.  CAPITALIZATION

The following table sets forth, as of September 30, 2010, the separate capitalizations of the Acquiring Funds and the Target Funds, and the estimated capitalizations of the Acquiring Funds as adjusted to give effect to the Reorganization. The capitalizations of the Acquiring Funds are likely to be different when the Reorganization is actually consummated.



(unaudited)
                                                           Pro-forma           ARF after
                                EMF           ARF        Adjustments to      Reorganization
                                                        Capitalization(1)      (pro forma)
----------------------------------------------------------------------------------------------
Net assets                 $13,478,276    $21,951,008         $0              $35,429,284
Units outstanding            128,511         212,921           0                343,664
Net asset value per unit     $104.88         $103.09          $0                $103.09


(unaudited)
                                                           Pro-forma           ARIF after
                                EMIF          ARIF       Adjustments to      Reorganization
                                                        Capitalization(1)      (pro forma)
----------------------------------------------------------------------------------------------
Net assets                  $2,525,641     $1,942,702         $0               $4,468,343
Units outstanding              23,913         18,575           0                 42,725


Net asset value per unit      $105.62        $104.58          $0                $104.58


(unaudited)
                                                           Pro-forma           ARMF after
                                EMMF          ARMF       Adjustments to      Reorganization
                                                        Capitalization(1)      (pro forma)
----------------------------------------------------------------------------------------------
Net assets                  $16,078,353    $24,068,435         [$0]            $40,146,788


[(1) The adjustments do not reflect the estimated costs of the Reorganization incurred by each Fund. Each of the EM Funds will bear its own expenses relating to the Reorganization, including the cost of soliciting proxies, which are expected not to exceed the following: EMF - $120,000; EMIF - $60,000; and EMMF - $20,000. However, the Adviser has agreed to subject these expenses to each Target Feeder's expense limitation. Therefore, because the Target Feeders are currently operating with expense ratios that exceed the expense limitation, the Adviser, as a practical matter, will be bearing all of the costs of the Reorganization. These costs, however, may be recaptured by the Adviser from each Target Feeder pursuant to the Expense Limitation Agreement's recapture provisions (in each Target Feeder's prospectus).]

6.  INCOME  TAXES

It is expected that members of the Target Funds will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their Units/Interests in the Target Funds for Units/Interests of the respective Acquiring Funds pursuant to the Reorganization. The Target Feeders will obtain an opinion of counsel that the transactions contemplated by the reorganization of the Target Feeders would not be a taxable event to the Target Feeders or the members of the Target Feeders. [Based on the diversified nature of each of the Target Fund's and the Acquiring Fund's portfolio, the [Adviser] believes that the Acquiring Fund's acquisition of all of the assets and liabilities of the Target Fund in exchange for Interests of the Acquiring Fund, and the subsequent distribution of such Interests to the Target Feeders (the "Master Fund
Reorganization") should not be a taxable event to the Target Feeders. Nevertheless, there is no assurance that the Internal Revenue Service will agree with such opinion or such position, in which case it may treat the Reorganization as a taxable event to the Target Feeders and their members.]

                                     PART C

                               OTHER INFORMATION

Item 15.     Indemnification with respect to each of ARF and ARIF.

     Reference  is  made  to  Section  3.8 of the Registrant's Limited Liability
Company Agreement (the "Company Agreement"), attached the Registrant's prospectus. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Additionally, pursuant to the Distribution Agreement between the Registrant and Old Mutual Investment Partners (the "Distributor"), the Distributor will indemnify and hold harmless the Registrant and each of its managers and officers and each person, if any, who controls the Registrant, against any loss, liability, claim, damage or expense, as incurred, arising by reason of any person acquiring any interests, which may be based upon the Securities Act, or on any other statute or at common law, on the ground that any registration statement or other offering materials, as from time to time amended and supplemented, or an annual or interim report to members of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Distributor, but only with respect to statements or omissions made in reliance upon, and in conformity with, information furnished to the Registrant in writing by or on behalf of the Distributor for use in connection with the registration statement or other offering materials, as from time to time amended, or the annual or interim reports to members.

Item 16.

Exhibits with respect to ARF.


Number    Description
------    -----------
(1)(a)    Certificate of Formation, dated April 25, 2006, is incorporated by reference  to  Exhibit  25(2)(a)(1)  of  the Registrant's Registration
          Statement  on  Form N-2, File No. 333-133658, filed on April 28, 2006.

(1)(b) Amended and Restated Limited Liability Company Agreement, filed herewith (as incorporated in the Prospectus of ARF, dated July 30, 2010, as supplemented).

(2)       Not Applicable

(3)       Not Applicable

(4) Form of Agreement and Plan of Reorganization, filed herewith as Exhibit A.

(5)       Incorporated by reference to Exhibits (1)(a) and (1)(b) above.

(6)       Form of Investment Management Agreement between the Registrant and Larch
          Lane Advisors LLC (f/k/a 2100 Larch Lane LLC) is incorporated by reference to Exhibit 25(2)(g) of Pre-Effective Amendment No. 1 to the
          Registrant's Registration Statement on Form N-2, File No. 333-133658, filed on October 26, 2006.

(7)(a)    Form of Distribution Agreement between the Registrant and Old Mutual
          Investment  Partners  is  incorporated  by  reference  to  Exhibit
          25(2)(h)(1)  of  Pre-Effective  Amendment  No.  1  to the Registrant's
          Registration  Statement  on  Form  N-2,  File No. 333-133658, filed on
          October  26,  2006.

(7)(b) Form of Marketing and Member Servicing Plan is incorporated by reference to Exhibit 25(2)(h)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No.
          333-133658,  filed  on  October  26,  2006.

7(c) Form of Amended and Restated Distribution Agreement between Registrant and Old Mutual Investment Partners, filed herewith.

7(d) Form of Amended and Restated Marketing and Member Servicing Plan, filed herewith.

(8)       Not Applicable

(9)       Form of Custodian Services Agreement between the Registrant and SEI
          Private Trust Company is incorporated by reference to Exhibit 25(2)(j) of Pre-Effective Amendment No. 1 to the Registrant's Registration
          Statement on Form N-2, File No. 333-133658, filed on October 26, 2006.

(10)      Not Applicable

(11)      Opinion and Consent of Schulte Roth & Zabel LLP, filed herewith.

(12)      Tax Opinion of Schulte Roth & Zabel LLP, filed herewith.

(13)(a)   Form of Administration Agreement between the Registrant and SEI


          Investments  Global  Funds  Services  is  incorporated by reference to
          Exhibit  25(2)(k)(1)  of  Pre-Effective  Amendment  No.  1  to  the
          Registrant's Registration Statement on Form N-2, File No. 333-133658, filed on October 26, 2006.

(13)(b)   Form of Amendment No. 1 to Administration Agreement between the
          Registrant and SEI Investments Global Funds Services is incorporated by reference to Exhibit 25(2)(k)(2) of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No.
          333-133658,  filed  on  June  13,  2007.

(13)(c)   Form of Escrow Agreement between the Registrant and SEI Private
          Trust Company is incorporated by reference to Exhibit 25(2)(k)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration
          Statement on Form N-2, File No. 333-133658, filed on October 26, 2006.

(13)(d)   Registrant's Expense Limitation and Reimbursement Agreement with
          Larch  Lane  Advisors  LLC  is  incorporated  by  reference to Exhibit
          25(2)(k)(5)  of  Pre-Effective  Amendment  No.  1  to the Registrant's
          Registration Statement on Form N-2, File No. 333-159684, filed on July
          28,  2009.

(13)(e)   Form of Amendment No. 2 to Administration Agreement between the
          Registrant and SEI Investments Global Funds Services is incorporated by reference to Exhibit 25(2)(k)(6) of Post-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No.
          333-159684,  filed  on  June  16,  2010.

(13)(f)   Form of Registrant's Amended and Restated Expense Limitation and
          Reimbursement Agreement with Larch Lane Advisors LLC, filed herewith.

(14)      Consent of Rothstein, Kass & Company, P.C., filed herewith.

(15)      Not Applicable

(16)      Power of Attorney is incorporated by reference to Exhibit 16 of
          Registrant's Registration Statement on Form N-14, filed on January 11, 2011.


Exhibits with respect to ARIF.

Number    Description
------    -----------
(1)(a)    Certificate of Formation is incorporated by reference to Exhibit A(1)
          of  the  Registrant's  Registration  Statement  on  Form N-2, File No.
          333-139654,  filed  on  December  22,  2006.

(1)(b) Amended and Restated Limited Liability Company Agreement, filed herewith (as incorporated in the Prospectus of ARIF, dated July 30, 2010, as supplemented).

(2)       Not Applicable


(3)       Not Applicable

(4)       Form of Agreement and Plan of Reorganization, filed herewith as Exhibit
A.

(5)       Incorporated by reference to Exhibits (1)(a) and (1)(b) above.

(6)       Form of Investment Management Agreement between the Registrant and Larch
          Lane Advisors LLC is incorporated by reference to Exhibit 25(2)(g) of Pre-Effective Amendment No. 1 to the Registrant's Registration
          Statement  on  Form N-2, File No. 333-139654, filed on March 22, 2007.

(7)(a)    Form of Distribution Agreement between the Registrant and Old Mutual
          Investment Partners is incorporated by reference to Exhibit 25(2)(h) of Pre-Effective Amendment No. 1 to the Registrant's Registration
          Statement  on  Form N-2, File No. 333-139654, filed on March 22, 2007.

(7)(b)    Form of Amended and Restated Distribution Agreement between the
          Registrant and Old Mutual Investment Partners, filed herewith.

(8)       Not Applicable

(9)       Form of Custodian Services Agreement between the Registrant and SEI
          Private Trust Company is incorporated by reference to Exhibit 25(2)(j) of Pre-Effective Amendment No. 1 to the Registrant's Registration
          Statement  on  Form N-2, File No. 333-139654, filed on March 22, 2007.

(10)      Not Applicable

(11)      Opinion and Consent of Schulte Roth & Zabel LLP, filed herewith.

(12)      Tax Opinion of Schulte Roth & Zabel LLP, filed herewith.

(13)(a)   Form of Administration Agreement between the Registrant and SEI
          Investments  Global  Funds  Services  is  incorporated by reference to
          Exhibit  25(2)(k)(1)  of  Pre-Effective  Amendment  No.  1  to  the
          Registrant's Registration Statement on Form N-2, File No. 333-139654, filed on March 22, 2007.

(13)(b)   Form of Escrow Agreement between the Registrant and SEI Private
          Trust Company is incorporated by reference to Exhibit 25(2)(k)(2) of Pre-Effective Amendment No. 1 to the Registrant's Registration
          Statement  on  Form N-2, File No. 333-139654, filed on March 22, 2007.

(13)(c)   Form of Expense Limitation and Reimbursement Agreement with Larch
          Lane Advisors LLC is incorporated by reference to Exhibit 25(2)(k)(4) of Pre-Effective Amendment No. 1 to the Registrant's Registration
          Statement  on  Form N-2, File No. 333-165527, filed on March 17, 2010.

(13)(d)   Form of Amendment No. 1 to Administration Agreement between the
          Registrant and SEI Investments Global Funds Services is incorporated by reference to Exhibit 25(2)(k)(5) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No.
          333-165527,  filed


          on  June  18,  2010.

(13)(e)   Form of Amendment No. 2 to Administration Agreement between the
          Registrant and SEI Investments Global Funds Services is incorporated by reference to Exhibit 25(2)(k)(6) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-2, File No.
          333-165527,  filed  on  June  18,  2010.

(13)(f)   Form of Amended and Restated Expense Limitation and Reimbursement
          Agreement with Larch Lane Advisors LLC, filed herewith.

(14)      Consent of Rothstein, Kass & Company, P.C., filed herewith.

(15)      Not Applicable

(16)      Power of Attorney is incorporated by reference to Exhibit 16 of
          Registrant's Registration Statement on Form N-14, filed on January 11, 2011


Item 17. Undertakings with respect to each of ARF and ARIF.

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file an amendment to the Registration Statement, pursuant to Rule 485(b) under the 1933 Act, for the purpose of including Exhibit 12, Opinion of Counsel Supporting Tax Matters within a reasonable time after receipt of such opinion.

SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the City of New York, and State of New York, on the 11th day of February, 2011.

                                    (Registrant)

                                    OLD MUTUAL ABSOLUTE RETURN
                                    INSTITUTIONAL FUND, L.L.C.


                               By:  /s/ Ross Weissman
                                    ----------------------------
                                        Name:  Ross Weissman
                                        Title: Chief Financial Officer

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature                   Title                                Date
---------                   -----                                ----

                            Title              Date

/s/ Matthew Appelstein*     Principal          February 11,    2011
-----------------------     Manager, Chief
Matthew Appelstein          Executive
                            Officer


/s/ Gerald Hellerman*       Manager            February 11,    2011
---------------------
Gerald Hellerman


/s/ Paul D. Malek*          Manager            February 11,    2011
------------------
Paul D. Malek

/s/ George W. Morriss*      Manager            February 11,    2011
----------------------
George W. Morriss


/s/ Ross Weissman           Treasurer,         February 11,    2011
-----------------           Chief Financial
Ross Weissman               Officer


* /s/ Ross Weissman
------------------------
Attorney-in-fact
Powers of Attorney filed herewith.

                                   EXHIBIT LIST


Exhibit Number     Description
--------------     -----------
7(b)               Form of Amended and Restated Distribution Agreement
11                 Opinion and Consent of Schulte Roth & Zabel LLP
12                 Tax Opinion of Schulte Roth & Zabel LLP
13(f)              Form of Amended and Restated Expense Limitation and
                   Reimbursement Agreement
14                 Consent of Independent Registered Public Accounting Firm

    SUPPLEMENT DATED DECEMBER 30, 2010 TO THE PROSPECTUS DATED JULY 30, 2010



                    OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
                                  (the "Fund")


     Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

     Effective  April  1,  2011, the following modifications will be made to the
Fund:

      (i) The Fund's name will be changed to Larch Lane Multi-Strategy Fund, L.L.C.;

     (ii) The Marketing and Member Servicing Fee will be reduced from an annual rate of 0.90% of the net assets of the Fund to an annual rate of 0.70% of the net assets of the Fund; and

     (iii) The overall Expense Limitation of the Fund will be reduced from 2.95% to 2.35%.


     Additionally, in December 2010, the Board of Managers ("Board") of the Fund approved, in principle, a proposal to merge the Old Mutual Emerging Managers Fund, L.L.C. (the "Emerging Managers Fund") with and into the Fund whereby the Emerging Managers Fund would transfer all of its assets and liabilities to the Fund and in return, the Fund would issue Units to members of the Emerging Managers Fund in an amount equal to the value of their interest in the Emerging Managers Fund. The merger is subject to certain conditions, including final approval by the Board, as well as the Board of Managers and members of the Emerging Managers Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to members of the Emerging Managers Fund in early 2011 and that they would consider the merger at a meeting expected to be held in the first quarter of 2011.


     Please retain this Supplement for future reference.

PROSPECTUS

                               DATED JULY 30, 2010
                     OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
                                 ---------------
                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS
                                 ---------------
     Old Mutual Absolute Return Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility.

     THE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN THE FUND ("UNITS") ARE NOT DEPOSITS IN, OBLIGATIONS OF, OR GUARANTEED BY THE FUND OR ANY OF ITS AFFILIATES OR BY ANY BANK, ARE NOT GOVERNMENT GUARANTEED OR INSURED, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE "INVESTMENT PRACTICES AND RELATED RISK FACTORS."

                                 TOTAL OFFERING
             Amount(1)                                    $50,000,000*
             Sales Load(2)                                 $1,000,000
             Proceeds to the Fund(3)                      $50,000,000

--------------------
* Previously registered under the Fund's registration statement filed on July 28, 2009.
1 Generally, the minimum initial investment by an investor is $250,000. Subsequent investments must be at least $25,000. These minimums may be reduced for certain investors. This does not take into account any sales load paid by the investor to the broker-dealer selling the Units.
2 Assumes a maximum sales load of 2% which (if, and to the extent, applicable) is paid by the investor to the broker-dealer selling the Units. The sales load will not exceed 2% of an investor's investment amount. Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the sales load the Selected Dealers (as defined below) receive from investors will be capped at 2% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering ("Offering Proceeds"). (SEE "Purchases of Units -- Plan of Distribution.")
3 These estimated proceeds assume the sale of all Units registered under this offering.

     Old Mutual Investment Partners serves as the distributor of the Units (the "Distributor") and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of Old Mutual Investment Partners is 4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237. The Distributor may retain broker-dealers (collectively with the Distributor, the "Selected Dealers") to assist in the distribution of Units. The sales load payable to a Selected Dealer is charged as a percentage of an investor's investment amount. The sales load will neither constitute an investment made by the investor in the Fund nor form part of the assets of the Fund. In addition to distributing the Fund, the Distributor provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund. As compensation for distribution and other services it provides, the Fund pays Old Mutual Investment Partners a monthly marketing and member servicing fee at an annual rate of 0.90% of the net assets of the Fund. Pursuant to limitations imposed by FINRA, the marketing and member servicing fee paid to the Distributor by the Fund will be capped at 4% of the Offering Proceeds. SEE "Purchases of Units -- Plan of Distribution." Units will be sold only to investors qualifying as "Eligible Investors" as described in this Prospectus.

     Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make inquiries by calling (888) 266-2200 or by writing to the Fund. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission's website at www.sec.gov.

                             LARCH LANE ADVISORS LLC
                               INVESTMENT ADVISER
                                ----------------
                          800 WESTCHESTER AVENUE, S-618
                            RYE BROOK, NEW YORK 10573
                                ----------------
                         OLD MUTUAL INVESTMENT PARTNERS

                                TO ALL INVESTORS

     This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Amended and Restated Limited Liability Company Agreement of the Fund (the "Company Agreement") dated as of October 16, 2008, which appears in Appendix A. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Units are subject to restrictions on transferability and resale.

                                 PRIVACY NOTICE

     Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided a notice of such change is given to you.

     You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

     We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment. Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Units from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

     We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

     Notwithstanding anything to the contrary herein, each investor (and each employee, representative, or other agent of such investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund, and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

                                TABLE OF CONTENTS

Offering Summary..............................................................1

Summary of Fund Expenses.....................................................15

Financial Highlights.........................................................16

The Fund.....................................................................17

Use of Proceeds; Cash Equivalents............................................18

Structure....................................................................18

Investment Program...........................................................18

Investment Practices and Related Risk Factors................................23

Additional Risk Factors......................................................31

Performance History..........................................................36

Investment Policies and Restrictions.........................................36

Management of the Fund.......................................................37

Investment Advisory Services.................................................42

Voting.......................................................................46

Brokerage....................................................................46

Administration Agreement.....................................................47

Custodian and Escrow Agent...................................................47

Fees and Expenses............................................................47

Net Asset Valuation..........................................................48

Conflicts of Interest........................................................50

Codes of Ethics..............................................................51

Purchases of Units...........................................................51

Redemptions, Repurchases of Units and Transfers..............................53

Dividends and Capital Gains..................................................56

Tax Aspects..................................................................57

ERISA Considerations.........................................................63

Additional Information and Summary of Amended and Restated Limited
  Liability Company Agreement................................................65

Reports to Members...........................................................66

Term, Dissolution and Liquidation............................................66

Fiscal Year..................................................................67

Independent Registered Public Accounting Firm................................67

Inquiries....................................................................67
Appendix A - Company Agreement..............................................A-1
Appendix B - Financial Statements...........................................B-1
Appendix C - Investor Certifications........................................C-1
Appendix D - Fund, Master Fund and Adviser Performance Information..........D-1

                                OFFERING SUMMARY

IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON HIS, HER OR ITS OWN EXAMINATION OF OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN ACQUIRING UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C. THIS IS ONLY A SUMMARY OF INFORMATION TO CONSIDER BEFORE INVESTING AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION THAT FOLLOWS ELSEWHERE IN THIS PROSPECTUS. AN INVESTOR SHOULD REVIEW THE ENTIRE PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.

THE FUND Old Mutual Absolute Return Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. Larch Lane Advisors LLC (the "Adviser") serves as the investment adviser of the Fund.

                                Investors who purchase units of limited
                                liability company interests in the Fund
                                ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its Board of Managers (each member of the Board of Managers, a "Manager" and collectively, the "Board of Managers"), will become members of the Fund ("Members").

                                The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a private investment fund in that its Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT OBJECTIVE AND        The Fund's investment objective is to seek to
INVESTMENT PROGRAM              generate attractive returns while attempting to
                                reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Absolute Return Master
                                Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master
                                Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers
                                ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master
                                Fund has the same investment objective and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Adviser is responsible for determining the portion of the Master Fund's assets to be allocated to each Portfolio
                                Manager.

                                In allocating the assets of the Master Fund, the Adviser takes an "absolute return" approach, I.E., seeks to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, the Adviser expects to emphasize investments with Portfolio

                                Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and (v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (SEE "Investment Program" for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.)

                                The Adviser may also allocate the assets of the Master Fund to Portfolio Funds employing a mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a much smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies.

                                PORTFOLIO MANAGER SELECTION PROCESS. Portfolio Managers are selected on the basis of various criteria established by the Adviser, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms and the Portfolio Manager's track record.

                                The Adviser regularly monitors the performance of each Portfolio Fund and evaluates each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. The Adviser may:
                                (i) reallocate the Master Fund's assets among Portfolio Managers; (ii) allocate the Master Fund's assets to new Portfolio Managers; and
                                (iii) remove existing Portfolio Managers from the Master Fund's portfolio. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                                PORTFOLIO FUND INVESTMENTS AND INVESTMENT
                                PRACTICES. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds, such as mutual funds, as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used. Portfolio Managers may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S. and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

                                Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

                                TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices And Related Risk Factors -- Money Market Instruments.")

                                1940 ACT LIMITATIONS. The Master Fund will limit its investment position in a Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in a Portfolio Fund, if investments in the Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                                An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.

POTENTIAL BENEFITS OF           By investing in the Fund, Members gain access to
INVESTING IN THE FUND           a group of Portfolio Managers whose services
                                typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides Members the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio Managers, without being subject to the high minimum investment requirements that Portfolio Managers typically would impose on investors. Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

BORROWINGS                      The Fund and the Master Fund are authorized to
                                borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund or the Master
                                Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as "leverage") is a speculative practice that involves risks. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be a principal investment strategy of the Master
                                Fund. Nevertheless, to the extent permitted by law, the Master Fund may borrow on a short-term basis (I.E., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Units and proceeds from any withdrawal of the Master Fund from a Portfolio Fund. (SEE
                                "Investment Program - Borrowing; Use of
                                Leverage.")

RISK FACTORS                    The investment program of the Fund is
                                speculative and involves substantial risks.
                                There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Master Fund, which in turn will depend upon the performance of the Portfolio Managers with which the Master Fund invests, and the Adviser's ability to select
                                Portfolio Managers and to allocate and
                                reallocate effectively the Fund's assets among Portfolio Funds. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.

                                AN INVESTMENT IN THE FUND INVOLVES THE FOLLOWING GENERAL RISKS:

                                o    Investing in the Fund can result in a
                                     loss of invested capital. Use of
                                     leverage, short sales and derivative
                                     transactions by Portfolio Managers can
                                     result in significant losses to the
                                     Master Fund and, therefore, the Fund.

                                o    The Master Fund is a non-diversified
                                     fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk. Further, as a non-diversified fund, the Master Fund is permitted to concentrate investments in a smaller number of Portfolio Funds than a "diversified fund" (although it is currently anticipated that the Master Fund will allocate assets to more than 20 Portfolio Funds).

                                o    There are special tax risks associated
                                     with an investment in the Fund.
                                     Satisfaction of the various tests that
                                     must be met to maintain the Fund's tax
                                     status as a "regulated investment
                                     company" under Subchapter M of the U.S.
                                     Internal Revenue Code of 1986, as
                                     amended (the "Code"), requires
                                     significant support from the underlying
                                     Portfolio Funds. Failure
                                     to maintain such tax status would result in the Fund being subject to corporate level income tax. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (SEE "Tax Aspects.")

                                o    Many Portfolio Funds and Portfolio
                                     Managers may be, recently formed and
                                     have only limited operating histories.

                                o    Units will not be traded on any
                                     securities exchange or other market and
                                     will be subject to substantial
                                     restrictions on transfer. (SEE
                                     "Investment Practices and Related Risk
                                     Factors," "Redemptions, Repurchases of
                                     Units and Transfers" and "Tax Aspects.")
                                     Liquidity will be provided to Members
                                     only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

                                o    An investor who meets the conditions
                                     imposed by the Portfolio Managers,
                                     including minimum initial investment
                                     requirements that may, in many cases, be substantially higher than $250,000 could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, a Member bears a PRO RATA portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

                                o The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in the Portfolio Funds, are higher than those of most other registered investment companies.

                                INVESTING IN PORTFOLIO FUNDS INVOLVES SPECIAL RISKS, INCLUDING THE FOLLOWING:

                                o    Portfolio Funds generally will not be
                                     registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds).

                                o    Portfolio Funds may, in some cases,
                                     concentrate their investments in a
                                     single industry or group of related
                                     industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                                o    The Adviser may have little or no means
                                     of independently verifying information
                                     provided by Portfolio Managers and,
                                     thus, may not be able to ascertain
                                     whether Portfolio Managers are adhering
                                     to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                                o    The Master Fund relies primarily on
                                     information provided by Portfolio
                                     Managers in valuing its investments in
                                     Portfolio Funds. There is a risk that
                                     inaccurate valuations provided by
                                     Portfolio Managers could adversely
                                     affect the value of Units and the
                                     amounts Members receive upon the
                                     repurchase of Units. Because Portfolio
                                     Funds generally will provide net asset
                                     value information on a monthly basis,
                                     and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers.

                                o    Portfolio Managers typically charge
                                     asset-based management fees, and
                                     typically are also entitled to receive
                                     performance-based fees or allocations.
                                     The Master Fund, as an investor in
                                     Portfolio Funds, will be subject to
                                     these fees and allocations, which will
                                     reduce the investment returns of the
                                     Fund. These fees and allocations are in
                                     addition to the investment management
                                     fee the Fund pays to the Adviser.

                                o    The performance-based fees or
                                     allocations to Portfolio Managers may
                                     create an incentive for Portfolio
                                     Managers to make investments that are
                                     riskier or more speculative than those
                                     that might have been made in the absence of a performance-based fee or allocation. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                                o    Each Portfolio Manager will receive any
                                     performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

                                o Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                                o    To the extent the Master Fund purchases
                                     non-voting securities of a Portfolio
                                     Fund or waives its right to vote its
                                     securities with respect to Portfolio
                                     Funds, it will not be able to vote on
                                     matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

                                o    The Master Fund may make additional
                                     investments in or effect withdrawals
                                     from Portfolio Funds only at certain
                                     specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                                o    Portfolio Funds may be permitted to
                                     distribute securities in-kind to
                                     investors making withdrawals of capital.
                                     Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of its interests.

                                INVESTING IN A MASTER/FEEDER ARRANGEMENT
                                INVOLVES CERTAIN ADDITIONAL RISKS, INCLUDING THE
                                FOLLOWING:

                                o    The Fund pursues its investment
                                     objective by investing in the Master
                                     Fund. The Fund does not have the right
                                     to withdraw its investment in the Master
                                     Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.

                                o    A change in the investment objective,
                                     policies or restrictions of the Master
                                     Fund may cause the Fund to withdraw its
                                     investment in the Master Fund.
                                     Alternatively, the Fund could seek to
                                     change its investment objective,
                                     policies or restrictions to conform to
                                     those of the Master Fund. The investment objective and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any such significant changes are implemented.

                                o Interests in the Master Fund may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the Master Fund.

                                o    Other investors in the Master Fund may
                                     offer shares (or interests) to their
                                     respective investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

MANAGEMENT                      The Board of Managers has overall responsibility
                                for the management and supervision of the operations of the Fund. The initial Managers serving on the Board of Managers have been elected by the initial Member of the Fund (who is affiliated with the Adviser). By signing the Company Agreement, each

                                Member will be deemed to have voted for the election of each of the Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or their affiliates (the "Independent Managers"). (SEE "Management of the Fund" and "Voting.")

                                The Master Fund also has a board of managers
                                (the "Master Fund Board") which currently is comprised of the same individuals who comprise the Board of Managers of the Fund. The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

THE ADVISER                     The Adviser, Larch Lane Advisors LLC, a Delaware
                                limited liability company that is registered as an investment adviser under the Investment
                                Advisers Act of 1940, as amended (the "Advisers
                                Act"), serves as the investment adviser of the Master Fund and the Fund. LLA Holdings LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. As of March 31, 2010, the Adviser provided investment advisory services to client portfolios with assets of approximately $1.09 billion.

                                Pursuant to an investment management agreement with the Fund (the "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. In addition, pursuant to the terms of the Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Management Agreement. In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly fee equal to 0.104% (1.25% on an annual basis) of the Fund's net assets as of the end of the month (after adjustment for any purchases and repurchases of Units during the month) (the "Investment Management Fee"). The Investment Management Fee is payable in arrears within 30 business days after the end of the month.

                                Pursuant to its investment management agreement with the Master Fund (the "Master Fund Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program. In addition, pursuant to the terms of the Master Fund Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Master Fund Investment Management Agreement. The Master Fund does not pay any investment management fee to the Adviser under the Master Fund Investment Management Agreement. However, under that agreement, in the event the Adviser ceases to serve as the investment adviser to each fund that invests substantially all of its assets in the Master Fund (each, a "Feeder Fund"), the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder Fund.

ADMINISTRATOR                   Pursuant to an administration agreement (the
                                "Administration Agreement"), SEI Investments
                                Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefor;
                                performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions to other parties as it deems reasonable and appropriate, provided the provider and its services rendered to the Fund are disclosed to the Board. In consideration for these services, the Fund pays the Administrator a monthly administration and accounting fee of up to 0.0108% (0.13% on an annual basis) of the net assets of the Fund as of the end of the month (the "Administration Fee"), which will decline to the extent the Fund's net assets exceed $100 million. However, the Fund and Old
                                Mutual Absolute Return Institutional Fund,
                                L.L.C. are collectively subject to a minimum
                                Administration Fee that is subject to increases in subsequent years and is allocated on a pro rata basis among the funds based on the net assets of each fund.

                                Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator an administration and accounting fee equal to 0.01% on an annual basis, calculated and assessed monthly, based on the net assets of the Master Fund as of the end of the month (the "Master Fund Administration Fee"). The Master Fund is also subject to a minimum Master Fund Administration Fee.

                                The Fund also pays the Administrator or its affiliates certain investor servicing (i.e., transfer-agency) fees.

CUSTODIAN AND ESCROW AGENT      SEI Private Trust Company serves as the
                                custodian for the assets of the Fund. SEI
                                Private Trust Company also serves as the escrow agent for the assets of the Fund.

FEES AND EXPENSES               The Adviser bears all of its own costs incurred
                                in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio
                                Managers (except with respect to performing background checks on Portfolio Managers and retaining third parties to provide risk management services).

                                In addition to fees paid under the Investment Management Agreement, Distribution Agreement (defined below) and Administration Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, costs and expenses associated with background checks on Portfolio Managers, all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses of the Fund and Master Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                                The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0% - 2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. In addition, as an investor in Portfolio Funds, the Master Fund may also bear placement fees and/or repurchase or withdrawal fees, as well as other operating expenses of the Portfolio Funds.

                                The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.95% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or
                                (ii) the Expense Limitation in effect at the time of reimbursement. The Expense

                                Limitation Agreement will remain in effect until terminated by the Fund. (SEE "Fees and Expenses.")

CONFLICTS OF INTEREST           The investment activities of the Adviser, the
                                Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (SEE "Conflicts of Interest.")

PURCHASES OF UNITS              Units are offered at the Fund's net asset value
                                per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.
                                Generally, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000. Selected Dealers have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000. The minimum initial investment for employees of the Adviser or a Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.

                                The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor must also submit a completed investor certification before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

                                The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners to act as the distributor for the sale of Units and to facilitate and assist in (or arrange for) the provision by Selected Dealers of investor services ("Member Services") to Members that are customers of Selected Dealers. Member Services refer principally to handling inquiries from Members regarding the Fund or their investments in the Fund. The Distributor and Selected Dealers are entitled to charge a sales load to each investor on the investment amount of its Units of up to 2%. The sales load will not constitute an investment made by the investor in the Fund. The sales load is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selected Dealers and certain of their affiliates. Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the sales load Selected Dealers receive from investors will be capped at 2% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering ("Offering Proceeds").

                                In addition, as compensation for the sale and marketing of Units as well as providing Member Services, the Fund pays the Distributor a monthly fee at an annual rate of 0.90% of the net assets of the Fund (the "Marketing and Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of such month. These payments have been separately authorized by the Board pursuant to a marketing and member servicing plan adopted by the Board. Pursuant to limitations imposed by FINRA, the Marketing and Member

                                Servicing Fee the Fund pays to the Distributor will be capped at 4% of the Offering Proceeds. (SEE "Purchases of Units - Plan of Distribution.")

INVESTOR SUITABILITY            An investment in the Fund involves substantial
                                risks and is not necessarily suitable for all eligible investors. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

INVESTOR ELIGIBILITY            The Fund intends to sell Units only to investors
                                who are U.S. persons for Federal tax purposes and who meet the following criteria: persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million;
                                entities having total assets of at least $5 million or entities all of whose beneficial owners themselves satisfy the aforementioned income or net worth criteria; entities satisfying certain other qualification requirements as set forth in the form of Non-Individual Investor Certification contained in Appendix C of this Prospectus; or entities
                                (other than investment companies as defined in Section 3 of the 1940 Act) having a net worth of more than $1.5 million. Prospective investors meeting these standards are referred to in this Prospectus as "Eligible Investors." Each prospective investor will be required to certify that the Units being purchased are being acquired directly or indirectly for the account of an Eligible Investor. An existing Member who is purchasing an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the investor certification that must be completed by each prospective investor.
                                (The form of certification that each investor will be asked to sign is contained in Appendix C of this Prospectus.) Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue
                                Code of 1986, as amended.

TRANSFER RESTRICTIONS           Units held by Members may be transferred only:
                                (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or
                                (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (SEE
                                "Redemptions, Repurchase of Units and Transfers
                                -- Transfers of Units.")

REDEMPTIONS AND REPURCHASES     Units are not redeemable and a Member has no
OF UNITS BY THE FUND            right to require the Fund to redeem its Units.
                                The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The
                                Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter. The Board of Managers will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets
                                (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. (SEE
                                "Redemptions, Repurchases of Units and Transfers
                                - No Right of Redemption" and "- Repurchases of
                                Units.")

                                The Company Agreement generally provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, are not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                                If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum investment balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families) or such other amount as is determined by the Board of Managers. The Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum investment balance is maintained.

                                The Fund may redeem all or a portion of Units if, among other reasons, ownership of Units by a Member would cause the Fund, the Master Fund or the Adviser to be in violation of, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described in this prospectus. (See "Tax Aspects.") The Fund's tax reporting to Members is made on IRS Form 1099. (See "Tax Aspects.")

ERISA Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA") may invest in the Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (SEE "Tax Aspects" and "ERISA Considerations.")

REPORTS TO MEMBERS              The Fund will furnish to Members as soon as
                                practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter.
                                Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.

FISCAL YEAR AND TAXABLE YEAR    For accounting purposes, the Fund's fiscal year
                                is the 12-month period ending on March 31. The
                                12-month period ending December 31 of each year is the taxable year of the Fund.

                            SUMMARY OF FUND EXPENSES

     The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.



      INVESTOR TRANSACTION EXPENSES
         Maximum Sales Load (as a percentage of offering price)(1)...............................       2%
         Maximum Repurchase Fee..................................................................     None
      ANNUAL EXPENSES (as a percentage of net assets attributable to Units)
         Investment Management Fee...............................................................    1.25%
         Other Expenses(2).......................................................................    3.73%
         Acquired Fund (Portfolio Funds) Fees and Expenses(3)....................................    4.61%
         Total Annual Expenses(4)................................................................    9.59%
             Amount Waived Under Expense Limitation Agreement(4).................................    2.03%
         Net Annual Expenses After Expense Limitation
             (including Portfolio Fund Fees and Expenses)(4).....................................    7.56%


--------------------

(1) In connection with initial and additional investments, investors may be charged a sales load of up to 2% of the amounts transmitted in connection with their capital contributions. No sales load will be charged to certain types of investors. (SEE "Purchases of Units -- Plan of Distribution.")

(2) Reflects an estimate of all expected operating expenses for the Fund's current fiscal year, including an Administration Fee at the annual rate of 0.13% to be paid to the Administrator and a Marketing and Member Servicing Fee at the annual rate of 0.90% to be paid to the Distributor. In addition, the Fund's "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee at the annual rate of 0.01% to be paid to the Administrator) that are expected to be borne by the Fund for the current fiscal year (but excluding any Portfolio Fund fees and expenses). The Fund's "Other Expenses" are based on the Fund's net assets as of March 31, 2010.

(3) Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested in and intends to invest in based upon the anticipated net proceeds from this offering. Typical performance fees or allocations to be paid to a Portfolio Manager generally range between 15% to 25% of the net capital appreciation (if any) in the assets managed by the Portfolio Manager. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on the Fund's net assets as of March 31, 2010.

(4) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.95% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. (SEE "Fees and Expenses.")

     The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Investment Advisory Services," "Fees and Expenses" and "Purchases of Units."

        EXAMPLE:

        An investor would pay the following expenses on a $250,000 investment, assuming a 5% annual return:*

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 ------      -------      -------      --------
                 $23,285     $66,995      $106,785     $191,339

        The Example above is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect for one year only (although it has an indefinite term), and also reflects the maximum 2% sales load that may be assessed on a $250,000 investment in the Fund. It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

     --------------------

        * On an investment of $1,000, the Example would be as follows:

        EXAMPLE:

        An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:

                 1 YEAR      3 YEARS      5 YEARS      10 YEARS
                 ------      -------      -------      --------
                  $93         $268         $427         $765


                              FINANCIAL HIGHLIGHTS

     The information contained in the table below sets forth selected information derived from: the financial statements contained in the Fund's annual reports for the fiscal periods ended March 31, 2010, March 31, 2009, March 31, 2008 and March 31, 2007 (collectively, the "Annual Reports"). The financial information for the fiscal years ended March 31, 2010 and March 31, 2009 has been audited by Rothstein, Kass & Company, P.C. ("Rothstein"). The financial information for the fiscal periods ended March 31, 2008 and March 31, 2007 is derived from financial statements which have been audited by the Fund's former independent public accounting firm. Rothstein's report, along with the Fund's financial statements, is included in the Annual Report for the fiscal year ended March 31, 2010. The Fund's Annual Reports have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (888) 266-2200.

                                                     For the year         For the year        For the year        November 1, 2006*
                                                         ended                ended              ended                  to
                                                     March 31, 2010       March 31, 2009      March 31, 2008        March 31, 2007
                                                     ---------------     ---------------     -----------------    -----------------

PER UNIT OPERATING PERFORMANCE
Net asset value, beginning
   of year / Issuance price                          $      100.89        $     100.00(6)
Income (loss) from investment operations:
   Net investment loss                                       (2.68)             (0.74)(6)         N/A                  N/A
   Net gain on investments                                    6.17                1.63(6)
                                              ----------------------     ------------------
Total from investment operations                              3.49                0.89(6)

Distributions                                                (1.20)                    -
                                              ---------------------      ------------------
Net asset value, end of year                         $      103.18       $      100.89(6)
                                              ======================     ==================

Total Return                                      3.48 %                   (3.65) %(7)          8.31     %              3.85  % (1)

Net assets, end of period (in 000's)                 $     19,538        $      15,571           $   12,229         $      10,171

Ratio to average members' capital:
    Expenses, before waivers and
       reimbursements (2)                         5.37 %                     4.88 %                 8.92 %              8.95  % (3)
    Expenses, net of waivers and
       reimbursements (2)                         2.95 %                     2.95 %                 2.95 %              2.95  % (3)
    Net investment loss, before waivers
       and reimbursements                        (5.35)%                    (4.59)%                (8.62)%             (8.56) % (3)
    Net investment loss, net of waivers
       and reimbursements                        (2.93)%                    (2.67)%                (2.65)%             (2.56) % (3)

Portfolio turnover rate (5)                      35.03 %                    52.98 %                25.01 %              2.52  % (4)


*   Commencement of operations.

     (1)  Total return is for the period indicated and has not been annualized.

     (2) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

     (3)  Annualized.

     (4)  Not annualized.

     (5) Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

     (6) For the period January 1, 2009 through March 31, 2009. See Note 6 of the Notes to the financial statements for additional information.

     (7) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 to the financial statements for additional information.

     Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the Fund's financial statements (attached herewith as Appendix B) as a result of the timing of capital transactions.

                                    THE FUND

     Old Mutual Absolute Return Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company that is also registered under the 1940 Act. The Fund's principal office is located at c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573 and its telephone number is
(888) 266-2200. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Managers of the Fund (the "Board of Managers"). Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").

                        USE OF PROCEEDS; CASH EQUIVALENTS

     The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by Larch Lane Advisors LLC (the "Adviser"), the Fund or the Master Fund may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.") The Portfolio Managers (as defined below) may also invest in such cash equivalents.

                                    STRUCTURE

     The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The managers to these companies are typically compensated through asset-based (but not performance-based) fees.

     The Fund is similar to a private investment fund in that its Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act"). The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Adviser is responsible for determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.

     At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager.

An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

     In allocating the assets of the Master Fund, the Adviser takes an "absolute return" approach, I.E., seeks to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, the Adviser expects to emphasize investments with Portfolio Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and
(v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (SEE "Investment Strategies" for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.) The Adviser may also allocate the assets of the Master Fund to Portfolio Funds employing a mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies. The strategies, as well as various others, that may be employed by Portfolio Managers are described below under "Investment Strategies."

     PORTFOLIO MANAGER SELECTION. The Adviser is responsible for researching and identifying Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are chosen on the basis of selection criteria established by the Adviser, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms and the Portfolio Manager's track record. Portfolio Managers generally will be compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund.

     The Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund does not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve attractive long-term risk-adjusted returns. The Adviser regularly monitors the performance of each Portfolio Fund and evaluates each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. The Adviser may: (i) reallocate the Master Fund's assets among Portfolio Managers; (ii) allocate the Master Fund's assets to new Portfolio Managers; and (iii) remove existing Portfolio Managers from the Master Fund's portfolio. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

     PORTFOLIO FUND INVESTMENTS AND INVESTMENT PRACTICES. Portfolio Managers may invest in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S. and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

     Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

     1940 ACT LIMITATIONS. The Master Fund will limit its investment position in a Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in a Portfolio Fund, if investments in the Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

     TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by the Adviser, the Fund or the Master Fund, may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.")

     THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND, THE MASTER FUND OR A PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, THE USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE MASTER FUND, AND, THEREFORE, THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

     The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

     It is currently expected that a majority of the Master Fund's portfolio will be comprised of Portfolio Funds employing "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." The other portion of the Fund's portfolio is expected to be comprised of a mix of other strategies, including but not limited to "Global Macro," "Currency & Commodity Trading " and "Multi-Strategy." A description of these strategies follows. The discussion is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio.

                            RELATIVE VALUE ARBITRAGE

     Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and
(v) Event Arbitrage.

     o CONVERTIBLE ARBITRAGE. Buying "long" a convertible bond or preferred stock and selling "short" the underlying common stock into which the bond or preferred stock may be converted in anticipation of profiting from a relative mispricing between them.

     o OPTION VOLATILITY ARBITRAGE. Purchasing an option when its implied volatility is below its historic mean and selling short the underlying security to hedge. Conversely, if implied volatility is above its historic mean, the Portfolio Manager would likely sell an option and buy the underlying security to hedge.

     o CAPITAL STRUCTURE ARBITRAGE. Buying "long" and selling "short" different classes of securities of the same issuer in anticipation of profiting from the relative mispricing between them. Convertible-bond arbitrage and equity-warrant arbitrage are forms of balance-sheet arbitrage.

     o FIXED INCOME ARBITRAGE. Purchasing government, corporate mortgage or bank debt securities and selling "short" government, corporate, mortgage or bank debt securities in anticipation of profiting from a relative mispricing between them.

     o EVENT ARBITRAGE. Investing in the securities of companies that are the subject of a corporate event, where there is a perceived differential between the current market price and the value to be received from the successful consummation of the anticipated corporate event. Conversely, short positions may be taken in anticipation of a failure of such events. Event arbitrage includes the following strategies, among others:

     o MERGER ARBITRAGE: Investing in the securities of publicly-traded companies involved in announced mergers or acquisitions, cash tender offers, exchange offers or corporate recapitalizations, either long or short, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

     o DISTRESSED SECURITIES INVESTING: Investing in the securities of companies involved in bankruptcies, liquidations, workouts and financial reorganizations, either long or short, in order to realize profit potential.

                                   LONG-SHORT

     Long-Short Trading Strategies generally involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading.

     o STATISTICAL ARBITRAGE. Buying "long" a security, or a basket of securities, that are believed to be undervalued relative to their historic price and selling "short" a related security, or related basket of securities, that are believed to be overvalued relative to their historic price in anticipation of profiting as the prices of the securities, or baskets of securities, return to their historic prices.

     o Fundamental Long-Short. Buying "long" and selling "short" portfolios of securities which, in the aggregate, have limited market exposure using fundamental analysis in anticipation of profiting from the excess return provided by the portfolios over the market return.

                                OTHER STRATEGIES

     Portfolio Managers may also employ the following trading strategies, including, but not limited to, equity and fixed-income securities or currency and commodities using either technical or fundamental analysis or a combination thereof in order to profit from movements in the prices of these securities or commodities. Portfolio Managers may concentrate their trading in specific industry sectors and the nature of their trading activities may be either short- or long-term. Trading can include emerging market securities or commodities, and examples of relevant strategies include the following:

     o GLOBAL MACRO. Making opportunistic investments in any type of market or instrument that a Portfolio Manager believes offers a high profit potential, often based on macroeconomic supply-and-demand factors rather than company-specific analysis. Portfolio Managers employing this strategy may take large long or short positions in derivatives, currencies or commodities, as well as in various types of securities. Such positions may reflect the Portfolio Manager's views on the direction of an asset class, or may be offsetting positions that reflect the Portfolio Manager's views on the relative value of two or more asset classes.

     o Currency & Commodity Trading. This strategy can be employed as part of a Global Macro Strategy. Portfolio Managers employing this particular strategy purchase and sell local or foreign currency, commodity futures and options or such futures contracts based on supply and demand factors affecting price within each market. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

     o Multi-Strategy. Portfolio Managers of multi-strategy funds can invest across a range of strategies and markets and have the unique ability to shift capital across a variety of strategies based on the market environment and the opportunities available in the financial markets.

NEGOTIATION OF TERMS

     In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees or allocations, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

     When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (E.G., to emphasize a certain strategy based on market conditions) or for specific reasons (E.G., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

     The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The termination of Portfolio Managers and the addition of Portfolio Managers do not require the approval of Members.

     Certain of the Portfolio Managers chosen for the Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund to be so registered.

BORROWING; USE OF LEVERAGE

     The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are permitted to borrow money for a variety of purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be a principal investment strategy of the Master Fund. Nevertheless, to the extent permitted by law, the Master Fund may borrow on a short-term basis (I.E., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Units and proceeds from any withdrawal of the Master Fund from a Portfolio Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage.

     The Fund and Master Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of each of the Fund's and Master Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act, if any) and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. (SEE "Investment Practices and Related Risk Factors - Leverage.") The Asset Coverage Requirement applies to borrowings by the Fund and Master Fund, as well as to other transactions by the Fund and the Master Fund that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for the Fund and the Master Fund that are deemed to constitute senior securities, the Fund and the Master Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit the Fund's and the Master Fund's ability to otherwise invest those assets or dispose of those securities.

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

     All investments made by the Fund and Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject. No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

     This section discusses the types of financial instruments that may be used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.

     PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

     Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

     Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

     COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

     PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

     CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

     Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

     Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

     Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

     Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes on interest, dividends, capital gains or other income; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

     Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors - Emerging Market Investments.")

     A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

     The Fund and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, other than as required to qualify under Subchapter M of the Code, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund generally does not invest more than 25% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

LEVERAGE

     Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund and Master Fund may also borrow money as discussed under "Investment Program - Borrowing; Use of Leverage."

     Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

     Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. These risks are magnified under circumstances where the Fund or the Master Fund engage in permissible borrowing transactions (as discussed in "Investment Program - Borrowing; Use of Leverage").

SHORT SALES

     Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

     To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

     Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

     Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

     Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

     Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund and the Master Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

     Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

     Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

     If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

     Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

     A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

     Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

     Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

     Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

     CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

     The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

     FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

     EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

     Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

     Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

     Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (I.E., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

     Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

     In addition, the Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (SEE "Additional Risk Factors - Liquidity Risks.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

     The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% - 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

     The Fund and the Master Fund have limited operating histories upon which prospective investors can evaluate their likely performance. There can be no assurance that the Fund or the Master Fund will achieve their investment objective.

LIQUIDITY RISKS

     Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Units in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter. (SEE "Redemptions, Repurchases of Units and Transfers.")

     Limitations on the Master Fund's ability to withdraw its assets from Portfolio Funds may limit the Fund's ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its interests in the Master Fund.

COUNTERPARTY CREDIT RISK

     Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

     The Adviser invests assets of the Master Fund through the Portfolio Managers. The success of the Master Fund and thus the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

     INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

     There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

     RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. The Master Fund expects to receive advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a

Portfolio Manager will provide such notice and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

     For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

     ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations, placement fees and/or repurchase or withdrawal fees and other operating expenses borne by the Master Fund as an investor in Portfolio Funds.

     The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds, are higher than those of most other registered investment companies.

     The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions.

     INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

     LIQUIDITY IMPLICATIONS. The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.

     Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its interests.

     LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

SPECIAL TAX RISKS

     Special tax risks are associated with an investment in the Fund. The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to
(i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" or "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. Each of these ongoing requirements for qualification for the favorable tax treatment for RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested. The Adviser has established internal policies and procedures for facilitating the information-gathering process and compliance with applicable qualification requirements.

     If before the end of any quarter of its taxable year, the Fund believes that it may fail the Subchapter M asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund, through the Master Fund, may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the Subchapter M asset diversification test. However, the disposition of non-diversified assets, an action frequently taken by regulated investment companies to avert such a failure, may be difficult for the Fund to pursue because the Master Fund may effect withdrawals from a Portfolio Fund only at certain times specified by the governing documents of the particular fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a withdrawal from a Portfolio Fund referred to above may limit utilization of this cure period.

     If the Fund fails to satisfy the Subchapter M asset diversification or other RIC requirements, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Members. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company would have a material adverse effect on the value of the Units and the amount of the Fund's distributions. In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (See "Tax Aspects.")

VALUATION ESTIMATES

     In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Master Fund's annual audit is completed.

     Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. Portfolio Managers may use estimates in valuing these securities due to the inherent difficulty in ascertaining precise values. Therefore, the valuations of these securities may not be reflective of their actual sale price upon their realization. This risk is especially applicable to any Portfolio Fund assets allocated to "side pockets." These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers may face a conflict of interest in valuing such securities because the values given to the securities can affect the compensation of the Portfolio Managers.

     The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund's board of managers (the "Master Fund Board"). In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund (and thus the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.

OTHER CONSIDERATIONS

     MASTER-FEEDER STRUCTURE. The Fund does not invest directly in individual securities. Instead, it invests all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Managers of the Fund believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of its interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investments may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. In addition, to the extent the Fund's assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund and other feeder funds. These conflicts may result in the Master Fund making investments that may have a negative tax impact on certain feeder funds (potentially, the Fund, for example) and not on others.

     CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT INVESTORS. Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the prohibited transaction provisions of Section 4975 of the Code, and other tax-exempt investors, may purchase Units. Because the Fund is a registered investment company, the Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Similarly, because the Master Fund is a registered investment company, the Master Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations." Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (See "Tax Aspects" and "ERISA Considerations.")

     FOREIGN TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

     DILUTION. In the case of Portfolio Managers that limit the amount of additional capital which they will accept from the Master Fund, continued sales of the interests in the Master Fund will dilute the participation of existing members in such Portfolio Funds.

     CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

     WITHDRAWAL BY ADVISER OR ITS AFFILIATES. The Adviser, or an affiliate of the Adviser, may determine to make an investment in the Fund. The Adviser or its affiliate is generally not restricted in its ability to have its Units repurchased by the Fund in connection with a repurchase offer conducted by the Fund in accordance with applicable law. As a result, the Adviser or its affiliate may reduce significantly its investment in the Fund, or may withdraw completely as a Member. If the investment is significant, this could have a negative effect on the Fund including causing the Fund's fixed expenses to increase as a percentage of the Fund's net asset value.

POSSIBLE U.S. WITHHOLDING TAX ON CERTAIN NON-U.S. PORTFOLIO FUNDS

     Under recently enacted legislation, a U.S. withholding tax of 30% will apply to certain payments (including payments of gross proceeds) made after December 31, 2012 to certain non-U.S. Portfolio Funds, with respect to certain U.S. investments, unless such Portfolio Funds enter into an agreement with the Internal Revenue Service identifying certain direct and indirect U.S. equityholders.

     THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS.

                               PERFORMANCE HISTORY

     The Fund has a limited operating history. Appendix D contains investment performance information for another investment vehicle that is managed by the Adviser using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program (the "Other Vehicle"). The Other Vehicle performance information is provided to illustrate the experience and historic investment results obtained by the Adviser. It does not represent the investment performance of the Fund.

     In addition, Appendix D provides the Fund's and the Master Fund's actual investment performance since each commenced operations. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix D. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Fund may not:

     o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

     o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

     o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

     o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

     o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

     o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

     o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that: (i) the Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Fund); and (ii) the Fund (if it invests directly in Portfolio Funds rather than the Master Fund) and the Master Fund will invest 25% or more of the value of their respective total assets in Portfolio Funds except during temporary adverse market conditions affecting Portfolio Funds in which they may invest. Additionally, neither the Fund nor the Master Fund may invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

     The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding Units.

     Under the 1940 Act, the vote of a majority of the outstanding Units of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the Units present at the meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding Units of the Fund, whichever is less.

     If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Brokerage" and "Conflicts of Interest.")

     The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund.


                             MANAGEMENT OF THE FUND

BOARD OF MANAGERS

     The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may purchase Units, subject to the eligibility requirements described in this Prospectus. The Board of Managers also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.

     Mr. Appelstein, the president and principal executive officer of the Fund and the Executive Vice President and Head of Institutional Sales and Marketing of Old Mutual (US) Holdings, Inc., the parent company of the Adviser, serves as chairman of the Board of Managers (the "Chairman"). Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board of Managers believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Managers (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect Members' interests. Furthermore, as summarized below, the Board of Managers has two committees performing critical functions for the Fund's governance and operations: the Audit Committee and the Governance and Nominating Committee, both of which are comprised exclusively of Independent Managers. Although the Fund does not have a "lead" Independent Manager, the Board of Managers believes that adequate independent leadership is present given the relatively small size of the Board of Managers (75% of which is represented by Independent Managers) and that each of the Fund's critical committees of the Board of Managers (Audit and Governance and Nominating) is chaired by an Independent Manager.

     Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.


------------------------- ------------------ ------------------------------------ ---------------- --------------------------------

NAME, AGE, AND POSITION   TERM OF            PRINCIPAL OCCUPATION DURING PAST 5   NUMBER           PRESENT OR PAST
WITH THE FUND             OFFICE* AND        YEARS                                OF FUNDS         (WITHIN 5 YEARS) OTHER
                          LENGTH OF TIME                                          IN FUND COMPLEX  DIRECTORSHIPS HELD BY
                          SERVED                                                  OVERSEEN BY      MANAGERS
                                                                                  MANAGER
-----------------------------------------------------------------------------------------------------------------------------------

                                                   DISINTERESTED MANAGERS
------------------------- ------------------ ------------------------------------ ---------------- --------------------------------

Gerald Hellerman          Indefinite/Since   Principal, Hellerman Associates              6        Director, The Mexico
                          October 2006       (financial and corporate                              Equity and Income
Year of Birth:  1937                         consulting), 1993 - present; Chief                    Fund, Inc., June 2001
                                             Compliance Officer and Chief                          - present; Director
Manager                                      Financial Officer, The Mexico                         and Audit-Chair, MVC
                                             Equity and Income Fund, Inc., June                    Capital Inc., March
                                             2001 - present; Chief Compliance                      2003 - present;
                                             Officer and Chief Financial                           Director, Brantley
                                             Officer, Special Opportunities                        Capital, March 2003 -
                                             Fund, Inc., August 2009 - present;                    March 2006 and March 2007 -
                                             President, Innovative Clinical                        present; Director, Special
                                             Solutions, May 2002 - 2008.                           Opportunities Fund, Inc.,
                                                                                                   August 2009 - present;
                                                                                                   Director, Innovative Clinical
                                                                                                   Solutions, May 2002 - 2008;
                                                                                                   Director and Audit-Chair,
                                                                                                   AirNet Systems, July 2005 -
                                                                                                   May 2008; Director, FNC
                                                                                                   Realty, May 2002 - 2007;
                                                                                                   Director, Element Long/Short
                                                                                                   Equity, May 2005 - November
                                                                                                   2005.
------------------------- ------------------ ------------------------------------ ---------------- --------------------------------

Paul D. Malek             Indefinite/Since   General Counsel, Stonehill Capital           6        None
                          October 2006       Management LLC, April 2009
Year of Birth:  1967                         -present; General Counsel, Latigo
                                             Partners, LP (hedge fund),
Manager                                      February 2006 - March 2009;
                                             Associate, Milbank, Tweed, Hadley &
                                             McCloy LLP, May 2001 - January
                                             2006.
------------------------- ------------------ ------------------------------------ ---------------- --------------------------------


                                       38



George W. Morriss         Indefinite/Since   Retired                                      6        Trustee/Director,
                          October 2006                                                             open-end and
Year of Birth:  1947                                                                               closed-end funds in
                                                                                                   Neuberger Berman Fund
Manager                                                                                            Complex, February 2007
                                                                                                   - present; Advisory
                                                                                                   Director, Berkshire
                                                                                                   Capital Securities,
                                                                                                   August 2006 - February
                                                                                                   2007 and July 2009 -
                                                                                                   present; Director,
                                                                                                   Lehman Brothers First
                                                                                                   Trust Income
                                                                                                   Opportunity Fund, July
                                                                                                   2003 - April 2006;
                                                                                                   Trustee, Element
                                                                                                   Long/Short Funds,
                                                                                                   March 2005 - September
                                                                                                   2005.
------------------------- ------------------ ------------------------------------ ---------------- --------------------------------

                                                     INTERESTED MANAGER
------------------------- ------------------ ------------------------------------ ---------------- --------------------------------

Matthew Appelstein **     Indefinite/Since   Executive Vice President/Head of             6        Trustee, TS&W/Claymore
                          April 2008         Global Sales and Marketing, Old                       Tax-Advantage Balanced
Year of Birth:  1961                         Mutual (US) Holdings Inc., October                    Fund, November 2004 -
                                             2008 - present; Senior Vice                           present; Trustee, Old
Manager, President and                       President, Old Mutual (US)                            Mutual/Claymore
Chief Executive Officer                      Holdings Inc., October 2006 -                         Long-Short Fund, April
                                             October 2008; Vice President, Old                     2005 - present;
                                             Mutual (US) Holdings, Inc.,                           Director, Old Mutual
                                             December 2003 - October 2006.                         Global Funds plc, May 2008 -
                                                                                                   present; Trustee, Old Mutual
                                                                                                   Investment Partners, August
                                                                                                   2009 - present; Manager,
                                                                                                   Director, Old Mutual Asset
                                                                                                   Management International,
                                                                                                   Ltd., November 2009 - present.
------------------------- ------------------ ------------------------------------ ---------------- --------------------------------

     **Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.


------------------------- ------------------ ---------------------------------------------------------------------------------

NAME, AGE, AND POSITION   TERM OF            PRINCIPAL OCCUPATION DURING PAST 5 YEARS
WITH THE FUND             OFFICE*AND
                          LENGTH OF TIME
                          SERVED
------------------------- ------------------ ---------------------------------------------------------------------------------

                                                          OFFICERS
------------------------- ------------------ ---------------------------------------------------------------------------------

Ross Weissman             Indefinite/Since   Chief Financial Officer, Larch Lane Advisors LLC, 2005 - present; Controller
                          October 2006       and Chief Financial Officer, Larch Lane Advisors LP, 1999 - 2005.
Year of Birth:  1970

Treasurer and Chief
Financial Officer
------------------------- ------------------ ---------------------------------------------------------------------------------

Stephen A. McShea         Indefinite/Since   Chief Compliance Officer and General Counsel, Larch Lane Advisors LLC, June
                          September 2009     2009 - present; Associate, Dechert LLP, May 2004 - February 2009.
Year of Birth:  1971

Chief Compliance Officer
------------------------- ------------------ ---------------------------------------------------------------------------------

     *Officer of the Fund until such time as his or her successor is duly elected and qualified.

     The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

     As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

     As of the date of this Prospectus, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding interests of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser or Old Mutual Investment Partners, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Old Mutual Investment Partners.

SHARE OWNERSHIP

     The following tables set forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2009.

                                               Aggregate Dollar Range of Equity
                                                  Securities of All Registered
                                               Investment Companies Overseen by
                      Dollar Range of Equity       Manager in Family of
  Name of Manager     Securities of the Fund       Investment Companies*
  ---------------     ----------------------       --------------------
Gerald Hellerman              None                        None
Paul D. Malek                 None                        None
George W. Morriss             None                   $10,001-$50,000

* The family of registered investment companies includes the Fund, the Master Fund, Old Mutual Emerging Managers Master Fund, L.L.C., Old Mutual Absolute Return Institutional Fund, L.L.C., Old Mutual Emerging Managers Fund, L.L.C. and Old Mutual Emerging Managers Institutional Fund, L.L.C.

                                                Aggregate Dollar Range of Equity
                                                  Securities of All Registered
                                               Investment Companies Overseen by
                      Dollar Range of Equity       Manager in Family of
  Name of Manager     Securities of the Fund       Investment Companies*
  ---------------     ----------------------       --------------------
Matthew Appelstein            None                        None

* The family of registered investment companies includes the Fund, the Master Fund, Old Mutual Emerging Managers Master Fund, L.L.C., Old Mutual Absolute Return Institutional Fund, L.L.C., Old Mutual Emerging Managers Fund, L.L.C. and Old Mutual Emerging Managers Institutional Fund, L.L.C.

COMPENSATION

     The following table sets forth the approximate aggregate compensation the Fund paid to the Independent Managers and the aggregate compensation paid by all investment companies in the Fund Complex to the Independent Managers for the fiscal year ended March 31, 2010. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates.


                                                          Pension or
                                    Aggregate        Retirement Benefits        Estimated        Total Compensation
                                   Compensation       Accrued as Part of     Annual Benefits        from the Fund
      Name of Person              From the Fund         Fund Expenses        Upon Retirement      and Fund Complex
      --------------              -------------         -------------        ---------------      ----------------
Gerald Hellerman                     $2,500                  None                 None                $15,000
Paul D. Malek                        $2,500                  None                 None                $15,000
George W. Morriss                    $2,500                  None                 None                $15,000

     Currently, the Independent Managers are each paid an annual retainer of $2,500 by the Fund and are reimbursed by the Fund for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Fund. It is estimated that each Independent Manager would receive a total of $15,000 per year (plus expenses) from the Fund Complex. In addition to compensation from the Fund, the compensation would come from the Master Fund, Old Mutual Emerging Managers Institutional Fund, L.L.C., Old Mutual Emerging Managers Master Fund, L.L.C., Old Mutual Absolute Return Institutional Fund, L.L.C. and Old Mutual Emerging Managers Fund, L.L.C., which are part of the Fund Complex.

COMMITTEES

     The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year;
(ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund's risk management processes by, among other things, meeting with the Fund's auditors and overseeing the Fund's disclosure controls and procedures (including the Fund's internal controls over financial reporting); and (v) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2010, the Audit Committee held three meetings.

     The Board of Managers has also formed a Governance and Nominating Committee ("Nominating Committee") comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate.

     Although the Board of Managers does not have a formal diversity policy, the Board of Managers endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board of Managers accorded particular weight to the individual professional background of each Independent Manager, as set forth in their biographies included in the table contained in "Management of the Fund--Board of Managers." In considering the nominees for election as Managers, the Nominating Committee and the Board of Managers took into account a variety of factors, including each nominee's professional background and experience. In addition, the Board of Managers considered that each Manager also serves as a manager of each of the other funds in the Fund Complex, including the Master Fund. In this regard, the Board of Managers accorded weight to the efficiencies associated with maintaining a common directorship of a single Fund Complex. The Independent Managers also considered that Mr. Appelstein is not an Independent Manager, but recognized that he is a senior management representative of the Adviser's parent company, Old Mutual (US) Holdings Inc., and, as such, helps foster the Board of Managers' direct access to information regarding the Adviser and its affiliates.

     Members who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573; Attention: Old Mutual Absolute Return Fund, L.L.C. During the fiscal year ended March 31, 2010, the Nominating Committee held no meetings.

PROXY VOTING

     The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. It is important to note that the Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In addition, the Adviser may waive a Fund's voting rights attributable to the Fund's interests in Portfolio Funds, as set forth in "Investment Program - Investment Objective" of the Fund's prospectus. Information regarding how the Adviser voted any proxies on behalf of the Fund during the twelve-month period ending June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained, (i) without charge, upon request, by calling toll-free (888) 266-2200 and (ii) on the SEC's Internet web site at http://www.sec.gov.


                          INVESTMENT ADVISORY SERVICES

THE ADVISER

     The Adviser, a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the investment adviser of the Master Fund and the Fund. LLA Holdings LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. As of March 31, 2010, the Adviser provided investment advisory services to client portfolios with assets of approximately $1.09 billion.

     Pursuant to an investment management agreement with the Fund, dated as of October 13, 2006 (the "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. In addition, pursuant to the terms of the Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Management Agreement. In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly fee equal to 0.104% (1.25% on an annual basis) of the Fund's net assets as of the end of the month (after adjustment for any purchases and repurchases of Units during the month) (the "Investment Management Fee"). The Investment Management Fee is payable in arrears within 30 business days after the end of the month. After taking into account the Expense Limitation, the Fund accrued advisory fees payable to the Adviser of $136,241 for the fiscal year ended March 31, 2008, $197,635 for the fiscal year ended March 31, 2009 and $216,942 for the fiscal year ended March 31, 2010.

     Pursuant to its investment management agreement with the Master Fund, dated as of October 13, 2006 (the "Master Fund Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program. In addition, pursuant to the terms of the Master Fund Investment Management Agreement, subject to the approval of the Master Fund Board and the members of the Master Fund, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Master Fund Investment Management Agreement. The Master Fund does not pay any investment management fee to the Adviser under the Master Fund Investment Management Agreement. However, under that agreement, in the event the Adviser ceases to serve as the investment adviser to each fund that invests substantially all of its assets in the Master Fund (each, a "Feeder Fund"), the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder Fund.

     The Investment Management Agreement was initially approved by the Board of Managers (including the vote of all of the Independent Managers), at a meeting held in person on October 13, 2006, and was approved on October 13, 2006 by Old Mutual Capital, Inc., as the initial Member of the Fund. At a meeting of the Board of Managers held on September 15, 2009, all of the Managers, including all of the Independent Managers, approved the renewal of the Investment Management Agreement for an additional one-year term. (A discussion regarding the basis for the Board's most recent approval of the renewal of the Investment Management Agreement is available in the Fund's Semi-Annual Report filed on December 8, 2009.) The Master Fund Investment Management Agreement was initially approved on October 13, 2006 by the Master Fund Board (including the vote of each of the independent managers of the Master Fund), at a meeting held in person, and was approved on October 13, 2006 by Old Mutual Capital, Inc., as the initial member of the Master Fund. At a meeting of the Master Fund Board held on September 15, 2009, all of the Managers of the Master Fund, including all of the Independent Managers of the Master Fund, approved the renewal of the Master Fund Investment Management Agreement for an additional one-year term. (A discussion regarding the basis for the Master Fund Board's most recent approval of the renewal of the Master Fund Investment Management Agreement is available in the Master Fund's Semi-Annual Report filed on December 8, 2009.) The Investment Management Agreement is terminable without penalty, on 60 days' prior written notice by:
(i) the Board of Managers; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or (iii) the Adviser. Similarly, the Master Fund Investment Management Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Master Fund Board; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or (iii) the Adviser.

     The Investment Management Agreement and the Master Fund Investment Management Agreement may each be continued in effect from year to year if its continuance is approved annually by: (i) in the case of the Investment Management Agreement, either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval; and (ii) in the case of the Master Fund Investment Management Agreement, either the Master Fund Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the independent managers of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

     The Investment Management Agreement provides that the Adviser will not be liable to the Fund for any loss suffered by the Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Investment Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Investment Management Agreement.

     The Master Fund Investment Management Agreement provides that the Adviser will not be liable to the Master Fund for any loss suffered by the Master Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Master Fund Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Master Fund Investment Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Master Fund Investment Management Agreement.

INFORMATION REGARDING THE INDIVIDUALS RESPONSIBLE FOR PORTFOLIO MANAGEMENT

     The day-to-day management of the Fund's and the Master Fund's portfolio will be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.

MARK JURISH, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.

Mr. Jurish is a member of the Investment Committee.

KENNETH W. STEMME, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

Mr. Stemme is a member of the Investment Committee.

KEVIN MIRABILE, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.

Mr. Mirabile is a member of the Investment Committee.

OTHER FUNDS AND ACCOUNTS MANAGED

     The following table sets forth information about funds and accounts, other than the Fund and the Master Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.


                          REGISTERED INVESTMENT            POOLED INVESTMENT          OTHER ACCOUNTS MANAGED
                         COMPANIES MANAGED BY THE       VEHICLES MANAGED BY THE               BY THE
                            PORTFOLIO MANAGER              PORTFOLIO MANAGER            PORTFOLIO MANAGER
NAME OF                 --------------------------      -----------------------       -------------------------
PORTFOLIO                                TOTAL                           TOTAL                       TOTAL
MANAGER                   NUMBER         ASSETS          NUMBER          ASSETS        NUMBER        ASSETS
----------------        ----------      --------        -------         -------       -------       -------
Mark Jurish                 4             $18             19             $996            1            $52
                                        million                         million                     million
Kenneth Stemme              4             $18             19             $996            1            $52
                                        million                         million                     million
Kevin Mirabile              4             $18             19             $996            1            $52
                                        million                         million                     million



                          REGISTERED INVESTMENT            POOLED INVESTMENT VEHICLES           OTHER ACCOUNTS
                         COMPANIES MANAGED BY THE              MANAGED BY THE                   MANAGED BY THE
                            PORTFOLIO MANAGER                PORTFOLIO MANAGER                PORTFOLIO MANAGER
                        -------------------------          ---------------------------      ---------------------
                                    TOTAL ASSETS                       TOTAL ASSETS                       TOTAL ASSETS
                      NUMBER WITH       WITH            NUMBER WITH       WITH            NUMBER WITH         WITH
NAME OF              PERFORMANCE-   PERFORMANCE-       PERFORMANCE-    PERFORMANCE-      PERFORMANCE-     PERFORMANCE-
PORTFOLIO MANAGER     BASED FEES     BASED FEES         BASED FEES      BASED FEES        BASED FEES       BASED FEES
-----------------    -----------    -----------        -----------     -----------      -------------    ---------------
                                                                          $544
Mark Jurish              0              $0                  5            million              0                $0
                                                                          $544
Kenneth Stemme           0              $0                  5            million              0                $0
                                                                          $544
Kevin Mirabile           0              $0                  5            million              0                $0

     Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.

COMPENSATION PROGRAM

     Compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

     Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (SEE "Conflicts of Interest.")

FUND OWNERSHIP

     The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.


PORTFOLIO MANAGER                               DOLLAR RANGE
-----------------                               ------------
Mark Jurish                                        None
Kenneth Stemme                                     None
Kevin Mirabile                                     None

                                     VOTING

     Each Member has the right to cast a number of votes based on the value of the Member's respective Units at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind either the Fund or the Master Fund.

       Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and vote such proxies of the Master Fund only in accordance with such instructions, or will vote its interests in the Master Fund in the same proportion and in the same manner as the interests of all other members of the Master Fund are voted.

                                    BROKERAGE

     Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

     The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

     Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.

                            ADMINISTRATION AGREEMENT

     Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefor; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions to other parties as it deems reasonable and appropriate, provided the provider and its services rendered to the Fund are disclosed to the Board. In consideration for these services, the Fund pays the Administrator a monthly administration and accounting fee of up to 0.0108% (0.13% on an annual basis) of the net assets of the Fund as of the end of the month (the "Administration Fee"), which will decline to the extent the Fund's net assets exceed $100 million. However, the Fund and Old Mutual Absolute Return Institutional Fund, L.L.C. are collectively subject to a minimum Administration Fee that is subject to increases in subsequent years and is allocated on a pro rata basis among the funds based on the net assets of each fund.

     Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator an administration and accounting fee equal to 0.01% on an annual basis, calculated and assessed monthly, based on the net assets of the Master Fund as of the end of the month (the "Master Fund Administration Fee"). The Master Fund is also subject to a minimum Master Fund Administration Fee.

     The Fund also pays the Administrator or its affiliates certain investor servicing (i.e., transfer-agency) fees.

                           CUSTODIAN AND ESCROW AGENT

     SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: General Counsel.

     SEI Private Trust Company (the "Escrow Agent") also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: General Counsel.

                                FEES AND EXPENSES

     The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers (except with respect to performing background checks on Portfolio Managers and retaining third parties to provide risk management services).

     In addition to fees paid under the Investment Management Agreement, Distribution Agreement (defined below) and Administration Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, costs and expenses associated with background checks on Portfolio Managers, all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses of the Fund and Master Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

     The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. In addition, as an investor in Portfolio Funds, the Master Fund may also bear placement fees and/or repurchase or withdrawal fees, as well as other operating expenses of the Portfolio Funds.

     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.95% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund.

                               NET ASSET VALUATION

     The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit, plus the applicable sales load described in the "Summary of Fund Expenses" on page 14. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31);
(iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

     The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The net asset value of the Fund is based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is based primarily on the fair value of each of its interests in Portfolio Funds.

     In accordance with the policies discussed below, investments in Portfolio Funds are valued at their "fair values." Ordinarily, these will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers. In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

     Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Furthermore, prior to the Master Fund investing in a Portfolio Fund, the Adviser will seek confirmation from the Portfolio Manager that, in the event that the Portfolio Manager allocates Portfolio Fund assets to a special investment account or side pocket that: (i) the estimated monthly valuations as provided to the Master Fund (which are expected to be based on the audited year-end valuations of the Portfolio Funds) are reflective of the most recently computed fair value of the special investment account or side pocket by the Portfolio Manager; and (ii) the Portfolio Manager computes the fair value of the special investment account or side pocket at least on an annual basis. In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Fund's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (I.E., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Fund may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

     The Fund's and the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets. The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

     The Portfolio Funds are required to provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

     To the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will generally value such portfolio securities at amortized cost.

     All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

     Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.


                              CONFLICTS OF INTEREST

GENERAL

     The Adviser and its respective affiliates and members, partners, officers and employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions and individual clients (collectively, the "Clients"). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and its respective officers are engaged in substantial activities other than on behalf of the Fund and the Master Fund and may have conflicts of interest in allocating their time and activity between the Fund, the Master Fund and such other activities. The Adviser and its respective officers and employees devote so much time to the affairs of the Fund and the Master Fund as in their judgment is necessary and appropriate.

     The Adviser or one of its respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular client or for itself or its officers, directors, partners, members or employees, but the Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which the Adviser, its affiliates or its clients have made investments which would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Master Fund and, indirectly, the Fund in certain situations, if among other reasons, the investment activities limit the Master Fund's ability to invest in a particular investment vehicle or investment.

     The Adviser and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers or their affiliates, including the Portfolio Funds. (All Portfolio Funds and other accounts managed by the Portfolio Managers or their affiliates, excluding the Fund and the Master Fund, are referred to collectively as the "Portfolio Manager Accounts.")

     The Adviser and its affiliates or their Clients may (i) have an interest in an account managed by, or (ii) enter into relationships with, a Portfolio Manager or its affiliates on terms different than the terms entered into with the Fund and the Master Fund. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide from time to time to one or more Portfolio Manager Accounts or to the Master Fund.

     The Adviser and its affiliates, including their directors, officers or employees, may have business relationships with the issuers of securities that are held by the Portfolio Funds or by the Master Fund. They may also own the securities of these issuers. However, in making investment decisions for the Master Fund and the Portfolio Funds, the Adviser does not obtain or use material inside information acquired by it or its affiliates in the course of those relationships. In addition, affiliates of the Adviser may have made loans which are currently outstanding that could be repaid with proceeds of securities purchased by the Master Fund or a Portfolio Fund.

     The Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.

     Other present and future activities of the Adviser, the Portfolio Managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser, as applicable, will attempt to resolve such conflicts in a fair and equitable manner. The use of a master-feeder structure also may create a conflict of interest in that different tax considerations for the Fund and other feeder funds may cause the Master Fund to structure or dispose of an investment in a manner that is more advantageous to one feeder fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

     Each Portfolio Manager and its principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

     Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide to the Master Fund. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers, or employees of the foregoing may give rise to additional conflicts of interest.


                                 CODES OF ETHICS

     The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Master Fund, the Adviser and OMIP have adopted codes of ethics (the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

     Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                               PURCHASES OF UNITS

PURCHASE TERMS

     Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers. In order to purchase Units, an investor must submit a completed investor certification to the Administrator generally five business days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than five business days before the investor's proposed purchase or such other date as the Selected Dealer may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Selected Dealer servicing the investor's account and deposited in an escrow account that bears interest (which is accrued for the benefit of the Fund) pending the deposit of such monies with the Fund. On the last day of a "fiscal period" (generally, one month), the Fund will withdraw the monies representing an investor's capital contribution from the escrow account or the Selected Dealer servicing the investor's account will remit to the Fund such monies representing the capital contribution from the investor's account, as applicable. Effective as of the first business day of the succeeding month, the Fund's records will reflect the issuance of Units to the investor, who will become a Member of the Fund. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

     Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount. Generally, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000. Selected Dealers have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000. The minimum initial investment for employees of the Adviser or a Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.

     Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (SEE "Net Asset Valuation.")

     Each new Member must agree to be bound by all of the terms of the Company Agreement.

ELIGIBLE INVESTORS

     The Fund intends to sell Units only to investors who are U.S. persons for Federal tax purposes and who meet the following criteria: persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; entities having total assets of at least $5 million or entities all of whose beneficial owners themselves satisfy the aforementioned income or net worth criteria; entities that represent that they meet certain other qualification requirements; entities satisfying certain other qualification requirements as set forth in the form of Non-Individual Investor Certification contained in Appendix C of this Prospectus; or entities (other than investment companies as defined in Section 3 of the 1940 Act) having a net worth of more than $1.5 million. Prospective investors meeting these standards are referred to in this Prospectus as "Eligible Investors." Each prospective investor will be required to certify that the Units being purchased are being acquired directly or indirectly for the account of an Eligible Investor. An existing Member who is purchasing an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the investor certification that must be completed by each prospective investor. (The form of certification that each investor will be asked to sign is contained in Appendix C of this Prospectus.) Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.

     A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

PLAN OF DISTRIBUTION

     The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners, whose principal business address is 4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237, to act as the distributor for the sale of Units and to facilitate and assist in (or arrange for) the provision by Selected Dealers of investor services ("Member Services") to Members that are customers of Selected Dealers. Member Services refer principally to handling inquiries from Members regarding the Fund or their investments in the Fund. The Distributor and Selected Dealers are entitled to charge a sales load to each investor on the investment amount of its Units of up to 2%. The sales load will not constitute an investment made by the investor in the Fund. The sales load is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selected Dealers and certain of their affiliates. Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the sales load Selected Dealers receive from investors will be capped at 2% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering ("Offering Proceeds").

     In addition, as compensation for the sale and marketing of Units as well as providing Member Services, the Fund will pay the Distributor a monthly fee at an annual rate of 0.90% of the net assets of the Fund (the "Marketing and Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of such month. These payments have been separately authorized by the Board pursuant to a marketing and Member servicing plan adopted by the Board. Pursuant to limitations imposed by FINRA, the Marketing and Member Servicing Fee the Fund pays to the Distributor will be capped at 4% of the Offering Proceeds.

     Furthermore, the Adviser (or its affiliates), in its discretion and from its own resources, may pay the Distributor additional compensation not to exceed 0.45% (on an annual basis) of the aggregate value of outstanding Units held by Members. Pursuant to limitations imposed by FINRA, this additional compensation paid by the Adviser (or its affiliates) to the Distributor will be capped at 2% of the Offering Proceeds. The Distributor is not required to use all of the compensation it receives from the Fund and the Adviser (or its affiliates) to retain and pay Selected Dealers. However, it is currently expected that a significant portion of the compensation paid to the Distributor by the Fund and the Adviser (or its affiliates) will be used to compensate Selected Dealers for selling Units. In this regard, it is currently anticipated that Selected Dealers will receive an upfront fee, to be paid by the Distributor, that does not exceed 1.00% of the amount of Units purchased by investors introduced to the Fund by the Selected Dealers. Furthermore, it is also anticipated that, beginning on the thirteenth month following the purchase of Units, the Selected Dealers will be compensated on a monthly basis at an annual rate of 0.90% of the aggregate value of the Units purchased by the Selected Dealers' customers. This 1.00% upfront fee and 0.90% annual compensation that may be paid to Selected Dealers by the Distributor will be capped, together with the Marketing and Member Servicing Fee, at 4% of the Offering Proceeds.

     The fees to be received by the Distributor and any Selected Dealers, who are FINRA members, for providing ongoing marketing and Member Services, have been deemed by FINRA to be underwriting compensation in connection with the offering of Units.

                           REDEMPTIONS, REPURCHASES OF
                               UNITS AND TRANSFERS

NO RIGHT OF REDEMPTION

     No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units or portion thereof. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

REPURCHASES OF UNITS

     The Fund from time to time will offer to repurchase outstanding Units or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE UNITS FROM MEMBERS FOUR TIMES EACH YEAR, AS OF THE LAST DAY OF EACH CALENDAR QUARTER. The Board of Managers will also consider the following factors, among others, in making this determination:

     o whether any Members have requested the Fund to repurchase their Units or portions thereof;

     o    the liquidity of the Master Fund's assets;

     o the investment plans and working capital requirements of the Fund and the Master Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Units;

     o    the economic condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

     The Fund will repurchase Units or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Units that are being repurchased will be equal to the value of the Units as of the date of their repurchase. When the Board of Managers determines that the Fund shall repurchase Units or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

     The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of all of its Units by the Fund, in accordance with the terms of the Company Agreement, are not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

     Repurchases of Units or portions thereof from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Units or portion of Units.

     The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer. Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Fund's Board of Managers and which are described above. It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase Units from its members four times each year, as of the last day of each calendar quarter.

REPURCHASE PROCEDURES

     Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Units repurchased (or as discussed below, 97% of such value if all of a Member's Units are repurchased) approximately one month after the Valuation Date. The value of Units can change significantly between the date by which a Member must decide whether to tender its Units for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Units (or portion thereof) will be the value of the Member's Units (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's Units. The balance due to each Member who tenders his Units, or a portion thereof, will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Member's Units are repurchased, the Member will receive an initial payment equal to 97% of the estimated value of the Units and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

     Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units. Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

     If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain an investment balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or the Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), or such other amount as is determined by the Board of Managers. If a Member tenders a portion of its Units and the repurchase of that portion would cause the Member's investment balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Units to be purchased from the Member so that the required minimum balance is maintained.

     Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

     The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (ii) there is, in the judgment of the Board of Managers any: (a) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (f) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (iii) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

     The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (SEE "Investment Practices and Related Risk Factors -- Leverage.")

MANDATORY REDEMPTION BY THE FUND

     The Company Agreement provides that the Fund may redeem all or any Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.

TRANSFERS OF UNITS

     Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of all or any Units, the value of the Units held by each of the transferee and transferor is not less than $50,000 (or $25,000 in the case of Members who are employees of the Adviser or the Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), or such other amount as is determined by the Board of Managers. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

     Any transferee that acquires Units by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers Units with the approval of the Board of Managers, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

     By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                           DIVIDENDS AND CAPITAL GAINS

DIVIDENDS

     The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

CAPITAL GAINS DISTRIBUTIONS (SEE "TAX ASPECTS.")

     A Portfolio Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

CHOICE FOR RECEIVING DISTRIBUTIONS

     When you open your account, specify on your application how you want to receive your dividends and distributions. Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units. (SEE "Tax Aspects.")

     Dividends and distributions are taxable to Members, as discussed below, whether they are reinvested in Units or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services ("UMB") at (888) 266-2200 to complete the necessary instructions. Members who held Units prior to January 1, 2009 will be enrolled in this program unless they elect otherwise by notice to UMB.

                                   TAX ASPECTS

CIRCULAR 230 NOTICE. THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues discussed here.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

     The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. Certain requirements under

Subchapter M and additional information regarding the Fund's tax treatment are described below in "Tax Treatment."

     For 2008, the Fund's treatment as a partnership for Federal income tax purposes did not subject the Fund itself to Federal income tax. The Fund has filed an annual partnership information return for 2008 with the Service which reports the results of operations for such period. Each investor who was an investor prior to that date will be required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

     Members holding Units for any period on or after January 1, 2009 are subject in respect of the Units to the following tax aspects of the Fund. Members holding Units both before and on or after January 1, 2009 are subject to both the tax treatment described above and in the following sections.

TAX TREATMENT

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its Members. This avoids a "double tax" on that income and capital gains, since Members normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Units are held in a retirement account or the Member is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund or a Portfolio Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

     You should be aware of the following tax implications of investing in the
Fund:

     o Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning on or before December 31, 2010, dividends paid from net investment taxable income that are designated by the Fund as being derived from "qualified dividend income" are taxable to individuals at the rates applicable to long-term capital gains. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your Units.

     o Every calendar year the Fund will send you and the Service a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

     o Because the Unit prices fluctuate, you may have a capital gain or loss when your Units are repurchased or you exchange them. A capital gain or loss is the difference between the price you paid for the Units and the price you received when they were accepted for repurchase or exchange. Generally, when Units you have tendered are repurchased, you must recognize any capital gain or loss on those Units. Capital gains will be long-term or short-term depending on how long you have held the Units.

     o If you buy Units on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Units will be returned to you as a taxable distribution.

RETURNS OF CAPITAL CAN OCCUR.

     In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Members. The Fund will identify returns of capital in Member notices.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     As a regulated investment company, the Fund is not subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Members. That qualification enables the Fund to "pass through" its distributed income and net capital gains to Members without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a regulated investment company during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for dividends paid to Members during that period.

     To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Diversification Requirement"). Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

     The Master Fund intends to operate as a pass-through entity for Federal tax purposes and not as an entity taxable as a corporation. The Fund intends to look through to its proportionate share of the assets of the Master Fund for purposes of the Diversification Requirement.

     Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Code requires significant support from the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Members for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to Members.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Members will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Members. Furthermore, in such event, individual Members of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2010, subject to certain holding period requirements.

DISTRIBUTIONS

     Dividends paid out of the Fund's investment company taxable income will be taxable to a Member as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional Units. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Members may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the Member and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a Member as long-term capital gain, regardless of how long the Member has held Units. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010 and are scheduled to increase to 20% for taxable years beginning on or after January 1, 2011. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital, which is applied against and reduces the Member's basis in his Units. To the extent that the amount of any such distribution exceeds the Member's basis in his Units, the excess will be treated by the Member as gain from a sale or exchange of the Units. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units.

     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Members, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each Member will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

     Dividends designated by the Fund and received by corporate Members of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate Member fails to satisfy the foregoing requirements with respect to Units or by applications of the Code.

     The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2011, and the maximum individual long-term capital gains tax rate will be 20% for sales or exchanges on or after January 1, 2011. The 15% maximum individual tax rate for qualified dividends is scheduled to expire on December 31, 2010. In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount ($250,000 for married individuals filing jointly $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.) Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in an investor's "net investment income" subject to this Medicare tax.

     Members will be notified annually as to the U.S. Federal income tax status of distributions, and Members receiving distributions in the form of additional Units will receive a report as to the net asset value of those Units.

SALE OR EXCHANGE OF UNITS

     Upon the sale or other disposition of Units that a Member holds as a capital asset, the Member may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Member's adjusted tax basis in the Units sold. Such gain or loss will be long-term or short-term, depending upon the Member's holding period for the Units. Generally, a Member's gain or loss will be a long-term gain or loss if the Units have been held for more than one year. However, any loss realized by a Member on a disposition of Units held by the Member for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Member (or amounts credited as undistributed capital gains) with respect to such Units.

     Any loss realized on a sale or exchange will be disallowed to the extent that the Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Units. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

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
     Under Treasury Regulations, if a Member recognizes a loss with respect to Units of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member must attach to its tax return and also separately file with the Service a disclosure statement on Service Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Members should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

     Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Members. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

OTHER INVESTMENTS

     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

     As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Members.

PASSIVE FOREIGN INVESTMENT COMPANY

     If the Fund purchases shares in a passive foreign investment company (a "PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Members. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

SECTION 1256 CONTRACTS

     The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. Tax-exempt U.S. investors generally will not incur UBTI as a result of investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire Units. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

     FOREIGN TAXES

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to "pass through" to its Members the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

     CERTAIN WITHHOLDING TAXES

     Non-U.S. Portfolio Funds in which the Fund invests may be subject to withholding tax on certain income derived from U.S. or other sources. Generally, U.S. investors in the Fund will not be entitled to a credit with respect to such taxes paid by such a Portfolio Fund. Such withholding taxes may not be applicable if an investor invests directly in a fund that does not invest in non-U.S funds.

     Under recently enacted legislation, a U.S. withholding tax of 30% will apply to certain payments (including payments of gross proceeds) made after December 31, 2012 to certain non-U.S. Portfolio Funds, with respect to certain U.S. investments, unless such Portfolio Funds enter into an agreement with the Service identifying certain direct and indirect U.S. equityholders.

     BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Members who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate Members and certain other Members specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Member's U.S. Federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign Members (as defined below) that beneficially own Units generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status, and U.S. members must provide a properly completed IRS Form W-9.

     FOREIGN MEMBERS

     U.S. Federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

     If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, under proposed legislation, for taxable years beginning before January 1, 2011, certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a foreign Member would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign Member directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses. Both "interest-related dividends" and "short-term capital gains dividends" must be designated as such by a written notice mailed to Members no later than 60 days after the Fund's taxable year. Such a foreign Member would generally be exempt from U.S. Federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units.

     Also, in certain limited circumstances, distributions paid by the Fund to a foreign Member will, to the extent the Fund is a qualified investment entity under Section 897(h) of the Code and makes (a) distributions, if such distributions are attributable to a United States real property interest distribution from a real estate investment trust (REIT), or (b) under proposed legislation, makes distributions before January 1, 2011 that are attributable to the disposition of a United States real property interest, be treated as gain recognized from the sale or exchange of a U.S. real property interest and taxed as such to a foreign Member. Such investors should consult with their own advisers regarding these rules.

     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign Member, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate Members may also be subject to the branch profits tax imposed by the Code.

     In the case of a non-corporate foreign Member, the Fund may be required to withhold U.S. Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign Member certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

     The tax consequences to a foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

     Fund Members may be subject to state, local and foreign taxes on their Fund distributions.

     The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

                              ERISA CONSIDERATIONS

CIRCULAR 230 NOTICE - THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE:(1) ANY U.S.
FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     THE FOLLOWING SUMMARY OF CERTAIN ASPECTS OF ERISA IS BASED UPON ERISA, JUDICIAL DECISIONS, DEPARTMENT OF LABOR REGULATIONS AND RULINGS IN EXISTENCE ON THE DATE HEREOF. THIS SUMMARY IS GENERAL IN NATURE AND DOES NOT ADDRESS EVERY ERISA ISSUE THAT MAY BE APPLICABLE TO THE FUND, THE MASTER FUND, OR A PARTICULAR INVESTOR. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN COUNSEL IN ORDER TO UNDERSTAND THE ERISA ISSUES AFFECTING THE FUND, THE MASTER FUND, AND THE INVESTOR.

GENERAL

     Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an "ERISA Plan"), an individual retirement account or a Keogh plan subject solely to the provisions of the Code(1) (an "Individual Retirement Fund") should consider,


-------------------
1   Reference herinafter made to ERISA include parallel references to the Code.

among other things, the matters described below before determining whether to invest in the Fund, and thus the Master Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the risk and return factors of the potential investment (including the fact that the returns may be subject to federal tax as unrelated business taxable income), the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan's funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Units or to transfer their Units. Before investing the assets of an ERISA Plan in the Fund (and thus, the Master Fund), a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund (and thus, the Master Fund) may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

PLAN ASSETS DEFINED

     ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors ("Benefit Plan Investors") invest are treated as "plan assets" for purposes of ERISA. Under ERISA, the term Benefit Plan Investors is defined to include an "employee benefit plan" that is subject to the provisions of Title I of ERISA, a "plan" that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as "plan assets" by reason of investment therein by Benefit Plan Investors.

     Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, when an ERISA Plan acquires an "equity interest" in an entity that is neither: (a) a "publicly offered security;" nor (b) a security issued by an investment fund registered under the Company Act, then the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an "operating company"; or (ii) the equity participation in the entity by Benefit Plan Investors is limited.

     Because the Fund will register as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" of the ERISA. Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules. Thus, neither the Board of Managers nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. Similar rules apply with respect to the Master Fund.

REPRESENTATIONS BY PLANS

     An ERISA Plan proposing to invest in the Fund (and thus the Master Fund) will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan's investments are, aware of, and understand, both the Fund's and the Master Fund's investment objective, policies and strategies, and that the decision to invest plan assets in the Fund, and thus the Master Fund, was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     WHETHER OR NOT THE ASSETS OF THE FUND AND/OR THE MASTER FUND ARE TREATED AS PLAN ASSETS UNDER ERISA, AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND) BY

AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND).

ERISA PLANS AND INDIVIDUAL RETIREMENT FUNDS HAVING PRIOR RELATIONSHIPS WITH THE MEMBERS OF THE BOARD OF MANAGERS AND/OR ANY OF THEIR AFFILIATES.

     Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board of Managers and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund, and thus the Master Fund, is a transaction which is prohibited by ERISA or the Code.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Units.

                      ADDITIONAL INFORMATION AND SUMMARY OF
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER UNITS

     Persons who purchase Units in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any account balance or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.

POWER-OF-ATTORNEY

     By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

                               REPORTS TO MEMBERS

     The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

                        TERM, DISSOLUTION AND LIQUIDATION

     The Fund shall be dissolved:

     o upon the affirmative vote to dissolve the Fund by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

     o upon the failure of Members to elect successor Managers at a meeting called by the Manager when no Manager remains to continue the business of the Fund;

     o upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

     o    as required by operation of law.

     Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. In the event of the liquidation or dissolution of the Fund, Members shall be entitled to receive, when and as declared by the Managers, the excess of the assets of the Fund over its liabilities. Upon the liquidation or dissolution of the Fund, the Managers shall make provisions for the satisfaction of all of the Fund's outstanding obligations, taxes and other liabilities, accrued or contingent. The assets so distributable (which may, in the discretion of the Managers, include assets distributed in-kind valued at their date of distribution) shall be distributed among the Members or other holders of Units in proportion to the relative number of Units held by such persons.

                                   FISCAL YEAR

     For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Managers and the Audit Committee have selected Rothstein,
Kass & Company, P.C. as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund. The principal business address of Rothstein is located at 4 Becker Farm Road, Roseland, New Jersey 07068.

     Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel to the Fund. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters.

                                    INQUIRIES

     Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:

                             Larch Lane Advisors LLC
                             800 Westchester Avenue, S-618
                             Rye Brook, New York 10573
                             Attention: Old Mutual Absolute Return Fund, L.L.C.
                             Telephone: (888) 266-2200

                                    * * * * *

     ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

      to this Prospectus provides financial information regarding the Fund. The Fund's financial statements have been audited by Rothstein.

                                   APPENDIX A


                      ------------------------------------

                                   OLD MUTUAL
                          ABSOLUTE RETURN FUND, L.L.C.

                     (A DELAWARE LIMITED LIABILITY COMPANY)
                      ------------------------------------

                     AMENDED AND RESTATED LIMITED LIABILITY
                                COMPANY AGREEMENT

                          DATED AS OF OCTOBER 16, 2008
                      ------------------------------------

                           C/O LARCH LANE ADVISORS LLC
                          800 WESTCHESTER AVENUE, S-618
                            RYE BROOK, NEW YORK 10573

                                TABLE OF CONTENTS
                                                                           PAGE


ARTICLE I. DEFINITIONS......................................................A-4

ARTICLE II. ORGANIZATION; ADMISSION OF MEMBERS..............................A-8
         2.1.   Formation of Limited Liability Company......................A-8
         2.2.   Name........................................................A-8
         2.3.   Principal and Registered Office.............................A-8
         2.4.   Duration....................................................A-8
         2.5.   Business of the Company.....................................A-8
         2.6.   Board of Managers...........................................A-9
         2.7.   Members.....................................................A-9
         2.8.   Initial Member..............................................A-9
         2.9.   Both Managers and Members...................................A-9
         2.10.  Limited Liability..........................................A-10

ARTICLE III. MANAGEMENT....................................................A-10
         3.1.   Management and Control.....................................A-10
         3.2.   Actions by the Board of Managers...........................A-10
         3.3.   Officers...................................................A-11
         3.4.   Meetings of Members........................................A-11
         3.5.   Custody of Assets of the Company...........................A-12
         3.6.   Other Activities of Members and Managers...................A-12
         3.7.   Duty of Care...............................................A-12
         3.8.   Indemnification............................................A-13
         3.9.   Fees, Expenses and Reimbursement...........................A-14

ARTICLE IV. TERMINATION OF STATUS OR REMOVAL OF ADVISER AND MANAGERS; TRANSFERS
AND REPURCHASES............................................................A-15
         4.1.   Termination of Status of the Adviser.......................A-15
         4.2.   Termination of Status of a Manager.........................A-15
         4.3.   Removal of a Manager.......................................A-15
         4.4.   Transfer of Units..........................................A-15
         4.5.   Repurchase of Units........................................A-16

ARTICLE V. CAPITAL.........................................................A-17
         5.1.   [Removed and Reserved].....................................A-17
         5.2.   Rights of Members to Capital...............................A-17
         5.3.   [Removed and Reserved].....................................A-17
         5.4.   [Removed and Reserved].....................................A-17
         5.5.   [Removed and Reserved].....................................A-17
         5.6.   Reserves...................................................A-17
         5.7.   [Removed and Reserved].....................................A-18
         5.8.   [Removed and Reserved].....................................A-18
         5.9.   [Removed and Reserved].....................................A-18
         5.10.  [Removed and Reserved].....................................A-18
         5.11.  Withholding................................................A-18

ARTICLE VI. SUBCHAPTER M TRANSITION; UNITS.................................A-18
         6.1.   Subchapter M Transition....................................A-18
         6.2.   Units......................................................A-18

ARTICLE VII. DISSOLUTION AND LIQUIDATION...................................A-20
         7.1.   Dissolution................................................A-20
         7.2.   Liquidation of Assets......................................A-21

ARTICLE VIII. ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS.................A-21
         8.1.   Accounting and Reports.....................................A-21
         8.2.   [Removed and Reserved].....................................A-22
         8.3.   Valuation of Assets........................................A-22

ARTICLE IX. MISCELLANEOUS PROVISIONS.......................................A-22
         9.1.   Amendment of Limited Liability Company Agreement...........A-22
         9.2.   Special Power of Attorney..................................A-23
         9.3.   Notices....................................................A-24
         9.4.   Agreement Binding Upon Successors and Assigns..............A-24
         9.5.   Applicability of 1940 Act and Form N-2.....................A-24
         9.6.   Choice of Law; Arbitration.................................A-25
         9.7.   Not for Benefit of Creditors...............................A-25
         9.8.   Consents...................................................A-26
         9.9.   Merger and Consolidation...................................A-26
         9.10.  Pronouns...................................................A-26
         9.11.  Confidentiality............................................A-26
         9.12.  Severability...............................................A-27
         9.13.  Filing of Returns..........................................A-27
         9.14.  [Removed and Reserved].....................................A-27
         9.15.  [Removed and Reserved].....................................A-27
         9.16.  [Removed and Reserved].....................................A-27
         9.17.  [Removed and Reserved].....................................A-27

                     OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

     THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Old Mutual Absolute Return Fund, L.L.C. (the "Company") is amended and restated as of October 16, 2008, by and among Matthew J. Appelstein, Gerald Hellerman, Paul D. Malek and George W. Morriss and those persons hereinafter admitted as Members, to become effective upon the effective date of the Company's Subchapter M Transition (as defined herein).

                              W I T N E S S E T H :

     WHEREAS, the Company has been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation dated and filed with the Secretary of State of the State of Delaware on April 25, 2006 (the "Certificate");

     WHEREAS, the Company has operated since October 13, 2006 pursuant to an initial Limited Liability Company Agreement (the "Initial Agreement") dated as of such date by and among Gerald Hellerman, William J. Landes, Paul D. Malek and George W. Morriss as the Managers under that Initial Agreement, and those persons hereinafter admitted as Members.

     WHEREAS, in connection with the Subchapter M Transition contemplated by
Article VI hereof, the Managers of the Company have amended the Initial Agreement under the authority granted them pursuant to Section 8.1 thereof; and

     WHEREAS, this Agreement is being amended and restated to supersede and replace all provisions relating, directly or indirectly, to the Company's prior operation as a partnership for Federal tax purposes.

     NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                   ARTICLE I.

                                   DEFINITIONS
                             ----------------------

For purposes of this Agreement:

       ADMINISTRATOR                           The    person    who    provides
                                               administrative  services  to the
                                               Company     pursuant    to    an
                                               administration agreement.

       ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Management Agreement.

       ADVISERS ACT The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time
                                               to time, or any successor law.

       AFFILIATE                               An  affiliated  person,  as such
                                               term is defined by the 1940 Act,
                                               of a person.

       AGREEMENT                               This    Amended   and   Restated
                                               Limited     Liability    Company
                                               Agreement,  as amended from time
                                               to time.

       BOARD OF MANAGERS                       The     Board    of     Managers
                                               established pursuant to Section

       CERTIFICATE                             The  Certificate of Formation of
                                               the Company  and any  amendments
                                               thereto as filed with the office
                                               of the  Secretary  of  State  of
                                               Delaware.

       CLOSING DATE                            The first date on or as of which
                                               a   Member    other   than   the
                                               Organizational     Member     is
                                               admitted to the Company.

       CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

       COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

       DELAWARE ACT                            The Delaware  Limited  Liability
                                               Company  Act as in effect on the
                                               date hereof and as amended  from
                                               time to time,  or any  successor
                                               law.

       FISCAL PERIOD                           The  period  commencing  on  the
                                               Closing  Date,   and  thereafter
                                               each  period  commencing  on the
                                               day  immediately  following  the
                                               last day of the preceding Fiscal
                                               Period,  and ending at the close
                                               of  business  on  the  first  to
                                               occur of the following dates:

                                                (1) the  last  day of a  Fiscal
                                                    Year;

                                                (2) the last  day of a  taxable
                                                    year (if  the same  differs
                                                    from the Fiscal Year);

                                                (3) the day preceding any day as
                                                    of which the Company issues
                                                    Units  under  any  paragraph
                                                    of Section 6.2 hereof; or

                                                (4) any day on which the Company
                                                    repurchases the Units of  a
                                                    Member.

       FISCAL YEAR                             The period originally commencing
                                               on the  Closing  Date and ending
                                               on   March   31,    2007,    and
                                               thereafter      each      period
                                               commencing  on  April  1 of each
                                               year and  ending  on March 31 of
                                               each  succeeding year (or on the
                                               date  of  a  final  distribution
                                               pursuant to Section 7.2 hereof),
                                               unless  and  until  the Board of
                                               Managers   shall  elect  another
                                               fiscal year for the Company.

       FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

       INDEPENDENT MANAGERS                    Those   Managers   who  are  not
                                               "interested  persons,"  as  such
                                               term is defined by the 1940 Act,
                                               of the Company.

       INITIAL AGREEMENT                       The  predecessor to this Amended
                                               and Restated  Liability  Company
                                               Agreement, as initially executed
                                               on October 13, 2006.

       INITIAL MEMBER                          Old Mutual Capital, Inc.

       INVESTMENT FUNDS                        Unregistered   investment  funds
                                               and    registered     investment
                                               companies.

       INVESTMENT MANAGEMENT AGREEMENT         A  separate  written   agreement
                                               entered   into  by  the  Company
                                               pursuant  to which  the  Adviser
                                               provides  Management Services to
                                               the Company.

       MANAGEMENT SERVICES                     Such  investment   advisory  and
                                               other services as the Adviser is
                                               required   to   provide  to  the
                                               Company    pursuant    to    the
                                               Investment  Management Agreement
                                               as   contemplated   by   Section
                                               3.9(a) hereof.

       MANAGER An individual designated as a Manager of the Company pursuant to the provisions of Section 2.6 hereof and who serves on the
                                               Board   of   Managers   of   the
                                               Company.

       MASTER FUND                             The registered  Investment  Fund
                                               into which the  Company  invests
                                               substantially all of its assets.

       MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all Units held by such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to all Units held by such person pursuant to Section
                                               4.4 hereof;  such term  includes
                                               the  Adviser  to the  extent the
                                               Adviser purchases or holds Units
                                               and shall have been  admitted to
                                               the Company as a member.

       NET ASSETS                              The total value of all assets of
                                               the  Company,   less  an  amount
                                               equal  to  all  accrued   debts,
                                               liabilities  and  obligations of
                                               the Company,  calculated  before
                                               giving effect to any repurchases
                                               of  Units to be  effected  as of
                                               the   date    such    value   is
                                               determined.

       1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time
                                               to time, or any successor law.

       OFFICER An individual designated as an officer of the Company pursuant to the provisions of Section 3.3 hereof and who serves as an officer of the Company.

       ORGANIZATIONAL MEMBER                   David J. Bullock

       PORTFOLIO FUNDS                         The  private  investment  funds,
                                               joint    ventures,    investment
                                               companies   and  other   similar
                                               investment  vehicles  into which
                                               the    Master    Fund    invests
                                               substantially all of its assets.

       PORTFOLIO MANAGERS                      A  select   group  of  portfolio
                                               managers    who    manage    the
                                               Portfolio  Funds  from  time  to
                                               time.

       SECURITIES                              Securities  (including,  without
                                               limitation,    equities,    debt
                                               obligations,  options, and other
                                               "securities"  as  that  term  is
                                               defined in Section  2(a)(36)  of
                                               the 1940 Act) and any  contracts
                                               for  forward or future  delivery
                                               of any security, debt obligation
                                               or currency,  or commodity,  all
                                               types of derivative  instruments
                                               and  financial  instruments  and
                                               any contracts based on any index
                                               or  group  of  securities,  debt
                                               obligations  or  currencies,  or
                                               commodities,   and  any  options
                                               thereon,  as well as investments
                                               in     registered     investment
                                               companies and private investment
                                               funds.

       SUBCHAPTER M TRANSITION                 That  close  of  the   Company's
                                               books  as  a   partnership   for
                                               Federal tax purposes to occur on
                                               (or  on  the  day   before)  the
                                               effective  date of the Company's
                                               election  to  be  treated  as  a
                                               corporation   for   Federal  tax
                                               purposes.


       TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of any one or more Units, including any right to receive any allocations and distributions attributable to any one or more Units.

       UNITS Units refer to the transferable units of interest into which the Company's limited liability
                                               company   interests   shall   be
                                               divided  from  time to time  and
                                               include  fractions  of  Units as
                                               well  as  whole   Units.   Units
                                               include  those Units issued as a
                                               result of the  redenomination of
                                               the    "Interests"    previously
                                               issued by the Company  under the
                                               Initial     Agreement,      such
                                               redenomination   to  have   been
                                               effected in connection  with the
                                               Subchapter     M     Transition.



VALUATION  DATE                                The date as of which the Company
                                               is  directed  by  the  Board  of
                                               Managers to determine  the value
                                               of its Net  Assets,  which shall
                                               include,  but not be  limited to
                                               any date as of which the Company
                                               values  Units  for  purposes  of
                                               determining  the  price at which
                                               the Units are to be purchased by
                                               the  Company  in an  offer  made
                                               pursuant to Section 4.5 hereof.

                            ------------------------

                                  ARTICLE II.

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

2.1.     FORMATION OF LIMITED LIABILITY COMPANY.

         The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

2.2.     NAME.

         The name of the Company shall be "Old Mutual Absolute Return Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3.     PRINCIPAL AND REGISTERED OFFICE.

         The Company shall have its principal office at c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573, or at such other place designated from time to time by the Board of Managers.

         The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

2.4.     DURATION.

         The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 7.1 hereof.

2.5.     BUSINESS OF THE COMPANY.

         (a) The business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. Notwithstanding any provision of this Agreement to the contrary, the Company, and each Manager on behalf of the Company, may execute, deliver and perform all contracts, agreements, purchase orders and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

         (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6.     BOARD OF MANAGERS.

         (a) By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

         (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

         (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section
7.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 7.2 hereof.

2.7.     MEMBERS.

         The Board of Managers may admit one or more Members generally at the beginning of each month; PROVIDED, HOWEVER, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's investor certification pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its absolute discretion reject any purchase of Units. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and purchase of Units of such additional Member.

2.8.     INITIAL MEMBER.

         The Initial Member may withdraw from the Company as the Initial Member and shall be entitled to the return of the value of its Units, if any, without interest or deduction.

2.9.     BOTH MANAGERS AND MEMBERS.

         A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10.    LIMITED LIABILITY.

         (a) Except as provided under applicable law, for any period after completion of the Subchapter M Transition, liability for the Company's debts, obligations and liabilities on the part of a Member shall be limited as specified in Section 6.2(b) hereof.

         (b) Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                  ARTICLE III.

                                   MANAGEMENT
                           --------------------------

3.1.     MANAGEMENT AND CONTROL.

         (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of "Managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.

         (b) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

         (c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

3.2.     ACTIONS BY THE BOARD OF MANAGERS.

         (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

         (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. If applicable provisions of the 1940 Act so require, only an Independent Manager shall serve as the Principal Manager. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each

Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

3.3.     OFFICERS.

         (a) The executive Officers of the Company may include a President, a Treasurer, a Secretary, a Chief Financial Officer and a Chief Compliance Officer. If the Board of Managers has designated a Principal Manager pursuant to
Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Company. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Company an instrument required by law to be executed, acknowledged and verified by more than one Officer.

         (b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

         (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

         (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

3.4.     MEETINGS OF MEMBERS.

         (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

         (b) Each Member shall be entitled to cast at any meeting of Members that number of votes attaching to the Member's Units in accordance with Section 6.2(b)(7) hereof as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

         (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.5.     CUSTODY OF ASSETS OF THE COMPANY.

         The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

3.6.     OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

         (a) The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

         (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners or general partners of any partnership, members or managing members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.7.     DUTY OF CARE.

         (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

         (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member purchased Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

3.8.     INDEMNIFICATION.

         (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

         (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the
Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.8(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

         (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

         (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

         (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

         (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

3.9.     FEES, EXPENSES AND REIMBURSEMENT.

         (a) So long as the Adviser provides Management Services to the Company, it is entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Management Agreement.

         (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

         (c) The Company shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Management Agreement or another agreement with the Company. Unless otherwise required by an agreement between the Company and the Adviser, the Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company. Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company;
(iv) entity-level taxes; (v) audit and tax preparation expenses; (vi) administrative expenses and fees; custody and escrow fees and expenses; (vii) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (viii) fees and travel-related expenses of Managers who are not employees of the Adviser or any Affiliate of the Adviser; (ix) organizational and offering expenses; (x) all costs and expenses associated with background checks on Managers; (xi) all costs and expenses associated with retaining independent third parties to provide risk management services to the Company; (xii) any investment management fees and marketing and Member servicing fees; (xiii) any extraordinary expenses; (xiv) all taxes to which the Company may be subject, directly or indirectly and whether in the United States, any State thereof or any other U.S. or non-U.S. jurisdiction; and (xv) such other expenses as may be approved from time to time by the Board of Managers.

         (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                  ARTICLE IV.

           TERMINATION OF STATUS OR REMOVAL OF ADVISER AND MANAGERS;
                           TRANSFERS AND REPURCHASES
                        ---------------------------------

4.1.     TERMINATION OF STATUS OF THE ADVISER.

         The status of the Adviser shall terminate if the Investment Management Agreement with the Adviser terminates and the Company does not enter into a new Investment Management Agreement with the Adviser, effective as of the date of such termination.

4.2.     TERMINATION OF STATUS OF A MANAGER.

         The status of a Manager  shall  terminate if the Manager (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers, or such lesser notice period agreeable to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors;
(vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

4.3.     REMOVAL OF A MANAGER.

         Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4.     TRANSFER OF UNITS.

         (a) Units may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers (or its delegate) which may be withheld in its (or its delegate's) sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

         (b) The Board of Managers may not consent to a Transfer of all or any Units held by a Member unless: (i) the transferee benefiting from such Transfer is a person whom the Company believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; and (ii) all Units held by a Member are Transferred to a single transferee or, after the Transfer of a portion of Units held by a Member, the value of the Units held by each of the transferee and transferor is not less than $50,000 (or $25,000 in the case of Members who are employees of the Adviser or distributor of the Company and their affiliates, and members of their immediate families, and in the sole discretion of the Adviser, as applicable,

Managers, attorneys and other people engaged on behalf of the Company and members of their immediate families), or such lesser amount as may be established by the Board of Managers. Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the rights of repurchase and of dividends or other distributions attaching to such Units and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that such transferee is admitted to the Company as a Member. Each Member effecting a Transfer and each transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

         (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

4.5.     REPURCHASE OF UNITS.

         (a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to require the Company to repurchase those Units. The Board of Managers, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Units pursuant to written tenders. In determining whether to cause the Company to make such repurchases, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

         The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders and on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Units as may be acquired from Members), as applicable.

         (b) The Adviser or its Affiliate may tender its Units that it holds as a Member, if any, under Section 4.5(a) hereof.

         (c) The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring the same from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                  (1)      such  Units have been  transferred  in  violation  of
                           Section 4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

                  (2) ownership of such Units by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; or

                  (3) any of the representations and warranties made by a Member in connection with the acquisition of Units was not true when made or has ceased to be true.

         (d) Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to effect such a repurchase, promptly after the expiration date of the relevant repurchase offer in accordance with the terms of such offer. Payment of the purchase price for Units shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company or the Master Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company or the Master Fund has received at least 90% of the aggregate amount withdrawn by the Company or the Master Fund from such Investment Funds.

         (e) A Member may at any time submit to the Company a written request that the Company repurchase all Units held by such Member, as contemplated by
Section 7.1(3) hereof. Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request. The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

         (f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Company may impose a fee or charge in connection with repurchases of Units, including a fee or charge applicable to repurchases of Units effected prior to the expiration of a specified period subsequent to a Member's admission to the Company.

                         ------------------------------

                                   ARTICLE V.

                                     CAPITAL
                      ------------------------------------

5.1.     [REMOVED AND RESERVED]

5.2.     RIGHTS OF MEMBERS TO CAPITAL.

         No Member shall be entitled to interest on any Unit purchase, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof or (ii) upon the liquidation of the Company's assets pursuant to Section 7.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

5.3.     [REMOVED AND RESERVED]

5.4.     [REMOVED AND RESERVED]

5.5.     [REMOVED AND RESERVED]

5.6.     RESERVES.

         (a) All provisions under Section 5.6 of the Initial Agreement (also under the heading "Reserves") shall be understood as terminated as of the date of the Subchapter M Transition, with no further rights on the part of any Member to specific credits with respect to reductions in previously established reserves for Company liabilities and no further rights on the part of the

Company to collections from Members with respect to increases in previously established reserves for Company liabilities.

         (b) Also as of the date of the Subchapter M Transition, all matters relating to Company reserves of the nature contemplated by the preceding clause shall be governed solely by Section 6.2(b)(2) hereof.

5.7.     [REMOVED AND RESERVED]

5.8.     [REMOVED AND RESERVED]

5.9.     [REMOVED AND RESERVED]

5.10.    [REMOVED AND RESERVED]

5.11.    WITHHOLDING.

         (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

         (b) For purposes of this Agreement, any taxes so withheld or paid over by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

         (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------

                                  ARTICLE VI.

                         SUBCHAPTER M TRANSITION; UNITS
                         -------------------------------

6.1.     SUBCHAPTER M TRANSITION.

         As of the effective date of this Agreement, each "Interest" in the Company under the Initial Agreement shall be redenominated as Units and, in connection therewith and in consideration of such Interest, the holder of each such Interest shall be issued Units (which may include fractional Units) equal in number to the net asset value of the particular Interest (computed as of that date, though such computation may be effected at a later date) divided by 100.

         6.2. UNITS.

         (a) (1) The number of the Company's authorized Units and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and
Section 6.2(b)(7) hereof, the Managers may issue Units for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Unit dividend or split-up), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members. All Units when so issued on the terms determined by the Managers shall be fully paid and non-assessable. The Managers may hold any Units reacquired by the Company as treasury Units, reissue such Units for such consideration and on such terms as they may determine, or cancel such Units, at their discretion from time to time.

                  (2) In accordance with Section 2.9 hereof, any Manager, officer or other agent of the Company (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, and dispose of Units of the Company to the same extent as if such person were not a Manager, officer or other agent of the Company; and the Company may issue and sell or cause to be issued and sold and may purchase Units from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally.

                  (3) Units shall not be represented by certificates, but only by notation on the Unit records of the Company, as kept by the Company or by any transfer or similar agent, as the case may be. The Unit records of the Company, whether maintained by the Company or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Units and as to the number of Units held from time to time by each such person.

         (b) (1) All consideration received by the Company for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Company generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Company. The treatment of these items under this Section 6.2(b)(1) shall replace and be in lieu of the treatment of the same under the relevant provisions of
Article V of the Initial Agreement, replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

                  (2) The liabilities, expenses, costs, charges and reserves attributable to the Company shall be charged and allocated to the assets belonging to the Company generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Company. The treatment of these items under this Section 6.2(b)(2) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, such replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

                  (3) Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Managers may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Managers may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Company. All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Managers may determine that no dividend or distribution shall be payable on Units as to which the Member's purchase order and/or payment have not been received by the time or times established by the Managers under such program or procedure. Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Managers or pursuant to any program that the Managers may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that person. Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 8.3 hereof. Notwithstanding anything in this Agreement to the contrary, the Managers may at any time declare and distribute a dividend of stock or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions.

                  (4) Notwithstanding any provision to the contrary contained in this Agreement, the Managers shall not be required to make a distribution to the Members on account of their interest in the Company if such distribution would violate Section 18-607 of the Delaware Act or any other applicable law.

                  (5) In the event of the liquidation or dissolution of the Company, the Members or other holders of Units shall be entitled to receive, when and as declared by the Managers, the excess of the assets of the Company over its liabilities. Upon the liquidation or dissolution of the Company, the Managers shall make provisions for the satisfaction of all of the Company's outstanding obligations, taxes and other liabilities, accrued or contingent. The assets so distributable (which may, in the discretion of the Managers, include assets distributed in-kind valued at their date of distribution in accordance with Section 8.3 hereof) shall be distributed among the Members or other holders of Units in proportion to the relative number of Units held by such persons.

                  (6)  Units  shall  be  transferable  only in  accordance  with
Section 4.4 hereof.

                  (7) Except as provided herein, each Unit shall represent an equal proportionate interest in the assets of the Company (subject to the liabilities of the Company), and each Unit shall be equal with respect to net asset value per Unit as against each other Unit. The rights attaching to all Units shall be identical as to right of repurchase by the Company (except that fees associated with such transactions may be varied according to reasonable criteria established by the Managers in accord with Section 4.5(f) hereof), dividends and other distributions (whether or not on liquidation), and voting rights (the vote attaching to each Unit or fraction thereof being equal to the dollar value of the same as of the record date for any such vote, if such record date is a Valuation Date, or if such record date is not a Valuation Date, the Valuation Date most recently preceding such record date). The Managers may from time to time divide or combine the Units into a greater or lesser number of Units provided that such division or combination does not change the proportionate beneficial interest in the assets of the Company of any Member or other holder of Units or in any way affect the rights of Units.

                  (8) The Managers, subject to Section 2.7 hereof, may accept investments in the Company by way of Unit purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Company is authorized to invest, hold or own, valued as provided in Section 8.3 hereof. The Managers may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms.

                  (9) Units may be issued as fractions thereof. Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Company. Fractions of Units shall be calculated to three decimal points.

                          ----------------------------

                                  ARTICLE VII.

                           DISSOLUTION AND LIQUIDATION
                           ---------------------------

7.1.     DISSOLUTION.

         The Company shall be dissolved:

                  (1)      upon the affirmative vote to dissolve the Company by:
                           (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                  (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6 hereof when no Manager remains to continue the business of the Company;

                  (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender all of its Units for repurchase by the Company if such Units have not been repurchased by the Company; or

                  (4)      as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

                  7.2.     LIQUIDATION OF ASSETS.

         (a) Upon the dissolution of the Company as provided in Section 7.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company.

         (b) The proceeds from liquidation shall be distributed as contemplated by Section 6.2(b)(5) hereof.

                          -----------------------------

                                 ARTICLE VIII.

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
                          -----------------------------

         8.1. ACCOUNTING AND REPORTS.

         (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

         (b) As soon as practicable after the end of each taxable year (and/or each calendar year), the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

         (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 8.1 is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The

Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

8.2.     [REMOVED AND RESERVED]

8.3.     VALUATION OF ASSETS.

         (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period (and on any such additional day or days as the Managers in their discretion may determine) in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

         (b) The Company will value interests in the Portfolio Funds at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

         (c) Notwithstanding the previous sub-paragraph, in a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Company's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (I.E., as much as eleven months or longer) before the current monthly computation of the Company's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Company may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month.

         (d) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 8.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

                          -----------------------------

9.1.     AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

         (a) Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

         (b) Any amendment that would:

                  (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                  (2) reduce the rights attaching to the Units held by any person as against the rights attaching to the Units held by any other person, except to the extent specifically contemplated by Section 6.2(b)(7) hereof; or

                  (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all such person's Units repurchased by the Company.

         (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 9.1 shall specifically include the power to:

                  (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                  (2) amend this Agreement (other than with respect to the matters set forth in Section 9.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                  (3) amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or advisable to ensure that the Company maintains its then-current federal tax treatment.

         (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 9.1 hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

                  9.2.     SPECIAL POWER OF ATTORNEY.

         (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 7.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                  (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

                  (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                  (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

         (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

         (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                           (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                           (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

9.3.     NOTICES.

         Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

9.4.     AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

9.5.     APPLICABILITY OF 1940 ACT AND FORM N-2.

         The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

9.6.     CHOICE OF LAW; ARBITRATION.

         (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such state.

         (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

                  (1)      arbitration is final and binding on the parties;

                  (2) they are waiving their right to seek remedies in court, including the right to a jury trial;

                  (3) pre-arbitration discovery is generally more limited and different from court proceedings;

                  (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

                  (5) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

         (c) All  controversies  that may arise  among  Members  and one or more
Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the Financial Industry Regulatory Authority ("FINRA," formerly, the National Association of Securities Dealers, Inc.), as the Member or entity instituting the arbitration may elect. If the NYSE or FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

         (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

9.7.     NOT FOR BENEFIT OF CREDITORS.

         The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

9.8.     CONSENTS.

         Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

9.9.     MERGER AND CONSOLIDATION.

         (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

         (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

9.10.    PRONOUNS.

         All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

9.11.    CONFIDENTIALITY.

         (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

         (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

         (c) Each Member recognizes that in the event that this Section 9.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

         (d) Notwithstanding anything in this Section 9.11 to the contrary, the Member (and each employee, representative or other agent of such Member), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

9.12.    SEVERABILITY.

         If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

9.13.    FILING OF RETURNS.

         The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Company.

9.14.    [REMOVED AND RESERVED]

9.15.    [REMOVED AND RESERVED]

9.16.    [REMOVED AND RESERVED]

9.17.    [REMOVED AND RESERVED]

         EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 9.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 9.11.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                         MANAGERS:


                                         /s/ Matthew J. Appelstein
                                         ---------------------------------
                                         Matthew J. Appelstein


                                         /s/ Gerald Hellerman
                                         ---------------------------------
                                         Gerald Hellerman


                                         /s/ Paul D. Malek
                                         ---------------------------------
                                         Paul D. Malek


                                         /s/ George W. Morriss
                                         ---------------------------------
                                         George W. Morriss

                                         MEMBERS:

                                         Each person who shall sign an investor
                                         application or  certification and  who
                                         shall  be accepted  by  the  Board  of
                                         Managers to the Company as a Member.

                                   APPENDIX B




Old Mutual Absolute Return Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

                     Old Mutual Absolute Return Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ......................1
Statement of Assets and Liabilities ..........................................2
Statement of Operations.......................................................3
Statements of Changes in Members' Capital ....................................4
Statement of Cash Flows ......................................................5
Financial Highlights .........................................................6
Notes to Financial Statements.................................................7
Board of Managers and Officers of the Fund (unaudited) ......................16

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.



















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                                 Rothstein, Kass & Company, P.C.
                                                              4 Becker Farm Road
                                                      Roseland, New Jersey 07068
                                                                    973.994.6666
                                                                    973.994.0337
                                                                    www.rkco.com
(Rothstein Kass logo)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Managers and Members of Old Mutual Absolute Return Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities of Old Mutual Absolute Return Fund, L.L.C. (the "Fund) as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in the notes to the financial statements, substantially all of the assets of the Fund are invested through a master-feeder structure in Old Mutual Absolute Return Master Fund, L.L.C. The financial statements of Old Mutual Absolute Return Master Fund, L.L.C. are included with the report of the Fund and should be read with the financial statements of the Fund.


Rothstein, Kass & Company, P.C.
Roseland, New Jersey
May 27,2010

                     Old Mutual Absolute Return Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2010


ASSETS
Investment in Old Mutual Absolute
      Return Master Fund, L.L.C.                                  $ 19,602,206
Cash                                                                    65,368
Receivable from Old Mutual Absolute
      Return Master Fund, L.L.C.                                       310,000
Receivable due from Adviser                                             34,492
Prepaid fees                                                             2,133
                                                             ------------------
      TOTAL ASSETS                                                  20,014,199
                                                             ------------------

LIABILITIES
Redemption payable                                                     328,199
Management fees payable                                                 40,712
Professional fees payable                                               38,090
Administration fees payable                                             37,455
Member Services fees payable                                            29,344
Board of Managers' fees payable                                          1,875
Other accrued expenses                                                     939
                                                             ------------------
      TOTAL LIABILITIES                                                476,614
                                                             ------------------

      NET ASSETS                                                  $ 19,537,585
                                                             ==================

MEMBERS' CAPITAL
Net capital                                                       $ 18,209,518
Accumulated net investment loss                                     (1,328,850)
Accumulated net realized gain
      allocated from Master Fund                                     1,272,545
Net unrealized appreciation/depreciation on
   investments allocated from Master Fund                            1,384,372
                                                             ------------------
      TOTAL MEMBERS' CAPITAL                                      $ 19,537,585
                                                             ==================

      NET ASSET VALUE PER UNIT
           (BASED ON 189,350 UNITS ISSUED AND OUTSTANDING)            $ 103.18
                                                             ==================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Old Mutual Absolute Return Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2010


INVESTMENT INCOME ALLOCATED FROM OLD MUTUAL
    ABSOLUTE RETURN MASTER FUND, L.L.C.:
        Interest                                                     $    3,505
                                                                    ------------

EXPENSES ALLOCATED FROM OLD MUTUAL
    ABSOLUTE RETURN MASTER FUND, L.L.C.:
          Professional fees                                             189,564
          Due diligence fees                                             32,928
          Board of Managers' fees                                         6,903
          Administration fee                                              4,602
          Printing fees                                                   3,396
          Custody fee                                                     1,404
          Insurance fees                                                  1,218
          Filing fees                                                       305
          Registration fees                                                 135
          Other expenses                                                  5,710
                                                                    ------------
                Total Expenses allocated from Old Mutual
                    Absolute Return Master Fund, L.L.C.                 246,165
                                                                    ------------

FUND EXPENSES:
          Management fee                                                216,942
          Member Services fee                                           156,371
          Administration fee                                            149,848
          Professional fees                                              91,062
          Insurance fees                                                 22,726
          Registration fees                                              20,594
          Filing fees                                                     8,622
          Printing fees                                                   7,716
          Board of Managers' fees                                         7,500
          Custody fee                                                     1,500
          Other expenses                                                  1,942
                                                                    ------------
                Total Fund Expenses                                     684,823

          Total expenses before reimbursement                           930,988
                                                                    ------------

          Fund expenses reimbursed                                     (420,101)
                                                                    ------------

                Total Net Expenses                                      510,887
                                                                    ------------

NET INVESTMENT LOSS                                                    (507,382)
                                                                    ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS ALLOCATED FROM OLD MUTUAL
   ABSOLUTE RETURN MASTER FUND, L.L.C.:
Net realized loss on investments                                       (273,188)
Net change in unrealized appreciation/
       depreciation on investments                                    1,431,123
                                                                    ------------

NET GAIN ON INVESTMENTS
                                                                      1,157,935
                                                                    ------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED
       FROM INVESTMENT ACTIVITIES                                   $   650,553
                                                                    ============




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                               Old Mutual Absolute Return Fund, L.L.C.
                              Statements of Changes in Members' Capital

                                                                For the year            For the year
                                                                    ended                  ended
                                                               March 31, 2010          March 31, 2009
                                                             -------------------    ------------------

FROM INVESTMENT ACTIVITIES:
     Net investment loss*                                        $     (507,382)       $     (422,599)
     Net realized gain (loss) on investments                           (273,188)            1,048,992
     Net change in unrealized appreciation/
        depreciation on investments                                   1,431,123            (1,207,284)
                                                             -------------------    ------------------

           Net increase (decrease) in Members' Capital
              derived from investment activities                        650,553              (580,891)
                                                             -------------------    ------------------

DIVIDENDS AND DISTRIBUTIONS TO MEMBERS:                                (216,832)                    -
                                                             -------------------    ------------------

MEMBERS' CAPITAL TRANSACTIONS:
     Proceeds from sales of Units                                     4,452,806             5,777,416
     Dividend reinvestment                                              216,832                     -
     Redemptions of Units                                            (1,137,259)           (1,854,139)
                                                             -------------------    ------------------
           Total Members' Capital Transactions                        3,532,379             3,923,277
                                                             -------------------    ------------------

NET INCREASE IN MEMBERS' CAPITAL:                                     3,966,100             3,342,386
Members' Capital at Beginning of year                                15,571,485            12,229,099
                                                             -------------------    ------------------
Members' Capital at End of year                                  $   19,537,585        $   15,571,485
                                                             ===================    ==================


ACCUMULATED NET INVESTMENT LOSS                                 $    (1,328,850)       $     (821,468)
                                                             ====================   ==================


*   Investment income less net expenses.

                    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                               Old Mutual Absolute Return Fund, L.L.C.
                                      Statement of Cash Flows
                                  For the year ended March 31, 2010


CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities                   $ 650,553
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
          Purchases of investment in Old Mutual
               Absolute Return Master Fund, L.L.C., at fair value                    (5,375,397)
          Proceeds from sales of investment in Old Mutual
               Absolute Return Master Fund, L.L.C.                                    1,399,000
          Net realized gain on investments allocated
               from Master Fund                                                         273,188
          Net change in unrealized appreciation/depreciation
               on investments allocated from Master Fund                             (1,431,123)
          Net investment income allocated from Master Fund                              242,660
      Changes in operating assets and liabilities:
          Increase in receivable from Old Mutual
               Absolute Return Master Fund, L.L.C.                                     (310,000)
          Decrease in receivable for investments sold                                 1,458,727
          Decrease in receivable due from Adviser                                     1,140,568
          Increase in receivable for Prepaid insurance fees                              (1,745)
          Decrease in management fee payable                                            (29,546)
          Decrease in payable to Adviser                                                (10,715)
          Decrease in administration fee payable                                         (2,987)
          Decrease in professional fees payable                                         (16,910)
          Decrease in payable due to Master Fund                                       (110,023)
          Increase in Member Services fee payable                                         3,534
          Increase in other accrued expenses                                                565
                                                                                ----------------
Net cash used in operating activities                                                (2,119,651)
                                                                                ----------------

DISTRIBUTIONS                                                                          (216,832)
                                                                                ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                                          4,452,806
Dividend reinvestment                                                                   216,832
Redemption of Units, net of change in redemption payable                             (2,267,787)
                                                                                ----------------
Net cash provided by financing activities                                             2,401,851
                                                                                ----------------

NET CHANGE IN CASH                                                                       65,368
Cash, beginning of year                                                                       -
                                                                                ----------------
CASH, END OF YEAR                                                                      $ 65,368
                                                                                ================

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemption payable                                                                    $ 328,199
                                                                                ================


             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                                              Old Mutual Absolute Return Fund, L.L.C.
                                                         Financial Highlights





                                              For the year        For the year            For the year          November 1, 2006*
                                                 ended               ended                   ended                       to
                                             March 31, 2010      March 31, 2009          March 31, 2008          March 31, 2007
                                             ---------------------------------------------------------------------------------------

PER UNIT OPERATING PERFORMANCE
Net asset value, beginning
    of year / Issuance price                 $     100.89       $     100.00 (6)

Income (loss) from investment operations:
    Net investment loss                             (2.68)             (0.74)(6)              N/A                     N/A
    Net gain on investments                          6.17               1.63 (6)
                                             -------------       ------------
Total from investment operations                     3.49               0.89 (6)


Distributions
                                                    (1.20)                -
                                             -------------       ------------

Net asset value, end of year                 $     103.18        $    100.89 (6)
                                             =============       ============


Total Return                                    3.48 %              (3.65) % (7)             8.31 %                 3.85 % (1)

Net assets, end of period (in 000's)         $     19,538        $    15,571                  $   12,229                $   10,171


Ratio to average members' capital:
    Expenses, before waivers and
      reimbursements (2)                         5.37 %               4.88 %                  8.92 %                 8.95 % (3)
    Expenses, net of waivers and
      reimbursements (2)                         2.95 %               2.95 %                  2.95 %                 2.95 % (3)
    Net investment loss, before waivers
      and reimbursements                        (5.35) %             (4.59) %                (8.62) %               (8.56) % (3)
    Net investment loss, net of waivers
      and reimbursements                        (2.93) %             (2.67) %                (2.65) %               (2.56) % (3)

Portfolio turnover rate (5)                     35.03 %              52.98 %                 25.01 %                 2.52 % (4)



 *   Commencement of operations.
(1)  Total return is for the period indicated and has not been annualized.
(2) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.
(3)  Annualized.
(4)  Not annualized.
(5) Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.
(6) For the period January 1, 2009 through March 31, 2009. See Note 6 to the financial statements for additional information.
(7) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 to the financial statements for additional information.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                     Old Mutual Absolute Return Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Absolute Return Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange
Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006.

Investors who purchase units of limited liability company interests in the Fund ("Units") and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Investment in Old Mutual Absolute Return Master Fund, L.L.C.

ASC 820 (formerly known as FAS No. 157 "Fair Value Measurements") disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The audited financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2010, was 91.67%.

D. Income Taxes

The Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. The Fund's tax reporting to Members are made on IRS Form 1099.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

E. Distribution Policy

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions. Distributions to Members are recorded on the ex-dividend date.

F. Cash

The Fund maintains a bank account in Pennsylvania. At times, the Fund's cash balances exceed the insured amount under the Federal Deposit Insurance Corporation ("FDIC"). The FDIC temporarily increased its limit to $250,000 until December 31, 2013. The Fund has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

G.  Income and Expense Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses.

3. RELATED PARTY TRANSACTIONS AND OTHER

A.  Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective January 1, 2010, OMUSH

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

transferred its ownership interest in the Fund to Millpencil Limited, a subsidiary of Old Mutual plc. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after the end of the month, at an annualized rate of 1.25% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Units during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by broker-dealers ("Selected Dealers") of investor services ("Member Services") to Members that are customers of Selected Dealers. Member Services refer principally to handling Member inquiries regarding the Fund or their investments in the Fund.

The Distributor is entitled to charge a sales load to each investor on the purchase price of its Units of up to 2%. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund. The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund.

The sales load may be adjusted or waived at the sole discretion of the applicable selected dealer in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selected Dealers and certain of their affiliates. The amount of sales load charged by the distributor for the year ended March 31, 2010, was $56,424.

In addition, as compensation for the sale and marketing of Units, as well as providing Member Services, the Fund pays the Distributor a monthly fee at an annual rate of 0.90% of the net assets of the Fund (the "Marketing and Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of such month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement dated October 13, 2006. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B.  Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The Fund is subject to a minimum fee of $160,000. This fee is allocated among the Fund and Old Mutual Absolute Return Institutional Fund, L.L.C. on a pro rata basis among the funds based on the net assets of each fund.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement dated October 13, 2006 (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund), to the extent that they exceed 2.95% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. As of March 31, 2010, the amount of the carryforward is $1,387,115 which includes $661,505, $305,509 and $420,101 from the fiscal years ended March 31, 2008, March 31, 2009 and March 31, 2010, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement.

The accompanying Statement of Assets and Liabilities includes a receivable from Adviser of $34,492.

5.  BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

6.  CAPITAL ACCOUNTS AND ALLOCATIONS

Prior to January 1, 2009, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

On October 16, 2008, the Fund's Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 167,701 units of limited liability company interests in the Fund ("Units") were issued at an initial price of $100 per Unit.

Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

7. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

7. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS (CONCLUDED)

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members:
(i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests/Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. The Unit transactions for the years ended March 31, 2010 and March 31, 2009, are as follow:




   FOR THE YEAR ENDED MARCH 31, 2010                          FOR THE YEAR ENDED MARCH 31, 2009
----------------------------------------------------     -----------------------------------------------------
Units outstanding at April 1, 2009           154,343     Units outstanding at April 1, 2008                 -
Units issued during the year                  62,571     Units issued during the year                  168,686
Dividend reinvestment                          2,120     Dividend reinvestment                               -
Units redeemed during the year               (29,684)    Units redeemed during the year                (14,343)

Units outstanding at March 31, 2010          189,350     Units outstanding at March 31, 2009           154,343
                                            =========                                                 ==========



8.  TAX MATTERS AND DISTRIBUTIONS

On December 28, 2009, a distribution of $1.20 per unit was declared. The dividend was paid on December 30, 2009 to Members of record on December 29, 2009. All distributions to Members were reinvested in the Fund. The distribution paid during the year ended March 31, 2010, has been determined to be a return of capital.

The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2009:

       Ordinary                  L/T                Unrealized
         loss                 gain(loss)           Appreciation
------------------------ --------------------- ---------------------
          $ -                     $ -                   $ -


The estimated income tax basis of the Fund's investment in the Master Fund as of December 31, 2009 was as follows:

                          Cost of               Unrealized
                        Investment            Appreciation
                     -------------------------------------------
                       $  18,436,000          $ 279,000

                     Old Mutual Absolute Return Fund, L.L.C.
                    Notes to Financial Statements (continued)

8. TAX MATTERS AND DISTRIBUTIONS (CONCLUDED)

As of December 31, 2009, estimated net capital loss carryforwards, which are available to offset future net capital gains were as follows:

                                               Capital loss
                  Expiration year             Carryforwards
               ----------------------------------------------
                      2018                       $ 178,000


The difference between book basis and tax basis unrealized appreciation is attributable primarily to various tax adjustments recorded at the portfolio fund level and passed through to the Fund from the Master Fund.

The reclassification as shown in the following table has been made in the Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences as of December 31, 2009. Additional adjustments may be required in subsequent reporting periods. This reclassification which has no impact on the net asset value of the Fund is primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under federal tax rules versus GAAP.

                        Increase in
                       accumulated net          Decrease in
                        investment loss          Net capital
                  ----------------------------------------------
                          $ 216,832             $ (216,832)


9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. SUBSEQUENT EVENTS

From April 1, 2010 through May 27, 2010 the Fund accepted additional subscriptions of $1,217,300. In addition, as of May 27, 2010, the Fund has received tender offers that are anticipated to be effective on June 30, 2010. The member interests for these requests were approximately 2.3% of the members' capital of the Fund, or approximately $450,000, as of March 31, 2010. The ultimate amounts redeemed for these requests may vary based upon the performance of the Fund.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.


                                                  Old Mutual Absolute Return Fund, L.L.C.
                                          Board of Managers and Officers of the Fund (unaudited)



-----------------------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND          TERM OF            PRINCIPAL OCCUPATION DURING       NUMBER        PRESENT OR PAST (WITHIN 5 YEARS) OTHER
POSITION WITH THE FUND  OFFICE*AND         PAST 5 YEARS                      OF FUNDS      DIRECTORSHIPS HELD BY MANAGERS
                        LENGTH OF TIME                                       IN FUND
                        SERVED                                               COMPLEX
                                                                             OVERSEEN BY
                                                                             MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
                                                      DISINTERESTED MANAGERS
-----------------------------------------------------------------------------------------------------------------------------------

Gerald Hellerman        Indefinite/Since   Principal, Hellerman Associates        6        Director, The Mexico Equity and Income
                        October 2006       (financial and corporate                        Fund, Inc., June 2001 - present;
Year of Birth:  1937                       consulting), 1993 - present;                    Director and Audit-Chair, MVC Capital
                                           Chief Compliance Officer and                    Inc., March 2003 - present; Director,
Manager                                    Chief Financial Officer, The                    Brantley Capital, March 2003 - March
                                           Mexico Equity and Income Fund,                  2006 and March 2007 - present;
                                           Inc., June 2001 - present;                      Director, Special Opportunities Fund,
                                           Chief Compliance Officer and                    Inc., August 2009 - present; Director,
                                           Chief Financial Officer,                        Innovative Clinical Solutions, May
                                           Special Opportunities Fund,                     2002 - 2008; Director and Audit-Chair,
                                           Inc., August 2009 - present;                    AirNet Systems, July 2005 - May 2008;
                                           President, Innovative Clinical                  Director, FNC Realty, May 2002 - 2007;
                                           Solutions, May 2002 - 2008.                     Director, Element Long/Short Equity,
                                                                                           May 2005 - November 2005.
-----------------------------------------------------------------------------------------------------------------------------------
Paul D. Malek           Indefinite/Since   General Counsel, Stonehill             6        None
                        October 2006       Capital Management LLC, April
Year of Birth:  1967                       2009 -present; General Counsel,
                                           Latigo Partners, LP (hedge
Manager                                    fund), February 2006 - March 2009;
                                           Associate, Milbank, Tweed, Hadley &
                                           McCloy LLP, May 2001 - January 2006.
-----------------------------------------------------------------------------------------------------------------------------------
George W. Morriss       Indefinite/Since   Retired                                6        Trustee/Director, open-end and
                        October 2006                                                       closed-end funds in Neuberger Berman
Year of Birth:  1947                                                                       Fund Complex, February 2007 - present;
                                                                                           Advisory Director, Berkshire Capital
Manager                                                                                    Securities, August 2006 - February
                                                                                           2007 and July 2009 - present;
                                                                                           Director, Lehman Brothers First Trust
                                                                                           Income Opportunity Fund, July 2003 -
                                                                                           April 2006; Trustee, Element
                                                                                           Long/Short Funds, March 2005 -
                                                                                           September 2005.
-----------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED MANAGER
-----------------------------------------------------------------------------------------------------------------------------------
Matthew Appelstein **   Indefinite/Since   Executive Vice President/Head          6        Trustee, TS&W/Claymore Tax-Advantage
                        April 2008         of Global Sales and Marketing,                  Balanced Fund, November 2004 -
Year of Birth:  1961                       Old Mutual (US) Holdings Inc.,                  present; Trustee, Old Mutual/Claymore
                                           October 2008 - present; Senior                  Long-Short Fund, April 2005 - present;
Manager, President                         Vice President, Old Mutual (US)                 Director, Old Mutual Global Funds plc,
and Chief Executive                        Holdings Inc., October 2006 -                   May 2008 - present;  Trustee, Old
Officer                                    October 2008; Vice President,                   Mutual Investment Partners, August
                                           Old Mutual (US) Holdings, Inc.,                 2009 - present; Manager, Director, Old
                                           December 2003 - October 2006.                   Mutual Asset Management International,
                                                                                           Ltd., November 2009 - present.
-----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
NAME, AGE, AND POSITION WITH THE FUND      TERM OF OFFICE*AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
                                                         OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
Ross Weissman                              Indefinite/Since October 2006     Chief Financial Officer, Larch Lane Advisors LLC,
                                                                             2005 - present;  Controller and Chief Financial
Year of Birth:  1970                                                         Officer, Larch Lane Advisors LP, 1999 - 2005.

Treasurer and Chief Financial Officer
-----------------------------------------------------------------------------------------------------------------------------------
Stephen A. McShea                          Indefinite/Since September 2009   Chief Compliance Officer and General Counsel, Larch
                                                                             Lane Advisors LLC, June 2009 - present;  Associate,
Year of Birth:  1971                                                         Dechert LLP, May 2004 - February 2009.

Chief Compliance Officer
------------------------------------------ --------------------------------- ------------------------------------------------------
The business address of each Manager and Officer is c/o Larch Lane Advisors LLC,  800 Westchester Avenue, S-618, Rye Brook, New York
10573.
 * Officer of the Fund until such time as his or her successor is duly elected and qualified.
** Mr. Appelstein  is a  Manager  who may be  deemed  an "interested  person" of  the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.



Old Mutual Absolute Return Master Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

                 Old Mutual Absolute Return Master Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm .......................1
Schedule of Investments .......................................................2
Statement of Assets and Liabilities ...........................................4
Statement of Operations........................................................5
Statements of Changes in Members' Capital .....................................6
Statement of Cash Flows .......................................................7
Financial Highlights ..........................................................8
Notes to Financial Statements..................................................9
Board of Managers and Officers of the Fund (unaudited) .......................23






















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                                 Rothstein, Kass & Company, P.C.
                                                              4 Becker Farm Road
                                                      Roseland, New Jersey 07068
                                                                    973.994.6666
                                                                    973.994.0337
                                                                    www.rkco.com
(Rothstein Kass logo)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of
Old Mutual Absolute Return Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund) as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Master Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members' capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Rothstein, Kass & Company, P.C.
Roseland, New Jersey
May 27,2010

                                     Old Mutual Absolute Return Master Fund, L.L.C.
                                                 Schedule of Investments
                                                     March 31, 2010

[GRAPHIC OMITTED]                                   [  ] Directional - 17.6%
                                                    [  ] Equity Strategies - 49.6%
                                                    [  ] Event Owner - 16.3%
                                                    [  ] Opportunistic - 16.5%


                                                                   FAIR      % OF MEMBERS'                NOTICE
PORTFOLIO FUND                                        COST         VALUE       CAPITAL (1) LIQUIDITY (2)  PERIOD       LOCK-UP
------------------------------------------------- ------------- ------------- ------------ ------------- -------- ------------------

DIRECTIONAL:
COMAC Global Macro Fund, Ltd. (Shares: 6,019.880)  $   823,353   $   996,063        4.66%    Monthly       60           None
Nias Futures Fund, Ltd. (Shares: 813.584)              912,584       882,036        4.13%   Quarterly      14           None
Remington Investment Strategies, L.P.                  650,000       740,423        3.46%    Annually      60           None
Tudor BVI Global Fund, Ltd.                            803,973       873,269        4.08%   Quarterly      60           None
                                                  ------------- ------------- ------------
        TOTAL DIRECTIONAL                            3,189,910     3,491,791       16.33%
                                                  ------------- ------------- ------------

EQUITY STRATEGIES:
7x7 Institutional Partners, L.P.                       618,753       727,212        3.40%    Monthly       60           None
Atlas Fundamental Trading Fund, L.P.                   550,000       537,900        2.52%   Quarterly      60           None
Cedar Hill Onshore Mortgage Opportunity Fund, L.P.      21,285        21,285        0.10%   Quarterly      180          None
Cygnus Utilities, Infrastructure & Renewables, LLC     650,000       634,463        2.97%    Monthly       30           None
Expo Health Sciences Fund, L.P.                        475,000       558,192        2.61%   Quarterly      30           None
FrontPoint Onshore Financial Services Fund, L.P.       750,000       786,660        3.68%   Quarterly      30           None
Galante Partners, L.P.                                 479,394       329,690        1.54%   Quarterly      30           None
GEM Realty Securities, L.P. - Class A                  375,000       415,885        1.94%    Annually      60           None
GEM Realty Securities, L.P. - Class B                  475,000       519,711        2.43%   Quarterly      60           None
Iridian Opportunity Fund, L.P.                         625,000       629,455        2.94%    Monthly       30           None
JANA Partners Qualified, L.P.                        1,146,995     1,288,488        6.03%   Quarterly      60         None (5)
JANA Piranha Fund, L.P.                                 44,649        28,177        0.13%      N/A         N/A     Side Pocket (3)
JAT Capital Domestic Fund, L.P.                        500,000       556,648        2.60%   Quarterly      45           None
Longhorn Onshore Investors, L.P.                       350,000       295,623        1.38%   Quarterly      45           None
Marshall Wace Market Neutral TOPS Fund, L.P.           650,000       578,999        2.71%    Monthly       30           None
Riley Paterson Asian Opportunities Fund                250,000       235,923        1.10%    Monthly       30           None
Two Sigma Spectrum U.S. Fund, L.P.                   1,225,000     1,526,491        7.14%   Quarterly      55           None
                                                  ------------- ------------- ------------
        TOTAL EQUITY STRATEGIES                      9,186,076     9,670,802       45.22%
                                                  ------------- ------------- ------------


                        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                           Old Mutual Absolute Return Master Fund, L.L.C.
                                                 Schedule of Investments (concluded)
                                                           March 31, 2010



                                                                                % OF
                                                                   FAIR        MEMBERS'                  NOTICE
PORTFOLIO FUND                                        COST         VALUE      CAPITAL (1)  LIQUIDITY (2)  PERIOD       LOCK-UP
------------------------------------------------- ------------- ------------- ------------ ------------- -------- ------------------
EVENT DRIVEN:
GCA Credit Opportunities Fund LLC                  $   500,000   $   671,895        3.14%   Quarterly      60           None
GoldenTree Partners, L.P.                              106,125       120,867        0.57%   Quarterly      90          None (5)
Greywolf Capital Partners II, L.P.                       8,509         5,781        0.03%      N/A         N/A     Side Pocket (3)
Kingdon Credit Partners, L.P.                          475,000       501,161        2.34%   Quarterly      90           None
Senator Global Opportunity Fund, L.P.                  500,000       677,015        3.17%   Quarterly      60           None
Southpaw Credit Opportunity Partners, L.P.             775,000       856,406        4.00%  Semi-annually   60           None
                                                       350,000       397,068        1.86%   Quarterly      90    Until Dec. 31, 2010
Stone Lion Fund, L.P.
                                                  ------------- ------------- ------------
        TOTAL EVENT DRIVEN                           2,714,634     3,230,193       15.11%
                                                  ------------- ------------- ------------

OPPORTUNISTIC:
D.E. Shaw Composite Fund, LLC                          815,536       846,227        3.96%   Quarterly      90          (5) (6)
Manikay Onshore Fund, L.P.                             450,000       447,648        2.09%   Quarterly      65           None
                                                     1,000,000     1,099,499                                       Until Dec. 31,
Perry Partners, L.P.                                                                5.14%    Annually      90           2010
                                                       835,000       875,154                                       Until Dec. 31,
Wexford Spectrum Fund, L.P.                                                         4.09%   Quarterly      90           2010
                                                  ------------- ------------- ------------
        TOTAL OPPORTUNISTIC                          3,100,536     3,268,528       15.28%
                                                  ------------- ------------- ------------

        TOTAL PORTFOLIO FUNDS                       18,191,156    19,661,314       91.94%
                                                  ------------- ------------- ------------

CASH EQUIVALENT:
SDIT Prime Obligation Fund, Class A, 0.100% (4)        732,677       732,677        3.43%     Daily       None          None
                                                  ------------- -------------   ------------
        TOTAL CASH EQUIVALENT                          732,677       732,677        3.43%
                                                  ------------- -------------   ------------

        TOTAL INVESTMENTS                          $18,923,833   $20,393,991       95.37%
                                                  ============= ============= ============


(1)     Percentages are based on Members' Capital at March 31, 2010 of $21,383,984.
(2)     Liquidity terms shown apply after lock-up provisions.  Please see Note 10.L. of the Notes to the Financial Statements.
(3)     Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket. Please see
        Note 10.L. of the Notes to the Financial Statements.
(4)     The rate shown is the 7-day effective yield as of March 31, 2010.
        A portion of the investment has been deemed a side pocket (5) investment.
(6)     Fund has restricted liquidity since 12/31/08. A gate provision permits a maximum withdrawal of 6.25% of capital per quarter.


                               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                    Old Mutual Absolute Return Master Fund, L.L.C.
                          Statement of Assets and Liabilities
                                    March 31, 2010


ASSETS
Investments in Portfolio Funds, at fair value (cost $18,191,156)         $    19,661,314
Cash equivalent, at fair value (cost $732,677)                                   732,677
Fund investments made in advance                                               1,075,000
Receivable for investments sold                                                  295,297
Interest receivable                                                                  103
                                                                         ----------------
     TOTAL ASSETS                                                             21,764,391
                                                                         ----------------

LIABILITIES
Redemption payable                                                               312,000
Professional fees payable                                                         60,454
Payable to Adviser                                                                 4,431
Board of Managers' fees payable                                                    1,875
Administration fees payable                                                        1,250
Other accrued expenses                                                               397
                                                                         ----------------
     TOTAL LIABILITIES                                                           380,407
                                                                         ----------------

     NET ASSETS                                                          $    21,383,984
                                                                         ================

MEMBERS' CAPITAL
Net capital                                                              $    19,250,690
Accumulated net investment loss                                                 (791,675)
Accumulated net realized gain on Portfolio Funds                               1,454,811
Net unrealized appreciation/depreciation
     on investments in Portfolio Funds                                         1,470,158
                                                                         ----------------
     TOTAL MEMBERS' CAPITAL                                              $    21,383,984
                                                                         ================


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                    Old Mutual Absolute Return Master Fund, L.L.C.
                                Statement of Operations
                           For the year ended March 31, 2010


INVESTMENT INCOME:
          Interest                                                    $        3,803
                                                                     ----------------

EXPENSES:
          Professional
          fees                                                               206,026
          Due diligence fees                                                  35,813
          Board of Managers' fees                                              7,500
          Administration fee                                                   5,000
          Printing fees                                                        3,689
          Custody fee                                                          1,525
          Insurance fees                                                       1,322
          Filing fees                                                            338
          Registration
          fees                                                                   147
          Other expenses                                                       6,222
                                                                     ----------------
                  Total expenses                                             267,582
                                                                     ----------------
NET INVESTMENT LOSS                                                        (263,779)
                                                                     ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
          ON INVESTMENTS IN PORTFOLIO FUNDS
Net realized loss on investments in Portfolio Funds                        (296,091)
Net change in unrealized appreciation/
          depreciation on investments in Portfolio Funds                   1,555,403
                                                                     ----------------

NET REALIZED AND UNREALIZED GAIN
          ON INVESTMENTS IN PORTFOLIO FUNDS                                1,259,312
                                                                     ----------------

NET INCREASE IN MEMBERS' CAPITAL
          DERIVED FROM INVESTMENT ACTIVITIES                          $      995,533
                                                                     ================


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                            Old Mutual Absolute Return Master Fund, L.L.C.
                              Statements of Changes in Members' Capital


                                                                  For the year        For the year
                                                                     ended                ended
                                                                 March 31, 2010      March 31, 2009
                                                                 ---------------     ----------------
FROM INVESTMENT ACTIVITIES:
      Net investment loss*                                           $(263,779)           $(109,826)
      Net realized gain (loss) on investments
         in Portfolio Funds                                           (296,091)            1,137,729
      Net change in unrealized appreciation/depreciation
         on investments in Portfolio Funds                            1,555,403          (1,310,281)
                                                                 ---------------     ----------------

            Net increase (decrease) in Members' Capital
               Derived from investment activities                       995,533            (282,378)
                                                                 ---------------     ----------------

MEMBERS' CAPITAL TRANSACTIONS:
      Proceeds from sales of Interests                                5,958,900            5,583,753
      Redemptions of Interests                                      (1,536,000)          (2,293,032)
                                                                 ---------------     ----------------
         Total Members' Capital Transactions                          4,422,900            3,290,721
                                                                 ---------------     ----------------

NET INCREASE IN MEMBERS' CAPITAL:                                     5,418,433            3,008,343
Members' Capital at Beginning of year                                15,965,551           12,957,208
                                                                 ---------------     ----------------
Members' Capital at End of year                                     $21,383,984          $15,965,551
                                                                 ===============     ================


ACCUMULATED NET INVESTMENT LOSS                                      $(791,675)           $(527,896)
                                                                 ===============     ================

*    Investment income less net expenses.


               THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                         Old Mutual Absolute Return Master Fund, L.L.C.
                                     Statement of Cash Flows
                                For the year ended March 31, 2010


CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities                   $995,533
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
          Purchases of Portfolio Funds, at fair value                              (10,821,447)
          Proceeds from sales of Portfolio Funds                                     5,540,325
          Net realized loss on investments in Portfolio Funds                          296,091
          Net change in unrealized appreciation/depreciation
              on investments in Portfolio Funds                                     (1,555,403)
     Changes in operating assets and liabilities:
          Decrease in receivable for investments sold                                  100,996
          Decrease in prepaid insurance fees                                             1,322
          Decrease in interest receivable                                                  814
          Decrease in Fund investments made in advance                                (725,000)
          Increase in due from Old Mutual
              Absolute Return Fund, L.L.C.                                             110,023
          Decrease in payable to Adviser                                               (83,826)
          Decrease in professional fees payable                                        (39,546)
          Increase in other accrued expenses                                                22
                                                                               ----------------
Net cash used in operating activities                                               (6,180,096)
                                                                               ----------------


CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of Interests                                                      5,958,900
Redemption of Interests, net of change in redemption payable                        (2,684,002)
Net cash provided by financing activities                                      ----------------
                                                                                     3,274,898
                                                                               ----------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                           (2,905,198)
Cash and cash equivalents, beginning of year                                         3,637,875
                                                                               ----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                               $ 732,677
                                                                               ================

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Redemption payable                                                                    $312,000
                                                                               ================


            THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                          Old Mutual Absolute Return Master Fund, L.L.C.
                                                       Financial Highlights


                                              For the               For the             For the         November 1, 2006*
                                            year ended            year ended          year ended               to
                                          March 31, 2010        March 31, 2009      March 31, 2008        March 31, 2007
                                    ---------------------------------------------------------------------------------------------

Total Return                                   5.05%                (1.73)%             8.83%               3.95%(1)

Net assets, end of period (in 000's)        $21,384               $15,966            $12,957             $11,017

Ratio to average members' capital:

       Expenses (2)                            1.45%                 0.98%              2.86%               2.93%(3)

       Net investment loss                    (1.43)%               (0.68)%            (2.56)%             (2.52)%(3)

Portfolio turnover rate (5)                   35.03%                52.98%             25.01%               2.52%(4)


              *   Commencement of operations.

              (1)    Total  return  is  for  the  period   indicated  and  has  not  been annualized.
              (2)    Expenses of Portfolio Funds are not included in the expense ratio.
              (3)    Annualized.
              (4)    Not annualized.
              (5)    Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

Note: The expense ratios,  the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole.  The  computation of such ratios and return based on the amount of expenses  charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.


                             THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                 Old Mutual Absolute Return Master Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission ("SEC"), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Feeder Fund") and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2010, the Feeder Fund's investment in the Fund represented 91.67% of Members' Capital and the Institutional Feeder Fund's investment in the Fund represented 8.33% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of September 30, 2009.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Portfolio Investments at Fair Value and Investment Transactions

GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The three levels of the fair value hierarchy under GAAP are described below:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

As permitted under GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Fund if necessary) in a manner consistent with GAAP for investment companies. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

As required by GAAP, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:


                                         Level 1 --
                                      Quoted Prices in        Level 2 --          Level 3 --
                                     Active Markets for   Significant Other       Significant          Total as of
           Assets (at fair value)     Identical Assets    Observable Inputs   Unobservable Inputs     March 31, 2010
                                    -------------------- -------------------- -------------------- --------------------
   Investments in Portfolio Funds       $           -       $   18,219,860       $    1,441,454       $   19,661,314
                  Cash Equivalent             732,677                    -                    -              732,677
                                    -------------------- -------------------- -------------------- --------------------
                            Total       $     732,677       $   18,219,860       $    1,441,454       $   20,393,991
                                    ==================== ==================== ==================== ====================



The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:


                        Beginning            Realized and                                                      Ending
                        Balance as            unrealized                                                    Balance as of
                      of April 1, 2009      gains/(losses)     Net purchase/sales    Transfer in/out       March 31, 2010
                    -------------------- -------------------- -------------------- -------------------- --------------------

                    $        13,120,880  $           (53,014) $        (4,644,441) $        (6,981,971) $         1,441,454
                    ==================== ==================== ==================== ==================== ====================



Realized and unrealized gains and losses are included in net gain (loss) on investments in the Statement of Operations. The change in unrealized gains (losses) for the year ended March 31, 2010 for investments still held at March 31, 2010 of $(548,404) is reflected in net change in unrealized appreciation/depreciation on investments in Portfolio Funds.

For the year ended March 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

The aggregate income tax basis of investments was $19,690,560. Net unrealized depreciation on investments for income tax purposes was $(181,882), consisting of $1,557,440 of gross unrealized appreciation and $(1,739,322) of gross unrealized depreciation.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash Equivalent

As of March 31, 2010, cash equivalent consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

H. Accounting Pronouncements Recently Issued or Adopted

On September 30, 2009 the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2009-12. This ASU was issued to provide guidance for reporting entities that calculate net asset value (NAV) or an equivalent. This ASU provides a practical expedient to measure the fair value of investments within the scope of the ASU. The purpose of the ASU is to reduce some of the complexity and inconsistency amongst investors who report investments in these types of vehicles at fair value in accordance with Topic
(ASC) 820 FAIR VALUE MEASUREMENTS AND DISCLOSURES. The Funds' adopted the provisions of the ASU effective for the year beginning April 1, 2009.

On January 21, 2010, the FASB issued an ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in periods beginning after December 15, 2009, however the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly- owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Fund of approximately $1,111,500 to the Institutional Feeder Fund in exchange for 11,005 units of the Institutional Feeder Fund. OMUSH does not own any Interests as of March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Institutional Feeder Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $4,431.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006, and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreements, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to a minimum annual fee of $5,000.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Amounts shown as expenses in the Statement of Operations and Financial Highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the Statement of Operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5.  BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

6.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONTINUED)

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.


7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. RISK AND UNCERTAINTIES

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (I.E., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11. INVESTMENT TRANSACTIONS

For the year ended March 31, 2010, the Fund made investments in Portfolio Funds in the amount of $10,821,447 and redeemed investments in Portfolio Funds in the amount of $5,540,325.

12. INVESTMENTS

As of March 31, 2010, the Fund had investments in thirty-one Portfolio Funds, none of which are related parties.

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies:

DIRECTIONAL
Directional strategies derive their primary source of return from directional positions in asset classes. These strategies include global macro funds and commodity trading advisors ("CTA"). Macro strategies generally utilize analysis of macro-economic, geopolitical and financial conditions to establish directional views and seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments. CTA strategies also look to establish directional views on various financial instruments and geographies but generally do so in a systematic manner.

EQUITY STRATEGIES
Equity Strategies derive their primary source of return from positions in the equity markets. Stock selection is of primary importance to these strategies. Equity strategies include long-bias, short-bias, variable bias and equity market neutral strategies. Long bias managers will always be net long, short bias managers are expected to maintain a negative net exposure; variable bias managers can adjust net exposure and be either net long, net short or market neutral; equity market neutral managers are expected to maintain a net exposure +/-20%.

EVENT DRIVEN
Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

OPPORTUNISTIC
Opportunistic strategies derive their primary source of return from a broad range of strategies, asset classes and securities, investing opportunistically across the broad spectrum of asset classes. They seek to invest in strategies, asset classes and geographies that they feel exhibit the best risk/reward profile. These managers are expected to dynamically adjust their exposure and positions as market opportunities vary.

13. SUBSEQUENT EVENTS

From April 1, 2010 through May 27, 2010, the Fund received subscriptions in the amount of $1,381,300. In addition, as of May 27, 2010, the Fund has received tender offers that are anticipated to be effective on June 30, 2010. The member interests for these requests were approximately 2.1% of the members' capital of the Fund, or approximately $450,000, as of March 31, 2010. The ultimate amounts redeemed for these requests may vary based upon the performance of the Fund.

Effective April 1 and May 1, 2010, the Fund made investments in Portfolio Funds in the amounts of $1,075,000 and $1,000,000 respectively.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

                                           Old Mutual Absolute Return Master Fund, L.L.C.
                                       Board of Managers and Officers of the Fund (unaudited)

----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

NAME, AGE, AND          TERM OF            PRINCIPAL OCCUPATION DURING       NUMBER        PRESENT OR PAST (WITHIN 5 YEARS) OTHER
POSITION WITH THE FUND  OFFICE*AND         PAST 5 YEARS                      OF FUNDS      DIRECTORSHIPS HELD BY MANAGERS
                        LENGTH OF TIME                                       IN FUND
                        SERVED                                               COMPLEX
                                                                             OVERSEEN BY
                                                                             MANAGER
-----------------------------------------------------------------------------------------------------------------------------------

                                                       DISINTERESTED MANAGERS
-----------------------------------------------------------------------------------------------------------------------------------

Gerald Hellerman        Indefinite/Since   Principal, Hellerman Associates        6        Director, The Mexico Equity and Income
                        October 2006       (financial and corporate                        Fund, Inc., June 2001 - present;
Year of Birth:  1937                       consulting), 1993 - present;                    Director and Audit-Chair, MVC Capital
                                           Chief Compliance Officer and                    Inc., March 2003 - present; Director,
Manager                                    Chief Financial Officer, The                    Brantley Capital, March 2003 - March
                                           Mexico Equity and Income Fund,                  2006 and March 2007 - present;
                                           Inc., June 2001 - present;                      Director, Special Opportunities Fund,
                                           Chief Compliance Officer and                    Inc., August 2009 - present; Director,
                                           Chief Financial Officer,                        Innovative Clinical Solutions, May
                                           Special Opportunities Fund,                     2002 - 2008; Director and Audit-Chair,
                                           Inc., August 2009 - present;                    AirNet Systems, July 2005 - May 2008;
                                           President, Innovative Clinical                  Director, FNC Realty, May 2002 - 2007;
                                           Solutions, May 2002 - 2008.                     Director, Element Long/Short Equity,
                                                                                           May 2005 - November 2005.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

Paul D. Malek           Indefinite/Since   General Counsel, Stonehill             6        None
                        October 2006       Capital Management LLC, April
Year of Birth:  1967                       2009 -present; General Counsel,
                                           Latigo Partners, LP (hedge
Manager                                    fund), February 2006 - March 2009;
                                           Associate, Milbank, Tweed, Hadley &
                                           McCloy LLP, May 2001 - January 2006.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

George W. Morriss       Indefinite/Since   Retired                                6        Trustee/Director, open-end and
                        October 2006                                                       closed-end funds in Neuberger Berman
Year of Birth:  1947                                                                       Fund Complex, February 2007 - present;
                                                                                           Advisory Director, Berkshire Capital
Manager                                                                                    Securities, August 2006 - February
                                                                                           2007 and July 2009 - present;
                                                                                           Director, Lehman Brothers First Trust
                                                                                           Income Opportunity Fund, July 2003 -
                                                                                           April 2006; Trustee, Element
                                                                                           Long/Short Funds, March 2005 -
                                                                                           September 2005.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

                                                         INTERESTED MANAGER
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

Matthew Appelstein **   Indefinite/Since   Executive Vice President/Head          6        Trustee, TS&W/Claymore Tax-Advantage
                        April 2008         of Global Sales and Marketing,                  Balanced Fund, November 2004 -
Year of Birth:  1961                       Old Mutual (US) Holdings Inc.,                  present; Trustee, Old Mutual/Claymore
                                           October 2008 - present; Senior                  Long-Short Fund, April 2005 - present;
Manager, President                         Vice President, Old Mutual (US)                 Director, Old Mutual Global Funds plc,
and Chief Executive                        Holdings Inc., October 2006 -                   May 2008 - present;  Trustee, Old
Officer                                    October 2008; Vice President,                   Mutual Investment Partners, August
                                           Old Mutual (US) Holdings, Inc.,                 2009 - present; Manager, Director, Old
                                           December 2003 - October 2006.                   Mutual Asset Management International,
                                                                                           Ltd., November 2009 - present.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------


------------------------------------------ --------------------------------- ------------------------------------------------------

NAME, AGE, AND POSITION WITH THE FUND      TERM OF OFFICE*AND LENGTH OF      PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------

                                                              OFFICERS
------------------------------------------ --------------------------------- ------------------------------------------------------

Ross Weissman                              Indefinite/Since October 2006     Chief Financial Officer, Larch Lane Advisors LLC,
                                                                             2005 - present;  Controller and Chief Financial
Year of Birth:  1970                                                         Officer, Larch Lane Advisors LP, 1999 - 2005.

Treasurer and Chief Financial Officer
------------------------------------------ --------------------------------- ------------------------------------------------------

Stephen A. McShea                          Indefinite/Since September 2009   Chief Compliance Officer and General Counsel, Larch
                                                                             Lane Advisors LLC, June 2009 - present;  Associate,
Year of Birth:  1971                                                         Dechert LLP, May 2004 - February 2009.

Chief Compliance Officer
------------------------------------------ --------------------------------- ------------------------------------------------------
The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue,  S-618, Rye Brook, New York
10573.

   * Officer of the Fund until such time as his or her successor is duly elected and qualified.
  ** Mr. Appelstein is  a Manager who may be deemed an  "interested  person"  of the Fund,  as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.


                                   APPENDIX C

                        INDIVIDUAL INVESTOR CERTIFICATION

         I hereby certify that I am a natural person, who has an individual net worth*, or joint net worth with my spouse, in excess of $1 million; or a person who has an individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

         I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of Old Mutual Absolute Return Fund, L.L.C. (the "Fund"), including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment. In addition, I understand and acknowledge that, in addition to receiving marketing and member servicing fees from the Fund (as described in the prospectus) as well as the proceeds from the upfront sales load charged to me, the Selected Dealer (as defined in the prospectus), with which the financial advisor identified below is associated, may receive one-time and ongoing payments from the Distributor (as defined in the prospectus) based upon the amount of my investment.

         I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

         I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended (the "Code"), including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number and home address, as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.** I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

         I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Larch Lane Advisors LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

         By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), a form of which is set forth in Appendix A to the prospectus, including its Power of Attorney provisions and Section 8.3(c) of the Agreement, which relates to the valuation of the Fund's interests in Portfolio Funds (as defined in the Agreement). I have read the Agreement and the prospectus, including its provisions relating to the valuation of the Fund's interests in Portfolio Funds, and to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Amount Invested (after deducting sales load): $
                                               --------------------------

Date:           , for investment as of the 1st of        (Month)         (Year)
      ----------                                 --------        ---------

Investor Signature:
                     ----------------------------------------------

Print Investor Name:
                     ----------------------------------------------


If Applicable, Print Name of Additional Investor:
                                                 ------------------------------

If Multiple Investors, then check one (identifying applicable relationship between investors):

   Joint Tenants      Tenants-in-Common      Other (please specify:
---               ---                   ---              ---------------------)

Investor Social Security Number/Tax ID Number:
                                              ---------------------------------

Investor Address:

                 --------------------------------------------------------------

                 --------------------------------------------------------------

                 --------------------------------------------------------------

-------------------------------------------------------------------------------

TO BE COMPLETED BY FINANCIAL ADVISOR

Print Financial Advisor Name:
                             --------------------------------------------------

Financial Advisor Telephone #:
                             --------------------------------------------------

Financial Advisor Branch Code and Rep Code:
                                           ------------------------------------

Firm Name:
          ---------------------------------------------------------------------

Financial Advisor Address:
                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------



Custodian:

           -----------------------------------------------------------

Amount Paid by Investor:  $
                          ----------------------

Sales Load:  %
             ----------%

Amount Invested (after deducting sales load): $
                                              -----------------------

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

** The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                      NON-INDIVIDUAL INVESTOR CERTIFICATION

          I hereby certify that I am: (A) a corporation, foundation, endowment, partnership or limited liability company with total assets in excess of $5 million and was not formed for the specific purpose of acquiring the securities offered, or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year (as used herein, an "eligible investor"); (B) an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the decision to invest in the Company was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan within the meaning of ERISA and has total assets in excess of $5 million, or a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and has total assets in excess of $5 million; (C) an individual retirement account, Keogh Plan or other self-directed plan (i.e., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) in which all of the participant(s) are eligible investors, as described in (A); (D) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), which was not formed for the specific purpose of acquiring the securities offered and has total assets in excess of $5 million;
(E) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, (ii) acting in a fiduciary capacity and (iii) subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (A); (F) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual capacity;
(G) an insurance  company as defined in Section 2(13) of the Securities  Act; or
(H) an entity (other than an investment company as defined in Section 3 of the 1940 Act) that has a net worth of more than $1.5 million.

         I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of Old Mutual Absolute Return Fund, L.L.C. (the "Fund"), including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment. In addition, I understand and acknowledge that, in addition to receiving marketing and member servicing fees from the Fund (as described in the prospectus) as well as the proceeds from the upfront sales load charged to me, the Selected Dealer (as defined in the prospectus), with which the financial advisor identified below is associated, may receive one-time and ongoing payments from the Distributor (as defined in the prospectus) based upon the amount of my investment.

         I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

         I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code, including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number and business address, as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.** I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

         If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under ERISA: (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

         I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Larch Lane Advisors LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

         By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), a form of which is set forth in Appendix A to the prospectus, including its Power of Attorney provisions and Section 8.3(c) of the Agreement, which relates to the valuation of the Fund's interests in Portfolio Funds (as defined in the Agreement). I have read the Agreement and the prospectus, including its provisions relating to the valuation of the Fund's interests in Portfolio Funds, and to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.


Amount Invested (after deducting sales load): $
                                               -------------------------

Date:            , for investment as of the 1st of       (Month)        (Year)
      -----------                                  ----          ------

Investor Signature:
                    ----------------------------------

Print Investor Name:
                    ----------------------------------

         Type of Entity:
                         -------------------------

         As Applicable, Name of General Partner, Managing Member or Trustee:

         List of Authorized Signatories:

         Formation Date:
                         ----------------------

Investor Tax ID Number:
                       -----------------------------------------

Investor Address:
                 -----------------------------------------------

                 -----------------------------------------------

                 -----------------------------------------------

                 -----------------------------------------------

-------------------------------------------------------------------------------
TO BE COMPLETED BY FINANCIAL ADVISOR

Print Financial Advisor Name:
                             --------------------------------------------------

Financial Advisor Telephone #:
                             --------------------------------------------------

Financial Advisor Branch and Rep Code:
                                        ---------------------------------------

Firm Name:
          ---------------------------------------------------------------------

Financial Advisor Address:

                 -----------------------------------------------

                 -----------------------------------------------

                 -----------------------------------------------

                 -----------------------------------------------

Custodian:
          ---------------------------------------

Amount Paid by Investor: $
                        ---------------

Sales Load: %
            ---------

Amount Invested (after deducting sales load): $
                                             ------------------------


* The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                   APPENDIX D

              FUND, MASTER FUND AND ADVISER PERFORMANCE INFORMATION

         Larch Lane Advisors LLC (the "Adviser") employs an investment program for Old Mutual Absolute Return Fund, L.L.C. (the "Fund"), which invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund"), that is substantially the same as the investment program that it employs in managing another investment vehicle that has an investment objective, program, policies and strategies that are substantially the same as those of the Fund (the "Other Vehicle"). The Adviser selects on behalf of the Other Vehicle various Portfolio Managers with which it will invest the Other Vehicle's assets. The personnel of the Adviser who are responsible for managing the investment portfolios of the Fund and the Master Fund manage the Other Vehicle.

         Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicle. The Adviser will evaluate for the Fund, the Master Fund and for the Other Vehicle a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Other Vehicle at a particular time. Because these considerations may differ for the Fund, the Master Fund and the Other Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund, the Master Fund and the Other Vehicle will differ. (SEE "Conflicts of Interest.")

         THE FOLLOWING TABLES SET FORTH MONTHLY PERFORMANCE INFORMATION OF THE OTHER VEHICLE, THE FUND, THE MASTER FUND AND VARIOUS INDICES FOR THE PERIODS INDICATED. THE RETURNS SHOWN FOR THE OTHER VEHICLE, THE FUND AND THE MASTER FUND REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER VEHICLE, THE FUND AND THE MASTER FUND, RESPECTIVELY. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER THAN THOSE OF THE OTHER VEHICLE AND THE MASTER FUND. ACCORDINGLY, HAD THE OTHER VEHICLE'S AND THE MASTER FUND'S PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND EXPENSES, THE OTHER VEHICLE'S RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER AND THE MASTER FUND'S RETURNS WOULD HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE MASTER FUND AND THE OTHER VEHICLE. UNLIKE THE FUND AND THE MASTER FUND, THE OTHER VEHICLE IS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER VEHICLE'S
PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE MASTER FUND, THE OTHER VEHICLE AND THE VARIOUS INDICES MAY DIFFER.

                                  OTHER VEHICLE
       PERFORMANCE INFORMATION OF THE OTHER VEHICLE AS OF APRIL 30, 2010(1)


MONTHLY RETURNS


          ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
           Jan      Feb     Mar     Apr     May      Jun     Jul     Aug      Sep     Oct     Nov      Dec          Annual
          ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
---------
  1993                              1.5%    2.9%    1.6%     2.7%    2.7%    1.2%     3.4%    3.4%    2.7%          24.5%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  1994     2.9%    -0.7%   -0.2%   -0.5%    0.4%    -0.5%    0.9%    0.2%    -0.4%    0.0%   -0.5%    -1.1%          0.5%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  1995     0.6%    1.5%     0.8%    1.5%    0.4%    0.9%     1.2%    2.4%    1.6%    -0.4%    1.1%    1.7%          14.0%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  1996     2.2%    0.8%     1.0%    1.8%    1.7%     0.8%    1.3%    2.1%     0.8%     2.5%    2.0%    2.3%          21.0%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  1997     2.0%    0.0%     0.9%    0.6%    1.4%     0.4%    3.3%    1.8%     3.1%     0.6%   -2.3%    1.5%          14.0%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  1998    -1.8%    -0.4%    2.1%    1.3%   -0.6%    -0.8%   -0.3%   -2.1%    -2.2%    -2.5%     0.8%    1.1%          -5.3%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  1999     0.7%    1.1%     0.0%    2.5%    1.8%     1.4%    1.1%    0.3%     1.0%    -0.2%   -0.9%   -0.1%           8.9%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  2000     1.4%    1.1%     2.2%    1.5%    1.0%     1.4%    1.0%    1.9%     0.6%     1.0%    0.0%    1.6%          15.7%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  2001     1.2%    0.9%     1.1%    1.5%    1.2%     0.2%    0.6%    1.2%    -0.7%     0.3%    0.4%    0.7%           8.9%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  2002     0.8%    0.0%     0.4%    0.2%    0.4%    -0.7%   -1.0%    0.2%    -0.5%     0.4%    1.2%    0.6%           2.2%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  2003     0.8%    0.5%    -0.1%    1.6%    2.2%    0.8%     0.4%    0.7%     1.1%     1.5%    0.8%    1.5%          12.2%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  2004     1.3%    1.6%     0.6%   -0.7%   -0.3%    1.0%    -0.4%    0.1%     1.4%     0.8%    2.7%    1.9%          10.3%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  2005     0.1%    1.4%    -0.2%   -0.9%    0.5%    1.2%     1.6%    0.3%     1.2%    -0.9%    0.8%    1.4%           6.5%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------
  2006     2.1%    0.5%     1.0%    1.2%   -0.3%    0.1%     0.6%    0.5%     0.3%     0.7%    1.0%    1.8%           9.9%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- -------- --- -----------
  2007     0.9%    0.3%     1.5%    1.4%    1.9%    0.6%     0.6%   -1.9%     1.0%     3.6%    0.7%    1.0%          12.1%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- -------- --- -----------
  2008    -1.2%    0.7%    -0.6%   -0.2%    2.1%    1.3%    -2.0%   -1.1%    -3.7%    -2.6%   -1.6%   -1.7%         -10.2%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- -------- --- -----------
  2009     2.4%    2.4%    -2.4%   -2.9%    2.4%    0.7%     0.9%    1.3%     1.5%     0.7%    1.1%    1.0%           9.2%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- -------- --- -----------
  2010     0.4%    0.1%     0.9%    1.0%                                                                          YTD 2.4%
--------- ------- -------- ------- ------- ------- -------- ------- ------- -------- ------- ------- --------     -----------

            PERFORMANCE RELATIVE TO MAJOR INDICES AS OF APRIL 30, 2010

ANNUALIZED RETURNS

--------------------------------------- ------------ -------------- ----------- ------------- ------------ ------------------
                                          1 YEAR        3 YEARS      5 YEARS      7 YEARS      10 YEARS          SINCE
                                                                                                             INCEPTION(2)
--------------------------------------- ------------ -------------- ----------- ------------- ------------ ------------------
OTHER VEHICLE(1)                           12.65%        2.66%         5.62%        6.84%         7.06%          8.86%
--------------------------------------- ------------ -------------- ----------- ------------- ------------ ------------------
S&P 500(3,4)                               38.84%       -5.05%         2.63%        5.84%        -0.19%          7.88%
--------------------------------------- ------------ -------------- ----------- ------------- ------------ ------------------
ML GOVCORP(3,5)                             9.14%        5.98%         5.08%        4.63%         6.38%          6.23%
--------------------------------------- ------------ -------------- ----------- ------------- ------------ ------------------
HFRI FOF INDEX(3,6)                        12.63%       -1.90%         3.41%        4.59%         3.89%          6.90%
--------------------------------------- ------------ -------------- ----------- ------------- ------------ ------------------

    RISK RETURN CHARACTERISTICS RELATIVE TO MAJOR INDICES AS OF APRIL 30, 2010

RISK STATISTICS(2)

-------------------------------------- ------------------------------------ --------------------------- ---------------------
                                               ANNUALIZED RETURNS             STANDARD DEVIATION (7)      SHARPE RATIO (8)
                                                 SINCE INCEPTION
-------------------------------------- ------------------------------------ --------------------------- ---------------------
OTHER VEHICLE (1)                                     8.86%                           4.27%                     1.2
-------------------------------------- ------------------------------------ --------------------------- ---------------------
S&P 500(3,4)                                          7.88%                          15.18%                     0.3
-------------------------------------- ------------------------------------ --------------------------- ---------------------
ML GOVCORP(3,5)                                       6.23%                           4.44%                     0.6
-------------------------------------- ------------------------------------ --------------------------- ---------------------
HFRI FOF INDEX (3,6)                                  6.90%                           6.20%                     0.5
-------------------------------------- ------------------------------------ --------------------------- ---------------------

--------------------------

(1) This table is based on the investment performance of the Other Vehicle. Investment performance changes over time and the current performance of the Other Vehicle may be significantly different than stated. The information contained in the table was prepared by the Adviser based on the following facts and assumptions: As of January 1, 2010, the Other Vehicle began offering multiple classes of interests, each subject to a different management fee, with the highest fee class subject to a 1.25% management fee. Prior to January 1, 2010, the management fee was 1.25%; Prior to January 1, 2005, the management fee was 1.0% and the Other Vehicle paid certain overhead expenses it no longer bears. Returns prior to May 1, 2002 are for the predecessor entity of the Other Vehicle, which was under the same management and which was subject to the same fees and expenses of the Other Vehicle at the time of a restructuring that made the Other Vehicle a feeder into the predecessor entity in a master-feeder structure on May 1, 2002. The Fund's fees and expenses may be higher than those of the Other Vehicle. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2) Returns and Risk numbers are measured from the commencement of investment operations of the Other Vehicle which was in April 1993.
(3)  Does not  reflect  fees or  expenses  of any kind  charged by the  indices.
     However, with respect to the HFRI Fund of Funds Composite Index, the returns take into account the fees and expenses charged by the portfolio funds comprising the Index.
(4) The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.
(5) The Merrill Lynch Corporate and Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.
(6) The HFRI Fund of Funds Composite Index includes a representative group of various Funds of Funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.
(7) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.
(8) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return. Risk free rate utilized in Sharpe ratio calculation is the Citi 3-month Treasury Bill Index.

OTHER DISCLOSURES

THIS INFORMATION IS INTENDED FOR ILLUSTRATION PURPOSES ONLY. NO INDEX IS DIRECTLY COMPARABLE TO THE FUND OR THE OTHER VEHICLE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS OR PERFORMANCE OF ANY ACCOUNT MANAGED BY THE ADVISER, INCLUDING THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                   OLD MUTUAL ABSOLUTE RETURN FUND, L.L.C.(1)
                   PERFORMANCE INFORMATION AS OF APRIL 30, 2010


MONTHLY RETURNS

            --------- -------- --------- --------- -------- --------- -------- --------- -------- --------- -------- ---------
              JAN       FEB      MAR       APR       MAY      JUN       JUL      AUG       SEP      OCT       NOV      DEC
----------- --------- -------- --------- --------- -------- --------- -------- --------- -------- --------- -------- ---------
   2006                                                                                                       0.37%    0.99%
----------- --------- -------- --------- --------- -------- --------- -------- --------- -------- --------- -------- ---------
   2007      1.10%     0.28%     1.06%     1.19%     1.23%    0.88%     0.85%    -2.37%    0.09%    3.25%     1.27%    0.13%
----------- --------- -------- --------- --------- -------- --------- -------- --------- -------- --------- -------- ---------
   2008      0.39%     2.10%    -0.88%    -1.05%     1.35%    1.70%    -2.03%    -0.83%   -2.24%   -0.61%     0.81%   -1.62%
----------- --------- -------- --------- --------- -------- --------- -------- --------- -------- --------- -------- ---------
   2009      1.59%     1.76%    -2.41%    -3.13%     1.70%    0.34%    -0.20%     0.71%    0.84%    0.38%     0.81%    0.80%
----------- --------- -------- --------- --------- -------- --------- -------- --------- -------- --------- -------- ---------
   2010      0.42%     0.19%     0.63%     0.73%
----------- --------- -------- --------- --------- -------- --------- -------- --------- -------- --------- -------- ---------



            PERFORMANCE RELATIVE TO MAJOR INDICES AS OF APRIL 30, 2010

                                  ANNUALIZED RETURNS
--------------------- ------------------- -------------------
                             YTD           SINCE INCEPTION
--------------------- ------------------- -------------------
FUND                         1.99%                3.54%
--------------------- ------------------- -------------------
S&P 500(2,3)                 7.05%               -2.06%
--------------------- ------------------- -------------------
ML GOVCORP(2,4)              2.96%                5.84%
--------------------- ------------------- -------------------

--------------------------------------------

(1) This table is based on the investment performance of the Fund. Fund performance changes over time and currently may be significantly different than stated. For most recent available month-end performance information for the Fund, please call 1-888-266-2200. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:
     The Fund's returns take into account its actual fees and expenses. The Fund commenced investment activities on November 1, 2006. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.
(2)  Does not reflect fees or expenses of any kind charged by the indices.
(3) The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.
(4) The Merrill Lynch Corporate and Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.

OTHER DISCLOSURES

NO INDEX IS DIRECTLY COMPARABLE TO THE FUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS OR PERFORMANCE OF ANY ACCOUNT MANAGED BY THE ADVISER, INCLUDING THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

        OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C. ("MASTER FUND")(1)
                   PERFORMANCE INFORMATION AS OF APRIL 30, 2010
MONTHLY RETURNS

           --------- -------- --------- -------- --------- -------- --------- --------- -------- --------- -------- ---------
             JAN       FEB      MAR       APR      MAY       JUN      JUL       AUG       SEP      OCT       NOV      DEC
---------- --------- -------- --------- -------- --------- -------- --------- --------- -------- --------- -------- ---------
  2006                                                                                                      0.43%    1.04%
---------- --------- -------- --------- -------- --------- -------- --------- --------- -------- --------- -------- ---------
  2007      1.17%     0.34%    1.25%     1.01%    1.42%     1.06%     1.03%    -2.27%    0.24%     3.31%    1.48%    0.30%
---------- --------- -------- --------- -------- --------- -------- --------- --------- -------- --------- -------- ---------
  2008      0.57%     2.35%    -2.50%   -0.61%    1.61%     1.95%    -1.91%    -0.66%   -2.14%    -0.46%    1.02%   -1.63%
---------- --------- -------- --------- -------- --------- -------- --------- --------- -------- --------- -------- ---------
  2009      1.88%     2.06%    -2.38%   -3.19%    1.96%     0.53%    -0.04%     0.88%    0.99%     0.54%    0.79%    0.92%
---------- --------- -------- --------- -------- --------- -------- --------- --------- -------- --------- -------- ---------
  2010      0.57%     0.35%     0.73%    0.88%
---------- --------- -------- --------- -------- --------- -------- --------- --------- -------- --------- -------- ---------

            PERFORMANCE RELATIVE TO MAJOR INDICES AS OF APRIL 30, 2010

                                            ANNUALIZED RETURNS
--------------------- ----------------- ---------------------
                            YTD           SINCE INCEPTION
--------------------- ----------------- ---------------------
MASTER FUND                 2.54%                4.79%
--------------------- ----------------- ---------------------
S&P 500(2), (3)             7.05%               -2.06%
--------------------- ----------------- ---------------------
ML GOVCORP(2), (4)          2.96%                5.84%
--------------------- ----------------- ---------------------

--------------------------------------------

(1) This table is based on the investment performance of the Master Fund. The Master Fund is not currently offered to any investors except for the Fund and Old Mutual Absolute Return Institutional Fund, L.L.C. Fund performance changes over time and currently may be significantly different than stated. The information contained in the table was prepared by the Adviser based on the following facts and assumptions: The Master Fund's returns take into account its actual fees and expenses, which are lower than those of the Fund. Accordingly, had the Master Fund's performance records reflected the Fund's fees and expenses, the Master Fund's returns would have been lower. The Master Fund commenced operations on November 1, 2006. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.
(2)  Does not reflect fees or expenses of any kind charged by the indices.
(3) The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.
(4) The Merrill Lynch Corporate and Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.

OTHER DISCLOSURES

NO INDEX IS DIRECTLY COMPARABLE TO THE MASTER FUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS OR PERFORMANCE OF ANY ACCOUNT MANAGED BY THE ADVISER, INCLUDING THE MASTER FUND OR THE FUND. THERE IS NO GUARANTEE THAT THE MASTER FUND OR THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

    SUPPLEMENT DATED DECEMBER 30, 2010 TO THE PROSPECTUS DATED JULY 30, 2010



             OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.
                                  (the "Fund")


     Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

     Effective April 1, 2011, the following modifications will be made to the
Fund:

     (i) The Fund's name will be changed to Larch Lane Multi-Strategy Institutional Fund, L.L.C.;

     (ii) The Member Servicing Fee will be reduced from an annual rate of 0.50% of the net assets of the Fund to an annual rate of 0.25% of the net assets of the Fund; and

     (iii) The overall Expense Limitation of the Fund will be reduced from 2.55% to 1.90%.


     Additionally, in December 2010, the Board of Managers ("Board") of the Fund approved, in principle, a proposal to merge the Old Mutual Emerging Managers Institutional Fund, L.L.C. (the "Emerging Managers Institutional Fund") with and into the Fund whereby the Emerging Managers Institutional Fund would transfer all of its assets and liabilities to the Fund and in return, the Fund would issue Units to members of the Emerging Managers Institutional Fund in an amount equal to the value of their interest in the Emerging Managers Institutional Fund. The merger is subject to certain conditions, including final approval by the Board, as well as the Board of Managers and members of the Emerging Managers Institutional Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to members of the Emerging Managers Institutional Fund in early 2011 and that they would consider the merger at a meeting expected to be held in the first quarter of 2011.


     Please  retain  this  Supplement  for  future  reference.

PROSPECTUS

                               DATED JULY 30, 2010
              OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.
                                 ---------------
                  UNITS OF LIMITED LIABILITY COMPANY INTERESTS
                                 ---------------

     Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility.

      THE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN THE FUND ("UNITS") ARE NOT DEPOSITS IN, OBLIGATIONS OF, OR GUARANTEED BY THE FUND OR ANY OF ITS AFFILIATES OR BY ANY BANK, ARE NOT GOVERNMENT GUARANTEED OR INSURED, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. SEE "INVESTMENT PRACTICES AND RELATED RISK FACTORS."

                                 TOTAL OFFERING

        Amount(1)                                           $50,000,000
        Sales Load(2)                                              None
        Proceeds to the Fund(3)                             $50,000,000

---------------

1 Generally, the minimum initial investment by an investor is $250,000. Subsequent investments must be at least $25,000. These minimums may be reduced for certain investors.

2 Under the terms of this Prospectus, investors in the Fund (who must meet the eligibility requirements described herein) will not be charged a sales load by the broker-dealer selling the Units. (SEE "Purchases of Units - Eligible Investors.")

3 These estimated proceeds assume the sale of all Units registered under this offering.


      Old Mutual Investment Partners serves as the distributor of the Units (the "Distributor") and serves in that capacity on a reasonable best efforts basis, subject to various conditions. The principal business address of Old Mutual Investment Partners is 4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237. The Distributor may retain broker-dealers (collectively with the Distributor, the "Member Service Providers") to assist in the distribution of Units. In addition to distributing the Fund, the Distributor provides or arranges for the provision of certain investor and account maintenance services pursuant to the Distribution Agreement with the Fund. As compensation for distribution and other services it provides, the Fund pays Old Mutual Investment Partners a monthly member servicing fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Member Servicing Fee will be capped at 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering. SEE "Purchases of Units -- Plan of Distribution." Units will be sold only to investors qualifying as "Eligible Investors" as described in this Prospectus.

      Neither the Securities and Exchange Commission nor any other U.S. federal or state governmental agency or regulatory authority has approved or disapproved the merits of an investment in these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

      This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this Prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make inquiries by calling (888) 266-2200 or by writing to the Fund. Additional information about the Fund has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission's website at www.sec.gov.

                             LARCH LANE ADVISORS LLC
                               INVESTMENT ADVISER
                                ----------------
                          800 WESTCHESTER AVENUE, S-618
                            RYE BROOK, NEW YORK 10573
                                ----------------
                         OLD MUTUAL INVESTMENT PARTNERS

                                TO ALL INVESTORS

      This Prospectus will not constitute an offer to sell or the solicitation of an offer to buy, and no sale of Units will be made, in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus. Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his, her or its own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for the investor. This Prospectus is qualified in its entirety by reference to the Amended and Restated Limited Liability Company Agreement of the Fund (the "Company Agreement") dated as of October 16, 2008, which appears in Appendix A. Prospective investors should read this Prospectus and the Company Agreement carefully before investing and retain them for future reference. Units are subject to restrictions on transferability and resale.

                                 PRIVACY NOTICE

      Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to nonpublic personal information of investors, prospective investors and former investors in the Fund and may be changed at any time, provided a notice of such change is given to you.

      You provide us with personal information, such as your address, social security number, assets and/or income information: (i) in investor certifications and related documents; (ii) in correspondence and conversations with the Fund's representatives; and (iii) through transactions in the Fund.

      We do not disclose any of this personal information about our investors, prospective investors or former investors to anyone, other than to our affiliates, and except as permitted by law, such as to our attorneys, auditors, brokers and regulators and, in such case, only as necessary to facilitate the acceptance and management of your investment. Thus, it may be necessary, under anti-money laundering and similar laws, to disclose information about investors in order to accept investor certifications and payments for Units from them. We will also release information about you if you direct us to do so, if compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

      We seek to carefully safeguard your private information and, to that end, restrict access to nonpublic personal information about you to those employees and other persons who need to know the information to enable the Fund to provide services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

      Notwithstanding anything to the contrary herein, each investor (and each employee, representative, or other agent of such investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Fund, and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

                                TABLE OF CONTENTS

Offering Summary...............................................................1
Summary of Fund Expenses......................................................15
Financial Highlights..........................................................16
The Fund......................................................................18
Use of Proceeds; Cash Equivalents.............................................18
Structure.....................................................................18
Investment Program............................................................18
Investment Practices and Related Risk Factors.................................23
Additional Risk Factors.......................................................31
Performance History...........................................................36
Investment Policies and Restrictions..........................................36
Management of the Fund........................................................37
Investment Advisory Services..................................................42
Voting........................................................................46
Brokerage.....................................................................46
Administration Agreement......................................................46
Custodian and Escrow Agent....................................................47
Fees and Expenses.............................................................47
Net Asset Valuation...........................................................48
Conflicts of Interest.........................................................50
Codes of Ethics...............................................................51
Purchases of Units............................................................51
Redemptions, Repurchases of Units and Transfers...............................53
Dividends and Capital Gains...................................................56
Tax Aspects...................................................................57
ERISA Considerations..........................................................64
Additional Information and Summary of Amended and Restated Limited
  Liability Company Agreement.................................................66
Reports to Members............................................................67
Term, Dissolution and Liquidation.............................................67
Fiscal Year...................................................................68
Independent Registered Public Accounting Firm.................................68
Inquiries.....................................................................68
Appendix A - Company Agreement...............................................A-1
Appendix B - Financial Statements............................................B-1
Appendix C - Investor Certifications.........................................C-1
Appendix D - Fund, Master Fund and Adviser Performance Information...........D-1

                                OFFERING SUMMARY

IN MAKING AN INVESTMENT DECISION, AN INVESTOR MUST RELY UPON HIS, HER OR ITS OWN EXAMINATION OF OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C. AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN ACQUIRING UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C. THIS IS ONLY A SUMMARY OF INFORMATION TO CONSIDER BEFORE INVESTING AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION THAT FOLLOWS ELSEWHERE IN THIS PROSPECTUS. AN INVESTOR SHOULD
REVIEW THE ENTIRE PROSPECTUS BEFORE MAKING A DECISION TO PURCHASE UNITS OF LIMITED LIABILITY COMPANY INTERESTS IN OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.

THE FUND Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. Larch Lane Advisors LLC (the "Adviser") serves as the investment adviser of the Fund.

                              Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering, and other persons who acquire Units and are admitted to the Fund by its Board of Managers (each member of the Board of Managers, a "Manager" and collectively, the "Board of Managers"), will become members of the Fund ("Members").

                              The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund provides the benefits of professional selection of asset managers, professional asset allocation and the opportunity to invest with asset managers whose services may not generally be available to the investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund is similar to a private investment fund in that its Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

INVESTMENT OBJECTIVE AND      The Fund's investment objective is to seek to
INVESTMENT PROGRAM            generate attractive returns while attempting to
                              reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Absolute Return Master
                              Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles
                              ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Adviser is responsible for determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.

                              In allocating the assets of the Master Fund, the Adviser takes an "absolute return" approach, I.E., seeks to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, the Adviser expects to emphasize investments with Portfolio Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage;
                              (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and (v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (SEE "Investment Program" for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.)


                              The Adviser may also allocate the assets of the Master Fund to Portfolio Funds employing a mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a much smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies.


                              PORTFOLIO MANAGER SELECTION PROCESS. Portfolio Managers are selected on the basis of various criteria established by the Adviser, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms and the Portfolio Manager's track record.

                              The Adviser regularly monitors the performance of each Portfolio Fund and evaluates each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. The Adviser may: (i) reallocate the Master Fund's assets among Portfolio Managers; (ii) allocate the Master Fund's assets to new Portfolio Managers; and (iii) remove existing Portfolio Managers from the Master Fund's portfolio. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.


                              PORTFOLIO FUND INVESTMENTS AND INVESTMENT
                              PRACTICES. Portfolio Funds are not expected to be registered under the 1940 Act. Unregistered investment funds typically provide greater flexibility than traditional investment funds, such as mutual funds, as to the types of securities that may be owned, the types of trading strategies that may be employed and, in some cases, the amount of leverage that may be used. Portfolio Managers may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S. and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets.

                              The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

                              Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

                              TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by the Adviser, the Fund or the Master Fund may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices And Related Risk Factors -- Money Market Instruments.")

                              1940 ACT LIMITATIONS. The Master Fund will limit its investment position in a Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in a Portfolio Fund, if investments in the Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                              An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objective.

POTENTIAL BENEFITS OF         By investing in the Fund, Members gain access to a
INVESTING IN THE FUND         group of Portfolio Managers whose services
                              typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides Members the opportunity to participate in the investment programs of a professionally selected cross-section of Portfolio
                              Managers, without being subject to the high minimum investment requirements that Portfolio
                              Managers typically would impose on investors.
                              Allocation of assets among Portfolio Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single Portfolio Manager.

BORROWINGS                    The Fund and the Master Fund are authorized to
                              borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund or the Master
                              Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. Borrowing for investment purposes (a practice known as "leverage") is a speculative practice that involves risks. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be a principal investment strategy of the Master Fund.
                              Nevertheless, to the extent permitted by law, the Master Fund may borrow on a short-term basis
                              (I.E., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Units and proceeds from any withdrawal of the Master Fund from a Portfolio
                              Fund. (SEE "Investment Program - Borrowing; Use of
                              Leverage.")


RISK FACTORS                  The investment program of the Fund is speculative
                              and involves substantial risks. There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Master Fund, which in turn will depend upon the performance of the Portfolio Managers with which the Master Fund invests, and the Adviser's ability to select Portfolio Managers and to allocate and reallocate effectively the Fund's assets among Portfolio Funds. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund's investments.


                              AN INVESTMENT IN THE FUND INVOLVES THE FOLLOWING GENERAL RISKS:


                              o Investing in the Fund can result in a loss of invested capital. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Master Fund and, therefore, the Fund.


                              o The Master Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk. Further, as a non-diversified fund, the Master Fund is permitted to concentrate investments in a smaller number of Portfolio Funds than a "diversified fund" (although it is currently anticipated that the Master Fund will allocate assets to more than 20 Portfolio Funds).


                              o There are special tax risks associated with an investment in the Fund. Satisfaction of the various tests that must be met to maintain the Fund's tax status as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") requires significant support from the underlying Portfolio Funds. Failure to maintain such tax status would result in the Fund being subject to corporate level income tax. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations on certain undistributed income of the Fund based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (SEE "Tax Aspects.")

                              o Many Portfolio Funds and Portfolio Managers may be recently formed and have only limited operating histories.

                              o Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (SEE "Investment Practices and Related Risk Factors," "Redemptions, Repurchases of Units and Transfers" and "Tax Aspects.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that an investor tendering Units for repurchase in connection with a repurchase offer made by the Fund will have those Units repurchased in that repurchase offer.

                              o An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $250,000 could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, a Member bears a PRO RATA portion of the asset-based fees and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Master Fund as an investor in Portfolio Funds.

                              o The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund, which include the fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in the Portfolio Funds, are higher than those of most other registered investment companies.

                              INVESTING IN PORTFOLIO FUNDS INVOLVES SPECIAL RISKS, INCLUDING THE FOLLOWING:

                              o   Portfolio Funds generally will not be
                                  registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies (such as mutual funds).

                              o   Portfolio Funds may, in some cases,
                                  concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                              o The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and, thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                              o   The Master Fund relies primarily on
                                  information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and the amounts Members receive upon the repurchase of Units. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers.

                              o   Portfolio Managers typically charge
                                  asset-based management fees, and typically are also entitled to receive performance-based fees or allocations. The Master Fund, as an investor in Portfolio Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Fund. These fees and allocations are in addition to the investment management fee the Fund pays to the Adviser.

                              o The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of a performance-based fee or allocation. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                              o   Each Portfolio Manager will receive any
                                  performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Master Fund generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Master Fund, which will be borne indirectly by Members, even if the Master Fund's overall returns are negative.

                              o Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                              o   To the extent the Master Fund purchases
                                  non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

                              o   The Master Fund may make additional
                                  investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                              o   Portfolio Funds may be permitted to
                                  distribute securities in-kind to investors making withdrawals of capital. Upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master

                                  Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund in connection with a repurchase by the Master Fund of all or a portion of its interests.

                              INVESTING IN A MASTER/FEEDER ARRANGEMENT
                              INVOLVES CERTAIN ADDITIONAL RISKS, INCLUDING THE
                              FOLLOWING:

                              o The Fund pursues its investment objective by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund's interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions.

                              o   A change in the investment objective,
                                  policies or restrictions of the Master Fund may cause the Fund to withdraw its investment in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objective and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. However, the Master Fund will notify the Fund at least 30 days before any such significant changes are implemented.

                              o Interests in the Master Fund may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act, and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the Master Fund.

                              o Other investors in the Master Fund may offer shares (or interests) to their respective investors that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

MANAGEMENT                    The Board of Managers has overall responsibility
                              for the management and supervision of the operations of the Fund. The initial Managers serving on the Board of Managers have been elected by the organizational Member of the Fund (who is affiliated with the Adviser). By signing the Company Agreement, each Member will be deemed to have voted for the election of each of the Managers. Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by Members. A majority of the Managers are persons who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or their affiliates (the "Independent Managers").
                              (SEE "Management of the Fund" and "Voting.")

                              The Master Fund also has a board of managers (the "Master Fund Board") which currently is comprised of the same individuals who comprise the Board of Managers of the Fund. The Master Fund Board has overall responsibility for the management and supervision of the operations of the Master Fund.

THE ADVISER                   The Adviser, Larch Lane Advisors LLC, a Delaware
                              limited liability company that is registered as an investment adviser under the Investment Advisers
                              Act of 1940, as amended (the "Advisers Act"), serves as the investment adviser of the Master
                              Fund and the Fund. LLA Holdings LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. As of March 31, 2010, the Adviser provided investment advisory services to client portfolios with assets of approximately $1.09 billion.

                              Pursuant to an investment management agreement with the Fund (the "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. In addition, pursuant to the terms of the Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Management Agreement. In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly fee equal to 0.104% (1.25% on an annual basis) of the Fund's net assets as of the end of the month (after adjustment for any purchases and repurchases of Units during the month) (the "Investment Management Fee"). The Investment Management Fee is payable in arrears within 30 business days after the end of the month.

                              Pursuant to its investment management agreement with the Master Fund (the "Master Fund Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program. In addition, pursuant to the terms of the Master Fund Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Master Fund Investment Management Agreement. The Master Fund does not pay any investment management fee to the Adviser under the Master Fund Investment Management Agreement. However, under that agreement, in the event the

                              Adviser ceases to serve as the investment adviser to each fund that invests substantially all of its assets in the Master Fund (each, a "Feeder Fund"), the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder Fund.

ADMINISTRATOR                 Pursuant to an administration agreement (the
                              "Administration Agreement"), SEI Investments
                              Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefor; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.
                              The Administrator may delegate certain of its administrative functions to other parties as it deems reasonable and appropriate, provided the provider and its services rendered to the Fund are disclosed to the Board. In consideration for these services, the Fund pays the Administrator a monthly administration and accounting fee of up to 0.0108% (0.13% on an annual basis) of the net assets of the Fund as of the end of the month (the
                              "Administration Fee"), which will decline to the extent the Fund's net assets exceed $100 million.
                              However, the Fund and Old Mutual Absolute Return
                              Fund, L.L.C. are collectively subject to a minimum
                              Administration Fee that is subject to increases in subsequent years and is allocated on a pro rata basis among the funds based on the net assets of each fund.

                              Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator an administration and accounting fee equal to 0.01% on an annual basis, calculated and assessed monthly, based on the net assets of the Master Fund as of the end of the month (the "Master Fund Administration Fee"). The Master Fund is also subject to a minimum Master Fund Administration Fee.

                              The Fund also pays the Administrator or its affiliates certain investor servicing (I.E., transfer-agency) fees.

CUSTODIAN AND ESCROW AGENT    SEI Private Trust Company serves as the custodian
                              for the assets of the Fund. SEI Private Trust
                              Company also serves as the escrow agent for the assets of the Fund.

FEES AND EXPENSES             The Adviser bears all of its own costs incurred in
                              providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers (except with respect to performing background checks on Portfolio Managers and retaining third parties to provide risk management services).

                              In addition to fees paid under the Investment Management Agreement, Distribution Agreement (defined below) and Administration Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to

                              Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, costs and expenses associated with background checks on Portfolio Managers, all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses of the Fund and Master Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                              The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0% - 2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. In addition, as an investor in Portfolio Funds, the Master Fund may also bear placement fees and/or repurchase or withdrawal fees, as well as other operating expenses of the Portfolio Funds.

                              The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.55% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. (SEE "Fees and Expenses.")

CONFLICTS OF INTEREST         The investment activities of the Adviser, the
                              Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund. (SEE "Conflicts of Interest.")

PURCHASES OF UNITS            Units are offered at the Fund's net asset value
                              per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.
                              Generally, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000. Member Service Providers have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000. The minimum initial investment for employees of the Adviser or a Member Service
                              Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.

                              The Fund expects to offer Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board of Managers. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The investor (or his or her duly authorized representative) must also submit a completed investor certification before the applicable purchase date. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

                              The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (previously defined as "OMIP") to act as the distributor for the sale of Units and to facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers). These services include, but are not limited to, handling inquiries regarding the Fund (for example, responding to questions concerning account balances and reports and tax information provided by the Fund); assisting in the enhancement of communications from the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of records; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.

                              As compensation for payments made to Member
                              Service Providers and/or for providing ongoing Member servicing activities, the Fund will pay the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of such month. Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Member Servicing Fee will be capped at 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering. (SEE "Purchases of Units - Plan of Distribution.")

INVESTOR SUITABILITY          An investment in the Fund involves substantial
                              risks and is not necessarily suitable for all eligible investors. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

INVESTOR ELIGIBILITY          The Fund intends to sell Units only to investors:
                              (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Member Service
                              Provider; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Member Service Providers through which Units in the Fund are offered; or
                              (iii) who are other customers or clients of Member
                              Service Providers or their affiliates, as authorized by the Distributor. In addition, these investors must be U.S. persons for Federal tax purposes and meet the following criteria: persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; entities having total assets of at least $5 million; entities all of whose beneficial owners themselves satisfy the aforementioned income or net worth criteria;
                              entities satisfying certain other qualification requirements as set forth in the form of Non-Individual Investor Certification contained in
                              Appendix C of this Prospectus; or entities (other than investment companies as defined in Section 3 of the 1940 Act) having a net worth of more than $1.5 million. Prospective investors meeting these standards are referred to in this Prospectus as "Eligible Investors." Each prospective investor will be required to certify that the Units being purchased are being acquired directly or indirectly for the account of an Eligible
                              Investor. An existing Member who is purchasing an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the investor certification that must be completed by each prospective investor (or his or her duly authorized representative). (The form of certification that each investor will be asked to sign is contained in Appendix C of this Prospectus.) Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended.

TRANSFER RESTRICTIONS         Units held by Members may be transferred only: (i)
                              by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the written consent of the Board of Managers
                              (which may be withheld in its sole discretion). A
                              Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. (SEE "Redemptions, Repurchase of Units and Transfers -- Transfers of
                              Units.")

REDEMPTIONS AND REPURCHASES   Units are not redeemable and a Member has no right
OF UNITS BY THE FUND          to require the Fund to redeem its Units. The Fund
                              will from time to time make offers to repurchase
                              Units from Members pursuant to written tenders.
                              Repurchase offers will be made at such times and on such terms as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board of Managers will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.
                              The Board of Managers will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund);
                              (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing
                              Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. (SEE "Redemptions,
                              Repurchases of Units and Transfers - No Right of
                              Redemption" and "- Repurchases of Units.")

                              The Company Agreement generally provides that the Fund will be dissolved if the Units of any Member that has submitted a written request to the Fund for the repurchase of all of its Units, in accordance with the terms of the Company Agreement, are not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                              If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. In addition, a Member who tenders for repurchase only a portion of its Units will be required to maintain a minimum investment balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families) or such other amount as is determined by the Board of Managers. The Fund maintains the right to reduce the portion of Units to be repurchased from a Member so that the required minimum investment balance is maintained.

                              The Fund may redeem all or a portion of Units if, among other reasons, ownership of Units by a Member would cause the Fund, the Master Fund or the Adviser to be in violation of, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described in this prospectus.

                              The Fund's tax reporting to Members is made on IRS Form 1099. (SEE "Tax Aspects.")

ERISA Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA") may invest in the Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the
                              Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (SEE "Tax Aspects" and "ERISA Considerations.")

REPORTS TO MEMBERS            The Fund will furnish to Members as soon as
                              practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Company Agreement.

FISCAL YEAR AND TAXABLE YEAR  For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The
                              12-month period ending December 31 of each year is the taxable year of the Fund.

                            SUMMARY OF FUND EXPENSES

      The following table illustrates the expenses and fees that the Fund expects to incur and that investors can expect to bear.

      INVESTOR TRANSACTION EXPENSES

         Sales Load................... .................................None(1)

      ANNUAL EXPENSES (as a percentage of net assets attributable to Units)

         Investment Management Fee....................................    1.25%

         Other Expenses(2)............................................    8.30%

         Acquired Fund (Portfolio Funds) Fees and Expenses(3).........    4.61%

         Total Annual Expenses(4).....................................   14.16%

               Amount Waived Under Expense Limitation Agreement(4)....    7.00%

         Net Annual Expenses After Expense Limitation

                 (including Portfolio Fund Fees and Expenses)(4).......   7.16%

-------------

(1) Under the terms of this Prospectus, investors in the Fund (who must meet the eligibility requirements described herein) will not be charged a sales load by the broker-dealer selling the Units. (SEE "Purchases of Units - Eligible Investors.")

(2) Reflects an estimate of all expected operating expenses for the Fund's current fiscal year, including an Administration Fee at the annual rate of 0.13% and a Member Servicing Fee at the annual rate of 0.50% to be paid to the Distributor. In addition, the Fund's "Other Expenses" include ordinary operating expenses of the Master Fund (including a Master Fund Administration Fee at the annual rate of 0.01% to be paid to the Administrator) that are expected to be borne by the Fund for the current fiscal year (but excluding any Portfolio Fund fees and expenses). The Fund's "Other Expenses" are based on the Fund's net assets as of March 31, 2010.

(3) Includes the fees and expenses of the Portfolio Funds in which the Master Fund is already invested in and intends to invest in based upon the anticipated net proceeds from this offering. Typical performance fees or allocations to be paid to a Portfolio Manager generally range between 15% to 25% of the net capital appreciation (if any) in the assets managed by the Portfolio Manager. Fees and expenses of Portfolio Funds are based on historic fees and expenses. Future Portfolio Funds' fees and expenses may be substantially higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. The amount of the Fund's average net assets used in calculating this percentage was based on the Fund's net assets as of March 31, 2010.

(4) The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.55% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the

     Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund. (SEE "Fees and Expenses.")

     The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Investment Advisory Services," "Fees and Expenses" and "Purchases of Units."

     EXAMPLE:

      An investor would pay the following expenses on a $250,000 investment, assuming a 5% annual return:*



     1 YEAR                 3 YEARS              5 YEARS              10 YEARS
     ------                 -------              -------              --------
      $17,707               $80,778              $132,823              $226,534


     The Example above is based on the fees and expenses set forth above and assumes that the Expense Limitation Agreement remains in effect for one year only (although it has an indefinite term). It should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund's actual rate of return may be greater or less than the hypothetical 5% return assumed in the example.

-------------
    * On an investment of $1,000, the Example would be as follows:

     EXAMPLE:

      An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


       1 YEAR               3 YEARS               5 YEARS              10 YEARS
       ------               -------               -------              --------
        $71                  $323                   $531                 $906


                              FINANCIAL HIGHLIGHTS

     The information contained in the table below sets forth selected information derived from: the financial statements contained in the Fund's annual reports for the fiscal periods ended March 31, 2010, March 31, 2009, March 31, 2008 and March 31, 2007 (collectively, the "Annual Reports"). The financial information for the fiscal years ended March 31, 2010 and March 31, 2009 has been audited by Rothstein, Kass & Company, P.C. ("Rothstein"). The financial information for the fiscal periods ended March 31, 2008 and March 31, 2007 is derived from financial statements which have been audited by the Fund's former independent public accounting firm. Rothstein's report, along with the Fund's financial statements, is included in the Annual Report for the fiscal year ended March 31, 2010. The Fund's Annual Reports have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website at www.sec.gov, and are also available upon request by calling (888) 266-2200.

                                                     For the year         For the year        For the year        November 1, 2006*
                                                         ended                ended              ended                  to
                                                     March 31, 2010       March 31, 2009      March 31, 2008        March 31, 2007
                                                     ---------------     ---------------     -----------------    -----------------

PER UNIT OPERATING PERFORMANCE
Net asset value, beginning
   of year / Issuance price                          $      101.00        $     100.00(4)
Income (loss) from investment operations:
   Net investment loss                                       (2.23)             (0.62)(4)         N/A                  N/A
   Net gain on investments                                    6.06                1.62(4)
                                              ----------------------     ------------------
Total from investment operations                              3.83                1.00(4)

Distributions                                                (0.36)                    -
                                              ---------------------      ------------------
Net asset value, end of year                         $      104.47       $      101.00(4)
                                              ======================     ==================

Total Return                                      3.79 %                  (3.05) %(5)              5.89   %              --  %

Net assets, end of period (in 000's)           $    1,776                 $  151                  $   209                $  100

Ratio to average members' capital:
    Expenses, before waivers and
       reimbursements (1)                        10.88 %                   91.39 %                142.31  %            83.60 % (2)
    Expenses, net of waivers and
       reimbursements (1)                         2.55 %                    2.55 %                  2.55  %             0.00 % (2)
    Net investment loss, before waivers
       and reimbursements                       (10.86)%                  (91.07)%               (142.06) %          (83.60) % (2)
    Net investment loss, net of waivers
       and reimbursements                        (2.53)%                   (2.23)%                 (2.30) %             0.00 % (2)

Portfolio turnover rate (5)                      35.03 %                   52.98 %                 25.01  %               --  %


*   Date of formation, prior to commencement of operations.

     (1) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

     (2)  Annualized.

     (3) Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

     (4) For the period January 1, 2009 through March 31, 2009. See Note 6 to the financial statements for additional information.

     (5) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 to the financial statements for additional information.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

                                    THE FUND

      Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company that is also registered under the 1940 Act. The Fund's principal office is located at c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573 and its telephone number is (888) 266-2200. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve on the Board of Managers of the Fund (the "Board of Managers"). Investors who purchase units of limited liability company interests in the Fund ("Units") in the offering being made hereby will become members of the Fund ("Members").

                        USE OF PROCEEDS; CASH EQUIVALENTS

      The net proceeds of the offering of Units (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Fund. During periods of adverse market conditions in the securities markets, as determined by Larch Lane Advisors LLC (the "Adviser"), the Fund or the Master Fund may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.") The Portfolio Managers (as defined below) may also invest in such cash equivalents.


                                    STRUCTURE

      The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The managers to these companies are typically compensated through asset-based (but not performance-based) fees.

      The Fund is similar to a private investment fund in that its Units will be sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act"). The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in an aggressive investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

      The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in the Master Fund. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a "master/feeder fund" arrangement. The Adviser is responsible for determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager.

      At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Fund seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Fund also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

      In allocating the assets of the Master Fund, the Adviser takes an "absolute return" approach, I.E., seeks to generate returns that are not highly correlated with the performance of major equity, bond or commodities markets. In doing so, the Adviser expects to emphasize investments with Portfolio Managers that pursue "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and
(v) Event Arbitrage. Long-Short Trading Strategies involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading. (SEE "Investment Strategies" for a description of various Relative Value Arbitrage and Long-Short Trading Strategies.) The Adviser may also allocate the assets of the Master Fund to Portfolio Funds employing a mix of other strategies including, among others, "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." It is expected that Portfolio Funds employing these strategies would comprise a smaller portion of the Master Fund's portfolio than Portfolio Funds employing Relative Value Arbitrage and Long-Short Trading Strategies. The strategies, as well as various others, that may be employed by Portfolio Managers are described below under "Investment Strategies."

      PORTFOLIO MANAGER SELECTION. The Adviser is responsible for researching and identifying Portfolio Managers and determining the portion of the Master Fund's assets to be allocated to each Portfolio Manager. Portfolio Managers are chosen on the basis of selection criteria established by the Adviser, including, but not limited to, an analysis of: the particular strategy employed by the Portfolio Manager and its expected correlation with the U.S. equities markets, the expected level of portfolio diversification, the Portfolio Manager's experience and reputation, applicable Portfolio Fund fees, anticipated risks versus projected returns, applicable liquidity terms and the Portfolio Manager's track record. Portfolio Managers generally will be compensated on terms which will usually include asset-based and performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund.

      The Fund's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Master Fund does not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Fund's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve attractive long-term risk-adjusted returns. The Adviser regularly monitors the performance of each Portfolio Fund and evaluates each Portfolio Manager to determine whether its investment program is consistent with the Master Fund's investment objective. The Adviser may: (i) reallocate the Master Fund's assets among Portfolio Managers; (ii) allocate the Master Fund's assets to new Portfolio Managers; and (iii) remove existing Portfolio Managers from the Master Fund's portfolio. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

      PORTFOLIO FUND INVESTMENTS AND INVESTMENT PRACTICES. Portfolio Managers may invest in a wide range of instruments and markets and may pursue various investment strategies. In addition to investments in equity and debt securities of U.S. and foreign issuers, Portfolio Managers may invest in equity-related instruments, currencies, commodities, futures, U.S.

and foreign equity-related instruments, debt-related instruments, notes, options, warrants, convertible securities, repurchase and reverse repurchase agreements, mortgage-related and other asset-backed securities, real estate investment trusts, swaps, other derivatives and cash or cash equivalents (such as treasury notes and bills, certificates of deposit, commercial paper, bankers acceptances or mutual funds that invest in these types of instruments). Some of these instruments may not be traded on public markets. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. Portfolio Managers are generally not limited in the markets in which they invest (either by location or type, such as large capitalization, small capitalization or foreign markets) or the investment disciplines that they may employ (such as value or growth or bottom-up or top-down analysis).

      Portfolio Managers may use various investment techniques for hedging and non-hedging purposes. For example, a Portfolio Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of a Portfolio Manager's investment program, and involves certain risks. Portfolio Managers may generally utilize leverage without limit, which also entails risk. Portfolio Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are generally not subject to any investment limitations imposed by the 1940 Act.

      1940 ACT LIMITATIONS. The Master Fund will limit its investment position in a Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Master Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in a Portfolio Fund, if investments in the Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund's assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

      TEMPORARY INVESTMENTS. Each Portfolio Manager and, during periods of adverse market conditions in the securities markets as determined by the Adviser, the Fund or the Master Fund, may temporarily invest all or any portion of their respective assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold cash. The Fund and the Master Fund also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.")

      THE FUND'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE FUND, THE MASTER FUND OR A PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, THE USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE MASTER FUND, AND, THEREFORE, THE FUND. INVESTORS SHOULD CONSIDER THE FUND AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE FUND COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

      The Master Fund seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

      It is currently expected that a majority of the Master Fund's portfolio will be comprised of Portfolio Funds employing "Relative Value Arbitrage Strategies" and "Long-Short Trading Strategies." The other portion of the Fund's portfolio is expected to be comprised of a mix of other strategies, including but not limited to "Global Macro," "Currency & Commodity Trading" and "Multi-Strategy." A description of these strategies follows. The discussion is not, in any way, intended to predict the mix of strategies that will be represented in the Fund's portfolio.

                            RELATIVE VALUE ARBITRAGE

      Relative Value Arbitrage Strategies generally involve the simultaneous purchase and sale of 'like' securities in order to seek to profit from pricing discrepancies between markets. The following strategies fall within this category, among others: (i) Convertible Arbitrage; (ii) Option Volatility Arbitrage; (iii) Capital Structure Arbitrage; (iv) Fixed Income Arbitrage; and
(v) Event Arbitrage.

     o CONVERTIBLE ARBITRAGE. Buying "long" a convertible bond or preferred stock and selling "short" the underlying common stock into which the bond or preferred stock may be converted in anticipation of profiting from a relative mispricing between them.

     o OPTION VOLATILITY ARBITRAGE. Purchasing an option when its implied volatility is below its historic mean and selling short the underlying security to hedge. Conversely, if implied volatility is above its historic mean, the Portfolio Manager would likely sell an option and buy the underlying security to hedge.

     o CAPITAL STRUCTURE ARBITRAGE. Buying "long" and selling "short" different classes of securities of the same issuer in anticipation of profiting from the relative mispricing between them. Convertible-bond arbitrage and equity-warrant arbitrage are forms of balance-sheet arbitrage.

     o FIXED INCOME ARBITRAGE. Purchasing government, corporate mortgage or bank debt securities and selling "short" government, corporate, mortgage or bank debt securities in anticipation of profiting from a relative mispricing between them.

     o EVENT ARBITRAGE. Investing in the securities of companies that are the subject of a corporate event, where there is a perceived differential between the current market price and the value to be received from the successful consummation of the anticipated corporate event. Conversely, short positions may be taken in anticipation of a failure of such events. Event arbitrage includes the following strategies, among others:

          o MERGER ARBITRAGE: Investing in the securities of publicly-traded companies involved in announced mergers or acquisitions, cash tender offers, exchange offers or corporate recapitalizations, either long or short, in expectation of profiting from the price differential between the purchase price of the securities and the value received for the securities as a result of or in expectation of the consummation of the event.

          o DISTRESSED SECURITIES INVESTING: Investing in the securities of companies involved in bankruptcies, liquidations, workouts and financial reorganizations, either long or short, in order to realize profit potential.

                                   LONG-SHORT

      Long-Short Trading Strategies generally involve the purchase of stocks which are believed to be undervalued and the selling short of stocks believed to be overvalued. Statistical Arbitrage and Fundamental Long-Short Strategies are among the strategies used in long-short trading.

     o STATISTICAL ARBITRAGE. Buying "long" a security, or a basket of securities, that are believed to be undervalued relative to their historic price and selling "short" a related security, or related basket of securities, that are believed to be overvalued relative to their historic price in anticipation of profiting as the prices of the securities, or baskets of securities, return to their historic prices.

     o FUNDAMENTAL LONG-SHORT. Buying "long" and selling "short" portfolios of securities which, in the aggregate, have limited market exposure using fundamental analysis in anticipation of profiting from the excess return provided by the portfolios over the market return.

                                OTHER STRATEGIES

      Portfolio Managers may also employ the following trading strategies, including, but not limited to, equity and fixed-income securities or currency and commodities using either technical or fundamental analysis or a combination thereof in order to profit from movements in the prices of these securities or commodities. Portfolio Managers may concentrate their trading in specific industry sectors and the nature of their trading activities may be either short- or long-term. Trading can include emerging market securities or commodities, and examples of relevant strategies include the following:

     o GLOBAL MACRO. Making opportunistic investments in any type of market or instrument that a Portfolio Manager believes offers a high profit potential, often based on macroeconomic supply-and-demand factors rather than company-specific analysis. Portfolio Managers employing this strategy may take large long or short positions in derivatives, currencies or commodities, as well as in various types of securities. Such positions may reflect the Portfolio Manager's views on the direction of an asset class, or may be offsetting positions that reflect the Portfolio Manager's views on the relative value of two or more asset classes.

     o CURRENCY & COMMODITY TRADING. This strategy can be employed as part of a Global Macro Strategy. Portfolio Managers employing this particular strategy purchase and sell local or foreign currency, commodity futures and options or such futures contracts based on supply and demand factors affecting price within each market. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

     o MULTI-STRATEGY. Portfolio Managers of multi-strategy funds can invest across a range of strategies and markets and have the unique ability to shift capital across a variety of strategies based on the market environment and the opportunities available in the financial markets.

NEGOTIATION OF TERMS

      In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees or allocations, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

      When determined to be appropriate, the Adviser will withdraw the Master Fund's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (E.G., to emphasize a certain strategy based on market conditions) or for specific reasons (E.G., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

      The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The termination of Portfolio Managers and the addition of Portfolio Managers do not require the approval of Members.

      Certain of the Portfolio Managers chosen for the Fund's portfolio may be registered as investment advisers under the Advisers Act, or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Fund to be so registered.

BORROWING; USE OF LEVERAGE

      The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Portfolio Funds generally are permitted to borrow money for a variety of purposes. The use of borrowings for investment purposes is known as "leverage" and involves a high degree of risk. It is not anticipated that borrowings for investment purposes (other than on a short-term basis) by the Master Fund would be a principal investment strategy of the Master Fund. Nevertheless, to the extent permitted by law, the Master Fund may borrow on a short-term basis (I.E., for repayment in less than 120 days) to meet repurchase requests or to make investments in Portfolio Funds pending the receipt of monies from anticipated purchases of Units and proceeds from any withdrawal of the Master Fund from a Portfolio Fund. The investment programs of certain Portfolio Managers may make extensive use of leverage.

      The Fund and Master Fund are subject to the 1940 Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of each of the Fund's and Master Fund's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Portfolio Funds (except for Portfolio Funds that are registered under the 1940 Act, if any) and, therefore, the Master Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds. (SEE "Investment Practices and Related Risk Factors - Leverage.") The Asset Coverage Requirement applies to borrowings by the Fund and Master Fund, as well as to other transactions by the Fund and the Master Fund that can be deemed to result in the creation of a "senior security." Generally, in conjunction with investment positions for the Fund and the Master Fund that are deemed to constitute senior securities, the Fund and the Master Fund must: (i) observe the Asset Coverage Requirement; (ii) maintain daily a segregated account in cash or liquid securities at such a level that the amount segregated plus any amounts pledged to a broker as collateral will equal the current value of the position; or (iii) otherwise cover the investment position with offsetting portfolio securities. Segregation of assets or covering investment positions with offsetting portfolio securities may limit the Fund's and the Master Fund's ability to otherwise invest those assets or dispose of those securities.

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

      All investments made by the Fund and Master Fund risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Fund, through the Master Fund, may be subject. No guarantee or representation is made that the Fund's or the Master Fund's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

      This section discusses the types of financial instruments that may be used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Master Fund and, therefore, the Fund.

      PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

      Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depositary receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

      Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

      COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

      CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

      The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

      A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Fund.

BONDS AND OTHER FIXED-INCOME SECURITIES

      Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

      Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

      Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

      Portfolio Managers may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes on interest, dividends, capital gains or other income; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

      Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors - Emerging Market Investments.")

      A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

      The Fund and the Master Fund are "non-diversified" investment companies. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of their assets that may be invested in the securities of any one issuer. Also, other than as required to qualify under Subchapter M of the Code, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Master Fund may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Master Fund generally does not invest more than 25% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

LEVERAGE

      Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Fund and Master Fund may also borrow money as discussed under "Investment Program - Borrowing; Use of Leverage."

      Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

      Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. These risks are magnified under circumstances where the Fund or the Master Fund engage in permissible borrowing transactions (as discussed in "Investment Program - Borrowing; Use of Leverage").

SHORT SALES

      Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

      To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

      Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

      Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

      Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

      Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

      Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Fund and the Master Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

      Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Units. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

      Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

      DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

      Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

      If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

      OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

      Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

      A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

      Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

      Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

      Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

      Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

      Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

      CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

      WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

      SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

      The Fund has claimed an exemption from the definition of the term commodity pool operator pursuant to Rule 4.5 under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

      FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

      EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

      Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

      Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Master Fund, will be subject to the Master Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

      Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (I.E., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale.

      Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

      In addition, the Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (SEE "Additional Risk Factors - Liquidity Risks.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

      The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% - 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

      The Fund and the Master Fund have limited operating histories upon which prospective investors can evaluate their likely performance. There can be no assurance that the Fund or the Master Fund will achieve their investment objective.

LIQUIDITY RISKS

      Units will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Fund to redeem its Units in the Fund. Although the Fund will offer to repurchase Units from time to time, a Member may not be able to liquidate its Units for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter. (SEE "Redemptions, Repurchases of Units and Transfers.")

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      Limitations on the Master Fund's ability to withdraw its assets from
Portfolio Funds may limit the Fund's ability to repurchase Units. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Master Fund's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Units will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Fund's ability to tender for repurchase its interests in the Master Fund.

COUNTERPARTY CREDIT RISK

      Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

      The Adviser invests assets of the Master Fund through the Portfolio Managers. The success of the Master Fund and thus the Fund depend upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Fund's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Master Fund invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Fund. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Master Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

      INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

      There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Master Fund or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

      RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Master Fund relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Units and, therefore, the amounts Members receive upon the repurchase of Units. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. The Master Fund expects to receive advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Master Fund's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

      For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund which, in turn, receives such information from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Fund's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Fund's annual report.

      ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Fund, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Fund, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations, placement fees and/or repurchase or withdrawal fees and other operating expenses borne by the Master Fund as an investor in Portfolio Funds.

      The fees and other expenses borne directly and indirectly by the Master Fund, including those fees, expenses and performance-based allocations that are borne by the Master Fund as an investor in Portfolio Funds, are higher than those of most other registered investment companies.

      The Master Fund, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Master Fund's actions or has incurred liabilities arising from the Master Fund's actions.

      INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Master Fund, and thus indirectly from investors in the Fund even if the Master Fund's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

      LIQUIDITY IMPLICATIONS. The Master Fund may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and adversely affect the Fund's investment return.

      Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Master Fund, making withdrawals of capital. Thus, upon the Master Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund's portfolio or distribute it to investors in the Master Fund. In the event the Fund was to receive such securities from the Master Fund, it would be required to dispose of such securities immediately either through liquidation or by distributing such securities to Members in connection with a repurchase by the Master Fund of all or a portion of its interests.

      LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Master Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Master Fund's investment in the Portfolio Fund.

SPECIAL TAX RISKS

     Special tax risks are associated with an investment in the Fund. The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to
(i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" or "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements imposed by Subchapter M. Each of these ongoing requirements for qualification for the favorable tax treatment for RICs requires that the Fund obtain information from the Portfolio Funds in which the Fund is invested. The Adviser has established internal policies and procedures for facilitating the information-gathering process and compliance with applicable qualification requirements.

      If before the end of any quarter of its taxable year, the Fund believes that it may fail the Subchapter M asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund, through the Master Fund, may try to acquire additional interests in Portfolio Funds to bring itself into compliance with the Subchapter M asset diversification test. However, the disposition of non-diversified assets, an action frequently taken by regulated investment companies to avert such a failure, may be difficult for the Fund to pursue because the Master Fund may effect withdrawals from a Portfolio Fund only at certain times specified by the governing documents of the particular fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a withdrawal from a Portfolio Fund referred to above may limit utilization of this cure period.

      If the Fund fails to satisfy the Subchapter M asset diversification or other RIC requirements, it may lose its status as a regulated investment company under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the Members. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a regulated investment company would have a material adverse effect on the value of the Units and the amount of the Fund's distributions. In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. If the Fund does not receive accurate information from the Portfolio Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income. (SEE "Tax Aspects.")

VALUATION ESTIMATES

      In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on the Portfolio Fund's annual audit. Revisions to the Fund's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Master Fund's annual audit is completed.

      Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. Portfolio Managers may use estimates in valuing these securities due to the inherent difficulty in ascertaining precise values. Therefore, the valuations of these securities may not be reflective of their actual sale price upon their realization. This risk is especially applicable to any Portfolio Fund assets allocated to "side pockets." These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Master Fund, even though Portfolio Managers may face a conflict of interest in valuing such securities because the values given to the securities can affect the compensation of the Portfolio Managers.

      The valuation of the Master Fund's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date may vary from the fair value of the investment as determined under procedures adopted by the Master Fund's board of managers (the "Master Fund Board"). In such event, the Master Fund might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Master Fund Board by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Master Fund's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Master Fund (and thus the Fund), as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Master Fund would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Master Fund, the Fund, new Members and Members whose Units are repurchased.

OTHER CONSIDERATIONS

      MASTER-FEEDER STRUCTURE. The Fund does not invest directly in individual securities. Instead, it invests all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Managers of the Fund believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in securities and other investments. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of its interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Units. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any in-kind distributions. A change in the investment objective, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objective, policies or restrictions to conform to those of the Master Fund. The investment objectives and certain investment restrictions of the Master Fund may be changed without the approval of investors in the Master Fund. These investments may include other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. In addition, to the extent the Fund's assets are invested in the Master Fund, certain conflicts of interest may exist due to different tax considerations applicable to the Fund and other feeder funds. These conflicts may result in the Master Fund making investments that may have a negative tax impact on certain feeder funds (potentially, the Fund, for example) and not on others.

      CONSIDERATIONS FOR ERISA PLANS AND OTHER TAX-EXEMPT INVESTORS. Investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the prohibited transaction provisions of Section 4975 of the Code, and other tax-exempt investors, may purchase Units. Because the Fund is a registered investment company, the Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. Similarly, because the Master Fund is a registered investment company, the Master Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Code. For further information regarding an investment in the Fund by investors subject to ERISA, see "ERISA Considerations." Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. (SEE "Tax Aspects" and "ERISA Considerations.")

      FOREIGN TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Master Fund, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

      DILUTION. In the case of Portfolio Managers that limit the amount of additional capital which they will accept from the Master Fund, continued sales of the interests in the Master Fund will dilute the participation of existing members in such Portfolio Funds.

      CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Fund less profitable or unprofitable.

      WITHDRAWAL BY ADVISER OR ITS AFFILIATES. The Adviser, or an affiliate of the Adviser, may determine to make an investment in the Fund. The Adviser or its affiliate is generally not restricted in its ability to have its Units repurchased by the Fund in connection with a repurchase offer conducted by the Fund in accordance with applicable law. As a result, the Adviser or its affiliate may reduce significantly its investment in the Fund, or may withdraw completely as a Member. If the investment is significant, this could have a negative effect on the Fund including causing the Fund's fixed expenses to increase as a percentage of the Fund's net asset value.

     POSSIBLE U.S. WITHHOLDING TAX ON CERTAIN NON-U.S. PORTFOLIO FUNDS. Under recently enacted legislation, a U.S. withholding tax of 30% will apply to certain payments (including payments of gross proceeds) made after December 31, 2012 to certain non-U.S. Portfolio Funds, with respect to certain U.S. investments, unless such Portfolio Funds enter into an agreement with the Internal Revenue Service identifying certain direct and indirect U.S. equityholders.

      THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE FUND. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE PROSPECTUS.


                               PERFORMANCE HISTORY

     The Fund has a limited operating history. Appendix D contains investment performance information for another investment vehicle that is managed by the Adviser using the same personnel that manage the Fund in accordance with an investment program that is substantially similar to the Fund's investment program (the "Other Vehicle"). The Other Vehicle performance information is provided to illustrate the experience and historic investment results obtained by the Adviser. It does not represent the investment performance of the Fund. In addition, Appendix D provides the Fund's and the Master Fund's actual investment performance since each commenced operations. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix D. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.


                      INVESTMENT POLICIES AND RESTRICTIONS

     The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Fund may not:

o Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

o Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies.

o Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

o Invest in commodities or commodity contracts, except that the Fund may purchase and sell foreign currency, options, futures and forward contracts, including those related to indices, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that: (i) the Fund may pursue its investment objective by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the
     Fund); and (ii) the Fund (if it invests directly in Portfolio Funds rather than the Master Fund) and the Master Fund will invest 25% or more of the value of their respective total assets in Portfolio Funds except during temporary adverse market conditions affecting Portfolio Funds in which they may invest. Additionally, neither the Fund nor the Master Fund may invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

     The investment objective of the Fund is also fundamental and may not be changed without a vote of a majority of the Fund's outstanding Units.

     Under the 1940 Act, the vote of a majority of the outstanding Units of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called: (i) of 67% or more of the Units present at the meeting, if the holders of more than 50% of the outstanding Units of the Fund are present or represented by proxy; or (ii) of more than 50% of the outstanding Units of the Fund, whichever is less.

     If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's or the Master Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

     The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Brokerage" and "Conflicts of Interest.")

     The Master Fund has adopted substantially similar investment restrictions to those applicable to the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF MANAGERS

         The Board of Managers has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Managers do not contribute to the capital of the Fund in their capacity as Managers, but may purchase Units, subject to the eligibility requirements described in this Prospectus. The Board of Managers also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.

         Mr. Appelstein, the president and principal executive officer of the Fund and the Executive Vice President and Head of Institutional Sales and Marketing of Old Mutual (US) Holdings, Inc., the parent company of the Adviser, serves as chairman of the Board of Managers (the "Chairman"). Although he is an "interested person" of the Fund, as defined by the 1940 Act, the Board of Managers believes that by having the Fund's principal executive officer serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Managers (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect Members' interests. Furthermore, as summarized below, the Board of Managers has two committees performing critical functions for the Fund's governance and operations: the Audit Committee and the Governance and Nominating Committee, both of which are comprised exclusively of Independent Managers. Although the Fund does not have a "lead" Independent Manager, the Board of Managers believes that adequate independent leadership is present given the relatively small size of the Board of Managers (75% of which is represented by Independent Managers) and that each of the Fund's critical committees of the Board of Managers (Audit and Governance and Nominating) is chaired by an Independent Manager.

         Information regarding each of the Managers and officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573.

------------------------- ------------------ --------------------------------------- --------------- -----------------------
NAME, AGE, AND POSITION   TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF       PRESENT OR PAST
WITH THE FUND             AND LENGTH OF      YEARS                                   FUNDS IN FUND   (WITHIN 5 YEARS)
                          TIME SERVED                                                COMPLEX         OTHER DIRECTORSHIPS
                                                                                     OVERSEEN BY     HELD BY MANAGERS
                                                                                     MANAGER
----------------------------------------------------------------------------------------------------------------------------

                                                  DISINTERESTED MANAGERS
----------------------------------------------------------------------------------------------------------------------------

Gerald Hellerman          Indefinite/Since   Principal, Hellerman Associates               6         Director, The Mexico
                          February 2007      (financial and corporate consulting),                   Equity and Income
Year of Birth:  1937                         1993 - present; Chief Compliance                        Fund, Inc., June 2001
                                             Officer and Chief Financial Officer,                    - present; Director
Manager                                      The Mexico Equity and Income Fund,                      and Audit-Chair, MVC
                                             Inc., June 2001 - present; Chief                        Capital Inc., March
                                             Compliance Officer and Chief                            2003 - present;
                                             Financial Officer, Special                              Director, Brantley
                                             Opportunities Fund, Inc., August 2009                   Capital, March 2003 -
                                             - present; President, Innovative                        March 2006 and March
                                             Clinical Solutions, May 2002 - 2008.                    2007 - present;
                                                                                                     Director, Special
                                                                                                     Opportunities Fund, Inc.,
                                                                                                     August 2009 - present;
                                                                                                     Director, Innovative Clinical
                                                                                                     Solutions, May 2002 - 2008;
                                                                                                     Director and Audit-Chair,
                                                                                                     AirNet Systems, July 2005 -
                                                                                                     May 2008; Director, FNC
                                                                                                     Realty, May 2002 - 2007;
                                                                                                     Director, Element Long/Short
                                                                                                     Equity, May 2005 - November
                                                                                                     2005.
------------------------- ------------------ --------------------------------------- --------------- ------------------------------

Paul D. Malek             Indefinite/Since   General Counsel, Stonehill Capital            6         None
                          February 2007      Management LLC, April 2009 - present;
Year of Birth:  1967                         General Counsel, Latigo Partners, LP
                                             (hedge fund), February 2006 - March
Manager                                      2009; Associate, Milbank, Tweed,
                                             Hadley & McCloy LLP, May 2001 -
                                             January 2006.

-----------------------------------------------------------------------------------------------------------------------------------

George W. Morriss         Indefinite/Since   Retired                                       6         Trustee/Director,
                          February 2007                                                              open-end and
Year of Birth:  1947                                                                                 closed-end funds in
                                                                                                     Neuberger Berman Fund
Manager                                                                                              Complex, February
                                                                                                     2007 - present;
                                                                                                     Advisory Director,
                                                                                                     Berkshire Capital
                                                                                                     Securities, August
                                                                                                     2006 - February 2007
                                                                                                     and July 2009 -
                                                                                                     present; Director,
                                                                                                     Lehman Brothers First
                                                                                                     Trust Income
                                                                                                     Opportunity Fund,
                                                                                                     July 2003 - April
                                                                                                     2006; Trustee,
                                                                                                     Element Long/Short
                                                                                                     Funds, March 2005 -
                                                                                                     September 2005.
------------------------- ------------------ --------------------------------------- --------------- ------------------------------

                                                  Interested Manager
-----------------------------------------------------------------------------------------------------------------------------------

Matthew Appelstein *      Indefinite/Since   Executive Vice President/Head of              6         Trustee,
                          April 2008         Global Sales and Marketing, Old                         TS&W/Claymore Tax-Advantage
Year of Birth:  1961                         Mutual (US) Holdings Inc., October                      Balanced Fund,
                                             2008 - present; Senior Vice                             November 2004 -
Manager, President and                       President, Old Mutual (US) Holdings                     present; Trustee, Old
Chief Executive Officer                      Inc., October 2006 - October 2008;                      Mutual/Claymore
                                             Vice President, Old Mutual (US)                         Long-Short Fund,
                                             Holdings, Inc., December 2003 -                         April 2005 - present;
                                             October 2006.                                           Director, Old Mutual Global
                                                                                                     Funds plc, May 2008 - present;
                                                                                                     Trustee, Old Mutual Investment
                                                                                                     Partners, August 2009 -
                                                                                                     present; Manager, Director,
                                                                                                     Old Mutual Asset Management
                                                                                                     International, Ltd., November
                                                                                                     2009 - present.

-------------------------- ------------------- ------------------------------------------------------------------------------------

* Mr. Applestein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, becaue he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.




NAME, AGE, AND POSITION    TERM OF             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
WITH THE FUND              OFFICE*AND LENGTH
                           OF TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Officers
-----------------------------------------------------------------------------------------------------------------------------------

Ross Weissman              Indefinite/Since                Chief Financial Officer, Larch Lane Advisors LLC, 2005 - present;
                           February 2007                   Controller and Chief Financial Officer, Larch Lane Advisors LP, 1999
                                                           - 2005.
Year of Birth:  1970

Treasurer and Chief
Financial Officer
-------------------------- ------------------- ------------------------------------------------------------------------------------

Stephen A. McShea          Indefinite/Since                Chief Compliance Officer and General Counsel, Larch Lane Advisors LLC,
                           September 2009                  June 2009 - present; Associate, Dechert LLP, May 2004 - February 2009.
Year of Birth:   1971

Chief Compliance Officer
-------------------------- ------------------- ------------------------------------------------------------------------------------
*Officer of the Fund until such time as his or her successor is duly elected and qualified.


      The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by a vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment, at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

      As of the date of this Prospectus, other than as described above, none of the Managers who are not "interested persons" (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the "Independent Managers") who is a manager, director or trustee of another investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

      As of the date of this Prospectus, the Managers and officers as a group owned an aggregate of less than 1% of the outstanding interests of the Fund and none of the Independent Managers or any of their immediate family members owned beneficially or of record any securities in the Adviser or Old Mutual Investment Partners ("OMIP"), or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or OMIP.


      SHARE OWNERSHIP

      The following tables set forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2009.

                              INDEPENDENT MANAGERS


                                                Aggregate Dollar Range of Equity Securities of All
                                                 Registered Investment Companies Overseen by
                      Dollar Range of Equity               Manager in Family of
  Name Of Manager    Sscurities Of The Fund                Investment Companies*
  ---------------    ----------------------                --------------------

Gerald Hellerman                        None                       None

Paul D. Malek                           None                       None

George W. Morriss                       None                $10,001 - $50,000


*The family of registered investment companies includes the Fund, the Master Fund, Old Mutual Emerging Managers Master Fund, L.L.C., Old Mutual Absolute Return Fund, L.L.C., Old Mutual Emerging Managers Fund, L.L.C. and Old Mutual Emerging Managers Institutional Fund, L.L.C.

                               INTERESTED MANAGER


                                               Aggregate Dollar Range of Equity
                                                 Securities of All Registered
                                               Investment Companies Overseen by
                     Dollar Range of Equity         Manager in Family of
  Name Of Manager    Securities Of The Fund         Investment Companies*
  ---------------    ----------------------    -------------------------------

Matthew Appelstein           None                           None


*The family of registered investment companies includes the Fund, the Master Fund, Old Mutual Emerging Managers Master Fund, L.L.C., Old Mutual Absolute Return Fund, L.L.C., Old Mutual Emerging Managers Fund, L.L.C. and Old Mutual Emerging Managers Institutional Fund, L.L.C.

COMPENSATION

      The following table sets forth the approximate aggregate compensation the Fund paid to the Independent Managers and the aggregate compensation paid by all investment companies in the Fund Complex to the Independent Managers for the fiscal year ended March 31, 2010. No compensation is paid by the Fund to Managers who are "interested persons" (as defined by the 1940 Act), if any, of the Fund, the Adviser or their affiliates.


                                                          Pension or
                                    Aggregate        Retirement Benefits        Estimated        Total Compensation
                                   Compensation       Accrued as Part of     Annual Benefits        from the Fund
       Name Of Person             From The Fund         Fund Expenses        Upon Retirement      And Fund Complex
       --------------             -------------         -------------        ---------------      ----------------

Gerald Hellerman                     $2,500                None                 None                 $15,000

Paul D. Malek                        $2,500                None                 None                 $15,000

George W. Morriss                    $2,500                None                 None                 $15,000


      Currently, the Independent Managers are each paid an annual retainer of $2,500 by the Fund and are reimbursed by the Fund for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Fund. It is estimated that each Independent Manager would receive a total of $15,000 per year (plus expenses) from the Fund Complex. In addition to compensation from the Fund, the compensation would come from the Master Fund, Old Mutual Emerging Managers Institutional Fund, L.L.C., Old Mutual Emerging Managers Master Fund, L.L.C., Old Mutual Absolute Return Fund, L.L.C. and Old Mutual Emerging Managers Fund, L.L.C., which are part of the Fund Complex.

COMMITTEES

     The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Fund. The primary duties of the Audit Committee are:
(i) to recommend to the full Board of Managers and to approve the independent registered public accounting firm to be retained by the Fund each fiscal year;
(ii) to meet with the Fund's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Fund's risk management processes by, among other things, meeting with the Fund's auditors and overseeing the Fund's disclosure controls and procedures (including the Fund's internal controls over financial reporting); and (v) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Managers of the Fund has adopted a written charter for the Audit Committee. During the fiscal year ended March 31, 2010, the Audit Committee held three meetings.

      The Board of Managers has also formed a Governance and Nominating Committee ("Nominating Committee") comprised of the Independent Managers to which the discretion to select and nominate candidates to serve as Independent Managers has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Fund's Independent Managers, the Nominating Committee may consider nominations for the office of Independent Manager made by investors in the Fund or by Fund management as it deems appropriate.

     Although the Board of Managers does not have a formal diversity policy, the Board of Managers endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board of Managers accorded particular weight to the individual professional background of each Independent Manager, as set forth in their biographies included in the table contained in "Management of the Fund--Board of Managers." In considering the nominees for election as Managers, the Nominating Committee and the Board of Managers took into account a variety of factors, including each nominee's professional background and experience. In addition, the Board of Managers considered that each Manager also serves as a manager of each of the other funds in the Fund Complex, including the Master Fund. In this regard, the Board of Managers accorded weight to the efficiencies associated with maintaining a common directorship of a single Fund Complex. The Independent Managers also considered that Mr. Appelstein is not an Independent Manager, but recognized that he is a senior management representative of the Adviser's parent, Old Mutual (US) Holdings Inc., and, as such, helps foster the Board of Managers' direct access to information regarding the Adviser and its affiliates.

     Members who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573; Attention: Old Mutual Absolute Return Institutional Fund, L.L.C. During the fiscal year ended March 31, 2010, the Nominating Committee held no meetings.

PROXY VOTING

      The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Master Fund, relating to the Master Fund's investments in Portfolio Funds (and any other Fund investments), in a manner that seeks to serve the best interests of the Fund and the Master Fund, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund and the Master Fund. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues. It is important to note that the Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the Fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. In addition, the Adviser may waive a Fund's voting rights attributable to the Fund's interests in Portfolio Funds, as set forth in "Investment Program - Investment Objective" of the Fund's prospectus. Information regarding how the Adviser voted any proxies on behalf of the Fund during the twelve-month period ending June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained, (i) without charge, upon request, by calling toll-free (888) 266-2200 and (ii) on the SEC's Internet web site at http://www.sec.gov.

                          INVESTMENT ADVISORY SERVICES

THE ADVISER

      The Adviser, a Delaware limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), serves as the investment adviser of the Master Fund and the Fund. LLA Holdings LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings Inc., which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. As of March 31, 2010, the Adviser provided investment advisory services to client portfolios with assets of approximately $1.09 billion.

     Pursuant to an investment management agreement with the Fund, dated as of February 8, 2007 (the "Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing management services to the Fund. The Adviser is authorized to pursue the investment objective of the Fund by investing substantially all of the Fund's assets in another pooled investment fund that is managed by the Adviser and has the same investment objective and substantially the same investment policies as the Fund. Relying on this authority, the Adviser has determined to pursue the Fund's investment program by investing the Fund's assets in the Master Fund. In addition, pursuant to the terms of the Investment Management Agreement, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Investment Management Agreement. In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly fee equal to 0.104% (1.25% on an annual basis) of the Fund's net assets as of the end of the month (after adjustment for any purchases and repurchases of Units during the month) (the "Investment Management Fee"). The Investment Management Fee is payable in arrears within 30 business days after the end of the month. After taking into account the Expense Limitation, the Fund accrued advisory fees payable to the Adviser of $1,524 for the fiscal year ended March 31, 2008, $2,057 for the fiscal year ended March 31, 2009 and $18,659 for the fiscal year ended March 31, 2010.

      Pursuant to its investment management agreement with the Master Fund, dated as of October 13, 2006 (the "Master Fund Investment Management Agreement"), the Adviser is responsible for developing, implementing and supervising the Master Fund's investment program. In addition, pursuant to the terms of the Master Fund Investment Management Agreement, subject to the approval of the Master Fund Board and the members of the Master Fund, the Adviser is authorized to retain any registered investment adviser to provide any or all of the investment advisory services required to be provided to the Master Fund or to assist the Adviser in providing these services. The Adviser also provides office space, telephone and utilities and certain other administrative services (including legal and compliance services relating to the provision of investment advisory services) as well as secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Master Fund Investment Management Agreement. The Master Fund does not pay any investment management fee to the Adviser under the Master Fund Investment Management Agreement. However, under that agreement, in the event the Adviser ceases to serve as the investment adviser to each fund that invests substantially all of its assets in the Master Fund (each, a "Feeder Fund"), the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder Fund.

      The Investment Management Agreement was initially approved by the Board of Managers (including the vote of all of the Independent Managers), at a meeting held in person on February 8, 2007, and was approved on February 8, 2007 by William J. Landes, as the organizational Member of the Fund. At a meeting of the Board of Managers held on September 15, 2009, all of the Managers, including all of the Independent Managers, approved the renewal of the Investment Management Agreement for an additional one-year term. (A discussion regarding the basis for the Board's most recent approval of the renewal of the Investment Management Agreement is available in the Fund's Semi-Annual Report filed on December 8, 2009.) The Master Fund Investment Management Agreement was initially approved on October 13, 2006 by the Master Fund Board (including the vote of each of the independent managers of the Master Fund), at a meeting held in person, and was approved on October 13, 2006 by Old Mutual Capital, Inc., as the initial member of the Master Fund. At a meeting of the Master Fund Board held on September 15, 2009, all of the Managers of the Master Fund, including all of the

Independent Managers of the Master Fund, approved the renewal of the Master Fund Investment Management Agreement for an additional one-year term. (A discussion regarding the basis for the Master Fund Board's most recent approval of the renewal of the Master Fund Investment Management Agreement is available in the Master Fund's Semi-Annual Report filed on December 8, 2009.) The Investment Management Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Board of Managers; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; or (iii) the Adviser. Similarly, the Master Fund Investment Management Agreement is terminable without penalty, on 60 days' prior written notice by: (i) the Master Fund Board; (ii) vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or (iii) the Adviser.

      The Investment Management Agreement and the Master Fund Investment Management Agreement may each be continued in effect from year to year if its continuance is approved annually by: (i) in the case of the Investment Management Agreement, either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval; and (ii) in the case of the Master Fund Investment Management Agreement, either the Master Fund Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the independent managers of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The agreements also provide that they will terminate automatically in the event of their "assignment," as defined by the 1940 Act and the rules thereunder.

      The Investment Management Agreement provides that the Adviser will not be liable to the Fund for any loss suffered by the Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Investment Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Investment Management Agreement.

      The Master Fund Investment Management Agreement provides that the Adviser will not be liable to the Master Fund for any loss suffered by the Master Fund sustained by reason of good faith errors or omissions of the Adviser or any affiliate of the Adviser, or their respective directors, officers or employees, in connection with the performance by the Adviser of its duties under the Master Fund Investment Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the Master Fund Investment Management Agreement, or from reckless disregard by the Adviser of its obligations and duties under the Master Fund Investment Management Agreement.

INFORMATION REGARDING THE INDIVIDUALS RESPONSIBLE FOR PORTFOLIO MANAGEMENT

      The day-to-day management of the Fund's and the Master Fund's portfolio will be the responsibility of the Adviser's Investment Committee, which is led by Mark Jurish, the Adviser's Chief Investment Officer, and also includes Kenneth Stemme and Kevin Mirabile.

MARK JURISH, Chief Investment Officer, founded Larch Lane Advisors L.P., the predecessor entity of the Adviser, in August 1999. He has managed accounts that are managed by the Adviser from their inception. In addition, he is the founder and Chief Executive Officer of the managing entities of private investment vehicles that invest in early-stage hedge funds. Prior to joining the Adviser, Mr. Jurish was Managing Director at Paloma Partners, a firm that he joined in 1988. At Paloma, Mr. Jurish was primarily responsible for evaluating, selecting, and monitoring suitable investments for various Paloma trading entities, as well as creating and structuring new products. From 1986 to 1988, Mr. Jurish was employed at Skadden, Arps, Slate, Meagher & Flom as a specialist in financial investment modeling and management consulting. Mr. Jurish began his financial career in 1984 at Arthur Young & Company (a predecessor of Ernst & Young, LLP), an international accounting and consulting firm, where Paloma Partners was one of his main clients. He served as an Independent Trustee of an investment manager's investment grade municipal fund. Previously, he served on the Best Practices Committee of the Greenwich Roundtable and on the Board of Directors for the Managed Funds Association. Mr. Jurish received his B.A. from State University of New York at Albany and his M.B.A. in Finance from New York University.

Mr. Jurish is a member of the Investment Committee.

KENNETH W. STEMME, Director of Research, joined the Adviser in April 2007. Mr. Stemme was previously a Senior Vice President and Director of Hedge Fund Investments at Northern Trust Global Advisors, where he managed approximately $1 billion in assets and chaired the Hedge Fund Investment Committee. Prior to joining Northern Trust in 2003, Mr. Stemme was a Managing Director in the Alternative Investment Group at American Express Asset Management. From 1999 to 2002, Mr. Stemme was Executive Director in the Alternative Investment Group at CIBC Oppenheimer, where he was involved in the creation and management of a registered fund of funds. From 1990 through 1998, Mr. Stemme worked at Harris Associates, last serving as a research associate. Mr. Stemme received his B.A. from Cornell University and his M.B.A. from DePaul University.

Mr. Stemme is a member of the Investment Committee.

KEVIN MIRABILE, Chief Operating Officer, joined the Adviser in May 2008. Immediately prior to joining Larch Lane, Mr. Mirabile was C.O.O. of Orca Asset Management, a registered investment adviser. Mr. Mirabile has over 20 years of business development, regulatory, financing, trading and sales experience with the hedge fund sector dating back to 1983. Mr. Mirabile was previously a principal at Morgan Stanley, President of the Morgan Stanley Trust Company, an Executive V.P. at Daiwa Securities and a Managing Director and Operating Committee Member of Barclays Capital. At Barclays he headed the firm's Collateralized Finance Division from 1998 to 2004, which included Global Futures, Corporate Bond and Treasury Repo and the firms multi asset class Prime Brokerage and electronic execution business. He was also responsible globally for the firm's business development and relationship management with the hedge fund sector. Mr. Mirabile is a C.P.A., a member of the A.I.C.P.A., the International Association of Financial Engineers, the Greenwich Roundtable's Founders Council and is a part-time Adjunct Professor of Finance at Fordham University's Graduate School of Business where he teaches an introductory course on hedge fund investment management. Mr. Mirabile received his B.S. in Accounting from State University of New York at Albany and his M.S. in Banking and Finance from Boston University.

Mr. Mirabile is a member of the Investment Committee.


OTHER FUNDS AND ACCOUNTS MANAGED

         The following table sets forth information about funds and accounts, other than the Fund and the Master Fund, for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management as of March 31, 2010.


                                                                           POOLED INVESTMENT VEHICLES
                                      REGISTERED INVESTMENT COMPANIES               MANAGED               OTHER ACCOUNTS MANAGED
                                      MANAGED BY THE PORTFOLIO MANAGER      BY THE PORTFOLIO MANAGER     BY THE PORTFOLIO MANAGER
                                    -----------------------------------   ----------------------------   --------------------------

                                                                                                                      TOTAL
NAME OF PORTFOLIO MANAGER               NUMBER         TOTAL ASSETS      NUMBER       TOTAL ASSETS      NUMBER       ASSETS
-----------------------------          -------         ------------     --------      ------------     --------     --------
                                         4                 $36             19           $996            1             $52
Mark Jurish                                              million                      million                       million
                                         4                 $36             19           $996            1             $52
Kenneth Stemme                                           million                      million                       million
                                         4                 $36             19           $996            1             $52
Kevin Mirabile                                           million                      million                       million


                                                               POOLED INVESTMENT VEHICLES
                        REGISTERED INVESTMENT COMPANIES              MANAGED BY THE                       OTHER ACCOUNTS
                       MANAGED BY THE PORTFOLIO MANAGER             PORTFOLIO MANAGER            MANAGED BY THE PORTFOLIO MANAGER
                       ----------------------------------       --------------------------      ------------------------------------

                                          TOTAL ASSETS
                        NUMBER WITH           WITH           NUMBER WITH    TOTAL ASSETS WITH     NUMBER WITH    TOTAL ASSETS WITH
NAME OF  PORTFOLIO    PERFORMANCE-        PERFORMANCE-      PERFORMANCE-    PERFORMANCE-          PERFORMANCE-     PERFORMANCE-
MANAGER                BASED FEES           BASED FEES         BASE FEES      BASED FEES          BASED FEES       BASED FEES
------------------    ----------------  -----------------  --------------   -----------------    --------------   -----------------
                                                                               $544
Mark Jurish                 0                $0                 5              million                0               $0
                                                                               $544
Kenneth Stemme              0                $0                 5              million                0               $0
                                                                               $544
Kevin Mirabile              0                $0                 5              million                0               $0

-----------------------------------------------------------------------------------------------------------------------------




      Investment decisions at the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk and strategy, and to review forthcoming investment decisions.


COMPENSATION PROGRAM

      Compensation for the Portfolio Managers is a combination of a fixed salary and a bonus. The bonus paid to a Portfolio Manager for any year may be made with reference, in part, to the performance of the Fund or the Master Fund or any other fund or account managed by the Adviser during such year. The amount of salary and bonus paid to the Portfolio Managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the Portfolio Managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus, without any contribution from the Adviser, into a tax-qualified retirement plan.


POTENTIAL MATERIAL CONFLICTS OF INTEREST

      Real, potential or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Portfolio Managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (SEE "Conflicts of Interest.")


FUND OWNERSHIP

      The following table sets forth the dollar range of Units beneficially owned by the Portfolio Managers as of the date of this Prospectus.


PORTFOLIO MANAGER                               DOLLAR RANGE
Mark Jurish                                         None
Kenneth Stemme                                      None
Kevin Mirabile                                      None

                                     VOTING

      Each Member has the right to cast a number of votes based on the value of the Member's respective Units at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Fund and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Fund's business, and may not act for or bind either the Fund or the Master Fund.

      Notwithstanding the foregoing, the Fund will seek instructions from Members with regard to voting proxies of the Master Fund and vote such proxies of the Master Fund only in accordance with such instructions, or will vote its interests in the Master Fund in the same proportion and in the same manner as the interests of all other members of the Master Fund are voted.

                                    BROKERAGE

      Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

      The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

      Consistent with the principle of seeking best execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Fund invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Fund invests.


                            ADMINISTRATION AGREEMENT

      Pursuant to an administration agreement (the "Administration Agreement"), SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefor; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund. The Administrator may delegate certain of its administrative functions to other parties as it deems reasonable and appropriate, provided the provider and its services rendered to the Fund are disclosed to the Board. In consideration for these services, the Fund pays the Administrator a monthly administration and accounting fee of up to 0.0108% (0.13% on an annual basis) of the net assets of the Fund as of the end of the month (the "Administration Fee"), which will decline to the extent the Fund's net assets exceed $100 million. However, the Fund and Old Mutual Absolute Return Fund, L.L.C. are collectively subject to a minimum Administration Fee that is subject to increases in subsequent years and is allocated on a pro rata basis among the funds based on the net assets of each fund.

      Pursuant to the Administration Agreement, the Administrator provides or arranges for the provision of similar administrative services to the Master Fund. In consideration for these services, the Master Fund pays the Administrator an administration and accounting fee equal to 0.01% on an annual basis, calculated and assessed monthly, based on the net assets of the Master Fund as of the end of the month (the "Master Fund Administration Fee"). The Master Fund is also subject to a minimum Master Fund Administration Fee.

      The Fund also pays the Administrator or its affiliates certain investor servicing (I.E., transfer-agency) fees.

                           CUSTODIAN AND ESCROW AGENT

      SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: General Counsel.

      SEI Private Trust Company (the "Escrow Agent") also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. The Escrow Agent's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: General Counsel.

                                FEES AND EXPENSES

      The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Fund and the Master Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers (except with respect to performing background checks on Portfolio Managers and retaining third parties to provide risk management services).

      In addition to fees paid under the Investment Management Agreement, Distribution Agreement (defined below) and Administration Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund's investments, including its investments in Portfolio Funds, costs and expenses associated with background checks on Portfolio Managers, all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody and escrow fees and expenses of the Fund and Master Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of Managers and the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

      The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. In addition, as an investor in Portfolio Funds, the Master Fund may also bear placement fees and/or repurchase or withdrawal fees, as well as other operating expenses of the Portfolio Funds.

     The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.55% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense Limitation in effect at the time of reimbursement. The Expense Limitation Agreement will remain in effect until terminated by the Fund.

                               NET ASSET VALUATION

      The Fund sells Units at their offering price, which is equal to the "net asset value" per Unit. The net asset value of the Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased; or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

      The net asset value of the Fund is determined by or at the direction of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers. The net asset value of the Fund is based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is based primarily on the fair value of each of its interests in Portfolio Funds.

      In accordance with the policies discussed below, investments in Portfolio Funds are valued at their "fair values." Ordinarily, these will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Master Fund's interest in a Portfolio Fund will represent the amount that the Master Fund could reasonably expect to receive from the Portfolio Fund if the Master Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Portfolio Funds provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Portfolio Managers. In the unlikely event that a Portfolio Fund does not report a value to the Master Fund on a timely basis, the Master Fund would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

      Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Master Fund for valuing its own investments. Furthermore, prior to the Master Fund investing in a Portfolio Fund, the Adviser will seek confirmation from the Portfolio Manager that, in the event that the Portfolio Manager allocates Portfolio Fund assets to a special investment account or side pocket that: (i) the estimated monthly valuations as provided to the Master Fund (which are expected to be based on the audited year-end valuations of the Portfolio Funds) are reflective of the most recently computed fair value of the special investment account or side pocket by the Portfolio Manager; and (ii) the Portfolio Manager computes the fair value of the special investment account or side pocket at least on an annual basis. In a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Fund's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (I.E., as much as eleven months or longer) before the current monthly computation of the Fund's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Fund may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month. Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

      The Fund's and the Master Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund and the Master Fund value their respective assets. The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

      The Portfolio Funds are required to provide estimated net asset value determinations to the Master Fund on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Master Fund could result in an adjustment to the fair value given by the Master Fund to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Master Fund's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Master Fund calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

      To the extent the Fund or the Master Fund invests in money market instruments, the Fund and the Master Fund will generally value such portfolio securities at amortized cost.

      All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

      Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets, which, in turn, would affect amounts paid on repurchases of Units and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                              CONFLICTS OF INTEREST

GENERAL

      The Adviser and its respective affiliates and members, partners, officers and employees carry on substantial investment activities for their own accounts and for other registered investment companies, private investment funds, institutions and individual clients (collectively, the "Clients"). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and its respective officers are engaged in substantial activities other than on behalf of the Fund and the Master Fund and may have conflicts of interest in allocating their time and activity between the Fund, the Master Fund and such other activities. The Adviser and its respective officers and employees devote so much time to the affairs of the Fund and the Master Fund as in their judgment is necessary and appropriate.

      The Adviser or one of its respective affiliates may determine that an investment opportunity in a particular investment vehicle is appropriate for a particular client or for itself or its officers, directors, partners, members or employees, but the Adviser may determine that such investment opportunity is not appropriate for the Fund. Situations also may arise in which the Adviser, its affiliates or its clients have made investments which would have been suitable for investment by the Master Fund but, for various reasons, were not pursued by, or available to, the Master Fund. The investment activities of the Adviser, its affiliates and any of their respective officers, directors, partners, members or employees may disadvantage the Master Fund and, indirectly, the Fund in certain situations, if among other reasons, the investment activities limit the Master Fund's ability to invest in a particular investment vehicle or investment.

      The Adviser and its affiliates may provide brokerage and other services from time to time to one or more accounts or entities managed by the Portfolio Managers or their affiliates, including the Portfolio Funds. (All Portfolio Funds and other accounts managed by the Portfolio Managers or their affiliates, excluding the Fund and the Master Fund, are referred to collectively as the "Portfolio Manager Accounts.")

      The Adviser and its affiliates or their Clients may (i) have an interest in an account managed by, or (ii) enter into relationships with, a Portfolio Manager or its affiliates on terms different than the terms entered into with the Fund and the Master Fund. In addition, the Portfolio Managers may receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide from time to time to one or more Portfolio Manager Accounts or to the Master Fund.

      The Adviser and its affiliates, including their directors, officers or employees, may have business relationships with the issuers of securities that are held by the Portfolio Funds or by the Master Fund. They may also own the securities of these issuers. However, in making investment decisions for the Master Fund and the Portfolio Funds, the Adviser does not obtain or use material inside information acquired by it or its affiliates in the course of those relationships. In addition, affiliates of the Adviser may have made loans which are currently outstanding that could be repaid with proceeds of securities purchased by the Master Fund or a Portfolio Fund.

      The Master Fund, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Fund is considered a

"joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.

      Other present and future activities of the Adviser, the Portfolio Managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser, as applicable, will attempt to resolve such conflicts in a fair and equitable manner. The use of a master-feeder structure also may create a conflict of interest in that different tax considerations for the Fund and other feeder funds may cause the Master Fund to structure or dispose of an investment in a manner that is more advantageous to one feeder fund.

PARTICIPATION IN INVESTMENT OPPORTUNITIES

      Each Portfolio Manager and its principals, officers, employees and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Master Fund.

      Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide to the Master Fund. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers, or employees of the foregoing may give rise to additional conflicts of interest.

                                 CODES OF ETHICS

      The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund, the Master Fund, the Adviser and OMIP have adopted codes of ethics (the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

      Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                               PURCHASES OF UNITS

PURCHASE TERMS

      Units may be purchased generally as of the first business day of each calendar month, except that the Fund may offer Units more or less frequently as determined by the Board of Managers. In order to purchase Units, an investor (or his or her duly authorized representative) must submit a completed investor certification to the Administrator generally five business days before the investor's proposed purchase. Cleared funds must be available in the investor's account no later than five business days before the investor's proposed purchase or such other date as the Member Service Provider may determine in its sole discretion and communicate to the investor (the "Funding Deadline"). If an investor's certification is accepted by the Administrator prior to the Funding Deadline, monies representing the capital contribution will be debited from the investor's account by the Member Service Provider servicing the investor's account and deposited in an escrow account that bears interest (which is accrued for the benefit of the Fund) pending the deposit of such monies with the Fund. On the last day of a "fiscal period" (generally, one month), the Fund will withdraw the monies representing an investor's capital contribution from the escrow account or the Member Service Provider servicing the investor's account will remit to the Fund such monies representing the capital contribution from the investor's account, as applicable. Effective as of the first business day of the succeeding month, the Fund's records will reflect the issuance of Units to the investor, who will become a Member of the Fund. All purchases are subject to the receipt of cleared funds from the investor prior to the applicable purchase date in the full amount of the purchase. The Board of Managers reserves the right to reject any purchase for Units and the Board of Managers may, in its sole discretion, suspend purchases of Units at any time.

      Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount. Generally, the minimum initial investment by an investor is $250,000 and the minimum additional investment is $25,000. Member Service Providers have the discretion to reduce the minimum initial investment for an investor to an amount not lower than $50,000. The minimum initial investment for employees of the Adviser or a Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board of Managers.

      Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Fund by any Member will be payable in cash. Initial and any additional contributions to the capital of the Fund will be payable in one installment. Although the Fund may accept contributions of securities in the sole discretion of the Board of Managers, the Fund has no present intention of accepting contributions of securities. If the Fund were to accept a contribution of securities, the securities would be valued in the same manner as the Fund values its other assets. (SEE "Net Asset Valuation.")

      Each new Member must agree to be bound by all of the terms of the Company Agreement.

ELIGIBLE INVESTORS

      The Fund intends to sell Units only to investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program of a Member Service Provider; (ii) who are clients of investment advisers or financial planners that participate in programs operated by Member Service Providers through which Units in the Fund are offered; or (iii) who are other customers or clients of Member Service Providers or their affiliates, as authorized by the Distributor. In addition, these investors must be U.S. persons for Federal tax purposes and meet the following criteria: persons having an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and having a reasonable expectation of reaching the same income level in the current year; individuals having a net worth of at least $1 million; entities having total assets of at least $5 million; entities all of whose beneficial owners themselves satisfy the aforementioned income or net worth criteria; entities satisfying certain other qualification requirements as set forth in the form of Non-Individual Investor Certification contained in Appendix C of this Prospectus; or entities (other than investment companies as defined in Section 3 of the 1940 Act) having a net worth of more than $1.5 million. Prospective investors meeting these standards are referred to in this Prospectus as "Eligible Investors." Each prospective investor will be required to certify that the Units subscribed for are being acquired directly or indirectly for the account of an Eligible Investor. An existing Member who is purchasing an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment. The relevant investor qualifications are set forth in the investor certification that must be completed by each prospective investor (or his or her duly authorized representative). (The form of certification that each investor (or his or her duly authorized representative) will be asked to sign is contained in Appendix C of this Prospectus.) Units may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Code.

      A person is considered a U.S. person for Federal income tax purposes if the person is: (i) a citizen or resident of the United States; (ii) a corporation, partnership (including an entity treated as a corporation or partnership for U.S. Federal income tax purposes) or other entity (other than an estate or trust) created or organized under the laws of the United States, any state therein or the District of Columbia; (iii) an estate (other than a foreign estate defined in Section 7701(a)(31)(A) of the Code); or (iv) a trust, if a court within the U.S. is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of such trust.

PLAN OF DISTRIBUTION

      The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (previously defined as "OMIP"), whose principal business address is 4643 South Ulster Street, Sixth Floor, Denver, Colorado 80237, to act as the distributor for the sale of Units and to facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers). These services include, but are not limited to, handling inquiries regarding the Fund (for example, responding to questions concerning account balances and reports and tax information provided by the Fund); assisting in the enhancement of communications from the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of records; and providing such other information and Member services as the Fund (or the Distributor) may reasonably request.

      As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund will pay the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee will be due and payable in arrears within 30 business days after the end of such month. Pursuant to limitations imposed by the Financial Industry Regulatory Authority, Inc. ("FINRA"), the Member Servicing Fee will be capped at 6% of the total proceeds to be received by the Fund in respect of sales of Units registered pursuant to this offering ("Offering Proceeds"). Furthermore, the Adviser (or its affiliates), in its discretion and from its own resources, may pay the Distributor additional compensation not to exceed 0.35% (on an annual basis) of the aggregate value of outstanding Units held by Members. Pursuant to limitations imposed by FINRA, this additional compensation paid by the Adviser (or its affiliates) to the Distributor will be capped at 2% of the Offering Proceeds. The Distributor is not required to use all of the compensation it receives from the Fund and the Adviser (or its affiliates) to retain and pay Member Service Providers. However, it is currently expected that a significant portion of the compensation paid to the Distributor by the Fund and the Adviser (or its affiliates) will be used to compensate Member Service Providers for selling Units.

     The fees to be received by OMIP in its capacity as the Distributor, and the fees to be received by OMIP and any Member Service Providers, who are FINRA members, for providing ongoing Member Services, have been deemed by FINRA to be underwriting compensation in connection with the offering of Units.

                           REDEMPTIONS, REPURCHASES OF
                               UNITS AND TRANSFERS

NO RIGHT OF REDEMPTION

      No Member or other person holding Units acquired from a Member will have the right to require the Fund to redeem those Units or portion thereof. There is no public market for Units, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Units by the Fund, as described below. An investment in the Fund is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Units.

REPURCHASES OF UNITS

      The Fund from time to time will offer to repurchase outstanding Units or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from

Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE FUND OFFER TO REPURCHASE UNITS FROM MEMBERS FOUR TIMES EACH YEAR, AS OF THE LAST DAY OF EACH CALENDAR QUARTER. The Board of Managers will also consider the following factors, among others, in making this determination:

     o whether any Members have requested the Fund to repurchase their Units or portions thereof;

     o    the liquidity of the Master Fund's assets;

     o the investment plans and working capital requirements of the Fund and the Master Fund;

     o    the relative economies of scale with respect to the size of the Fund;

     o    the history of the Fund in repurchasing Units;

     o    the economic condition of the securities markets; and

     o the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

      The Fund will repurchase Units or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Fund and to all Members. The value of a Member's Units that are being repurchased will be equal to the value of the Units as of the date of their repurchase. When the Board of Managers determines that the Fund shall repurchase Units or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Units or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Units by contacting the Adviser during the period. However, because the Fund expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Units when making their decision as to whether to tender Units for repurchase.

      The Company Agreement provides that the Fund shall be dissolved if the Units of any Member that has submitted a written request for the repurchase of all of its Units by the Fund, in accordance with the terms of the Company Agreement, are not repurchased by the Fund within a period of two years following the date of the request; PROVIDED, HOWEVER, that dissolution shall not be required if the Fund is unable to repurchase a Member's Units as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

      Repurchases of Units or portions thereof from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that the Fund does not have sufficient cash to pay for Units that are repurchased or if making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Units for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Units or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. Except as described above, the Fund does not impose any charges in connection with repurchases of Units or portion of Units.

      The Fund's ability to conduct a repurchase offer will also be dependent upon the Master Fund's ability to conduct a repurchase offer that would provide the Fund with the liquidity necessary, and within the timeframe needed, to carry out the Fund's repurchase offer. Like the Fund, the Master Fund's ability to conduct a repurchase offer will be subject to the discretion of the Master Fund Board based on considerations substantially identical to those considered by the Fund's Board of Managers and which are described above. It is currently expected that the Adviser will recommend to the Master Fund Board that the Master Fund offer to repurchase Units from its members four times each year, as of the last day of each calendar quarter.

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

REPURCHASE PROCEDURES

      Due to liquidity restraints associated with the Fund's investments in the Master Fund, which in turn is restricted as to its ability to withdraw from Portfolio Funds, the Adviser expects that, under the procedures applicable to the repurchase of Units, Units will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Fund will generally pay the value of the Units repurchased (or as discussed below, 97% of such value if all of a Member's Units are repurchased) approximately one month after the Valuation Date. The value of Units can change significantly between the date by which a Member must decide whether to tender its Units for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Units (or portion thereof) will be the value of the Member's Units (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Fund's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's Units. The balance due to each Member who tenders his Units, or a portion thereof, will be subject to adjustment upon completion of the annual audit of the Fund's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If all of a Member's Units are repurchased, the Member will receive an initial payment equal to 97% of the estimated value of the Units and the balance due will be determined and paid promptly after completion of the Fund's audit and will be subject to audit adjustment.

      Under these procedures, Members will have to decide whether to tender their Units for repurchase without the benefit of having current information regarding value of Units as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Units and the date they can expect to receive payment for their Units from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Units are accepted for repurchase will be given non-transferable promissory notes by the Fund representing the Fund's obligation to pay for repurchased Units. Payments for repurchased Units may be delayed under circumstances where the Fund has determined to redeem its interests in Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

      If a repurchase offer is oversubscribed by Members who tender Units for repurchase, the Fund will repurchase only a PRO RATA portion of the Units tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Units will be required to maintain an investment balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or the Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), or such other amount as is determined by the Board of Managers. If a Member tenders a portion of its Units and the repurchase of that portion would cause the Member's investment balance to fall below this required minimum, the Fund reserves the right to reduce the portion of the Units to be purchased from the Member so that the required minimum balance is maintained.

      Repurchases of Units by the Fund are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Units as described above may be amended by the Fund in order to comply with any regulatory requirements applicable to such repurchase procedures.

      The Fund may cancel an offer to repurchase Units (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (i) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase Units tendered pursuant to the Offer; (ii) there is, in the judgment of the Board of Managers any: (a) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Fund; (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Fund; (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions; (d) suspension of trading on any organized exchange or over-the-counter market where the Fund has a material investment; (e) commencement of war, significant increase in armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Fund; (f) material decrease in the net asset value of the Fund from the net asset value of the Fund as of commencement of the Offer; or (g) other event or condition that would have a material adverse effect on the Fund or its investors if Units tendered pursuant to the Offer were purchased; or (iii) the Board of Managers determines that it is not in the best interest of the Fund to purchase Units pursuant to the Offer. However, there can be no assurance that the Fund will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

      The Fund is permitted to borrow money to meet repurchase requests. Borrowing by the Fund involves certain risks for Members. (SEE "Investment Practices and Related Risk Factors -- Leverage.")

MANDATORY REDEMPTION BY THE FUND

      The Company Agreement provides that the Fund may redeem all or any Units of a Member or any person acquiring Units from or through a Member under certain circumstances, including if: ownership of the Units by the Member or other person will cause the Fund or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Units was not true when made or has ceased to be true.

TRANSFERS OF UNITS

      Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Units held by Members may be transferred only: (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member; or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability and must be accompanied by a properly completed investor certification. The Board of Managers may not consent to a transfer of Units by a Member unless such transfer is to a single transferee or after the transfer of all or any Units, the value of the Units held by each of the transferee and transferor is not less than $50,000 (or $25,000 in the case of Members who are employees of the Adviser or the Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), or such other amount as is determined by the Board of Managers. A Member who transfers Units may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

      Any transferee that acquires Units by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Units so acquired, to transfer the Units in accordance with the terms of the Company Agreement and to tender the Units for repurchase by the Fund, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers Units with the approval of the Board of Managers, the Fund shall promptly take all necessary actions so that each transferee or successor to whom the Units are transferred is admitted to the Fund as a Member.

      By purchasing Units, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                           DIVIDENDS AND CAPITAL GAINS

DIVIDENDS

      The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

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

CAPITAL GAINS DISTRIBUTIONS (SEE "TAX ASPECTS.")


     A Portfolio Fund may realize capital gains on the sale of portfolio securities. If it does, the Fund may make distributions out of any net short-term capital gains (taxable at ordinary income rates) or long-term capital gains, normally in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

CHOICE FOR RECEIVING DISTRIBUTIONS


     When you open your account, specify on your application how you want to receive your dividends and distributions. Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units. (SEE "Tax Aspects.")

     Dividends and distributions are taxable to Members, as discussed below, whether they are reinvested in Units or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Member Service Provider and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services ("UMB") at (888) 266-2200 to complete the necessary instructions. Members who held Units prior to January 1, 2009 will be enrolled in this program unless they elect otherwise by notice to UMB.

                                   TAX ASPECTS

CIRCULAR 230 NOTICE. THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     The following is a summary of certain aspects of the income taxation of the Fund and its Members which should be considered by a prospective Member. The Fund has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any Federal tax issues discussed here.

     This summary of certain aspects of the Federal income tax treatment of the Fund is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

     EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISOR IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

     In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Units.

     The Fund has elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code. Certain requirements under Subchapter M and additional information regarding the Fund's tax treatment are described below in "Tax Treatment."

     For 2008, the Fund's treatment as a partnership for Federal income tax purposes did not subject the Fund itself to Federal income tax. The Fund has filed an annual partnership information return for 2008 with the Service which reports the results of operations for such period. Each investor who was an investor prior to that date will be required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

     Members holding Units for any period on or after January 1, 2009 are subject in respect of the Units to the following tax aspects of the Fund. Members holding Units both before and on or after January 1, 2009 are subject to both the tax treatment described above and in the following sections.

TAX TREATMENT

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its Members. This avoids a "double tax" on that income and capital gains, since Members normally will be taxed on the dividends and capital gains they receive from the Fund (unless their Units are held in a retirement account or the Member is otherwise exempt from tax). Tax-exempt U.S. investors will not incur unrelated business taxable income as a result of a leveraged investment by the Fund or a Portfolio Fund. If, however, a tax-exempt investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor. The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports, and will be responsible for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

     You should be aware of the following tax implications of investing in the
Fund:

     o Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. For taxable years beginning on or before December 31, 2010, dividends paid from net investment taxable income that are designated by the Fund as being derived from "qualified dividend income" are taxable to individuals at the rates applicable to long-term capital gains. Distributions of the Fund's long-term capital gains are taxable as long-term capital gains. It does not matter how long you have held your Units.

     o Every calendar year the Fund will send you and the Service a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

     o Because the Unit prices fluctuate, you may have a capital gain or loss when your Units are repurchased or you exchange them. A capital gain or loss is the difference between the price you paid for the Units and the price you received when they were accepted for repurchase or exchange. Generally, when Units you have tendered are repurchased, you must recognize any capital gain or loss on those Units. Capital gains will be long-term or short-term depending on how long you have held the Units.

     o If you buy Units on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the Units will be returned to you as a taxable distribution.

     RETURNS OF CAPITAL CAN OCCUR. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to Members. The Fund will identify returns of capital in Member notices.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     As a regulated investment company, the Fund is not subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code (determined without regard to the deduction for dividends paid), and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Members. That qualification enables the Fund to "pass through" its distributed income and net capital gains to Members without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a regulated investment company during any period, it would be treated for U.S. Federal income tax purposes as an ordinary corporation and would receive no tax deduction for dividends paid to Members during that period.

     To qualify as a regulated investment company, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

     To qualify as a regulated investment company, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) or net income derived from an interest in a "qualified publicly traded partnership" (as defined in the Code).

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Diversification Requirement"). Under that test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of "other issuers." As to each of those "other issuers," the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

     The Master Fund intends to operate as a pass-through entity for Federal tax purposes and not as an entity taxable as a corporation. The Fund intends to look through to its proportionate share of the assets of the Master Fund for purposes of the Diversification Requirement.

     Satisfaction of the various tests that must be met to maintain the Fund's tax status as a regulated investment company under Subchapter M of the Code requires significant support from the underlying Portfolio Funds. In addition, as a related matter, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Portfolio Funds. The risks of not receiving accurate information from the Portfolio Funds include failing to satisfy the Subchapter M qualification tests and incurring the excise tax on undistributed income.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

     Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of Members for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to Members.

FAILURE TO QUALIFY AS A REGULATED INVESTMENT COMPANY

     If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its Members will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate Members. Furthermore, in such event, individual Members of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of U.S. Federal income taxation in taxable years beginning on or before December 31, 2010, subject to certain holding period requirements.

DISTRIBUTIONS

     Dividends paid out of the Fund's investment company taxable income will be taxable to a Member as ordinary income to the extent of the Fund's earnings and profits, whether such dividends are paid in cash or reinvested in additional Units. If a portion of the Fund's income consists of dividends paid by U.S. corporations (other than REITs), a portion of the dividends paid by the Fund to corporate Members may be eligible for the corporate dividends received deduction. In addition, for taxable years beginning on or before December 31, 2010, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the Member and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a Member as long-term capital gain, regardless of how long the Member has held Units. Long-term capital gain rates for individuals have been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% rate brackets) for taxable years beginning on or before December 31, 2010 and are scheduled to increase to 20% for taxable years beginning on or after January 1, 2011. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a Member as a return of capital, which is applied against and reduces the Member's basis in his Units. To the extent that the amount of any such distribution exceeds the Member's basis in his Units, the excess will be treated by the Member as gain from a sale or exchange of the Units. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Units.

     The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its Members, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each Member will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its Units by an amount equal to the deemed distribution less the tax credit.

     Dividends designated by the Fund and received by corporate Members of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate Member fails to satisfy the foregoing requirements with respect to Units or by applications of the Code.

     The maximum rate for ordinary income for individuals is scheduled to increase to 39.6% in 2011, and the maximum individual long-term capital gains tax rate will be 20% for sales or exchanges on or after January 1, 2011. The 15% maximum individual tax rate for qualified dividends is scheduled to expire on December 31, 2010. In addition, for taxable years beginning on or after January 1, 2013, individuals, estates and trusts will be subject to a Medicare tax of 3.8% on "net investment income" (or undistributed "net investment income", in the case of estates and trusts) for each such taxable year, with such tax applying to the lesser of such income or the excess of such person's adjusted gross income (with certain adjustments) over a specified amount ($250,000 for married individuals filing jointly $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.) Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in an investor's "net investment income" subject to this Medicare tax.

     Members will be notified annually as to the U.S. Federal income tax status of distributions, and Members receiving distributions in the form of additional Units will receive a report as to the net asset value of those Units.

SALE OR EXCHANGE OF UNITS

     Upon the sale or other disposition of Units that a Member holds as a capital asset, the Member may realize a capital gain or loss in an amount equal to the difference between the amount realized and the Member's adjusted tax basis in the Units sold. Such gain or loss will be long-term or short-term, depending upon the Member's holding period for the Units. Generally, a Member's gain or loss will be a long-term gain or loss if the Units have been held for more than one year. However, any loss realized by a Member on a disposition of Units held by the Member for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received by the Member (or amounts credited as undistributed capital gains) with respect to such Units.

     Any loss realized on a sale or exchange will be disallowed to the extent that the Units disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Units. In such a case, the basis of the Units acquired will be adjusted to reflect the disallowed loss.

     Under Treasury Regulations, if a Member recognizes a loss with respect to Units of $2 million or more for an individual Member or $10 million or more for a corporate Member, the Member must attach to its tax return and also separately file with the Service a disclosure statement on Service Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Members should consult their tax advisors to determine the applicability of these regulations in light of their particular circumstances.

HEDGING AND DERIVATIVES TRANSACTIONS

     Certain of the Fund's hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to Members. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

OTHER INVESTMENTS

     The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign "high yield" securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

     As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income, income it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its Members.

PASSIVE FOREIGN INVESTMENT COMPANY

     If the Fund purchases shares in a passive foreign investment company (a "PFIC"), the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its Members. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior increases in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

SECTION 1256 CONTRACTS

     The Code generally applies a "mark to market" system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as "marking to market"), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund's obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

UNRELATED BUSINESS TAXABLE INCOME

     Generally, an exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. Tax-exempt U.S. investors generally will not incur UBTI as a result of investment activities on the part of the Fund, although a tax-exempt investor may incur UBTI if it borrows to acquire Units. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

FOREIGN TAXES

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Fund will not be eligible to "pass through" to its Members the amount of foreign taxes paid by the Fund for foreign tax credit purposes.

CERTAIN WITHHOLDING TAXES

     Non-U.S. Portfolio Funds in which the Fund invests may be subject to withholding tax on certain income derived from U.S. or other sources. Generally, U.S. investors in the Fund will not be entitled to a credit with respect to such taxes paid by such a Portfolio Fund. Such withholding taxes may not be applicable if an investor invests directly in a fund that does not invest in non-U.S funds.

     Under recently enacted legislation, a U.S. withholding tax of 30% will apply to certain payments (including payments of gross proceeds) made after December 31, 2012 to certain non-U.S. Portfolio Funds, with respect to certain U.S. investments, unless such Portfolio Funds enter into an agreement with the Service identifying certain direct and indirect U.S. equityholders.

BACKUP WITHHOLDING

     The Fund may be required to withhold U.S. Federal income tax from all distributions and redemption proceeds payable to Members who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will increase to 31% (unless Congress enacts legislation otherwise). Corporate Members and certain other Members specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the Member's U.S. Federal income tax liability, provided the required information is furnished to the IRS. To avoid such withholding, foreign Members (as defined below) that beneficially own Units generally must provide a properly completed IRS Form W-8BEN or other applicable forms or documentation certifying their non-U.S. status, and U.S. members must provide a properly completed IRS Form W-9.

FOREIGN MEMBERS

     U.S. Federal income taxation of a Member who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign Member") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Member.

     If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the foreign Member, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, under proposed legislation, for taxable years beginning before January 1, 2011, certain "interest-related dividends" and "short-term capital gain dividends" paid by the Fund to a foreign Member would be eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign Member directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund's net short-term capital gains over net long-term capital losses. Both "interest-related dividends" and "short-term capital gains dividends" must be designated as such by a written notice mailed to Members no later than 60 days after the Fund's taxable year. Such a foreign Member would generally be exempt from U.S. Federal income tax on capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units.

     Also, in certain limited circumstances, distributions paid by the Fund to a foreign Member will, to the extent the Fund is a qualified investment entity under Section 897(h) of the Code and makes (a) distributions, if such distributions are attributable to a United States real property interest distribution from a real estate investment trust (REIT), or (b) under proposed legislation, makes distributions before January 1, 2011 that are attributable to the disposition of a United States real property interest, be treated as gain recognized from the sale or exchange of a U.S. real property interest and taxed as such to a foreign Member. Such investors should consult with their own advisers regarding these rules.

     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign Member, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Units will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate Members may also be subject to the branch profits tax imposed by the Code.

     In the case of a non-corporate foreign Member, the Fund may be required to withhold U.S. Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the foreign Member certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding."

     The tax consequences to a foreign Member entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Members are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TAXATION

     Fund Members may be subject to state, local and foreign taxes on their Fund distributions.

     The foregoing is a brief summary of certain material income tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal income tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.


                              ERISA CONSIDERATIONS

CIRCULAR 230 NOTICE - THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

     THE FOLLOWING SUMMARY OF CERTAIN ASPECTS OF ERISA IS BASED UPON ERISA, JUDICIAL DECISIONS, DEPARTMENT OF LABOR REGULATIONS AND RULINGS IN EXISTENCE ON THE DATE HEREOF. THIS SUMMARY IS GENERAL IN NATURE AND DOES NOT ADDRESS EVERY ERISA ISSUE THAT MAY BE APPLICABLE TO THE FUND, THE MASTER FUND, OR A PARTICULAR INVESTOR. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN COUNSEL IN ORDER TO UNDERSTAND THE ERISA ISSUES AFFECTING THE FUND, THE MASTER FUND, AND THE INVESTOR.

GENERAL

     Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an "ERISA Plan"), an individual retirement account or a Keogh plan subject solely to the provisions of the Code(1) (an "Individual Retirement Fund") should consider, among other things, the matters described below before determining whether to invest in the Fund, and thus the Master Fund. Because the Fund has elected to be taxed as a corporation (and, as a result, intends to qualify as a "regulated investment company" under Subchapter M of the Code), tax-exempt U.S. investors generally will not incur unrelated business taxable income as a result of an investment by the Fund or a Portfolio Fund. If, however, a tax-exempt U.S. investor finances its investment in the Fund with debt, the dividend income paid by the Fund and generally any gain realized on the sale of Units would give rise to unrelated business taxable income to such tax-exempt U.S. investor.

     ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, the risk and return factors of the potential investment (including the fact that the returns

--------------------------------
1  References hereinafter made to ERISA include parallel references to the Code.

may be subject to federal tax as unrelated business taxable income), the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan's funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Units or to transfer their Units. Before investing the assets of an ERISA Plan in the Fund (and thus, the Master Fund), a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund (and thus, the Master Fund) may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

PLAN ASSETS DEFINED

     ERISA and applicable DOL regulations describe when the underlying assets of an entity in which benefit plan investors ("Benefit Plan Investors") invest are treated as "plan assets" for purposes of ERISA. Under ERISA, the term Benefit Plan Investors is defined to include an "employee benefit plan" that is subject to the provisions of Title I of ERISA, a "plan" that is subject to the prohibited transaction provisions of Section 4975 of the Code, and entities the assets of which are treated as "plan assets" by reason of investment therein by Benefit Plan Investors.

     Under ERISA, as a general rule, when an ERISA Plan invests assets in another entity, the ERISA Plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, when an ERISA Plan acquires an "equity interest" in an entity that is neither: (a) a "publicly offered security;" nor (b) a security issued by an investment fund registered under the Company Act, then the ERISA Plan's assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that: (i) the entity is an "operating company"; or (ii) the equity participation in the entity by Benefit Plan Investors is limited.

     Because the Fund will register as an investment company under the 1940 Act, the assets of the Fund should not be treated as "plan assets" of the ERISA. Plans investing in the Fund for purposes of ERISA's fiduciary responsibility and ERISA's and the Code's prohibited transaction rules. Thus, neither the Board of Managers nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. Similar rules apply with respect to the Master Fund.

REPRESENTATIONS BY PLANS

     An ERISA Plan proposing to invest in the Fund (and thus the Master Fund) will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan's investments are, aware of, and understand, both the Fund's and the Master Fund's investment objective, policies and strategies, and that the decision to invest plan assets in the Fund, and thus the Master Fund, was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

     WHETHER OR NOT THE ASSETS OF THE FUND AND/OR THE MASTER FUND ARE TREATED AS PLAN ASSETS UNDER ERISA, AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND) BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND).

ERISA PLANS AND INDIVIDUAL RETIREMENT FUNDS HAVING PRIOR RELATIONSHIPS WITH THE MEMBERS OF THE BOARD OF MANAGERS AND/OR ANY OF THEIR AFFILIATES.

     Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board of Managers and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund, and thus the Master Fund, is a transaction which is prohibited by ERISA or the Code.

     The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Units.


                      ADDITIONAL INFORMATION AND SUMMARY OF
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

     THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER UNITS

     Persons who purchase Units in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Fund, and to that extent will be Members of the Fund.

LIABILITY OF MEMBERS

     Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Fund amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

LIABILITY OF MANAGERS

     The Company Agreement provides that a Manager shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Fund (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Fund. Managers shall not be personally liable to any Member for the repayment of any account balance or for contributions by the Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

     The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender all of its Units for repurchase by the Fund.

POWER-OF-ATTORNEY

      By purchasing Units, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

     The power-of-attorney granted as part of each Member's investor certification is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of its Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

                               REPORTS TO MEMBERS

      The Fund will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Fund sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Fund's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.


                        TERM, DISSOLUTION AND LIQUIDATION

      The Fund shall be dissolved:

     o upon the affirmative vote to dissolve the Fund by: (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

     o upon the failure of Members to elect successor Managers at a meeting called by the Manager when no Manager remains to continue the business of the Fund;

     o upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Fund requesting the repurchase of all of its Units by the Fund if those Units have not been repurchased by the Fund; or

     o    as required by operation of law.

      Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. In the event of the liquidation or dissolution of the Fund, Members shall be entitled to receive, when and as declared by the Managers, the excess of the assets of the Fund over its liabilities. Upon the liquidation or dissolution of the Fund, the Managers shall make provisions for the satisfaction of all of the Fund's outstanding obligations, taxes and other liabilities, accrued or contingent. The assets so distributable (which may, in the discretion of the Managers, include assets distributed in-kind valued at their date of distribution) shall be distributed among the Members or other holders of Units in proportion to the relative number of Units held by such persons.

                                   FISCAL YEAR

      For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Managers and the Audit Committee have selected Rothstein, Kass & Company, P.C. as the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund. The principal business address of Rothstein is located at 4 Becker Farm Road, Roseland, New Jersey 07068.

      Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel to the Fund. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters.


                                    INQUIRIES

      Inquiries concerning the Fund and Units (including information concerning purchase and withdrawal procedures) should be directed to:

               Larch Lane Advisors LLC
               800 Westchester Avenue, S-618
               Rye Brook, New York 10573

               Attention: Old Mutual Absolute Return Institutional Fund, L.L.C.
               Telephone: (888) 266-2200

                                    * * * * *

      ALL POTENTIAL INVESTORS IN THE FUND ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

      Appendix B to this Prospectus provides financial information regarding the Fund. The Fund's financial statements have been audited by Rothstein.

                                   APPENDIX A





                      ------------------------------------


                                   OLD MUTUAL

                   ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.


                     (A DELAWARE LIMITED LIABILITY COMPANY)

                      ------------------------------------


                     AMENDED AND RESTATED LIMITED LIABILITY
                                COMPANY AGREEMENT


                          DATED AS OF OCTOBER 16, 2008

                      ------------------------------------



                           C/O LARCH LANE ADVISORS LLC

                          800 WESTCHESTER AVENUE, S-618

                            RYE BROOK, NEW YORK 10573

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I. DEFINITIONS........................................................5
ARTICLE II. ORGANIZATION; ADMISSION OF MEMBERS................................9
   2.1.  Formation of Limited Liability Company...............................9

   2.2.  Name.................................................................9

   2.3.  Principal and Registered Office......................................9

   2.4.  Duration.............................................................9

   2.5.  Business of the Company..............................................9

   2.6.  Board of Managers....................................................9

   2.7.  Members.............................................................10

   2.8.  Organizational Member...............................................10

   2.9.  Both Managers and Members...........................................10

   2.10. Limited Liability...................................................10

ARTICLE III. MANAGEMENT......................................................11
   3.1.  Management and Control..............................................11

   3.2.  Actions by the Board of Managers....................................11

   3.3.  Officers............................................................11

   3.4.  Meetings of Members.................................................12

   3.5.  Custody of Assets of the Company....................................13

   3.6.  Other Activities of Members and Managers............................13

   3.7.  Duty of Care........................................................13

   3.8.  Indemnification.....................................................13

   3.9.  Fees, Expenses and Reimbursement....................................14

ARTICLE IV. TERMINATION OF STATUS OR REMOVAL OF ADVISER AND
MANAGERS; TRANSFERS AND REPURCHASES..........................................16
   4.1.  Termination of Status of the Adviser................................16

   4.2.  Termination of Status of a Manager..................................16

   4.3.  Removal of a Manager................................................16

   4.4.  Transfer of Units...................................................16

   4.5.  Repurchase of Units.................................................17

ARTICLE V. CAPITAL...........................................................18
   5.1.  [Removed and Reserved]..............................................18

   5.2.  Rights of Members to Capital........................................18

   5.3.  [Removed and Reserved]..............................................18

   5.4.  [Removed and Reserved]..............................................18

   5.5.  [Removed and Reserved]..............................................18

   5.6.  Reserves............................................................18

   5.7.  [Removed and Reserved]..............................................18

   5.8.  [Removed and Reserved]..............................................18

   5.9.  [Removed and Reserved]..............................................18

   5.10. [Removed and Reserved]..............................................18

   5.11. Withholding.........................................................18

ARTICLE VI. SUBCHAPTER M TRANSITION; UNITS...................................19
   6.1.  Subchapter M Transition.............................................19

   6.2.  Units...............................................................19

ARTICLE VII. DISSOLUTION AND LIQUIDATION.....................................21
   7.1.  Dissolution.........................................................21

   7.2.  Liquidation of Assets...............................................21

ARTICLE VIII. ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS...................22
   8.1.  Accounting and Reports..............................................22

   8.2.  [Removed and Reserved]..............................................22

   8.3.  Valuation of Assets.................................................22

ARTICLE IX. MISCELLANEOUS PROVISIONS.........................................23
   9.1.  Amendment of Limited Liability Company Agreement....................23

   9.2.  Special Power of Attorney...........................................23

   9.3.  Notices.............................................................24

   9.4.  Agreement Binding Upon Successors and Assigns.......................24

   9.5.  Applicability of 1940 Act and Form N-2..............................25

   9.6.  Choice of Law; Arbitration..........................................25

   9.7.  Not for Benefit of Creditors........................................25

   9.8.  Consents............................................................26

   9.9.  Merger and Consolidation............................................26

   9.10. Pronouns............................................................26

   9.11. Confidentiality.....................................................26

   9.12. Severability........................................................27

   9.13. Filing of Returns...................................................27

   9.14. [Removed and Reserved]..............................................27

   9.15. [Removed and Reserved]..............................................27

   9.16. [Removed and Reserved]..............................................27

   9.17. [Removed and Reserved]..............................................27

              OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.
            AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT

          THIS AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT of Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Company") is amended and restated as of October 16, 2008, by and among Matthew J. Appelstein, Gerald Hellerman, Paul D. Malek and George W. Morriss and those persons hereinafter admitted as Members, to become effective upon the effective date of the Company's Subchapter M Transition (as defined herein).

                              W I T N E S S E T H :

          WHEREAS, the Company has been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation dated and filed with the Secretary of State of the State of Delaware on October 13, 2006 (the "Certificate");

          WHEREAS, the Company has operated since February 8, 2007 pursuant to an initial Limited Liability Company Agreement (the "Initial Agreement") dated as of such date by and among Gerald Hellerman, William J. Landes, Paul D. Malek and George W. Morriss as the Managers under that Initial Agreement, and those persons hereinafter admitted as Members.

          WHEREAS, in connection with the Subchapter M Transition contemplated by Article VI hereof, the Managers of the Company have amended the Initial Agreement under the authority granted them pursuant to Section 8.1 thereof; and

          WHEREAS, this Agreement is being amended and restated to supersede and replace all provisions relating, directly or indirectly, to the Company's prior operation as a partnership for Federal tax purposes.

          NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                   ARTICLE I.

                                   DEFINITIONS
                             ----------------------

For purposes of this Agreement:

     ADMINISTRATOR                 The person who provides administrative
                                   services to the Company pursuant to an
                                   administration agreement.

     ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Management Agreement.

     ADVISERS ACT                  The Investment Advisers Act of 1940 and the
                                   rules, regulations and orders thereunder, as amended from time to time, or any successor law.

     AFFILIATE                     An affiliated person, as such term is defined
                                   by the 1940 Act, of a person.

     AGREEMENT                     This Amended and Restated Limited Liability
                                   Company Agreement, as amended from time to time.

     BOARD OF MANAGERS             The Board of Managers established pursuant to
                                   Section 2.6 hereof.

     CERTIFICATE                   The Certificate of Formation of the Company
                                   and any amendments thereto as filed with the office of the Secretary of State of Delaware.

     CLOSING DATE                  The first date on or as of which a Member
                                   other than the Organizational Member is
                                   admitted to the Company.

     CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

     COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

     DELAWARE ACT                  The Delaware Limited Liability Company Act as
                                   in effect on the date hereof and as amended from time to time, or any successor law.

     FISCAL PERIOD                 The period commencing on the Closing Date,
                                   and thereafter each period commencing on the day immediately following the last day of the preceding Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                                   (1)  the last day of a Fiscal Year;

                                   (2)  the last day of a taxable year (if the
                                        same differs from the Fiscal Year);

                                   (3)  the day preceding any day as of which
                                        the Company issues Units under any
                                        paragraph of Section 6.2 hereof; or

                                   (4) any day on which the Company repurchases the Units of a Member.

       FISCAL YEAR                 The period originally commencing on the
                                   Closing Date and ending on March 31 and
                                   thereafter each period commencing on April 1 of each year and ending on March 31 of each succeeding year (or on the date of a final distribution pursuant to Section 7.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Company.

       FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

       INDEPENDENT MANAGERS        Those Managers who are not "interested
                                   persons," as such term is defined by the 1940
                                   Act, of the Company.

       INITIAL AGREEMENT           The predecessor to this Amended and Restated
                                   Limited Liability Company Agreement, as
                                   initially executed on October 13, 2006.

       INVESTMENT FUNDS            Unregistered investment funds and registered
                                   investment companies.

       INVESTMENT MANAGEMENT       A separate written agreement entered into by
       AGREEMENT                   the Company pursuant to which the Adviser
                                   provides Management Services to the Company.


       MANAGEMENT SERVICES         Such investment advisory and other services
                                   as the Adviser is required to provide to the Company pursuant to the Investment Management
                                   Agreement as contemplated by Section 3.9(a) hereof.


       MANAGER An individual designated as a Manager of the Company pursuant to the provisions of Section
                                   2.6 hereof and who serves on the Board of Managers of the Company.


       MASTER FUND                 The registered Investment Fund into which the
                                   Company invests substantially all of its assets.

       MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases all Units held by such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to all Units held by such person pursuant to Section 4.4 hereof; such term includes the Adviser to the extent the Adviser purchases or holds Units and shall have been admitted to the Company as a member.

       NET ASSETS                  The total value of all assets of the Company,
                                   less an amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Units to be effected as of the date such value is determined.

       1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

       OFFICER An individual designated as an officer of the Company pursuant to the provisions of Section
                                   3.3 hereof and who serves as an officer of the Company.

       ORGANIZATIONAL MEMBER       William J. Landes

       PORTFOLIO FUNDS             The private investment funds, joint ventures,
                                   investment companies and other similar
                                   investment vehicles into which the Master
                                   Fund invests substantially all of its assets.

       PORTFOLIO MANAGERS          A select group of portfolio managers who
                                   manage the Portfolio Funds from time to time.

       SECURITIES                  Securities (including, without limitation,
                                   equities, debt obligations, options, and other "securities" as that term is defined in
                                   Section 2(a)(36) of the 1940 Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

       SUBCHAPTER M TRANSITION     That close of the Company's books as a
                                   partnership for Federal tax purposes to occur on (or on the day before) the effective date of the Company's election to be treated as a corporation for Federal tax purposes.

       TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of any one or more Units, including any right to receive any allocations and distributions attributable to any one or more Units.


       UNITS Units refer to the transferable units of interest into which the Company's limited liability company interests shall be divided from time to time and include fractions of Units as well as whole Units. Units include those Units issued as a result of the redenomination of the "Interests" previously issued by the Company under the Initial Agreement, such redenomination to have been effected in connection with the Subchapter M Transition.

       VALUATION DATE              The date as of which the Company is directed
                                   by the Board of Managers to determine the value of its Net Assets, which shall include, but not be limited to any date as of which the Company values Units for purposes of determining the price at which the Units are to be purchased by the Company in an offer made pursuant to Section 4.5 hereof.

                            ------------------------

                                  ARTICLE II.

                       ORGANIZATION; ADMISSION OF MEMBERS
                            -------------------------

2.1.      FORMATION OF LIMITED LIABILITY COMPANY.

          The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

2.2.      NAME.

          The name of the Company shall be "Old Mutual Absolute Return Institutional Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

2.3.      PRINCIPAL AND REGISTERED OFFICE.

          The Company shall have its principal office at c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook, New York 10573, or at such other place designated from time to time by the Board of Managers.

          The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

2.4.      DURATION.

          The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 7.1 hereof.

2.5.      BUSINESS OF THE COMPANY.

          (a) The business of the Company is to purchase, sell (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. Notwithstanding any provision of this Agreement to the contrary, the Company, and each Manager on behalf of the Company, may execute, deliver and perform all contracts, agreements, purchase orders and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

          (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

2.6.     BOARD OF MANAGERS.

          (a) By signing this Agreement or signing an investor application or certification in connection with the purchase of Units, a Member admitted on the Closing Date shall be deemed to have voted for the election of each of the Managers so designated. After the Closing Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

          (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

          (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section
7.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 7.2 hereof.

2.7.      MEMBERS.

          The Board of Managers may admit one or more Members generally at the beginning of each month; PROVIDED, HOWEVER, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's investor certification pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its absolute discretion reject any purchase of Units. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and purchase of Units of such additional Member.

2.8.      ORGANIZATIONAL MEMBER.

          The Organizational Member may withdraw from the Company as the Organizational Member and shall be entitled to the return of the value of its Units, if any, without interest or deduction.

2.9.      BOTH MANAGERS AND MEMBERS.

          A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

2.10.     LIMITED LIABILITY.

          (a) Except as provided under applicable law, for any period after completion of the Subchapter M Transition, liability for the Company's debts, obligations and liabilities on the part of a Member shall be limited as specified in Section 6.2(b) hereof.

          (b) Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                  ARTICLE III.

                                   MANAGEMENT
                           --------------------------

3.1.      MANAGEMENT AND CONTROL.

          (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of "Managers" under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.

          (b) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

          (c) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

3.2.      ACTIONS BY THE BOARD OF MANAGERS.

          (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

          (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. If applicable provisions of the 1940 Act so require, only an Independent Manager shall serve as the Principal Manager. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

3.3.      OFFICERS.

          (a) The executive Officers of the Company may include a President, a Treasurer, a Secretary, a Chief Financial Officer and a Chief Compliance Officer. If the Board of Managers has designated a Principal Manager pursuant to
Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Company. The

Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Company an instrument required by law to be executed, acknowledged and verified by more than one Officer.

          (b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

          (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

          (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

3.4.      MEETINGS OF MEMBERS.

          (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

          (b) Each Member shall be entitled to cast at any meeting of Members that number of votes attaching to the Member's Units in accordance with Section 6.2(b)(7) hereof as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 90 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

          (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

3.5.      CUSTODY OF ASSETS OF THE COMPANY.

          The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

3.6.      OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

          (a) The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

          (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners or general partners of any partnership, members or managing members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

3.7.      DUTY OF CARE.

          (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

          (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member purchased Units shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

3.8.      INDEMNIFICATION.

          (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

          (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under Section 3.8(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

          (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

          (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

          (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

          (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

3.9.      FEES, EXPENSES AND REIMBURSEMENT.

          (a) So long as the Adviser provides Management Services to the Company, it is entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Management Agreement.

          (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

          (c) The Company shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Management Agreement or another agreement with the Company. Unless otherwise required by an agreement between the Company and the Adviser, the Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company. Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company;
(iv) entity-level taxes; (v) audit and tax preparation expenses; (vi) administrative expenses and fees and custody and escrow fees and expenses; (vii) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (viii) fees and travel-related expenses of Managers who are not employees of the Adviser or any Affiliate of the Adviser; (ix) organizational and offering expenses; (x) all costs and expenses associated with background checks on Managers; (xi) all costs and expenses associated with retaining independent third parties to provide risk management services to the Company; (xii) any investment management fees and Member servicing fees; (xiii) any extraordinary expenses; (xiv) all taxes to which the Company may be subject, directly or indirectly and whether in the United States, any State thereof or any other U.S. or non-U.S. jurisdiction; and (xv) such other expenses as may be approved from time to time by the Board of Managers.

          (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                  ARTICLE IV.

            TERMINATION OF STATUS OR REMOVAL OF ADVISER AND MANAGERS;
                            TRANSFERS AND REPURCHASES
                        ---------------------------------

4.1.      TERMINATION OF STATUS OF THE ADVISER.

          The status of the Adviser shall terminate if the Investment Management Agreement with the Adviser terminates and the Company does not enter into a new Investment Management Agreement with the Adviser, effective as of the date of such termination.

4.2.      TERMINATION OF STATUS OF A MANAGER.

          The status of a Manager shall terminate if the Manager (i) shall die;
(ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers, or such lesser notice period agreeable to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors;
(vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

4.3.      REMOVAL OF A MANAGER.

          Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or
(b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

4.4.      TRANSFER OF UNITS.

          (a) Units may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers (or its delegate) which may be withheld in its (or its delegate's) sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

          (b) The Board of Managers may not consent to a Transfer of all or any Units held by a Member unless: (i) the transferee benefiting from such Transfer is a person whom the Company believes is an Eligible Investor, as such term is defined in the Company's prospectus; and (ii) all Units held by a Member are Transferred to a single transferee or, after the Transfer of a portion of Units held by a Member, the value of the Units held by each of the transferee and transferor is not less than $50,000 (or $25,000 in the case of Members who are employees of the Adviser or distributor of the Company and their affiliates, and members of their immediate families, and in the sole discretion of the Adviser, as applicable, Managers, attorneys and other people engaged on behalf of the Company and members of their immediate families), or such lesser amount as may be established by the Board of Managers. Any transferee that acquires Units by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the rights of repurchase and of dividends or other distributions attaching to such Units and to Transfer such Units in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers Units with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that such transferee is admitted to the Company as a Member. Each Member effecting a Transfer and each transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

          (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member (or such Member's transferee) in connection with any such Transfer.

4.5. REPURCHASE OF UNITS.

          (a) Except as otherwise provided in this Agreement, no Member or other person holding Units shall have the right to require the Company to repurchase those Units. The Board of Managers, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Units pursuant to written tenders. In determining whether to cause the Company to make such repurchases, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

          The Board of Managers shall cause the Company to repurchase Units pursuant to written tenders and on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Units as may be acquired from Members), as applicable.

          (b) The Adviser or its Affiliate may tender its Units that it holds as a Member, if any, under Section 4.5(a) hereof.

          (c) The Board of Managers may cause the Company to repurchase Units of a Member or any person acquiring the same from or through a Member in the event that the Board of Managers determines or has reason to believe that:

              (1) such Units have been transferred in violation of Section
                  4.4 hereof, or such Units have vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member;

              (2) ownership of such Units by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; or

              (3) any of the representations and warranties made by a
                  Member in connection with the acquisition of Units was not true when made or has ceased to be true.

          (d) Repurchases of Units by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to effect such a repurchase, promptly after the expiration date of the relevant repurchase offer in accordance with the terms of such offer. Payment of the purchase price for Units shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Units repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Units repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company or the Master Fund has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Units, 10 business days after the Company or the Master Fund has received at least 90% of the aggregate amount withdrawn by the Company or the Master Fund from such Investment Funds.

          (e) A Member may at any time submit to the Company a written request that the Company repurchase all Units held by such Member, as contemplated by
Section 7.1(3) hereof. Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request. The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

          (f) Subject to the approval of the Board of Managers and compliance with the 1940 Act, the Company may impose a fee or charge in connection with repurchases of Units, including a fee or charge applicable to repurchases of Units effected prior to the expiration of a specified period subsequent to a Member's admission to the Company.

                         ------------------------------

                                   ARTICLE V.

                                     CAPITAL
                      ------------------------------------

5.1.      [REMOVED AND RESERVED]

5.2.      RIGHTS OF MEMBERS TO CAPITAL.

          No Member shall be entitled to interest on any Unit purchase, nor shall any Member be entitled to the return of any capital of the Company except
(i) upon the repurchase by the Company of a part or all of such Member's Units pursuant to Section 4.5 hereof or (ii) upon the liquidation of the Company's assets pursuant to Section 7.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

5.3.      [REMOVED AND RESERVED]

5.4.      [REMOVED AND RESERVED]

5.5.      [REMOVED AND RESERVED]

5.6.      RESERVES.

          (a) All provisions under Section 5.6 of the Initial Agreement (also under the heading "Reserves") shall be understood as terminated as of the date of the Subchapter M Transition, with no further rights on the part of any Member to specific credits with respect to reductions in previously established reserves for Company liabilities and no further rights on the part of the Company to collections from Members with respect to increases in previously established reserves for Company liabilities.

          (b) Also as of the date of the Subchapter M Transition, all matters relating to Company reserves of the nature contemplated by the preceding clause shall be governed solely by Section 6.2(b)(2) hereof.

5.7.      [REMOVED AND RESERVED]

5.8.      [REMOVED AND RESERVED]

5.9.      [REMOVED AND RESERVED]

5.10.     [REMOVED AND RESERVED]

5.11.     WITHHOLDING.

          (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

          (b) For purposes of this Agreement, any taxes so withheld or paid over by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement.

          (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------

                                  ARTICLE VI.

                         SUBCHAPTER M TRANSITION; UNITS
                         -------------------------------

6.1.      SUBCHAPTER M TRANSITION.

          As of the effective date of this Agreement, each "Interest" in the Company under the Initial Agreement shall be redenominated as Units and, in connection therewith and in consideration of such Interest, the holder of each such Interest shall be issued Units (which may include fractional Units) equal in number to the net asset value of the particular Interest (computed as of that date, though such computation may be effected at a later date) divided by 100.

6.2.      UNITS.

          (a) (1) The number of the Company's authorized Units and the number of Units that may be issued is unlimited, and, subject to Section 2.7 hereof and Section 6.2(b)(7) hereof, the Managers may issue Units for such consideration and on such terms as they may determine (or for no consideration if pursuant to a Unit dividend or split-up), or may reduce the number of issued Units in proportion to the relative net asset value of the Units then outstanding, all without action or approval of the Members. All Units when so issued on the terms determined by the Managers shall be fully paid and non-assessable. The Managers may hold any Units reacquired by the Company as treasury Units, reissue such Units for such consideration and on such terms as they may determine, or cancel such Units, at their discretion from time to time.

              (2) In accordance with Section 2.9 hereof, any Manager, officer or other agent of the Company (including, without limitation, the Adviser), and any organization in which any such person is interested may acquire, own, and dispose of Units of the Company to the same extent as if such person were not a Manager, officer or other agent of the Company; and the Company may issue and sell or cause to be issued and sold and may purchase Units from any such person or any such organization subject only to the limitations, restrictions or other provisions applicable to the sale or purchase of Units generally.

              (3) Units shall not be represented by certificates, but only by notation on the Unit records of the Company, as kept by the Company or by any transfer or similar agent, as the case may be. The Unit records of the Company, whether maintained by the Company or any transfer or similar agent, as the case may be, shall be conclusive as to who are the holders of Units and as to the number of Units held from time to time by each such person.

          (b) (1) All consideration received by the Company for the issue or sale of Units, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the Company generally and not to the account of any particular Member or holder of Units, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Company. The treatment of these items under this Section 6.2(b)(1) shall replace and be in lieu of the treatment of the same under the relevant provisions of
Article V of the Initial Agreement, replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

              (2) The liabilities, expenses, costs, charges and reserves attributable to the Company shall be charged and allocated to the assets belonging to the Company generally and not to the account of any particular Member or holder of Units and shall be so recorded upon the books of account of the Company. The treatment of these items under this Section 6.2(b)(2) shall replace and be in lieu of the treatment of the same under the relevant provisions of Article V of the Initial Agreement, such replacement treatment to be effective as of the effective date of this Agreement and at all times thereafter.

              (3) Dividends and distributions on Units may be paid to the Members or holders of Units, with such frequency as the Managers may determine, which may be daily or otherwise pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Managers may determine, from such of the income, capital gains accrued or realized, and capital and surplus, after providing for actual and accrued liabilities of the Company. All dividends and distributions on Units shall be distributed pro rata to the Members or other holders of Units in proportion to the number of Units held by such persons at the date and time of record established for the payment of such dividends or distributions, except that in connection with any dividend or distribution program or procedure the Managers may determine that no dividend or distribution shall be payable on Units as to which the Member's purchase order and/or payment have not been received by the time or times established by the Managers under such program or procedure. Dividends and distributions on Units may be made in cash or Units or a combination thereof as determined by the Managers or pursuant to any program that the Managers may have in effect at the time for the election by each Member or other holder of Units of the mode of the making of such dividend or distribution to that person. Any dividend or distribution paid in Units will be paid at the net asset value thereof as determined in accordance with Section 8.3 hereof. Notwithstanding anything in this Agreement to the contrary, the Managers may at any time declare and distribute a dividend of stock or other property pro rata among the Members or other holders of Units at the date and time of record established for the payment of such dividends or distributions.

              (4) Notwithstanding any provision to the contrary contained in this Agreement, the Managers shall not be required to make a distribution to the Members on account of their interest in the Company if such distribution would violate Section 18-607 of the Delaware Act or any other applicable law.

              (5) In the event of the liquidation or dissolution of the Company, the Members or other holders of Units shall be entitled to receive, when and as declared by the Managers, the excess of the assets of the Company over its liabilities. Upon the liquidation or dissolution of the Company, the Managers shall make provisions for the satisfaction of all of the Company's outstanding obligations, taxes and other liabilities, accrued or contingent. The assets so distributable (which may, in the discretion of the Managers, include assets distributed in-kind valued at their date of distribution in accordance with
Section 8.3 hereof) shall be distributed among the Members or other holders of Units in proportion to the relative number of Units held by such persons.

              (6) Units shall be transferable only in accordance with
Section 4.4 hereof.

              (7) Except as provided herein, each Unit shall represent an equal proportionate interest in the assets of the Company (subject to the liabilities of the Company), and each Unit shall be equal with respect to net asset value per Unit as against each other Unit. The rights attaching to all Units shall be identical as to right of repurchase by the Company (except that fees associated with such transactions may be varied according to reasonable criteria established by the Managers in accord with Section 4.5(f) hereof), dividends and other distributions (whether or not on liquidation), and voting rights (the vote attaching to each Unit or fraction thereof being equal to the dollar value of the same as of the record date for any such vote, if such record date is a Valuation Date, or if such record date is not a Valuation Date, the Valuation Date most recently preceding such record date). The Managers may from time to time divide or combine the Units into a greater or lesser number of Units provided that such division or combination does not change the proportionate beneficial interest in the assets of the Company of any Member or other holder of Units or in any way affect the rights of Units.

              (8) The Managers, subject to Section 2.7 hereof, may accept investments in the Company by way of Unit purchase, from such persons, on such terms (including minimum purchase amounts) and for such consideration, not inconsistent with the provisions of the 1940 Act, as they from time to time authorize or determine. Such investments may be in the form of cash, Securities or other property in which the Company is authorized to invest, hold or own, valued as provided in Section 8.3 hereof. The Managers may authorize any distributor, principal underwriter, custodian, transfer agent or other person to accept orders for the purchase or sale of Units that conform to such authorized terms and to reject any purchase or sale orders for Units whether or not conforming to such authorized terms.

              (9) Units may be issued as fractions thereof. Any fractional Unit, if outstanding, shall carry proportionately all the rights and obligations of a whole Unit, including those rights and obligations with respect to voting, receipt of dividends and distributions, redemption of Units, and liquidation of the Company. Fractions of Units shall be calculated to three decimal points.

                          ----------------------------

                                  ARTICLE VII.

                           DISSOLUTION AND LIQUIDATION
                           ---------------------------

7.1.      DISSOLUTION.

          The Company shall be dissolved:

              (1)   upon the affirmative vote to dissolve the Company by:
                    (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

              (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with
                    Section 2.6 hereof when no Manager remains to continue the business of the Company;

              (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender all of its Units for repurchase by the Company if such Units have not been repurchased by the Company; or

              (4)   as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 7.2 hereof and the Certificate has been canceled.

7.2.      LIQUIDATION OF ASSETS.

          (a) Upon the dissolution of the Company as provided in Section 7.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company.

          (b) The proceeds from liquidation shall be distributed as contemplated by Section 6.2(b)(5) hereof.

                          -----------------------------
                                 ARTICLE VIII.

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
                          -----------------------------

8.1.      ACCOUNTING AND REPORTS.

          (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

          (b) As soon as practicable after the end of each taxable year (and/or each calendar year), the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Units as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

          (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 8.1 is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

8.2.      [REMOVED AND RESERVED]

8.3.      VALUATION OF ASSETS.

          (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period (and on any such additional day or days as the Managers in their discretion may determine) in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

          (b) The Company will value interests in the Portfolio Funds at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

          (c) Notwithstanding the previous sub-paragraph, in a situation where a Portfolio Manager allocates a Portfolio Fund's assets to special investment accounts or side pockets, the current fair value of the Master Fund's interest in that Portfolio Fund may not be accurately reflected in the Master Fund's and, thus, the Company's net asset value. This is because the Portfolio Manager's most recent computation of the fair value of the special investment account or side pocket may have last occurred a significant amount of time (I.E., as much as eleven months or longer) before the current monthly computation of the Company's and the Master Fund's net asset value. As a result, for any given month, the stated net asset value of the Master Fund and, thus, the Company may, under certain circumstances, be higher or lower than the value that would otherwise have been utilized had the Portfolio Manager determined and reported the fair value of any side pocket as of the end of the most recent calendar month.

          (d) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 8.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

                          -----------------------------

9.1.      AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

          (a) Except as otherwise provided in this Section 9.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

          (b) Any amendment that would:

              (1) increase the obligation of a Member to make any contribution to the capital of the Company;

              (2) reduce the rights attaching to the Units held by any person as against the rights attaching to the Units held by any other person, except to the extent specifically contemplated by Section 6.2(b)(7) hereof; or

              (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have all such person's Units repurchased by the Company.

          (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 9.1 shall specifically include the power to:

              (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

              (2) amend this Agreement (other than with respect to the matters set forth in Section 9.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

              (3) amend this Agreement, taking due consideration of the interests of the Members as a whole to make such changes as may be necessary or advisable to ensure that the Company maintains its then-current federal tax treatment.

          (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 9.1 hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

9.2.      SPECIAL POWER OF ATTORNEY.

          (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 7.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

              (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 9.1 hereof);

              (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

              (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

          (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

          (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

              (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

              (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Units, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

9.3.      NOTICES.

          Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

9.4.      AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

9.5.      APPLICABILITY OF 1940 ACT AND FORM N-2.

          The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

9.6.      CHOICE OF LAW; ARBITRATION.

          (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such state.

          (b) Unless otherwise agreed in writing, each Member agrees to submit all controversies arising between Members or one or more Members and the Company to arbitration in accordance with the provisions set forth below and understands that:

              (1)   arbitration is final and binding on the parties;

              (2) they are waiving their right to seek remedies in court, including the right to a jury trial;

              (3) pre-arbitration discovery is generally more limited and different from court proceedings;

              (4) the arbitrator's award is not required to include factual findings or legal reasoning and a party's right to appeal or to seek modification of rulings by arbitrators is strictly limited; and

              (5) the panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.

          (c) All controversies that may arise among Members and one or more Members and the Company concerning this Agreement shall be determined by arbitration in New York City in accordance with the Federal Arbitration Act, to the fullest extent permitted by law. Any arbitration under this Agreement shall be determined before and in accordance with the rules then obtaining of either the New York Stock Exchange, Inc. (the "NYSE") or the Financial Industry Regulatory Authority ("FINRA," formerly, the National Association of Securities Dealers, Inc.), as the Member or entity instituting the arbitration may elect. If the NYSE or FINRA does not accept the arbitration for consideration, the arbitration shall be submitted to, and determined in accordance with the rules then obtaining of, the Center for Public Resources, Inc. in New York City. Judgment on any award of any such arbitration may be entered in the Supreme Court of the State of New York or in any other court having jurisdiction of the person or persons against whom such award is rendered. Any notice of such arbitration or for the confirmation of any award in any arbitration shall be sufficient if given in accordance with the provisions of this Agreement. Each Member agrees that the determination of the arbitrators shall be binding and conclusive upon them.

          (d) No Member shall bring a putative or certified class action to arbitration, nor seek to enforce any pre-dispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied; or (ii) the class is decertified; or (iii) the Member is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this Agreement except to the extent stated herein.

9.7.      NOT FOR BENEFIT OF CREDITORS.

          The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

9.8.      CONSENTS.

          Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

9.9.      MERGER AND CONSOLIDATION.

          (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

          (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

9.10.     PRONOUNS.

          All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

9.11.     CONFIDENTIALITY.

          (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

          (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

          (c) Each Member recognizes that in the event that this Section 9.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

          (d) Notwithstanding anything in this Section 9.11 to the contrary, the Member (and each employee, representative or other agent of such Member), may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

9.12.     SEVERABILITY.

          If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

9.13.     FILING OF RETURNS.

          The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal income tax return in compliance with Section 6012 of the Code and any required state and local income tax and information returns for each tax year of the Company.

9.14.     [REMOVED AND RESERVED]

9.15.     [REMOVED AND RESERVED]

9.16.     [REMOVED AND RESERVED]

9.17.     [REMOVED AND RESERVED]

          EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 9.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 9.11.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        MANAGERS:



                                        /s/ Matthew J. Appelstein
                                        ----------------------------------------
                                        Matthew J. Appelstein



                                        /s/ Gerald Hellerman
                                        ----------------------------------------
                                        Gerald Hellerman



                                        /s/ Paul D. Malek
                                        ----------------------------------------
                                        Paul D. Malek



                                        /s/ George W. Morriss
                                        ----------------------------------------
                                        George W. Morriss


                                        MEMBERS:

                                        Each person who shall sign an investor
                                        application or certification and who
                                        shall be accepted by the Board of
                                        Managers to the Company as a Member.

                                   APPENDIX B


Old Mutual Absolute Return Institutional Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ..1
Statement of Assets and Liabilities ......................2
Statement of Operations...................................3
Statements of Changes in Members' Capital ................4
Statement of Cash Flows ..................................5
Financial Highlights .....................................6
Notes to Financial Statements.............................7
Board of Managers and Officers of the Fund
(unaudited) .............................................16

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.










The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                                Rothstein, Kass & Company, P.C.
                                                             4 Becker Farm Road
                                                     Roseland, New Jersey 07068
                                                                   973.994.6666
                                                                   973.994.0337
                                                                   www.rkco.com

(Rothstein, Kass logo)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
-------------------------------------------------------------------------------
To the Board of Managers and Members of Old Mutual Absolute Return Institutional Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities of Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period October 13, 2006 (date of formation) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Institutional Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in the notes to the financial statements, substantially all of the assets of the Fund are invested through a master-feeder structure in Old Mutual Absolute Return Master Fund, L.L.C. The financial statements of Old Mutual Absolute Return Master Fund, L.L.C. are included with the report of the Fund and should be read with the financial statements of the Fund.

Rothstein, Kass & Company, P.C.
Roseland, New Jersey
May 27, 2010

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2010


ASSETS
Investment in Old Mutual Absolute
     Return Master Fund, L.L.C.                              $   1,781,778
Cash                                                                20,925
Receivable due from Adviser                                         17,355
Receivable from Old Mutual Absolute
     Return Master Fund, L.L.C.                                      2,000
Prepaid fees                                                           217
                                                             --------------
     TOTAL ASSETS                                                1,822,275
                                                             --------------

LIABILITIES
Professional fees payable                                           32,500
Management fee payable                                               3,666
Administration fees payable                                          3,357
Board of Managers' fees payable                                      1,875
Redemption payable                                                   1,474
Member Services fee payable                                          1,470
Payable to Adviser                                                     507
Other accrued expenses                                                 939
                                                             --------------
     TOTAL LIABILITIES                                              45,788
                                                             --------------
     NET ASSETS                                              $   1,776,487
                                                             ==============

MEMBERS' CAPITAL
Net capital                                                  $   1,709,788
Accumulated net investment loss                                    (44,564)
Accumulated net realized loss
     allocated from Master Fund                                     (6,204)
Net unrealized appreciation/depreciation on
     investments allocated from Master Fund                        117,467
                                                             --------------
     TOTAL MEMBERS' CAPITAL                                  $   1,776,487
                                                             ==============

     NET ASSET VALUE PER UNIT
       (BASED ON 17,005 UNITS ISSUED AND OUTSTANDING)        $      104.47
                                                             ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2010

INVESTMENT INCOME ALLOCATED FROM OLD MUTUAL
    ABSOLUTE RETURN MASTER FUND, L.L.C.:
       Interest                                              $         298
                                                             --------------
EXPENSES ALLOCATED FROM OLD MUTUAL
    ABSOLUTE RETURN MASTER FUND, L.L.C.:
       Professional fees                                            16,462
       Due diligence fees                                            2,885
       Board of Managers' fees                                         597
       Administration fee                                              398
       Printing fees                                                   293
       Custody fee                                                     121
       Insurance fees                                                  104
       Filing fees                                                      33
       Registration fees                                                12
       Other expenses                                                  512
                                                             --------------
           Total Expenses allocated from Old Mutual
               Absolute Return Master Fund, L.L.C.                  21,417
                                                             --------------
FUND EXPENSES:
       Professional fees                                            53,837
       Registration fees                                            23,090
       Management fee                                               18,659
       Administration fee                                           12,882
       Filing fees                                                   8,926
       Board of Managers' fees                                       7,500
       Member Services fee                                           7,493
       Printing fees                                                 4,582
       Insurance fees                                                2,119
       Custody fee                                                   1,500
       Other expenses                                                1,311
                                                             --------------
           Total Fund Expenses                                     141,899
                                                             --------------
       Total expenses before reimbursement                         163,316
       Fund expenses reimbursed                                   (125,158)
                                                             --------------
           Total Net Expenses                                       38,158
                                                             --------------
NET INVESTMENT LOSS                                                (37,860)
                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS ALLOCATED FROM OLD MUTUAL
  ABSOLUTE RETURN MASTER FUND, L.L.C.:
Net realized loss on investments                                   (22,903)
Net change in unrealized appreciation/
    depreciation on investments                                    124,280
                                                             --------------
NET GAIN ON INVESTMENTS                                            101,377
                                                             --------------
NET INCREASE IN MEMBERS' CAPITAL DERIVED
    FROM INVESTMENT ACTIVITIES                               $      63,517
                                                             ==============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Statements of Changes in Members' Capital

                                               For the year     For the year
                                                  ended            ended
                                              March 31, 2010    March 31, 2009
                                             ----------------  ----------------

FROM INVESTMENT ACTIVITIES:
  Net investment loss*                        $      (37,860)   $       (3,609)
  Net realized gain (loss) on investments            (22,903)            9,679
  Net change in unrealized appreciation/
    depreciation on investments                      124,280           (11,781)
                                             ----------------  ----------------

      Net increase (decrease) in Members'
        Capital derived from investment
        activities                                    63,517            (5,711)
                                             ----------------  ----------------

DIVIDENDS AND DISTRIBUTIONS TO MEMBERS:               (6,277)              -
                                             ----------------  ----------------

MEMBERS' CAPITAL TRANSACTIONS :
  Proceeds from sales of Units                     1,611,465               -
  Dividend reinvestment                                6,277               -
  Redemptions of Units                               (49,174)          (52,503)
                                             ----------------  ----------------
        Total Members' Capital Transactions        1,568,568           (52,503)
                                             ----------------  ----------------

NET INCREASE (DECREASE) IN MEMBERS' CAPITAL:       1,625,808           (58,214)
Members' Capital at Beginning of year                150,679           208,893
                                             ----------------  ----------------
Members' Capital at End of year               $    1,776,487    $      150,679
                                             ================  ================


ACCUMULATED NET INVESTMENT LOSS               $      (44,564)   $       (6,704)
                                             ================  ================

* Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2010

CASH FLOWS FROM BY OPERATING ACTIVITIES
Net increase in Members' Capital derived from
    investment activities                                       $       63,517
Adjustments to reconcile net increase in Members' Capital
    derived from investment activities to net cash used
    in operating activities:
       Purchases of investment in Old Mutual
           Absolute Return Master Fund, L.L.C., at fair value       (1,694,969)
       Proceeds from sales of investment in Old Mutual
           Absolute Return Master Fund, L.L.C.                         137,000
       Net realized loss on investments allocated
           from Master Fund                                             22,903
       Net change in unrealized appreciation/depreciation
           on investments allocated from Master Fund                  (124,280)
       Net investment loss allocated from Master Fund                   21,119
    Changes in operating assets and liabilities:
       Decrease in prepaid fees                                            104
       Increase in receivable for investments                             (725)
       Decrease in receivable due from Adviser                         410,338
       Increase in management fee payable                                   85
       Increase in administration fee payable                            2,516
       Decrease in professional fees payable                           (17,891)
       Increase in Member Services fee payable                           1,288
       Decrease in payable due to Adviser                             (362,684)
       Increase in other accrued expenses                                   64
                                                                ---------------
Net cash used in operating activities                               (1,541,615)
                                                                ---------------

DISTRIBUTIONS                                                           (6,277)
                                                                ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the sales of Units                                     1,611,465
Dividend reinvestment                                                    6,277
Redemption of Units, net of change in redemptions payable              (48,975)
                                                                ---------------
Net cash provided by financing activities                            1,568,767
                                                                ---------------

NET CHANGE IN CASH                                                      20,875
Cash, beginning of year                                                     50
                                                                ---------------
CASH, END OF YEAR                                               $       20,925
                                                                ===============

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemptions payable                                             $        1,474
                                                                ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                              Financial Highlights


                                                       For the year     For the year    For the year   October 13, 2006*
                                                           ended            ended           ended             to
                                                      March 31, 2010   March 31, 2009   March 31,2008    March 31, 2007
                                                      -------------------------------------------------------------------

PER UNIT OPERATING PERFORMANCE
Net asset value, beginning
  of year / Issuance price                            $      101.00    $      100.00 (4)
Income (loss) from investment operations:
  Net investment loss                                         (2.23)           (0.62)(4)     N/A               N/A
  Net gain on investments                                      6.06             1.62 (4)
                                                      --------------   --------------
Total from investment operations                               3.83             1.00 (4)

Distributions                                                 (0.36)              -
                                                      --------------   --------------

Net asset value, end of year                          $      104.47    $      101.00 (4)
                                                      ==============   ==============

Total Return                                            3.79 %            (3.05)%(5)       5.89 %              -- %

Net assets, end of period                             $  1,776         $      151          $  209            $  100

Ratio to average members' capital:
   Expenses, before waivers and
    reimbursements(1)                                  10.88 %            91.39 %        142.31 %           83.60 %(2)
   Expenses, net of waivers and
    reimbursements(1)                                   2.55 %             2.55 %          2.55 %            0.00 %(2)
   Net investment loss, before waivers
    and reimbursements                                (10.86)%           (91.07)%       (142.06)%          (83.60)%(2)
   Net investment loss, net of  waivers
    and reimbursements                                 (2.53)%            (2.23)%         (2.30)%            0.00 %(2)

Portfolio turnover rate(3)                             35.03 %            52.98 %         25.01 %              -- %


*    Date of formation, prior to commencement of operations.

(1) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.

(2)  Annualized.

(3) Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C. Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in portfolio funds during the period divided by the average value of investments in portfolio funds held during the year.

(4) For the period January 1, 2009 through March 31, 2009. See Note 6 to the financial statements for additional information.

(5) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year. See Note 6 to the financial statements for additional information.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on October 13, 2006 and commenced operations on April 1, 2007.

Investors who purchase units of limited liability company interests in the Fund ("Units") and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Investment in Old Mutual Absolute Return Master Fund, L.L.C.

ASC 820 (formerly known as FAS No. 157 "Fair Value Measurements") disclosures by the Master Fund are included in Note 2 of the Master Fund's financial statements.

The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The audited financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at March 31, 2010, was 8.33%.

D. Income Taxes

The Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. The Fund's tax reporting to Members are made on IRS Form 1099.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

E. Distribution Policy

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

F. Cash

The Fund maintains a bank account in Pennsylvania. At times, the Fund's cash balances exceed the insured amount under the Federal Deposit Insurance Corporation ("FDIC"). The FDIC temporarily increased its limit to $250,000 until December 31, 2013. The Fund has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

G. Income and Expense Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses

3. RELATED PARTY TRANSACTIONS AND OTHER

A.  Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Master Fund of approximately $1,111,500 to the Fund in

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONTINUED)

exchange for 11,005 units of the Fund. Effective January 1, 2010, OMUSH transferred its ownership interest in the Fund to Millpencil Limited, a subsidiary of Old Mutual plc. OMUSH does not own any of the outstanding Units at March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after month end, at an annualized rate of 1.25% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Units during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH, to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers).

As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund pays the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). The Member Servicing Fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of each month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B.  Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The Fund

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

is subject to a minimum fee of $15,000. The fee is allocated among the Fund and Old Mutual Absolute Return Fund, L.L.C. on a pro rata basis among the funds based on the net assets of each fund.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4. FUND EXPENSES

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES (CONCLUDED)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.55% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation in effect at the time of reimbursement. As of March 31, 2010, the amount of the carryforward is $469,253 which includes $187,882, $156,213 and $125,158 from the fiscal years ended March 31, 2008, March 31, 2009 and March 31, 2010, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement. In addition the Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand, and is offset against the receivable.

The accompanying Statement of Assets and Liabilities includes a receivable from Adviser of $17,355.

5.  BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6.  CAPITAL ACCOUNTS AND ALLOCATIONS

Prior to January 1, 2009, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (continued)

6.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONCLUDED)

On October 16, 2008, the Fund's Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 1,492 units of limited liability company interests in the Fund ("Units") were issued at an initial price of $100 per Unit.

Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

7. SUBSCRIPTIONS AND REDEMPTIONS OF UNITS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month generally as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members:
(i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and
(vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. The Unit transactions for the years ended March 31, 2010 and March 31, 2009, are as follow:



FOR THE YEAR ENDED MARCH 31, 2010               FOR THE YEAR ENDED MARCH 31, 2009
---------------------------------               ----------------------------------
Units outstanding at April 1, 2009     1,492    Units outstanding at April 1, 2009       -
Units issued during the year          27,992    Units issued during the year          1,492
Dividend reinvestment                     62    Dividend reinvestment                    -
Unit redeemed during the year        (12,541)   Unit redeemed during the year            -
                                    ----------                                      ------------

Units outstanding at March 31, 2010   17,005    Units outstanding at March 31, 2009   1,492
                                    ----------                                     ------------


              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (concluded)

8. TAX MATTERS AND DISTRIBUTIONS

On December 28, 2009, a distribution of $1.20 per unit was declared. The dividend was paid on December 30, 2009 to Members of record on December 29, 2009. All distributions to Members were reinvested in the Fund. The distribution paid during the year ended March 31, 2010, has been determined to be a return of capital.

The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2009:


                     ORDINARY           L/T           UNREALIZED
                      LOSS            GAIN/LOSS       APPRECIATION
                    ----------------------------------------------
                      $--              $--              $--

The estimated income tax basis of the Fund's investment in the Master Fund as of December 31, 2009 was as follows:

                            COST OF            UNREALIZED
                         INVESTMENT            APPRECIATION
                        -----------------------------------
                        $  1,806,000            $9,000.00

As of December 31, 2009, estimated net capital loss carryforwards, which are available to offset future net capital gains were as follows:

                                               CAPITAL LOSS
                         EXPIRATION YEAR       CARRY FORWARDS
                         -------------------------------------
                            2018               $    6,000

The difference between book basis and tax basis unrealized appreciation is attributable primarily to various tax adjustments recorded at the portfolio fund level and passed through to the Fund from the Master Fund.

The reclassification as shown in the following table has been made in the Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences as of December 31, 2009. Additional adjustments may be required in subsequent reporting periods. This reclassification which has no impact on the net asset value of the Fund is primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under federal tax rules versus GAAP.

                        INCREASE IN
                       ACCUMULATED NET       DECREASE IN
                       INVESTMENT LOSS       NET CAPITAL
                      ------------------------------------
                      $        6,277         $     (6,277)

              Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Notes to Financial Statements (concluded)

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. SUBSEQUENT EVENTS

From  April  1,  2010  through  May  27,  2010  the  Fund  accepted   additional
subscriptions of $164,000.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

              Old Mutual Absolute Return Institutional Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)

------------------------- ------------------ --------------------------------------- --------------- -----------------------
NAME, AGE, AND POSITION   TERM OF OFFICE*    PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF       PRESENT OR PAST
WITH THE FUND             AND LENGTH OF      YEARS                                   FUNDS IN FUND   (WITHIN 5 YEARS)
                          TIME SERVED                                                COMPLEX         OTHER DIRECTORSHIPS
                                                                                     OVERSEEN BY     HELD BY MANAGERS
                                                                                     MANAGER
----------------------------------------------------------------------------------------------------------------------------

                                                  DISINTERESTED MANAGERS
----------------------------------------------------------------------------------------------------------------------------

Gerald Hellerman          Indefinite/Since   Principal, Hellerman Associates               6         Director, The Mexico
                          February 2007      (financial and corporate consulting),                   Equity and Income
Year of Birth:  1937                         1993 - present; Chief Compliance                        Fund, Inc., June 2001
                                             Officer and Chief Financial Officer,                    - present; Director
Manager                                      The Mexico Equity and Income Fund,                      and Audit-Chair, MVC
                                             Inc., June 2001 - present; Chief                        Capital Inc., March
                                             Compliance Officer and Chief                            2003 - present;
                                             Financial Officer, Special                              Director, Brantley
                                             Opportunities Fund, Inc., August 2009                   Capital, March 2003 -
                                             - present; President, Innovative                        March 2006 and March
                                             Clinical Solutions, May 2002 - 2008.                    2007 - present;
                                                                                                     Director, Special
                                                                                                     Opportunities Fund, Inc.,
                                                                                                     August 2009 - present;
                                                                                                     Director, Innovative Clinical
                                                                                                     Solutions, May 2002 - 2008;
                                                                                                     Director and Audit-Chair,
                                                                                                     AirNet Systems, July 2005 -
                                                                                                     May 2008; Director, FNC
                                                                                                     Realty, May 2002 - 2007;
                                                                                                     Director, Element Long/Short
                                                                                                     Equity, May 2005 - November
                                                                                                     2005.
------------------------- ------------------ --------------------------------------- --------------- ------------------------------

Paul D. Malek             Indefinite/Since   General Counsel, Stonehill Capital            6         None
                          February 2007      Management LLC, April 2009 - present;
Year of Birth:  1967                         General Counsel, Latigo Partners, LP
                                             (hedge fund), February 2006 - March
Manager                                      2009; Associate, Milbank, Tweed,
                                             Hadley & McCloy LLP, May 2001 -
                                             January 2006.

-----------------------------------------------------------------------------------------------------------------------------------

George W. Morriss         Indefinite/Since   Retired                                       6         Trustee/Director,
                          February 2007                                                              open-end and
Year of Birth:  1947                                                                                 closed-end funds in
                                                                                                     Neuberger Berman Fund
Manager                                                                                              Complex, February
                                                                                                     2007 - present;
                                                                                                     Advisory Director,
                                                                                                     Berkshire Capital
                                                                                                     Securities, August
                                                                                                     2006 - February 2007
                                                                                                     and July 2009 -
                                                                                                     present; Director,
                                                                                                     Lehman Brothers First
                                                                                                     Trust Income
                                                                                                     Opportunity Fund,
                                                                                                     July 2003 - April
                                                                                                     2006; Trustee,
                                                                                                     Element Long/Short
                                                                                                     Funds, March 2005 -
                                                                                                     September 2005.
------------------------- ------------------ --------------------------------------- --------------- ------------------------------

                                                  Interested Manager
-----------------------------------------------------------------------------------------------------------------------------------

Matthew Appelstein **     Indefinite/Since   Executive Vice President/Head of              6         Trustee,
                          April 2008         Global Sales and Marketing, Old                         TS&W/Claymore Tax-Advantage
Year of Birth:  1961                         Mutual (US) Holdings Inc., October                      Balanced Fund,
                                             2008 - present; Senior Vice                             November 2004 -
Manager, President and                       President, Old Mutual (US) Holdings                     present; Trustee, Old
Chief Executive Officer                      Inc., October 2006 - October 2008;                      Mutual/Claymore
                                             Vice President, Old Mutual (US)                         Long-Short Fund,
                                             Holdings, Inc., December 2003 -                         April 2005 - present;
                                             October 2006.                                           Director, Old Mutual Global
                                                                                                     Funds plc, May 2008 - present;
                                                                                                     Trustee, Old Mutual Investment
                                                                                                     Partners, August 2009 -
                                                                                                     present; Manager, Director,
                                                                                                     Old Mutual Asset Management
                                                                                                     International, Ltd., November
                                                                                                     2009 - present.
-------------------------- ------------------- ------------------------------------------------------------------------------------




NAME, AGE, AND POSITION    TERM OF             PRINCIPAL OCCUPATION DURING PAST 5 YEARS
WITH THE FUND              OFFICE*AND LENGTH
                           OF TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------

                                                              Officers
-----------------------------------------------------------------------------------------------------------------------------------

Ross Weissman              Indefinite/Since                Chief Financial Officer, Larch Lane Advisors LLC, 2005 - present;
                           February 2007                   Controller and Chief Financial Officer, Larch Lane Advisors LP, 1999
                                                           - 2005.
Year of Birth:  1970

Treasurer and Chief
Financial Officer
-------------------------- ------------------- ------------------------------------------------------------------------------------

Stephen A. McShea          Indefinite/Since                Chief Compliance Officer and General Counsel, Larch Lane Advisors LLC,
                           September 2009                  June 2009 - present; Associate, Dechert LLP, May 2004 - February 2009.
Year of Birth:   1971

Chief Compliance Officer
-------------------------- ------------------- ------------------------------------------------------------------------------------
The business address of each Manager and Officer is c/o Larch Lane Advisors LLC,
800 Westchester Avenue, S-618, Rye Brook, New York 10573.
   * Officer of the Fund until such time as his or her successor is duly elected and qualified.
  ** Mr. Applestein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the
     Principal Executive Officer of the Fund and he is an officer of an affiliate of the Advisor.


Old Mutual Absolute Return Master Fund, L.L.C.

Financial Statements

For the year ended March 31, 2010

                 Old Mutual Absolute Return Master Fund, L.L.C.
                                Table of Contents

Financial Statements:

Report of Independent Registered Public Accounting Firm ......................1
Schedule of Investments ......................................................2
Statement of Assets and Liabilities ..........................................4
Statement of Operations.......................................................5
Statements of Changes in Members' Capital ....................................6
Statement of Cash Flows ......................................................7
Financial Highlights .........................................................8
Notes to Financial Statements.................................................9
Board of Managers and Officers of the Fund (unaudited) ......................23






















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the
Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                                                 Rothstein, Kass & Company, P.C.
                                                              4 Becker Farm Road
                                                      Roseland, New Jersey 07068
                                                                    973.994.6666
                                                                    973.994.0337
                                                                    www.rkco.com
(Rothstein, Kass logo)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Managers and Members of Old Mutual Absolute Return Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") as of March 31, 2010, and the related statements of operations, changes in members' capital, cash flows and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the period November 1, 2006 (commencement of operations) through March 31, 2007 and for the year ended March 31, 2008 were audited by an independent registered public accounting firm whose report dated May 29, 2008 expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2010, by correspondence with the custodian and portfolio funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Old Mutual Absolute Return Master Fund, L.L.C. as of March 31, 2010, the results of its operations, changes in members' capital, cash flows and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.


Rothstein, Kass & Company, P.C.
Roseland, New Jersey
May 27, 2010

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Schedule of Investments
                                 March 31, 2010

INVESTMENT STRATEGIES AS A PERCENTAGE OF TOTAL INVESTMENTS

[GRAPHIC OMITTED]                          [ ] Directional - 17.6&

                                           [ ] Equity Strategies - 49.6%

                                           [ ] Event Driven - 16.3%

                                           [ ] Opportunistic - 16.5%

                                                                                   % OF
                                                                      FAIR        MEMBERS'                   NOTICE
Portfolio Fund                                          COST          VALUE      CAPITAL(1)   LIQUIDITY(2)   PERIOD       LOCK-UP
------------------------------------------------------------------------------------------------------------------------------------

DIRECTIONAL:
COMAC Global Macro Fund, Ltd. (Shares: 6,019.880)       $ 823,353     $ 996,063        4.66%    Monthly        60           None
Nias Futures Fund, Ltd. (Shares: 813.584)                 912,584       882,036        4.13%   Quarterly       14           None
Remington Investment Strategies, L.P.                     650,000       740,423        3.46%    Annually       60           None
Tudor BVI Global Fund, Ltd.                               803,973       873,269        4.08%   Quarterly       60           None
                                                   ------------------------------------------
     TOTAL DIRECTIONAL                                  3,189,910     3,491,791       16.33%
                                                   ------------------------------------------

EQUITY STRATEGIES:
7x7 Institutional Partners, L.P.                          618,753       727,212        3.40%    Monthly        60           None
Atlas Fundamental Trading Fund, L.P.                      550,000       537,900        2.52%   Quarterly       60           None
Cedar Hill Onshore Mortgage Opportunity Fund, L.P.         21,285        21,285        0.10%   Quarterly       180          None
Cygnus Utilities, Infrastructure & Renewables, LLC        650,000       634,463        2.97%    Monthly        30           None
Expo Health Sciences Fund, L.P.                           475,000       558,192        2.61%   Quarterly       30           None
FrontPoint Onshore Financial Services Fund, L.P.          750,000       786,660        3.68%   Quarterly       30           None
Galante Partners, L.P.                                    479,394       329,690        1.54%   Quarterly       30           None
GEM Realty Securities, L.P. - Class A                     375,000       415,885        1.94%    Annually       60           None
GEM Realty Securities, L.P. - Class B                     475,000       519,711        2.43%   Quarterly       60           None
Iridian Opportunity Fund, L.P.                            625,000       629,455        2.94%    Monthly        30           None
JANA Partners Qualified, L.P.                           1,146,995     1,288,488        6.03%   Quarterly       60           None(5)
JANA Piranha Fund, L.P.                                    44,649        28,177        0.13%      N/A          N/A    Side Pocket(3)
JAT Capital Domestic Fund, L.P.                           500,000       556,648        2.60%   Quarterly       45           None
Longhorn Onshore Investors, L.P.                          350,000       295,623        1.38%   Quarterly       45           None
Marshall Wace Market Neutral TOPS Fund, L.P.              650,000       578,999        2.71%    Monthly        30           None
Riley Paterson Asian Opportunities Fund                   250,000       235,923        1.10%    Monthly        30           None
Two Sigma Spectrum U.S. Fund, L.P.                      1,225,000     1,526,491        7.14%   Quarterly       55           None
                                                   ------------------------------------------
     TOTAL EQUITY STRATEGIES                            9,186,076     9,670,802       45.22%
                                                   ------------------------------------------








                                      B-22


                 Old Mutual Absolute Return Master Fund, L.L.C.
                       Schedule of Investments (concluded)
                                 March 31, 2010

                                                                                   % OF
                                                                      FAIR        MEMBERS'                   NOTICE
Portfolio Fund                                          COST          VALUE      CAPITAL(1)   LIQUIDITY(2)   PERIOD       LOCK-UP
------------------------------------------------------------------------------------------------------------------------------------
Event Driven:
GCA Credit Opportunities Fund LLC                       $ 500,000     $ 671,895        3.14%   Quarterly       60           None
GoldenTree Partners, L.P.                                 106,125       120,867        0.57%   Quarterly       90         None(5)
Greywolf Capital Partners II, L.P.                          8,509         5,781        0.03%      N/A          N/A    Side Pocket(3)
Kingdon Credit Partners, L.P.                             475,000       501,161        2.34%   Quarterly       90           None
Senator Global Opportunity Fund, L.P.                     500,000       677,015        3.17%   Quarterly       60           None
Southpaw Credit Opportunity Partners, L.P.                775,000       856,406        4.00% Semi-annually     60           None
Stone Lion Fund, L.P.                                     350,000       397,068        1.86%   Quarterly       90     Until Dec. 31,
                                                                                                                            2010
                                                   ------------------------------------------
     TOTAL EVENT DRIVEN                                 2,714,634     3,230,193       15.11%
                                                   ------------------------------------------

OPPORTUNISTIC:
D.E. Shaw Composite Fund, LLC                             815,536       846,227        3.96%   Quarterly       90          (5)(6)
Manikay Onshore Fund, L.P.                                450,000       447,648        2.09%   Quarterly       65           None
Perry Partners, L.P.                                    1,000,000     1,099,499        5.14%    Annually       90     Until Dec. 31,
                                                                                                                            2010
Wexford Spectrum Fund, L.P.                               835,000       875,154        4.09%   Quarterly       90     Until Dec. 31,
                                                                                                                            2010
                                                   ------------------------------------------
     TOTAL OPPORTUNISTIC                                3,100,536     3,268,528       15.28%
                                                   ------------------------------------------

     TOTAL PORTFOLIO FUNDS                             18,191,156    19,661,314       91.94%
                                                   ------------------------------------------

CASH EQUIVALENT:
SDIT Prime Obligation Fund, Class A, 0.100% (4)           732,677       732,677        3.43%     Daily        None          None
                                                   ------------------------------------------
     TOTAL CASH EQUIVALENT                                732,677       732,677        3.43%
                                                   ------------------------------------------

     TOTAL INVESTMENTS                               $ 18,923,833  $ 20,393,991       95.37%
                                                   ==========================================



(1)  Percentages are based on Members' Capital at March 31, 2010 of $21,383,984.
(2) Liquidity terms shown apply after lock-up provisions. Please see Note 10.L. of the Notes to the Financial Statements.
(3) Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket. Please see Note 10.L. of the Notes to the Financial Statements.
(4)  The rate shown is the 7-day effective yield as of March 31, 2010.
(5)  A portion of the investment has been deemed a side pocket investment.
(6) Fund has restricted liquidity since 12/31/08. A gate provision permits a maximum withdrawal of 6.25% of capital per quarter.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                       Statement of Assets and Liabilities
                                 March 31, 2010



ASSETS
Investments in Portfolio Funds, at fair value (cost $18,191,156)      $ 19,661,314
Cash equivalent, at fair value (cost $732,677)                             732,677
Fund investments made in advance                                         1,075,000
Receivable for investments sold                                            295,297
Interest receivable                                                            103
                                                                   ----------------
     TOTAL ASSETS                                                       21,764,391
                                                                   ----------------

LIABILITIES
Redemption payable                                                         312,000
Professional fees payable                                                   60,454
Payable to Adviser                                                           4,431
Board of Managers' fees payable                                              1,875
Administration fees payable                                                  1,250
Other accrued expenses                                                         397
                                                                   ----------------
     TOTAL LIABILITIES                                                     380,407
                                                                   ----------------
     NET ASSETS                                                        $21,383,984
                                                                   ================

MEMBERS' CAPITAL
Net capital                                                            $19,250,690
Accumulated net investment loss                                          (791,675)
Accumulated net realized gain on Portfolio Funds                         1,454,811
Net unrealized appreciation/depreciation
     on investments in Portfolio Funds                                   1,470,158
                                                                   ----------------
     TOTAL MEMBERS' CAPITAL                                            $21,383,984
                                                                   ================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Statement of Operations
                        For the year ended March 31, 2010

INVESTMENT INCOME:
          Interest                                          $        3,803
                                                           ----------------

EXPENSES:
          Professional fees                                        206,026
          Due diligence fees                                        35,813
          Board of Managers' fees                                    7,500
          Administration fee                                         5,000
          Printing fees                                              3,689
          Custody fee                                                1,525
          Insurance fees                                             1,322
          Filing fees                                                  338
          Registration fees                                            147
          Other expenses                                             6,222
                                                           ----------------
             Total expenses                                        267,582
                                                           ----------------
NET INVESTMENT LOSS                                               (263,779)
                                                           ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS IN PORTFOLIO FUNDS
Net realized loss on investments in Portfolio Funds               (296,091)
Net change in unrealized appreciation/
   depreciation on investments in Portfolio Funds                1,555,403
                                                           ----------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS IN PORTFOLIO FUNDS                             1,259,312
                                                           ----------------

NET INCREASE IN MEMBERS' CAPITAL
   DERIVED FROM INVESTMENT ACTIVITIES                       $      995,533
                                                           ================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Statements of Changes in Members' Capital



                                                               For the year              For the year
                                                                   ended                    ended
                                                              March 31, 2010            March 31, 2009
                                                            --------------------     ---------------------
FROM INVESTMENT ACTIVITIES:
      Net investment loss*                                        $   (263,779)             $   (109,826)
      Net realized gain (loss) on investments
         in Portfolio Funds                                           (296,091)                 1,137,729
      Net change in unrealized appreciation/depreciation
         on investments in Portfolio Funds                            1,555,403               (1,310,281)
                                                            --------------------     ---------------------

            Net increase (decrease) in Members' Capital
               derived from investment activities                       995,533                 (282,378)
                                                            --------------------     ---------------------

MEMBERS' CAPITAL TRANSACTIONS:
      Proceeds from sales of Interests                                5,958,900                 5,583,753
      Redemptions of Interests                                      (1,536,000)               (2,293,032)
                                                            --------------------     ---------------------
         Total Members' Capital Transactions                          4,422,900                 3,290,721
                                                            --------------------     ---------------------

NET INCREASE IN MEMBERS' CAPITAL:                                     5,418,433                 3,008,343
Members' Capital at Beginning of year                                15,965,551                12,957,208
                                                            --------------------     ---------------------
Members' Capital at End of year                                   $  21,383,984             $  15,965,551
                                                            ====================     =====================

ACCUMULATED NET INVESTMENT LOSS                                   $   (791,675)             $   (527,896)
                                                            ====================     =====================



*    Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                             Statement of Cash Flows
                        For the year ended March 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities              $     995,533
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
         Purchases of Portfolio Funds, at fair value                               (10,821,447)

         Proceeds from sales of Portfolio Funds                                      5,540,325

         Net realized loss on investments in Portfolio Funds                           296,091
         Net change in unrealized appreciation/depreciation
              on investments in Portfolio Funds                                     (1,555,403)
     Changes in operating assets and liabilities:

         Decrease in receivable for investments sold                                   100,996
         Decrease in prepaid insurance fees                                              1,322
         Decrease in interest receivable                                                   814
         Decrease in Fund investments made in advance                                 (725,000)
         Increase in due from Old Mutual
              Absolute Return Fund, L.L.C.                                             110,023
         Decrease in payable to Adviser                                                (83,826)
         Decrease in professional fees payable                                         (39,546)
         Increase in other accrued expenses                                                 22
                                                                               ----------------
Net cash used in operating activities                                               (6,180,096)
                                                                               ----------------


CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from sale of Interests                                                      5,958,900
Redemption of Interests, net of change in redemption payable                        (2,684,002)
                                                                               ----------------

Net cash provided by financing activities                                            3,274,898
                                                                               ----------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                           (2,905,198)

Cash and cash equivalents, beginning of year                                         3,637,875
                                                                               ----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                              $  732,677
                                                                               ================

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Redemption payable                                                                  $  312,000
                                                                               ================



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                              Financial Highlights


                                               For the                 For the                 For the          November 1, 2006*
                                             year ended              year ended               year ended               to
                                           March 31, 2010          March 31, 2009          March 31, 2008        March 31, 2007
                                         -------------------- -- -------------------- --- ------------------- ----------------------

Total Return                                    5.05  %                (1.73) %                8.83  %              3.95  %(1)

Net assets, end of period (in 000's)           $21,384                    $15,966                  $12,957           $11,017

Ratio to average members' capital:

       Expenses(2)                              1.45  %                 0.98  %                2.86  %              2.93  %(3)

       Net investment loss                     (1.43) %                (0.68) %               (2.56) %             (2.52) %(3)

Portfolio turnover rate(5)                     35.03  %                52.98  %               25.01  %              2.52  %(4)


*    Commencement of operations.

(1)  Total return is for the period indicated and has not been annualized.

(2)  Expenses of Portfolio Funds are not included in the expense ratio.

(3)  Annualized.

(4)  Not annualized.

(5) Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                          Notes to Financial Statements
                                 March 31, 2010

1. ORGANIZATION

Old Mutual Absolute Return Master Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission ("SEC"), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Feeder Fund") and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of March 31, 2010, the Feeder Fund's investment in the Fund represented 91.67% of Members' Capital and the Institutional Feeder Fund's investment in the Fund represented 8.33% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. Accounting Standards Codification

FINANCIAL ACCOUNTING STANDARDS BOARD ("FASB") LAUNCHES ACCOUNTING STANDARDS CODIFICATION - The FASB has issued FASB ASC 105 (formerly FASB Statement No.
168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund has implemented the Codification as of September 30, 2009.

B. Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

C. Valuation of Portfolio Investments at Fair Value and Investment Transactions

GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The three levels of the fair value hierarchy under GAAP are described below:

o Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

o Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

o Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

As permitted under GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Fund if necessary) in a manner consistent with GAAP for investment companies. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

As required by GAAP, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at March 31, 2010:



                                    Level 1 --
                                  Quoted Prices         Level 2 --
                                    in Active          Significant         Level 3 --
                                   Markets for            Other           Significant
                                    Identical          Observable        Unobservable        Total as of
         Assets (at fair value)       Assets             Inputs             Inputs         March 31, 2010
                                 -----------------   ----------------   ----------------   ----------------
Investments in Portfolio Funds    $            -      $   18,219,860     $    1,441,454      $  19,661,314
               Cash Equivalent            732,677                 -                  -             732,677
                                 -----------------   ----------------   ----------------   ----------------
                         Total    $       732,677     $   18,219,860     $    1,441,454      $  20,393,991
                                 =================   ================   ================   ================



The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:


          Beginning        Realized and                                             Ending Balance
        Balance as of       unrealized        Net purchase/                         as of March 31
        April 1, 2009      gains/(losses)        sales           Transfer in/out          2010
       --------------------------------------------------------------------------  -----------------

         $   13,120,880     $      (53,014)   $    (4,644,441)   $    (6,981,971)   $     1,441,454
       =================  =================  =================  =================  =================


Realized and unrealized gains and losses are included in net gain (loss) on investments in the Statement of Operations. The change in unrealized gains (losses) for the year ended March 31, 2010 for investments still held at March 31, 2010 of $(548,404) is reflected in net change in unrealized appreciation/depreciation on investments in Portfolio Funds.

For the year ended March 31, 2010, there have been no significant changes to the Fund's fair value methodologies.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. Income Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended March 31, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2010, the Fund did not incur any significant interest or penalties.

The aggregate income tax basis of investments was $19,690,560. Net unrealized depreciation on investments for income tax purposes was $(181,882), consisting of $1,557,440 of gross unrealized appreciation and $(1,739,322) of gross unrealized depreciation.

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

G. Cash Equivalent

As of March 31, 2010, cash equivalent consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)

H. Accounting Pronouncements Recently Issued or Adopted

On September 30, 2009 the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2009-12. This ASU was issued to provide guidance for reporting entities that calculate net asset value (NAV) or an equivalent. This ASU provides a practical expedient to measure the fair value of investments within the scope of the ASU. The purpose of the ASU is to reduce some of the complexity and inconsistency amongst investors who report investments in these types of vehicles at fair value in accordance with Topic
(ASC) 820 FAIR VALUE MEASUREMENTS AND DISCLOSURES. The Funds' adopted the provisions of the ASU effective for the year beginning April 1, 2009.

On January 21, 2010, the FASB issued an ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in periods beginning after December 15, 2009, however the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. At this time the Fund is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

3. RELATED PARTY TRANSACTIONS AND OTHER

A. Related Party Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly- owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Fund of approximately $1,111,500 to the Institutional Feeder Fund in exchange for 11,005 units of the Institutional Feeder Fund. OMUSH does not own any Interests as of March 31, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Institutional Feeder Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $4,431.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

3. RELATED PARTY TRANSACTIONS AND OTHER (CONCLUDED)

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006, and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreements, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B. Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to a minimum annual fee of $5,000.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

4. FUND EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Amounts shown as expenses in the Statement of Operations and Financial Highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the Statement of Operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5.  BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the year ended March 31, 2010.

6.  CAPITAL ACCOUNTS AND ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

6.  CAPITAL ACCOUNTS AND ALLOCATIONS (CONTINUED)

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

7. SUBSCRIPTIONS AND REDEMPTIONS OF INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. RISK AND UNCERTAINTIES

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A. Short Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B. Swap Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C. Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D. Futures Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

E. Leverage Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F. Forward Foreign Currency Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G. Repurchase Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H. Reverse Repurchase Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

I. Lending Portfolio Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J. When-Issued and Forward Commitment Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K. Restricted and Illiquid Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (I.E., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

10. RISK AND UNCERTAINTIES (CONTINUED)

L. Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M. Credit Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N. Interest Rate Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11. INVESTMENT TRANSACTIONS

For the year ended March 31, 2010, the Fund made investments in Portfolio Funds in the amount of $10,821,447 and redeemed investments in Portfolio Funds in the amount of $5,540,325.

12. INVESTMENTS

As of March 31, 2010, the Fund had investments in thirty-one Portfolio Funds, none of which are related parties.

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Notes to Financial Statements (continued)

12. INVESTMENTS (CONTINUED)

Portfolio Funds' Investment Strategies:

DIRECTIONAL
Directional strategies derive their primary source of return from directional positions in asset classes. These strategies include global macro funds and commodity trading advisors ("CTA"). Macro strategies generally utilize analysis of macro-economic, geopolitical and financial conditions to establish directional views and seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments. CTA strategies also look to establish directional views on various financial instruments and geographies but generally do so in a systematic manner.

EQUITY STRATEGIES
Equity Strategies derive their primary source of return from positions in the equity markets. Stock selection is of primary importance to these strategies. Equity strategies include long-bias, short-bias, variable bias and equity market neutral strategies. Long bias managers will always be net long, short bias managers are expected to maintain a negative net exposure; variable bias managers can adjust net exposure and be either net long, net short or market neutral; equity market neutral managers are expected to maintain a net exposure +/-20%.

EVENT DRIVEN
Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

OPPORTUNISTIC
Opportunistic strategies derive their primary source of return from a broad range of strategies, asset classes and securities, investing opportunistically across the broad spectrum of asset classes. They seek to invest in strategies, asset classes and geographies that they feel exhibit the best risk/reward profile. These managers are expected to dynamically adjust their exposure and positions as market opportunities vary.

13. SUBSEQUENT EVENTS

From April 1, 2010 through May 27, 2010, the Fund received subscriptions in the amount of $1,381,300. In addition, as of May 27, 2010, the Fund has received tender offers that are anticipated to be effective on June 30, 2010. The member interests for these requests were approximately 2.1% of the members' capital of the Fund, or approximately $450,000, as of March 31, 2010. The ultimate amounts redeemed for these requests may vary based upon the performance of the Fund.

Effective April 1 and May 1, 2010, the Fund made investments in Portfolio Funds in the amounts of $1,075,000 and $1,000,000 respectively.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through May 27, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2010.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Board of Managers and Officers of the Fund (unaudited)


----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

NAME, AGE, AND          TERM OF            PRINCIPAL OCCUPATION DURING       NUMBER        PRESENT OR PAST (WITHIN 5 YEARS) OTHER
POSITION WITH THE FUND  OFFICE* AND        PAST 5 YEARS                      OF FUNDS      DIRECTORSHIPS HELD BY MANAGERS
                        LENGTH OF TIME                                       IN FUND
                        SERVED                                               COMPLEX
                                                                             OVERSEEN BY
                                                                             MANAGER
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

                                                       DISINTERESTED MANAGERS
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

Gerald Hellerman        Indefinite/Since   Principal, Hellerman Associates        6        Director, The Mexico Equity and Income
                        October 2006       (financial and corporate                        Fund, Inc., June 2001 - present;
Year of Birth:  1937                       consulting), 1993 - present;                    Director and Audit-Chair, MVC Capital
                                           Chief Compliance Officer and                    Inc., March 2003 - present; Director,
Manager                                    Chief Financial Officer, The                    Brantley Capital, March 2003 - March
                                           Mexico Equity and Income Fund,                  2006 and March 2007 - present;
                                           Inc., June 2001 - present;                      Director, Special Opportunities Fund,
                                           Chief Compliance Officer and                    Inc., August 2009 - present; Director,
                                           Chief Financial Officer,                        Innovative Clinical Solutions, May
                                           Special Opportunities Fund,                     2002 - 2008; Director and Audit-Chair,
                                           Inc., August 2009 - present;                    AirNet Systems, July 2005 - May 2008;
                                           President, Innovative Clinical                  Director, FNC Realty, May 2002 - 2007;
                                           Solutions, May 2002 - 2008.                     Director, Element Long/Short Equity,
                                                                                           May 2005 - November 2005.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

Paul D. Malek           Indefinite/Since   General Counsel, Stonehill             6        None
                        October 2006       Capital Management LLC, April
Year of Birth:  1967                       2009 -present; General Counsel,
                                           Latigo Partners, LP (hedge
Manager                                    fund), February 2006 - March 2009;
                                           Associate, Milbank, Tweed, Hadley &
                                           McCloy LLP, May 2001 - January 2006.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

George W. Morriss       Indefinite/Since   Retired                                6        Trustee/Director, open-end and
                        October 2006                                                       closed-end funds in Neuberger Berman
Year of Birth:  1947                                                                       Fund Complex, February 2007 - present;
                                                                                           Advisory Director, Berkshire Capital
Manager                                                                                    Securities, August 2006 - February
                                                                                           2007 and July 2009 - present;
                                                                                           Director, Lehman Brothers First Trust
                                                                                           Income Opportunity Fund, July 2003 -
                                                                                           April 2006; Trustee, Element
                                                                                           Long/Short Funds, March 2005 -
                                                                                           September 2005.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

                                                         INTERESTED MANAGER
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

Matthew Appelstein **   Indefinite/Since   Executive Vice President/Head          6        Trustee, TS&W/Claymore Tax-Advantage
                        April 2008         of Global Sales and Marketing,                  Balanced Fund, November 2004 -
Year of Birth:  1961                       Old Mutual (US) Holdings Inc.,                  present; Trustee, Old Mutual/Claymore
                                           October 2008 - present; Senior                  Long-Short Fund, April 2005 - present;
Manager, President                         Vice President, Old Mutual (US)                 Director, Old Mutual Global Funds plc,
and Chief Executive                        Holdings Inc., October 2006 -                   May 2008 - present;  Trustee, Old
Officer                                    October 2008; Vice President,                   Mutual Investment Partners, August
                                           Old Mutual (US) Holdings, Inc.,                 2009 - present; Manager, Director, Old
                                           December 2003 - October 2006.                   Mutual Asset Management International,
                                                                                           Ltd., November 2009 - present.
----------------------- ------------------ --------------------------------- ------------- ----------------------------------------

NAME, AGE, AND POSITION WITH THE FUND      TERM OF OFFICE* AND LENGTH OF     PRINCIPAL OCCUPATION DURING PAST 5 YEARS
                                           TIME SERVED
------------------------------------------ --------------------------------- ------------------------------------------------------

                                                              OFFICERS
------------------------------------------ --------------------------------- ------------------------------------------------------

Ross Weissman                              Indefinite/Since October 2006     Chief Financial Officer, Larch Lane Advisors LLC,
                                                                             2005 - present;  Controller and Chief Financial
Year of Birth:  1970                                                         Officer, Larch Lane Advisors LP, 1999 - 2005.

Treasurer and Chief Financial Officer
------------------------------------------ --------------------------------- ------------------------------------------------------

Stephen A. McShea                          Indefinite/Since September 2009   Chief Compliance Officer and General Counsel, Larch
                                                                             Lane Advisors LLC, June 2009 - present;  Associate,
Year of Birth:  1971                                                         Dechert LLP, May 2004 - February 2009.

Chief Compliance Officer
------------------------------------------ --------------------------------- ------------------------------------------------------
The business address of each Manager and Officer is c/o Larch Lane Advisors LLC, 800 Westchester Avenue, S-618, Rye Brook,
New York 10573.
 * Officer of the Fund until such time as his or her successor is duly elected and qualified.
** Mr. Appelstein is a Manager who may be deemed an "interested person" of the Fund, as that term is defined by the 1940 Act, because he is the Principal Executive Officer of the Fund and he is an officer of an affiliate of the Adviser.


                                   APPENDIX C

                        INDIVIDUAL INVESTOR CERTIFICATION

          I hereby certify that I am a natural person, who has an individual net worth,* or joint net worth with my spouse, in excess of $1 million; or a person who has an individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the two most recent years, or joint income with my spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year.

          I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment. In addition, I understand and acknowledge that, in addition to receiving member servicing fees from the Fund (as described in the Fund's prospectus), the Member Service Provider, with which the financial advisor identified below is associated, may receive one-time and ongoing payments from the Distributor based upon the amount of my investment.

          I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

          I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended (the "Code"), including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number and home address, as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.** I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

         I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Larch Lane Advisors LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

          By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), a form of which is set forth in Appendix A to the prospectus, including its Power of Attorney provisions and Section 8.3(c) of the Agreement, which relates to the valuation of the Fund's interests in Portfolio Funds (as defined in the Agreement). I have read the Agreement and the prospectus, including its provisions relating to the valuation of the Fund's interests in Portfolio Funds, and to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.

Amount Invested: $
                  --------------------------

Date:            , for investment as of the 1st of         (Month)        (Year)
      -----------                                  -------         ------

Investor Signature:
                     --------------------------------------------
Print Investor Name:
                     --------------------------------------------


If Applicable, Print Name of Additional Investor:
                                                  --------------------------

If Multiple Investors, then check one (identifying applicable relationship between investors):

    Joint Tenants     Tenants-in-Common     Other (please specify:            )
----              ----                  ----                      -----------

Investor Social Security Number/Tax ID Number:
                                               -------------------------------
Investor Address:
                  ------------------------------------------------------------

                  ------------------------------------------------------------

                  ------------------------------------------------------------

------------------------------------------------------------------------------
TO BE COMPLETED BY FINANCIAL ADVISOR


Print Financial Advisor Name:
                              ------------------------------------------------

Financial Advisor Telephone #:
                              ------------------------------------------------

Financial Advisor Branch Code and Rep Code:
                                            ----------------------------------

Firm Name:
           -------------------------------------------------------

Financial Advisor Address:
                          ----------------------------------------

                          ----------------------------------------

                          ----------------------------------------

Custodian:
           -------------------------------------------------------

* As used herein, "net worth" means the excess of total assets at fair market value, including home, over total liabilities. For the purpose of determining "net worth," the principal residence owned by an individual shall be valued at either (A) cost, including the cost of improvements, net of current encumbrances upon the property, or (B) the appraised value of the property as determined by an institutional lender, net of current encumbrances upon the property.

** The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                      NON-INDIVIDUAL INVESTOR CERTIFICATION

       I hereby certify that I am: (A) a corporation, foundation, endowment, partnership or limited liability company with total assets in excess of $5 million and was not formed for the specific purpose of acquiring the securities offered, or each equity owner is a person who has an individual income (exclusive of any income attributable to a spouse) in excess of $200,000 in each of the two most recent years, or joint income with a spouse in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year (as used herein, an "eligible investor"); (B) an employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the decision to invest in the Company was made by a plan fiduciary (as defined in Section 3(21) of ERISA), which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan within the meaning of ERISA and has total assets in excess of $5 million, or a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, and has total assets in excess of $5 million; (C) an individual retirement account, Keogh Plan or other self-directed plan (I.E., a tax-qualified defined contribution plan in which a participant may exercise control over the investment of assets credited to his or her account) in which all of the participant(s) are eligible investors, as described in (A); (D) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), which was not formed for the specific purpose of acquiring the securities offered and has total assets in excess of $5 million;
(E) a trust with total assets in excess of $5 million, which was not formed for the specific purpose of acquiring the securities offered and the purchase is directed by a sophisticated person (as used in the foregoing sentence, a "sophisticated person" is one who has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment), or a bank as defined in Section 3(a)(2) of the Securities Act, a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, (ii) acting in a fiduciary capacity and (iii) subscribing for the purchase of the securities being offered on behalf of a trust account or accounts, or a revocable trust which may be amended or revoked at any time by the grantors thereof and all of the grantors are eligible investors as described in (A); (F) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in its individual capacity;
(G) an insurance company as defined in Section 2(13) of the Securities Act; or
(H) an entity (other than an investment company as defined in Section 3 of the 1940 Act) that has a net worth of more than $1.5 million.

          I understand that it may be a violation of state and Federal law for me to provide this certification if I know that it is not true. I have read the prospectus of the Fund, including the investor qualification and investor suitability provisions contained therein. I understand that an investment in the Fund involves a considerable amount of risk and that some or all of the investment may be lost. I understand that an investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the investment and should be viewed as a long-term investment. In addition, I understand and acknowledge that, in addition to receiving member servicing fees from the Fund (as described in the Fund's prospectus), the Member Service Provider, with which the financial advisor identified below is associated, may receive one-time and ongoing payments from the Distributor based upon the amount of my investment.

          I am aware of the Fund's limited provisions for transferability and withdrawal and have carefully read and understand the "Redemptions, Repurchases of Units and Transfers" provision in the prospectus.

          I am a U.S. person and am NOT (A) a non-resident alien or (B) a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code, including income tax regulations) for purposes of U.S. Federal income taxation. I agree to notify the Fund within 60 days of the date that I become a foreign person or entity. I further certify that my name, U.S. tax identification number and business address, as they appear in your records, are true and correct. I further certify that I am NOT subject to backup withholding because either (1) I am exempt from backup withholding, (2) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding.* I make these certifications under penalty of perjury and understand that they may be disclosed to the IRS by the Fund and that any false statement contained in this paragraph could be punished by fine and/or imprisonment.

          If I am the fiduciary executing this Investor Certificate on behalf of a Plan (the "Fiduciary"), I represent and warrant that I have considered the following with respect to the Plan's investment in the Fund and have determined that, in review of such considerations, the investment is consistent with the Fiduciary's responsibilities under ERISA: (i) the fiduciary investment standards under ERISA in the context of the Plan's particular circumstances; (ii) the permissibility of an investment in the Fund under the documents governing the Plan and the Fiduciary; and (iii) the risks associated with an investment in the Fund and the fact that I will be unable to redeem the investment. However, the Fund may repurchase the investment at certain times and under certain conditions set forth in the prospectus.

          I understand that the Fund and its affiliates are relying on the certification and agreements made herein in determining my qualification and suitability as an investor in the Fund. I understand that an investment in the Fund is not appropriate for, and may not be acquired by, any person who cannot make this certification, and agree to indemnify Larch Lane Advisors LLC and its affiliates and hold harmless from any liability that you may incur as a result of this certification being untrue in any respect.

          By signing below, I hereby execute, as a Member, and agree to be bound by the terms of the Fund's Amended and Restated Limited Liability Company Agreement (the "Agreement"), a form of which is set forth in Appendix A to the prospectus, including its Power of Attorney provisions and Section 8.3(c) of the Agreement, which relates to the valuation of the Fund's interests in Portfolio Funds (as defined in the Agreement). I have read the Agreement and the prospectus, including its provisions relating to the valuation of the Fund's interests in Portfolio Funds, and to the extent I believe it necessary, have consulted with my tax and legal advisors and understand its terms.


Amount Invested: $
                  --------------------------

Date:           , for investment as of the 1st of           (Month)      (Year)
     -----------                                  ----------        -----

Investor Signature:
                   -----------------------------------------

Print Investor Name:
                   -----------------------------------------

         Type of Entity:
                         -------------------------

         As Applicable, Name of General Partner, Managing Member or Trustee:

         -----------------------------------------

         List of Authorized Signatories:
                                         --------------------------------------

         Formation Date:
                         -----------------------------

Investor Tax ID Number:
                       -----------------------------------------

Investor Address:
                   -----------------------------------------

                   -----------------------------------------

                   -----------------------------------------

-------------------------------------------------------------------------------
TO BE COMPLETED BY FINANCIAL ADVISOR

Print Financial Advisor Name:
                             --------------------------------------------------

Financial Advisor Telephone #:
                              -------------------------------------------------
Financial Advisor Branch and Rep Code:
                                      -----------------------------------------
Firm Name:
           --------------------------------------------------------------------
Financial Advisor Address:
                          -----------------------------------------

                          -----------------------------------------

                          -----------------------------------------

Custodian:
           -----------------------------------------

* The Investor must cross out the preceding sentence if it has been notified by the IRS that it is currently subject to backup withholding because it has failed to report all interest and dividends on its tax return.

                                   APPENDIX D

              FUND, MASTER FUND AND ADVISER PERFORMANCE INFORMATION


         Larch Lane Advisors LLC (the "Adviser") employs an investment program for Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund"), which invests substantially all of its assets in Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund"), that is substantially the same as the investment program that it employs in managing another investment vehicle that has an investment objective, program, policies and strategies that are substantially the same as those of the Fund (the "Other Vehicle"). The Adviser selects on behalf of the Other Vehicle various Portfolio Managers with which it will invest the Other Vehicle's assets. The personnel of the Adviser who are responsible for managing the investment portfolios of the Fund and the Master Fund manage the Other Vehicle.


         Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Fund and the Master Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Other Vehicle. The Adviser will evaluate for the Fund, the Master Fund and for the Other Vehicle a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund, the Master Fund or the Other Vehicle at a particular time. Because these considerations may differ for the Fund, the Master Fund and the Other Vehicle in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund, the Master Fund and the Other Vehicle will differ. (SEE "Conflicts of Interest.")


         THE FOLLOWING TABLES SET FORTH MONTHLY PERFORMANCE INFORMATION OF THE OTHER VEHICLE, THE FUND, THE MASTER FUND AND VARIOUS INDICES FOR THE PERIODS INDICATED. THE RETURNS SHOWN FOR THE OTHER VEHICLE, THE FUND AND THE MASTER FUND REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE OTHER VEHICLE, THE FUND AND THE MASTER FUND, RESPECTIVELY. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER VEHICLES BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND OR THE MASTER FUND. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE FUND'S FEES AND EXPENSES MAY BE HIGHER THAN THOSE OF THE OTHER VEHICLE AND THE MASTER FUND. ACCORDINGLY, HAD THE OTHER VEHICLE'S AND THE MASTER FUND'S PERFORMANCE RECORDS REFLECTED THE FUND'S FEES AND EXPENSES, THE OTHER VEHICLE'S RETURNS SHOWN IN THE TABLE MAY HAVE BEEN LOWER AND THE MASTER FUND'S RETURNS WOULD HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE MASTER FUND AND THE OTHER VEHICLE. UNLIKE THE FUND AND THE MASTER FUND, THE OTHER VEHICLE IS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE OTHER VEHICLE'S PERFORMANCE. THE FUTURE PERFORMANCE OF THE FUND, THE MASTER FUND, THE OTHER VEHICLE AND THE VARIOUS INDICES MAY DIFFER.

                                  OTHER VEHICLE

      PERFORMANCE INFORMATION OF THE OTHER VEHICLE AS OF APRIL 30, 2010(1)


MONTHLY RETURNS

        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
         Jan      Feb      Mar      Apr      May      Jun      Jul      Aug      Sep      Oct      Nov      Dec           Annual
        -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 1993                               1.5%     2.9%     1.6%     2.7%     2.7%     1.2%     3.4%     3.4%     2.7%        24.5%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 1994    2.9%    -0.7%    -0.2%    -0.5%     0.4%    -0.5%     0.9%     0.2%    -0.4%     0.0%    -0.5%    -1.1%         0.5%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 1995    0.6%     1.5%     0.8%     1.5%     0.4%     0.9%     1.2%     2.4%     1.6%    -0.4%     1.1%     1.7%        14.0%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 1996    2.2%     0.8%     1.0%     1.8%     1.7%     0.8%     1.3%     2.1%     0.8%     2.5%     2.0%     2.3%        21.0%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 1997    2.0%     0.0%     0.9%     0.6%     1.4%     0.4%     3.3%     1.8%     3.1%     0.6%    -2.3%     1.5%        14.0%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 1998    -1.8%   -0.4%     2.1%     1.3%    -0.6%    -0.8%    -0.3%    -2.1%    -2.2%    -2.5%     0.8%     1.1%        -5.3%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 1999    0.7%     1.1%     0.0%     2.5%     1.8%     1.4%     1.1%     0.3%     1.0%    -0.2%    -0.9%    -0.1%         8.9%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2000    1.4%     1.1%     2.2%     1.5%     1.0%     1.4%     1.0%     1.9%     0.6%     1.0%     0.0%     1.6%        15.7%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2001    1.2%     0.9%     1.1%     1.5%     1.2%     0.2%     0.6%     1.2%    -0.7%     0.3%     0.4%     0.7%         8.9%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2002    0.8%     0.0%     0.4%     0.2%     0.4%    -0.7%    -1.0%     0.2%    -0.5%     0.4%     1.2%     0.6%         2.2%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2003    0.8%     0.5%    -0.1%    1.6%      2.2%     0.8%     0.4%     0.7%     1.1%     1.5%     0.8%     1.5%        12.2%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2004    1.3%     1.6%     0.6%    -0.7%    -0.3%     1.0%    -0.4%     0.1%     1.4%     0.8%     2.7%     1.9%        10.3%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2005    0.1%     1.4%    -0.2%    -0.9%     0.5%     1.2%     1.6%     0.3%     1.2%    -0.9%     0.8%     1.4%         6.5%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2006    2.1%     0.5%     1.0%     1.2%    -0.3%     0.1%     0.6%     0.5%     0.3%     0.7%     1.0%     1.8%         9.9%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2007    0.9%     0.3%     1.5%     1.4%     1.9%     0.6%     0.6%    -1.9%     1.0%     3.6%     0.7%     1.0%        12.1%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2008   -1.2%     0.7%    -0.6%    -0.2%     2.1%     1.3%    -2.0%    -1.1%    -3.7%    -2.6%    -1.6%    -1.7%       -10.2%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2009    2.4%     2.4%    -2.4%    -2.9%     2.4%     0.7%     0.9%     1.3%     1.5%     0.7%     1.1%     1.0%         9.2%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------
 2010    2.4%     0.1%     0.9%     1.0%                                                                             YTD 2.4%
------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- -------- --------  -------------


           PERFORMANCE RELATIVE TO MAJOR INDICES AS OF APRIL 30, 2010

ANNUALIZED RETURNS
---------------------------------------- ------------- --------------- ------------ -------------- ------------ ---------------
                                            1 YEAR        3 YEARS        5 YEARS       7 YEARS      10 YEARS        SINCE
                                                                                                                INCEPTION(2)
---------------------------------------- ------------- --------------- ------------ -------------- ------------ ---------------

OTHER VEHICLE (1)                           12.65%         2.66%          5.62%         6.84%         7.06%         8.86%

---------------------------------------- ------------- --------------- ------------ -------------- ------------ ---------------
S&P 500(3),(4)                              38.84%        -5.05%          2.63%         5.84%        -0.19%         7.88%

---------------------------------------- ------------- --------------- ------------ -------------- ------------ ---------------
ML GOVCORP(3),(5)                            9.14%         5.98%          5.08%         4.63%         6.38%         6.23%

---------------------------------------- ------------- --------------- ------------ -------------- ------------ ---------------



HFRI FOF INDEX(3),(6)                      12.63%         -1.90%         3.41%         4.59%         3.89%         6.90%
---------------------------------------- ------------- --------------- ------------ -------------- ------------ ---------------


                            RISK RETURN CHARACTERISTICS RELATIVE TO MAJOR INDICES AS OF APRIL 30, 2010

RISK STATISTICS(2)

--------------------------------------- ------------------------------------ ---------------------------- ----------------------
                                                ANNUALIZED RETURNS           STANDARD DEVIATION(7)        SHARPE RATIO(8)
                                                  SINCE INCEPTION
--------------------------------------- ------------------------------------ ---------------------------- ----------------------
OTHER VEHICLE (1)                                      8.86%                            4.27%                     1.2%
--------------------------------------- ------------------------------------ ---------------------------- ----------------------
S&P 500(3), (4)                                        7.88%                           15.18%                     0.3%
--------------------------------------- ------------------------------------ ---------------------------- ----------------------
ML GOVCORP(3), (5)                                     6.23%                            4.44%                     0.6%
--------------------------------------- ------------------------------------ ---------------------------- ----------------------
HFRI FOF INDEX(3),(6)                                  6.90%                            6.20%                     0.5%
--------------------------------------- ------------------------------------ ---------------------------- ----------------------


OTHER DISCLOSURES

THIS INFORMATION IS INTENDED FOR ILLUSTRATION PURPOSES ONLY. NO INDEX IS DIRECTLY COMPARABLE TO THE FUND OR THE OTHER VEHICLE. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS OR PERFORMANCE OF ANY ACCOUNT MANAGED BY THE ADVISER, INCLUDING THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.


-------------------------------

(1) This table is based on the investment performance of the Other Vehicle. Investment performance changes over time and the current performance of the Other Vehicle may be significantly different than stated. The information contained in the table was prepared by the Adviser based on the following facts and assumptions: As of January 1, 2010, the Other Vehicle began offering multiple classes of interests, each subject to a different management fee, with the highest fee class subject to a 1.25% management fee. Prior to January 1, 2010, the management fee was 1.25%; Prior to January 1, 2005, the management fee was 1.0% and the Other Vehicle paid certain overhead expenses it no longer bears. Returns prior to May 1, 2002 are for the predecessor entity of the Other Vehicle, which was under the same management and which was subject to the same fees and expenses of the Other Vehicle at the time of a restructuring that made the Other Vehicle a feeder into the predecessor entity in a master-feeder structure on May 1, 2002. The Fund's fees and expenses may be higher than those of the Other Vehicle. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2) Returns and Risk numbers are measured from the commencement of investment operations of the Other Vehicle which was in April 1993.

(3) Does not reflect fees or expenses of any kind charged by the indices. However, with respect to the HFRI Fund of Funds Composite Index, the returns take into account the fees and expenses charged by the portfolio funds comprising the Index.

(4) The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.

(5) The Merrill Lynch Corporate and Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.

(6) The HFRI Fund of Funds Composite Index includes a representative group of various Funds of Funds, each of which invests with multiple managers and has an objective of reducing the risk associated with investments in a single manager. It is an equal weighted index. There are no asset-size or track record length minimums required for inclusion. Funds that close or stop reporting are included in the index up until the last reporting date. Both domestic and offshore funds are included in the index.

(7) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(8) A mathematical measure utilized to assess the risk-adjusted return of a portfolio. The formula is stated as the (Portfolio Return minus the Risk Free rate) divided by the standard deviation of portfolio return. Risk free rate utilized in Sharpe ratio calculation is the Citi 3-month Treasury Bill Index.

            OLD MUTUAL ABSOLUTE RETURN INSTITUTIONAL FUND, L.L.C.(1)
                  PERFORMANCE INFORMATION AS OF APRIL 30, 2010

MONTHLY RETURNS


              JAN        FEB        MAR       APR        MAY       JUN       JUL        AUG       SEP       OCT        NOV      DEC

  2007                                                                                           0.14%     3.38%      1.36%    0.18%
  2008       0.45%      2.24%     -0.78%     -1.04%     1.45%     1.74%     -1.99%    -0.79%    -2.21%    -0.57%      0.84%   -1.58%
  2009       1.63%      1.81%     -2.39%     -3.25%     1.83%     0.38%     -0.16%     0.69%     0.88%     0.41%      0.85%    0.84%
  2010       0.46%      0.23%      0.67%      0.76%




            PERFORMANCE RELATIVE TO MAJOR INDICES AS OF April 30, 2010

ANNUALIZED RETURNS
--------------------- ----------------- ---------------------
                            YTD           SINCE INCEPTION
--------------------- ----------------- ---------------------
FUND                        2.13%               3.08%
--------------------- ----------------- ---------------------
S&P 500(2), (3)             7.05%              -5.69%
--------------------- ----------------- ---------------------
ML GOVCORP(2), (4)          2.96%               6.24%
--------------------- ----------------- ---------------------


--------------------------------------------

(1) This table is based on the investment performance of the Fund. Fund performance changes over time and currently may be significantly different than stated. For most recent available month-end performance information for the Fund, please call 1-888-266-2200. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

     The Fund's returns take into account its actual fees and expenses. The Fund commenced investment activities on September 1, 2007. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2)  Does not reflect fees or expenses of any kind charged by the indices.

(3) The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.

(4) The Merrill Lynch Corporate and Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.


OTHER DISCLOSURES

NO INDEX IS DIRECTLY COMPARABLE TO THE FUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS OR PERFORMANCE OF ANY ACCOUNT MANAGED BY THE ADVISER, INCLUDING THE FUND. THERE IS NO GUARANTEE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

        OLD MUTUAL ABSOLUTE RETURN MASTER FUND, L.L.C. ("MASTER FUND")(1)

                  PERFORMANCE INFORMATION AS OF APRIL 30, 2010

MONTHLY RETURNS


              JAN        FEB        MAR       APR        MAY       JUN       JUL        AUG       SEP       OCT        NOV       DEC
  2006                                                                                                                0.43%    1.04%
  2007       1.17%      0.34%      1.25%      1.01%     1.42%     1.06%     1.03%     -2.27%     0.24%     3.31%      1.48%    0.30%
  2008       0.57%      2.35%     -2.50%     -0.61%     1.61%     1.95%    -1.91%     -0.66%    -2.14%    -0.46%      1.02%   -1.63%
  2009       1.88%      2.06%     -2.38%     -3.19%     1.96%     0.53%    -0.04%      0.88%     0.99%     0.54%      0.79%    0.92%
  2010       0.57%      0.35%      0.73%      0.88%




           PERFORMANCE RELATIVE TO MAJOR INDICES AS OF APRIL 30, 2010

                               ANNUALIZED RETURNS
--------------------- ----------------- ---------------------
                            YTD           SINCE INCEPTION
--------------------- ----------------- ---------------------
MASTER FUND                2.54%              4.79%
--------------------- ----------------- ---------------------
S&P 500(2), (3)            7.05%             -2.06%
--------------------- ----------------- ---------------------
ML GOVCORP(2), (4)         2.96%              5.84%
--------------------- ----------------- ---------------------


--------------------------------------------

(1) This table is based on the investment performance of the Master Fund. The Master Fund is not currently offered to any investors except for the Fund and Old Mutual Absolute Return Fund, L.L.C. Fund performance changes over time and currently may be significantly different than stated. The information contained in the table was prepared by the Adviser based on the following facts and assumptions:

    The Master Fund's returns take into account its actual fees and expenses, which are lower than those of the Fund. Accordingly, had the Master Fund's performance records reflected the Fund's fees and expenses, the Master Fund's returns would have been lower. The Master Fund commenced operations on November 1, 2006. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

(2) Does not reflect fees or expenses of any kind charged by the indices.

(3) The Standard & Poor's 500 Composite Index (S&P 500) is an unmanaged index of U.S. companies, generally representative of the U.S. stock market.

(4) The Merrill Lynch Corporate and Government Master Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issued in the U.S. domestic bond market, excluding collateralized products such as mortgage pass-through and asset backed securities. Additional sub-indices are available that segment the index by maturity and rating.

OTHER DISCLOSURES

NO INDEX IS DIRECTLY COMPARABLE TO THE MASTER FUND. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS OR PERFORMANCE OF ANY ACCOUNT MANAGED BY THE ADVISER, INCLUDING THE MASTER FUND OR THE FUND. THERE IS NO GUARANTEE THAT THE MASTER FUND OR THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

Old Mutual Absolute Return Fund, L.L.C.

Financial Statements (unaudited)

For the six months ended September 30, 2010

                    Old Mutual Absolute Return Fund, L.L.C.
                               Table of Contents

Financial Statements (unaudited):

Statement of Assets and Liabilities............................................1
Statement of Operations........................................................2
Statements of Changes in Members' Capital......................................3
Statement of Cash Flows........................................................4
Financial Highlights...........................................................5
Notes to Financial Statements..................................................6
Investment Management Agreement Approval......................................17

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.


















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                    Old Mutual Absolute Return Fund, L.L.C.
                Statement of Assets and Liabilities (unaudited)
                               September 30, 2010


ASSETS
Investment in Old Mutual Absolute
   Return Master Fund, L.L.C.:                               $       22,111,530
Cash                                                                     11,859
Receivable due from Adviser                                              61,080
Prepaid fees                                                                112
                                                            --------------------
     TOTAL ASSETS                                                    22,184,581
                                                            --------------------

LIABILITIES
Due to Old Mutual Absolute
     Return Master Fund, L.L.C.                                          66,460
Management fee payable                                                   45,166
Professional fees payable                                                39,109
Member Services fee payable                                              32,554
Administration fees payable                                              28,139
Redemption payable                                                       19,613
Board of Managers' fees payable                                           1,875
Other accrued expenses                                                      657
                                                            --------------------
     TOTAL LIABILITIES                                                  233,573
                                                            --------------------

     NET ASSETS                                              $       21,951,008
                                                            ====================

MEMBERS' CAPITAL
Net capital                                                  $       20,410,077
Accumulated net investment loss                                      (1,424,149)
Accumulated net realized gain
     allocated from Master Fund                                       1,060,234
Net unrealized appreciation/depreciation on
 investments allocated from Master Fund                               1,904,846
                                                            --------------------
     TOTAL MEMBERS' CAPITAL                                  $       21,951,008
                                                            ====================

     NET ASSET VALUE PER UNIT
       (BASED ON 212,921 UNITS ISSUED AND OUTSTANDING)       $           103.09
                                                            ====================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    Old Mutual Absolute Return Fund, L.L.C.
                      Statement of Operations (unaudited)
                  For the six months ended September 30, 2010


INVESTMENT INCOME ALLOCATED FROM OLD MUTUAL
  ABSOLUTE RETURN MASTER FUND, L.L.C.:
    Interest                                                   $            895
                                                              ------------------

EXPENSES ALLOCATED FROM OLD MUTUAL
  ABSOLUTE RETURN MASTER FUND, L.L.C.:
    Professional fees                                                   101,145
    Insurance fees                                                       18,553
    Due diligence fees                                                   11,630
    Board of Managers' fees                                               3,438
    Administration fee                                                    2,292
    Custody fee                                                             786
    Printing fees                                                           412
    Filing fees                                                             274
    Other expenses                                                          848
                                                              ------------------
      Total Expenses allocated from Old Mutual
        Absolute Return Master Fund, L.L.C.                             139,378
                                                              ------------------

FUND EXPENSES:
    Management fee                                                      132,593
    Member Services fee                                                  95,567
    Administration fee                                                   56,395
    Professional fees                                                    35,454
    Registration fees                                                    16,381
    Board of Managers' fees                                               3,750
    Printing fees                                                         2,579
    Insurance fees                                                        2,031
    Custody fee                                                             750
    Filing fees                                                             283
    Other expenses                                                          176
                                                              ------------------
       Total Fund Expenses                                              345,959
    Total expenses before reimbursement                                 485,337
                                                              ------------------
    Fund expenses reimbursed                                           (172,311)
                                                              ------------------
    Total Net Expenses                                                  313,026
                                                              ------------------
NET INVESTMENT LOSS                                                    (312,131)
                                                              ------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS ALLOCATED FROM OLD MUTUAL
  ABSOLUTE RETURN MASTER FUND, L.L.C.:
Net realized loss on investments                                       (212,311)
Net change in unrealized appreciation/
  depreciation on investments                                           520,474
                                                              ------------------
NET GAIN ON INVESTMENTS                                                 308,163
                                                              ------------------
NET DECREASE IN MEMBERS' CAPITAL DERIVED
  FROM INVESTMENT ACTIVITIES                                   $         (3,968)
                                                              ==================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    Old Mutual Absolute Return Fund, L.L.C.
                   Statements of Changes in Members' Capital


                                            For the six
                                            months ended          For the year
                                         September 30, 2010          ended
                                            (unaudited)          March 31, 2010
                                        ---------------------  -----------------

FROM INVESTMENT ACTIVITIES:
  Net investment loss*                   $          (312,131)   $      (507,382)
  Net realized loss on investments                  (212,311)          (273,188)
  Net change in unrealized appreciation/
    depreciation on investments                      520,474          1,431,123
                                        ---------------------  -----------------

      Net increase (decrease) in
        Members' Capital derived from
        investment activities                         (3,968)           650,553
                                        ---------------------  -----------------

DIVIDENDS AND DISTRIBUTIONS TO MEMBERS:
  Net investment income                                  -             (216,832)
                                        ---------------------  -----------------

MEMBERS' CAPITAL TRANSACTIONS:
  Proceeds from sales of Units                     3,071,647          4,452,806
  Dividend reinvestment                                  -              216,832
  Redemptions of Units                              (654,256)        (1,137,259)
                                        ---------------------  -----------------
     Total Members' Capital Transactions           2,417,391          3,532,379
                                        ---------------------  -----------------

NET INCREASE IN MEMBERS' CAPITAL:                  2,413,423          3,966,100
Members' Capital at Beginning of period           19,537,585         15,571,485
Members' Capital at End of period        $        21,951,008    $    19,537,585
                                        =====================  =================

ACCUMULATED NET INVESTMENT LOSS          $        (1,424,149)   $    (1,328,850)
                                        =====================  =================


*     Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    Old Mutual Absolute Return Fund, L.L.C.
                      Statement of Cash Flows (unaudited)
                  For the six months ended September 30, 2010


CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Members' Capital
  derived from investment activities                           $         (3,968)
Adjustments to reconcile net decrease in Members'
  Capital derived from investment activities to
  net cash used in operating activities:
    Purchases of investment in Old Mutual
      Absolute Return Master Fund, L.L.C., at fair value             (3,041,644)
    Proceeds from sales of investment in Old Mutual
      Absolute Return Master Fund, L.L.C.                               702,000
    Net realized loss on investments allocated
      from Master Fund                                                  212,311
    Net change in unrealized appreciation/depreciation
      on investments allocated from Master Fund                        (520,474)
    Net investment loss allocated from Master Fund                      138,483
  Changes in operating assets and liabilities:
    Decrease in receivable from Old Mutual
      Absolute Return Master Fund, L.L.C.                               310,000
    Increase in receivable due from Adviser                             (26,588)
    Decrease in receivable for prepaid fees                               2,021
    Increase in management fee payable                                    4,454
    Decrease in administration fee payable                               (9,316)
    Increase in professional fees payable                                 1,019
    Increase in due to Old Mutual Absolute
      Return Master Fund, L.L.C.                                         66,460
    Increase in Member Services fee payable                               3,210
    Decrease in other accrued expenses                                     (282)
    Net cash used in operating activities                            (2,162,314)
                                                              ------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of Units                                          3,071,647
Redemption of Units, net of change in redemption payable               (962,842)
Net cash provided by financing activities                             2,108,805
                                                              ------------------

NET CHANGE IN CASH                                                      (53,509)
Cash, beginning of period                                                65,368
CASH, END OF PERIOD                                            $         11,859
                                                              ==================

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
Redemption payable                                             $         19,613
                                                              ==================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    Old Mutual Absolute Return Fund, L.L.C.
                              Financial Highlights



                                  For the six
                                  months ended        For the year       For the year          For the year        November 1, 2006*
                               September 30, 2010        ended              ended                 ended                    to
                                   (unaudited)       March 31, 2010     March 31, 2009        March 31, 2008        March 31, 2007
                               -----------------------------------------------------------------------------------------------------

PER UNIT OPERATING PERFORMANCE
Net asset value, beginning
  of year / Issuance price     $          103.18     $      100.89      $      100.00 (6)
Income (loss) from investment
  operations:
  Net investment loss                      (1.47)            (2.68)             (0.74)(6)          N/A                   N/A
  Net gain on investments                   1.38              6.17               1.63 (6)
                               ------------------    --------------     --------------
Total from investment operations           (0.09)             3.49               0.89 (6)

Dividends from net investment
  income                                     -               (1.20)               -
                               ------------------    --------------     --------------

Net asset value, end of year   $          103.09     $      103.18      $      100.89 (6)
                               ==================    ==============     ==============

Total Return                   (0.09)%(1)             3.48 %            (3.65)%(7)             8.31 %               3.85 %(1)

Net assets, end of period
  (in 000's)                   $          21,951     $      19,538      $      15,571         $      12,229        $         10,171

Ratio to average members' capital:
  Expenses, before waivers and
    reimbursements(2)           4.56 %(3)             5.37 %             4.88 %                8.92 %               8.95 %(3)
  Expenses, net of waivers and
    reimbursements(2)           2.95 %(3)             2.95 %             2.95 %                2.95 %               2.95 %(3)
  Net investment loss, before
    waivers and reimbursements (2.93)%(3)            (5.35)%            (4.59)%               (8.62)%              (8.56)%(3)
  Net investment loss, net of
    waivers and reimbursements (1.32)%(3)            (2.93)%            (2.67)%               (2.65)%              (2.56)%(3)

Portfolio turnover rate(5)      13.89 %(4)            35.03 %            52.98 %               25.01 %              2.52 %(4)


     *       Commencement of operations.
     (1)     Total return is for the period indicated and has not been annualized.
     (2)     Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.
     (3)     Annualized.
     (4)     Not annualized.
     (5)     Represents portfolio turnover rate of Old Mutual Absolute Return Master
             Fund, L.L.C.  Portfolio turnover rate is the   lesser of  purchases or proceeds
             from sales of investments in Portfolio Funds during the period divided by the average value of investments in Portfolio Funds held during the year or period.
     (6)     For the period January 1, 2009 through March 31, 2009.  See Note 6 to the financial statements for additional information.
     (7)     Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year.  See
             Note 6 to the financial statements for additional information.

     Note:  The  expense  ratios, the net investment loss ratio, and the total return percentages  are calculated for the Members taken as a whole. The computation of such  ratios  and return based on the amount of expenses charged to any specific
     Member may vary from the overall ratios presented in the financial statements as a  result  of  the  timing  of  capital  transactions.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                    Old Mutual Absolute Return Fund, L.L.C.
                   Notes to Financial Statements (unaudited)
                               September 30, 2010

1.  ORGANIZATION

Old Mutual Absolute Return Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006.

Investors who purchase units of limited liability company interests in the Fund ("Units") and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund
invests substantially all of its assets in            Old Mutual Absolute Return
Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Basis  of  Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

A.  Use  of  Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B.  Valuation  of  Investment  in Old Mutual Absolute Return Master Fund, L.L.C.

Disclosures on Fair Value Measurements by the Master Fund are included in Note 2 of the Master Fund's financial statements.

The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at September 30, 2010, was 91.87%.

C.  Income  Taxes

As of January 1, 2009, the Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. The Fund's tax reporting to Members are made on IRS Form 1099.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2010, the Fund did not incur any significant interest or penalties.

D.  Distribution  Policy

Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units.

Dividends and distributions are taxable to Members whether they are reinvested in Units or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services ("UMB") at (888) 266-2200 to complete the necessary instructions.

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions. Distributions to Members are recorded on the ex-dividend date.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONCLUDED)

E.  Cash

The Fund maintains a bank account in Pennsylvania. At times, the Fund's cash balances exceed the insured amount under the Federal Deposit Insurance Corporation ("FDIC"). The FDIC temporarily increased its limit to $250,000 until December 31, 2013. The Fund has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

F.  Income  and  Expense  Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses.

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER

A.  Related  Party  Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective January 1, 2010, OMUSH transferred its ownership interest in the Fund to Millpencil Limited, a subsidiary of Old Mutual plc. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after the end of the month, at an annualized rate of 1.25% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Units during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by broker-dealers ("Selected Dealers") of investor services ("Member Services") to Members that are customers of Selected Dealers. Member Services refer principally to handling Member inquiries regarding the Fund or their investments in the Fund.

The Distributor is entitled to charge a sales load to each investor on the purchase price of its Units of up to 2%. The specific amount of the sales load paid with respect to a Member is generally dependent on the size of the investment in the Fund. The sales load will be charged as a percentage of an investor's investment amount. The sales load will not constitute an investment made by the investor in the Fund.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER  (CONTINUED)

The sales load may be adjusted or waived at the sole discretion of the applicable selected dealer in consultation with the Fund, and is expected to be waived for the Adviser and its affiliates, including the directors, partners, principals, officers and employees of each of these entities, and employees of the Selected Dealers and certain of their affiliates. The amount of sales load charged by the distributor for the six months ended September 30, 2010, was $46,100.

In addition, as compensation for the sale and marketing of Units, as well as providing Member Services, the Fund pays the Distributor a monthly fee at an annual rate of 0.90% of the net assets of the Fund (the "Marketing and Member Servicing Fee"). This fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of such month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement dated October 13, 2006. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B.  Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears
based  on  the aggregate net assets of the Fund        as of the prior month end
as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The Fund is subject to a minimum fee of $160,000. This fee is allocated among the Fund and Old Mutual Absolute Return Institutional Fund, L.L.C. on a pro rata basis based on the net assets of each fund.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER  (CONCLUDED)

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4.  FUND  EXPENSES

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

4.  FUND  EXPENSES  (CONCLUDED)

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement dated October 13, 2006 (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund), to the extent that they exceed 2.95% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the lower of: (i) the Expense Limitation in effect at the time the expense was incurred; or (ii) the Expense
Limitation in effect at the time of reimbursement. As of September 30, 2010, the amount of the carryforward is $1,559,426, which includes $661,505, $305,509, $420,101 and $172,311 from the fiscal years ended March 31, 2008, March 31, 2009, March 31, 2010 and for the six months ended September 30, 2010, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement.

The accompanying Statement of Assets and Liabilities includes a receivable from Adviser of $61,080.

5.  BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the six months ended September 30, 2010.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

6.  CAPITAL  ACCOUNTS  AND  ALLOCATIONS

Prior to January 1, 2009, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

On October 16, 2008, the Fund's Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 167,701 units of limited liability company interests in the Fund ("Units") were issued at an initial price of $100 per Unit.

Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

7.  SUBSCRIPTIONS  AND  REDEMPTIONS  OF  UNITS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month, generally as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

7.  SUBSCRIPTIONS  AND  REDEMPTIONS  OF  UNITS  (CONCLUDED)

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members:
(i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Interests/Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. The Unit transactions for the six months ended September 30, 2010 and the year ended March 31, 2010, are as follows:


FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010
          (UNAUDITED)                                   FOR THE YEAR ENDED MARCH 31, 2010
-----------------------------------------------     ------------------------------------------------
Units outstanding at April 1, 2010     189,350      Units outstanding at April 1, 2009      154,343
Units issued during the period          30,038      Units issued during the year             62,571
Dividend reinvestment                      -        Dividend reinvestment                     2,120
Units redeemed during the period        (6,467)     Units redeemed during the year          (29,684)
                                     ----------                                             --------
Units outstanding at
  September 30, 2010                   212,921      Units outstanding at March 31, 2010     189,350
                                     ==========                                             ========

8.  TAX  MATTERS  AND  DISTRIBUTIONS

On December 28, 2009, a distribution of $1.20 per Unit was declared. The dividend was paid on December 30, 2009 to Members of record on December 29, 2009. All distributions to Members were reinvested in the Fund. The distribution paid during the year ended March 31, 2010, has been determined to be a return of capital.

The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2009:

                        Ordinary      L/T          Unrealized
                          loss     gain(loss)     Appreciation
                      ------------------------------------------
                         $          $               $

The estimated income tax basis of the Fund's investment in the Master Fund as of December 31, 2009 was as follows:

                           Cost of        Unrealized
                          Investment     Appreciation
                          ----------------------------
                          $ 18,436,000   $   279,000

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

8.  TAX  MATTERS  AND  DISTRIBUTIONS  (CONCLUDED)

As of December 31, 2009, estimated net capital loss carryforwards, which are available to offset future net capital gains were as follows:

                                           Capital loss
                       Expiration year     Carryforwards
                       ---------------     -------------
                             2018          $     178,000

The difference between book basis and tax basis unrealized appreciation is attributable primarily to various tax adjustments recorded at the portfolio fund level and passed through to the Fund from the Master Fund.

The reclassification as shown in the following table has been made in the Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences as of December 31, 2009. Additional adjustments may be required in subsequent reporting periods. This reclassification which has no impact on the net asset value of the Fund is primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under federal tax rules versus GAAP.

                         Increase in
                        accumulated net     Decrease in
                        investment loss     Net capital
                        ---------------     -----------
                         $     216,832      $  (216,832)

9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

                    Old Mutual Absolute Return Fund, L.L.C.
             Notes to Financial Statements (unaudited) (concluded)

10.  SUBSEQUENT  EVENTS

From October 1, 2010 through November 1, 2010, the Fund accepted additional subscriptions in the amount of $212,700. In addition, as of November 1, 2010, the Fund has received tender requests with an estimated value of $350,317 that are anticipated to be effective on December 31, 2010. The ultimate amounts redeemed for these requests may vary based upon the performance of the Fund.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 1, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2010.

                    Old Mutual Absolute Return Fund, L.L.C.
                    Investment Management Agreement Approval

The investment management agreement between Old Mutual Absolute Return Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Larch Lane Advisors LLC, a Delaware limited liability company (the "Adviser") (the "Investment Management Agreement"), may be continued in effect from year to year subject to approval by: (i) the Fund's Board of Managers (the "Board"); or (ii) the vote of a majority of the outstanding voting securities, as defined by the 1940 Act, of the Fund, provided that, in either event, the continuance must also be approved by a majority of the managers (the "Managers") who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Adviser also serves as the investment adviser of Old Mutual Absolute Return Master Fund, L.L.C. (the "Master Fund" and together with the Fund, the "Funds"), into which the Fund invests substantially all of its assets.

At a meeting of the Board held on September 27, 2010, all of the Managers, including all of the Independent Managers, approved the continuance of the Investment Management Agreement for an additional year. In considering whether to renew the Investment Management Agreement, the Board reviewed various materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Funds by the Adviser and the fees paid by the Fund to the Adviser; (ii) information concerning the individuals responsible for the day-to-day management of the Funds' assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. The Managers reviewed the services that the Adviser provides to both the Fund and the Master Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Funds, the Board discussed, in detail, with representatives of the Adviser the management of the Funds' investments in accordance with the Funds' stated investment objective and policies and the types of transactions that are entered into on behalf of the Funds. The Board noted that, in addition to the investment advisory services provided to the Fund under the Investment Management Agreement, the Adviser also provides certain administrative and other services necessary for the operation of the Fund (including oversight of the Fund's day-to-day operations and Fund accounting services). Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Investment Management Agreement and that these services were of reasonably high quality.

(b) INVESTMENT PERFORMANCE OF THE FUNDS AND ADVISER. In connection with the evaluation of the services provided by the Adviser, the Board considered the investment performance of the Funds, and compared the performance of the Funds to that of the S&P 500 Index and the HFRI Fund of Funds Index covering periods since the Funds' inception through June 30, 2010. The Board found the Funds' overall returns to be satisfactory.

                    Old Mutual Absolute Return Fund, L.L.C.
              Investment Management Agreement Approval (concluded)

(c) COST OF THE SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUNDS. The Managers also considered the cost of the services provided by the Adviser. Under the Investment Management Agreement, the Fund pays the Adviser a fee at the annual rate of 1.25% of the Fund's average net assets. The Board considered that under the Master Fund's Investment Management Agreement with the Adviser, the Master Fund would not pay any investment management fee to the Adviser so long as the Adviser serves as the investment adviser to a fund that invests substantially all of its assets in the Master Fund. The Board also considered that the Fund also bears the advisory fees charged by the Portfolio Funds. The Board noted that an expense cap is in place for the Fund and the impact of the cap on the Adviser and the Fund. The Managers reviewed information comparing the advisory fee rate and total expense ratio of the Fund to those of comparable registered funds.

The Managers compared both the services rendered and the fees paid under the Investment Management Agreement to those under other advisory contracts of the Adviser and to those under other advisory contracts of other advisers to similar closed-end registered investment companies. In particular, the Board evaluated the Fund's contractual fee rate for advisory services as compared to the contractual fee rate of other publicly offered closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds. The Board found that the Fund's advisory fee rate was in line with those of other similar registered funds. The Board also found that the Fund's advisory rate was within the range of fees charged by the Adviser to other accounts with similar investment strategies.

The profitability realized by the Adviser was also considered. The Board relied principally on information relating to the costs and profitability of the Adviser from its relationship with the Funds. After reviewing the information contained in the Profitability Analysis, the Board observed the Adviser's lack of profitability from its relationship with the Funds. The Managers considered the fact that the Adviser was absorbing a significant portion of the Funds' expenses as a result of the Fund's expense cap.

(d) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE. The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Independent Managers concluded, however, that the Fund had not begun to reach an appropriate size to support fee reductions based on economies of scale realized by the Adviser in providing services to the Funds.

CONCLUSION. Based on all of the foregoing, and such other matters that were deemed relevant, the Board found the Fund's level of advisory fees to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers who were present at the September 27, 2010 meeting, including all of the Independent Managers, approved the continuance of the Investment Management Agreement for an additional year.

Old Mutual Absolute Return Institutional Fund, L.L.C.

Financial Statements (unaudited)

For the six months ended September 30, 2010

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                               Table of Contents

Financial Statements (unaudited):

Statement of Assets and Liabilities...........................................1
Statement of Operations.......................................................2
Statements of Changes in Members' Capital.....................................3
Statement of Cash Flows.......................................................4
Financial Highlights..........................................................5
Notes to Financial Statements.................................................6
Investment Management Agreement Approval.....................................16

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.



















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                Statement of Assets and Liabilities (unaudited)
                               September 30, 2010


ASSETS
Investment in Old Mutual Absolute
   Return Master Fund, L.L.C.                                   $     1,956,905
Cash                                                                      1,815
Receivable due from Adviser                                              24,278
Prepaid fees                                                                 53
                                                                ---------------
   TOTAL ASSETS                                                       1,983,051
                                                                ---------------

LIABILITIES
Professional fees payable                                                23,073
Due to Old Mutual Absolute
   Return Master Fund, L.L.C.                                             6,669
Management fee payable                                                    3,995
Administration fees payable                                               2,478
Board of Managers' fees payable                                           1,875
Member Services fee payable                                               1,602
Other accrued expenses                                                      657
                                                                ---------------
   TOTAL LIABILITIES                                                     40,349
                                                                ---------------

   NET ASSETS                                                   $     1,942,702
                                                                ===============

MEMBERS' CAPITAL
Net capital                                                     $     1,867,511
Accumulated net investment loss                                         (62,717)
Accumulated net realized loss
   allocated from Master Fund                                           (24,493)
Net unrealized appreciation/depreciation on
   investments allocated from Master Fund                               162,401
   TOTAL MEMBERS' CAPITAL                                       $     1,942,702
                                                                ===============

   NET ASSET VALUE PER UNIT
     (BASED ON 18,575.403 UNITS ISSUED AND OUTSTANDING)         $        104.58
                                                                ===============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                      Statement of Operations (unaudited)
                  For the six months ended September 30, 2010


INVESTMENT INCOME ALLOCATED FROM OLD MUTUAL
   ABSOLUTE RETURN MASTER FUND, L.L.C.:
     Interest                                                   $            81
                                                                ---------------

EXPENSES ALLOCATED FROM OLD MUTUAL
   ABSOLUTE RETURN MASTER FUND, L.L.C.:
     Professional fees                                                    9,149
     Insurance fees                                                       1,647
     Due diligence fees                                                   1,072
     Board of Managers' fees                                                312
     Administration fee                                                     208
     Custody fee                                                             71
     Printing fees                                                           38
     Filing fees                                                             25
     Other expenses                                                          80
                                                                ---------------
       Total Expenses allocated from Old Mutual
         Absolute Return Master Fund, L.L.C.
                                                                         12,602
                                                                ---------------

FUND EXPENSES:
   Professional fees                                                     36,751
   Registration fees                                                     16,481
   Management fee                                                        11,957
   Administration fee                                                     5,040
   Member Services fee                                                    4,794
   Board of Managers' fees                                                3,750
   Printing fees                                                            882
   Custody fee                                                              750
   Insurance fees                                                           163
   Filing fees                                                              143
   Other expenses                                                           195
                                                                ---------------
     Total Fund Expenses                                                 80,906
                                                                ---------------
     Total expenses before reimbursement                                 93,508
     Fund expenses reimbursed                                           (68,997)
                                                                ----------------
       Total Net Expenses                                                24,511
                                                                ----------------
NET INVESTMENT LOSS                                                     (24,430)
                                                                ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS ALLOCATED FROM OLD MUTUAL
   ABSOLUTE RETURN MASTER FUND, L.L.C.:
Net realized loss on investments                                        (18,289)
Net change in unrealized appreciation/
   depreciation on investments                                           44,934
                                                                ---------------
NET GAIN ON INVESTMENTS                                                  26,645
                                                                ---------------
NET INCREASE IN MEMBERS' CAPITAL DERIVED
   FROM INVESTMENT ACTIVITIES                                    $         2,215
                                                                ===============


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                   Statements of Changes in Members' Capital



                                               For the six
                                               months ended        For the year
                                            September 30, 2010         ended
                                                (unaudited)      March 31, 2010
                                            -------------------  --------------

FROM INVESTMENT ACTIVITIES:
   Net investment loss*                      $    (24,430)      $     (37,860)
   Net realized loss on investments               (18,289)            (22,903)
     Net change in unrealized appreciation/
       depreciation on investments                 44,934             124,280
                                             -------------      --------------

   Net increase in Members' Capital
     derived from investment activities             2,215              63,517
                                             -------------      --------------

DIVIDENDS AND DISTRIBUTIONS TO MEMBERS:
   Net investment income                                 -             (6,277)
                                             -------------      --------------

MEMBERS' CAPITAL TRANSACTIONS :
   Proceeds from sales of Units                   164,000            1,611,465
   Dividend reinvestment                                -                6,277
   Redemptions of Units                                 -              (49,174)
                                             -------------      ---------------
       Total Members' Capital Transactions        164,000            1,568,568
                                             -------------      ---------------

NET INCREASE IN MEMBERS' CAPITAL:                 166,215            1,625,808
Members' Capital at Beginning of period         1,776,487              150,679
                                             -------------      ---------------
Members' Capital at End of period            $  1,942,702       $     1,776,487
                                             ============       ===============

ACCUMULATED NET INVESTMENT LOSS              $    (62,717)      $       (44,564)
                                             =============      ================

*Investment income less net expenses.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                      Statement of Cash Flows (unaudited)
                  For the six months ended September 30, 2010


CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from
   investment activities                                        $         2,215
Adjustments to reconcile net increase in Members'
   Capital derived from investment activities to net
   cash used in operating activities:
     Purchases of investment in Old Mutual
       Absolute Return Master Fund, L.L.C., at fair value              (164,003)
     Proceeds from sales of investment in Old Mutual
       Absolute Return Master Fund, L.L.C.                                3,000
     Net realized loss on investments allocated
       from Master Fund                                                  18,289
     Net change in unrealized appreciation/depreciation
       on investments allocated from Master Fund                        (44,934)
     Net investment loss allocated from Master Fund                      12,521
   Changes in operating assets and liabilities:
     Decrease in prepaid fees                                               164
     Decrease in receivable for investments sold                          2,000
     Increase in receivable due from Adviser                             (6,923)
     Increase in management fee payable                                     329
     Decrease in administration fee payable                                (879)
     Decrease in professional fees payable                               (9,427)
     Increase in payable due to Old Mutual
       Absolute Return Master Fund, L.L.C.                                6,669
     Increase in Member Services fee payable                                132
     Decrease in payable due to Adviser                                    (507)
     Decrease in other accrued expenses                                    (282)
                                                                ----------------
Net cash used in operating activities                                  (181,636)
                                                                ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the sales of Units                                        164,000
Redemption of Units, net of change in redemptions payable                (1,474)
                                                                ----------------
Net cash provided by financing activities                               162,526
                                                                ----------------

NET CHANGE IN CASH                                                      (19,110)
Cash, beginning of period                                                20,925
                                                                ----------------
CASH, END OF PERIOD                                             $         1,815
                                                                ================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                              Financial Highlights

                                                For the six
                                                months ended     For the year     For the year    For the year    October 13, 2006*
                                             September 30, 2010     ended             ended          ended                to
                                                (unaudited)      March 31, 2010  March 31, 2009  March 31, 2008    March 31, 2007
                                             ------------------  --------------  --------------  --------------  ------------------

PER UNIT OPERATING PERFORMANCE
Net asset value, beginning
   of year / Issuance price                  $        104.47    $       101.00  $    100.00 (4)
Income (loss) from investment operations:
   Net investment loss                                 (1.32)            (2.23)       (0.62)(4)       N/A               N/A
   Net gain on investments                              1.43              6.06         1.62 (4)
                                             ---------------    --------------  ---------------
Total from investment operations                        0.11              3.83         1.00 (4)

Dividends from net investment income                       -             (0.36)           -
                                             ---------------   ---------------- ---------------

Net asset value, end of year                 $        104.58    $        04.47  $    101.00 (4)
                                             =================  ================ ===============

Total Return                                            0.11% (6)          3.79%      (3.05)%(5)         5.89%              --%

Net assets, end of period (in 000's)         $         1,943         $ 1,776    $    151            $  209             $   100

Ratio to average members' capital:
   Expenses, before waivers and
     reimbursements (1)                                 9.70% (2)         10.88%       91.39%           142.31%           83.60%(2)
   Expenses, net of waivers and
     reimbursements (1)                                 2.55% (2)          2.55%        2.55%             2.55%            0.00%(2)
   Net investment loss, before waivers
     and reimbursements                                (9.69)%(2)        (10.86)%     (91.07)%         (142.06)%         (83.60)%(2)
   Net investment loss, net of  waivers
     and reimbursements                                (2.54)%(2)         (2.53)%      (2.23)%           (2.30)%           0.00% (2)
Portfolio turnover rate (3)                            13.89 %(7)         35.03 %      52.98 %           25.01 %             --%


   *   Date of formation, prior to commencement of operations.
   (1) Expenses of Portfolio Funds from the Master Fund are not included in the expense ratio.
   (2) Annualized.
   (3) Represents portfolio turnover rate of Old Mutual Absolute Return Master Fund, L.L.C.  Portfolio turnover rate is the lesser of purchases or proceeds from sales of investments in portfolio funds during the period divided by the average value of investments in portfolio funds held during the year or period.
   (4) For the period January 1, 2009 through March 31, 2009.  See Note 6 to the financial statements for additional information.
   (5) Total return listed is for the year ended March 31, 2009, which takes into consideration the Fund's change to unit structure during the year.  See Note 6 to the financial statements for additional information.
   (6) Total return is for the period indicated and has not been annualized.
   (7) Not annualized.

    Note:  The  expense  ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a  whole.  The  computation  of  such  ratios  and return based on the amount of expenses  charged  to  any  specific
    Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


             Old Mutual Absolute Return Institutional Fund, L.L.C.
                   Notes to Financial Statements (unaudited)
                               September 30, 2010

1.  ORGANIZATION

Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Fund") is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission (SEC), as a non-diversified, closed-end, management investment company, which was formed on October 13, 2006 and commenced operations on April 1, 2007.

Investors who purchase units of limited liability company interests in the Fund ("Units") and are admitted to the Fund by its Board of Managers (the "Board"), will become members of the Fund ("Members").

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and Units are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act and has registered the offering of its Units under the Securities Act of 1933, as amended (the "1933 Act").

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. In pursuing its investment objective, the Fund
invests  substantially  all  of its assets in                Old Mutual Absolute
Return Master Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. The Master Fund has the same investment objective and substantially the same investment policies as those of the Fund. The form of investment structure is commonly known as a "master/feeder fund" arrangement.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Basis  of  Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

A.  Use  of  Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Adviser (as defined in Note 3.A.) to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B.  Valuation  of  Investment  in Old Mutual Absolute Return Master Fund, L.L.C.

Disclosures on Fair Value Measurements by the Master Fund are included in Note 2 of the Master Fund's financial statements.

The net asset value of the Fund is determined by or at the direction of the Administrator as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Board. The net asset value of the Fund is primarily based on the net asset value of its interest in the Master Fund. The net asset value of the Master Fund is primarily based on the fair value of each of its interests in Portfolio Funds. The valuation of Portfolio Funds held by the Master Fund is discussed in the notes to the Master Fund's financial statements. The financial statements of the Master Fund are attached, including the schedule of investments, and are an integral part of these financial statements. The percentage of the Master Fund owned by the Fund at September 30, 2010, was 8.13%.

C.  Income  Taxes

As of January 1, 2009, the Fund elected to be taxed as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a "regulated investment company" under Subchapter M of the Code (the "Tax Transition"). As a regulated investment company under Subchapter M of the Code, each year that the Fund qualifies as a regulated investment company and distributes to its Members generally at least 90% of its "investment company taxable income" (as defined in the Code, but without regard to the dividends paid deduction and net tax-exempt income), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. This avoids a "double tax" on that income and net capital gains since holders of Units normally will be taxed on the dividends and net capital gains they receive from the Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment. No material changes in the investment program or day-to-day management of the Fund are contemplated in connection with the Fund's tax treatment. The Fund's tax reporting to Members are made on IRS Form 1099.

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2010, the Fund did not incur any significant interest or penalties.

D.  Distribution  Policy

Because the Fund's tax treatment requires the Fund to make certain annual distributions to Members, the Fund has established a program for the automatic reinvestment of these distributions in the Fund. Under the program, when a Member's distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution. Unless you provide specific instructions as to the method of payment, dividends and distributions will be automatically reinvested, without sales charge, in additional full and fractional Units.

Dividends and distributions are taxable to Members whether they are reinvested in Units or received in cash. Unless you inform the Fund otherwise, you will be enrolled automatically in the reinvestment program. You may, at any time, elect to have dividends or distributions paid in cash, rather than reinvested in additional Units (provided that a minimum account balance of $50,000 (or $25,000 in the case of Members who are employees of the Adviser or a Selected Dealer and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, Managers, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families), as of the date that the Fund values Units for repurchase, is maintained). If you wish to opt out of the program and to receive your dividends and distributions in cash, please contact UMB Fund Services ("UMB") at (888) 266-2200 to complete the necessary instructions.

The amount of any dividends the Fund pays may vary over time, depending on market conditions, the composition of the Fund's or the Master Fund's investment portfolio, the expenses borne by the Units, any distributions made to the Fund (or the Master Fund) by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Fund by Subchapter M under the Code. Nonetheless, the Fund cannot guarantee that it will pay any dividends or other distributions.

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONCLUDED)

E.  Cash

The Fund maintains a bank account in Pennsylvania. At times, the Fund's cash balances exceed the insured amount under the Federal Deposit Insurance Corporation ("FDIC"). The FDIC temporarily increased its limit to $250,000 until December 31, 2013. The Fund has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

F.  Income  and  Expense  Recognition

The Fund records its proportionate share of the Master Fund's investment income, expenses, realized and unrealized gains and losses. In addition, the Fund incurs and accrues its own expenses

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER

A.  Related  Party  Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). LLA Holdings, LLC, the special member of the Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly-owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. Effective April 1, 2009, OMUSH transferred its ownership interest in the Master Fund of approximately $1,111,500 to the Fund in exchange for 11,005 units of the Fund. Effective January 1, 2010, OMUSH transferred its ownership interest in the Fund to Millpencil Limited, a subsidiary of Old Mutual plc. OMUSH does not own any of the outstanding Units at September 30, 2010. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund.

In consideration for the services provided by the Adviser, the Fund pays the Adviser a monthly management fee, payable in arrears within 30 business days after month end, at an annualized rate of 1.25% of the Fund's net assets as of the end of each month, after adjustment for any purchases and repurchases of Units during the month.

The Fund has entered into a distribution agreement (the "Distribution Agreement") with Old Mutual Investment Partners (the "Distributor"), an indirect, wholly-owned subsidiary of OMUSH, to act as the distributor for the sale of Units and facilitate and assist in (or arrange for) the provision by Member Service Providers of ongoing Member and account maintenance services ("Member Services") to Members (or their investment advisers, financial planners or other financial representatives that are customers of Member Service Providers).

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (continued)

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER  (CONTINUED)

As compensation for payments made to Member Service Providers and/or for providing ongoing Member servicing activities, the Fund pays the Distributor a monthly fee at an annual rate of 0.50% of the net assets of the Fund (the "Member Servicing Fee"). The Member Servicing Fee is calculated as of the end of the month, after adjustment for any purchases and repurchases of Units during the month. The fee is due and payable in arrears within 30 business days after the end of each month.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

B.  Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Units; reviewing and, subject to approval by the Fund, accepting subscriptions for Units and accepting payment therefore; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator an annual fee, calculated and assessed monthly in arrears based on the aggregate net assets of the Fund as of the prior month end as follows: 0.13% on the first $100 million in aggregate net assets, 0.11% on the next $200 million in net assets, 0.09% on the next $200 million in net assets, and 0.07% on aggregate net assets in excess of $500 million, subject to increases annually in the minimum annual fee. The Fund is subject to a minimum fee of $15,000. The fee is allocated among the Fund and Old Mutual Absolute Return Fund, L.L.C. on a pro rata basis based on the net assets of each fund.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. The Custodian also serves as the escrow agent with respect to monies received from prospective investors in advance of dates when Units may be purchased and monies may be transmitted to the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0025% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (continued)

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER  (CONCLUDED)

The Fund is managed by the Board and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

4.  FUND  EXPENSES

In addition to fees paid under the Investment Management Agreement, Distribution Agreement, Administrative Services Agreement and Custodian Agreement, the Fund bears its own operating expenses and, through its investment in the Master Fund, its portion of the Master Fund's operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions for the Master Fund's account such as direct and indirect expenses associated with the Master Fund, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund and the Master Fund; entity-level taxes; audit and tax preparation fees and expenses; administrative expenses and fees of the Master Fund; custody expenses of the Fund and the Master Fund; escrow expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund and the Master Fund; fees and travel-related expenses of the Board of the Fund and the Master Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's and Master Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Fund also indirectly bears fees and expenses of the Master Fund, as an investor in the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

Expenses of the Fund are paid by the Master Fund, with a corresponding charge to the Fund's capital account.

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (continued)

4.  FUND  EXPENSES  (CONCLUDED)

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund (including all organization and offering expenses, as well as the portion of the Master Fund's fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses), to the extent that they exceed 2.55% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in the excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts.
Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the lower of:
(i)  the  Expense  Limitation in effect at the time the expense was incurred; or
(ii) the Expense Limitation in effect at the time of reimbursement. As of September 30, 2010, the amount of the carryforward is $538,250, which includes $187,882, $156,213, $125,158 and $68,997 from the fiscal years ended March 31,
2008, March 31, 2009, March 31, 2010, and the six months ended September 30, 2010, respectively. None of the fees charged to the Fund by the Portfolio Funds will be subject to the Expense Limitation Agreement. In addition the Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand, and is offset against the receivable.

The accompanying Statement of Assets and Liabilities includes a receivable from Adviser of $24,283.

5.  BORROWINGS

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and the Master Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the six months ended September 30, 2010.

6.  CAPITAL  ACCOUNTS  AND  ALLOCATIONS

Prior to January 1, 2009, the Fund maintained a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) were credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage was determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (continued)


6.  CAPITAL  ACCOUNTS  AND  ALLOCATIONS  (CONCLUDED)

On October 16, 2008, the Fund's Board of Managers authorized the unitization of the capital accounts of Members, as of January 1, 2009. A total of 1,492 units of limited liability company interests in the Fund ("Units") were issued at an initial price of $100 per Unit.

Units are offered at the Fund's net asset value per Unit, and each Unit purchased represents a capital investment in the Fund at that amount.

The net asset value of the Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year (March 31), (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Fund repurchases any Units. The Fund's net asset value is the value of the Fund's assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

7.  SUBSCRIPTIONS  AND  REDEMPTIONS  OF  UNITS

Generally, the minimum initial investment in the Fund from each investor is $250,000 and the minimum additional investment in the Fund is $25,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board. The Fund generally offers Units once a month generally as of the first business day of each month or more or less frequently in the sole discretion of the Board.

Generally, Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members four times each year, as of the last day of each calendar quarter.

The Board will also consider the following factors, among others, in making a determination as to whether to make an offer to repurchase Units from Members:
(i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund's assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and
(vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof. The Unit transactions for the six months ended September 30, 2010 and the year ended March 31, 2010, are as follows:

     FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2010
                     (UNAUDITED)                                 FOR THE YEAR ENDED MARCH 31, 2010
----------------------------------------------------         ---------------------------------------------
Units outstanding at April 1, 2010           17,005          Units outstanding at April 1, 2009      1,492
Units issued during the period                1,570          Units issued during the year           27,992
Dividend reinvestment                             -          Dividend reinvestment                      62
Units redeemed during the period                  -          Units redeemed duringthe year         (12,541)
                                           --------                                               ---------
Units outstanding at September 30, 2010      18,575          Units outstanding at March 31, 2010    17,005
                                           ========                                                ========

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (concluded)

8.  TAX  MATTERS  AND  DISTRIBUTIONS

On December 28, 2009, a distribution of $1.20 per Unit was declared. The dividend was paid on December 30, 2009 to Members of record on December 29, 2009. All distributions to Members were reinvested in the Fund. The distribution paid during the year ended March 31, 2010, has been determined to be a return of capital.

The Fund has a calendar year end for tax purposes. The following are the components of distributable earnings on a tax basis as of December 31, 2009:


                   Ordinary        L/T          Unrealized
                     loss       gain(loss)     Appreciation
                   --------     ----------     ------------
                    $  --         $ --            $ --


The estimated income tax basis of the Fund's investment in the Master Fund as of December 31, 2009 was as follows:


                         Cost of        Unrealized
                        Investment     Appreciation
                       -----------     ------------
                       $ 1,806,000      $  9,000


As of December 31, 2009, estimated net capital loss carryforwards, which are available to offset future net capital gains were as follows:


                                            Capital loss
                        Expiration year    Carryforwards
                        ---------------    -------------
                             2018            $  6,000


The difference between book basis and tax basis unrealized appreciation is attributable primarily to various tax adjustments recorded at the portfolio fund level and passed through to the Fund from the Master Fund.

The reclassification as shown in the following table has been made in the Fund's capital accounts to report these balances on a tax basis, excluding certain temporary differences as of December 31, 2009. Additional adjustments may be required in subsequent reporting periods. This reclassification which has no impact on the net asset value of the Fund is primarily attributable to the reclassification of dividend income and certain differences in the computation of distributable income and capital gains under federal tax rules versus GAAP.



                        Increase in
                       accumulated net      Decrease in
                       investment loss      Net capital
                       ---------------      ------------
                         $  6,277             $  (6,277)

             Old Mutual Absolute Return Institutional Fund, L.L.C. Notes to Financial Statements (unaudited) (concluded)

9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10.  SUBSEQUENT  EVENTS

As of November 1, 2010, the Fund has received tender requests with an estimated value of $52,732 that are anticipated to be effective on December 31, 2010. The ultimate amounts redeemed for these requests may vary based upon the performance of the Fund.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 1, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2010.

             Old Mutual Absolute Return Institutional Fund, L.L.C.
                    Investment Management Agreement Approval

The investment management agreement between Old Mutual Absolute Return Institutional Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Larch Lane Advisors LLC, a Delaware limited liability company (the "Adviser") (the "Investment Management Agreement"), may be continued in effect from year to year subject to approval by: (i) the Fund's Board of Managers (the "Board"); or (ii) the vote of a majority of the outstanding voting securities, as defined by the 1940 Act, of the Fund, provided that, in either event, the continuance must also be approved by a majority of the managers (the "Managers") who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Adviser also serves as the investment
adviser  of  Old  Mutual Absolute Return Master Fund, L.L.C.        (the "Master
Fund" and together with the Fund, the "Funds"), into which the Fund invests substantially all of its assets.

At a meeting of the Board held on September 27, 2010, all of the Managers, including all of the Independent Managers, approved the continuance of the Investment Management Agreement for an additional year. In considering whether to renew the Investment Management Agreement, the Board reviewed various materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Funds by the Adviser and the fees paid by the Fund to the Adviser; (ii) information concerning the individuals responsible for the day-to-day management of the Funds' assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. The Managers reviewed the services that the Adviser provides to both the Fund and the Master Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Funds, the Board discussed, in detail, with representatives of the Adviser the management of the Funds' investments in accordance with the Funds' stated investment objective and policies and the types of transactions that are entered into on behalf of the Funds. The Board noted that, in addition to the investment advisory services provided to the Fund under the Investment Management Agreement, the Adviser also provides certain administrative and other services necessary for the operation of the Fund (including oversight of the Fund's day-to-day operations and Fund accounting services). Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Investment Management Agreement and that these services were of reasonably high quality.

(b) INVESTMENT PERFORMANCE OF THE FUNDS AND ADVISER. In connection with the evaluation of the services provided by the Adviser, the Board considered the investment performance of the Funds, and compared the performance of the Funds to that of the S&P 500 Index and the HFRI Fund of Funds Index covering periods since the Funds' inception through June 30, 2010. The Board found the Funds' overall returns to be satisfactory.

             Old Mutual Absolute Return Institutional Fund, L.L.C.
              Investment Management Agreement Approval (concluded)

(c) COST OF THE SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUNDS. The Managers also considered the cost of the services provided by the Adviser. Under the Investment Management Agreement, the Fund pays the Adviser a fee at the annual rate of 1.25% of the Fund's average net assets. The Board considered that under the Master Fund's Investment Management Agreement with the Adviser, the Master Fund would not pay any investment management fee to the Adviser so long as the Adviser serves as the investment adviser to a fund that invests substantially all of its assets in the Master Fund. The Board also considered that the Fund also bears the advisory fees charged by the Portfolio Funds. The Board noted that an expense cap is in place for the Fund and the impact of the cap on the Adviser and the Fund. The Managers reviewed information comparing the advisory fee rate and total expense ratio of the Fund to those of comparable registered funds.

The Managers compared both the services rendered and the fees paid under the Investment Management Agreement to those under other advisory contracts of the Adviser and to those under other advisory contracts of other advisers to similar closed-end registered investment companies. In particular, the Board evaluated the Fund's contractual fee rate for advisory services as compared to the contractual fee rate of other publicly offered closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds. The Board found that the Fund's advisory fee rate was in line with those of other similar registered funds. The Board also found that the Fund's advisory rate was within the range of fees charged by the Adviser to other accounts with similar investment strategies.

The profitability realized by the Adviser was also considered. The Board relied principally on information relating to the costs and profitability of the Adviser from its relationship with the Funds. After reviewing the information contained in the Profitability Analysis, the Board observed the Adviser's lack of profitability from its relationship with the Funds. The Managers considered the fact that the Adviser was absorbing a significant portion of the Funds' expenses as a result of the Fund's expense cap.

(d) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE. The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Independent Managers concluded, however, that the Fund had not begun to reach an appropriate size to support fee reductions based on economies of scale realized by the Adviser in providing services to the Funds.

CONCLUSION. Based on all of the foregoing, and such other matters that were deemed relevant, the Board found the Fund's level of advisory fees to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers who were present at the September 27, 2010 meeting, including all of the Independent Managers, approved the continuance of the Investment Management Agreement for an additional year.

Old Mutual Absolute Return Master Fund, L.L.C.

Financial Statements (unaudited)

For the six months ended September 30, 2010

                 Old Mutual Absolute Return Master Fund, L.L.C.
                               Table of Contents

Financial Statements (unaudited):

Schedule of Investments........................................................1
Statement of Assets and Liabilities............................................3
Statement of Operations........................................................4
Statements of Changes in Members' Capital......................................5
Statement of Cash Flows........................................................6
Financial Highlights...........................................................7
Notes to Financial Statements..................................................8
Investment Management Agreement Approval......................................23





















The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling toll free (888) 266-2200; and (ii) on the Commission's website at http://www.sec.gov.

                      Old Mutual Absolute Return Master Fund, L.L.C.
                          Schedule of Investments (unaudited)
                                   September 30, 2010


           Investment Strategies as a Percentage of Total Investments


            [GRAPHIC OMITED]                     Directional - 15.6%

                                                 Equity Strategies - 49.8%

                                                 Event Driven - 17.6%

                                                 Opportunistic - 16.1%

                                                 Relative Value - 0.9%



                                                                                 % OF
                                                                   FAIR          MEMBERS'                 NOTICE
PORTFOLIO FUND                                            COST     VALUE        CAPITAL(1)  LIQUIDITY(2)  PERIOD      LOCK-UP (7)
---------------------------------------------------------------------------------------------------------------------------------

DIRECTIONAL:
COMAC Global Macro Fund, Ltd. (Shares: 6,019.880)  $    823,353  $   974,005         4.05%    Monthly       60           None
Edgestream Nais Fund, Ltd. (Shares: 911.935)            917,134      973,692         4.05%   Quarterly      14           None
Remington Investment Strategies, L.P.                   650,000      718,337         2.98%   Annually       60           None
Tudor BVI Global Fund, Ltd.                             803,973      884,203         3.67%   Quarterly      60           None
                                                     -------------------------------------
   TOTAL DIRECTIONAL                                  3,194,460    3,550,237        14.75%
                                                     -------------------------------------

EQUITY STRATEGIES:
7x7 Institutional Partners, L.P.                        618,753      723,446         3.01%    Monthly       60           None
Atlas Fundamental Trading Fund, L.P.                    550,000      541,102         2.25%   Quarterly      60           None
Bluefin Investors, L.P.                                 500,000      496,000         2.06%   Quarterly      35           None
Cedar Hill Onshore Mortgage Opportunity Fund, L.P.       21,285       21,679         0.09%   Quarterly     180           None
Cobalt Partners, L.P.                                   925,000      939,790         3.90% Semi-annually    60       Aug. 31, 2011
Cygnus Utilities, Infrastructure & Renewables, LLC      650,000      612,582         2.55%    Monthly       30           None
Expo Health Sciences Fund, L.P.                         675,000      757,751         3.15%   Quarterly      30           None
FrontPoint Onshore Financial Services Fund, L.P.        750,000      765,699         3.18%   Quarterly      30           None
GEM Realty Securities, L.P. - Class A                   375,000      430,533         1.79%   Annually       60           None
GEM Realty Securities, L.P. - Class B                   475,000      537,591         2.23%   Quarterly      60           None
Iridian Opportunity Fund, L.P.                          800,000      824,080         3.42%    Monthly       30           None
JANA Partners Qualified, L.P.                         1,146,994    1,276,558         5.30%   Quarterly      60           None(5)
JANA Piranha Fund, L.P.                                  44,649       26,811         0.11%      N/A         N/A      Side Pocket(3)
JAT Capital Domestic Fund, L.P.                         700,000      786,392         3.27%   Quarterly      45           None
Riley Paterson Asian Opportunities Fund                 450,000      427,969         1.78%    Monthly       30           None
Turner Long/Short Equity, L.P.                          550,000      533,875         2.22%   Quarterly      45           None
Two Sigma Spectrum U.S. Fund, L.P.                    1,225,000    1,633,644         6.79%   Quarterly      55           None
                                                     -------------------------------------
        TOTAL EQUITY STRATEGIES                      10,456,681   11,335,502        47.10%
                                                     -------------------------------------



                      Old Mutual Absolute Return Master Fund, L.L.C. Schedule of Investments (unaudited) (concluded)
                                   September 30, 2010


                                                                                 % OF
                                                                   FAIR          MEMBERS'                 NOTICE
PORTFOLIO FUND                                            COST     VALUE        CAPITAL(1)  LIQUIDITY(2)  PERIOD      LOCK-UP (7)
---------------------------------------------------------------------------------------------------------------------------------
EVENT DRIVEN:
Atwater Capital Partners, L.P.                     $    250,000  $   257,598         1.07%   Quarterly      60           None
GCA Credit Opportunities Fund LLC                       650,000      887,128         3.68%   Quarterly      60           None
GoldenTree Partners, L.P.                                71,077       88,103         0.37%      N/A         N/A      Side Pocket(3)
Greywolf Capital Partners II, L.P.                        8,509        6,072         0.03%      N/A         N/A      Side Pocket(3)
Kingdon Credit Partners, L.P.                           475,000      523,283         2.17%   Quarterly      90           None
RoundKeep Global Fund, L.P.                             425,000      435,303         1.81%   Quarterly      65           None
Senator Global Opportunity Fund, L.P.                   375,000      508,547         2.11%   Quarterly      60           None
Southpaw Credit Opportunity Partners, L.P.              775,000      908,817         3.78%  Semi-annually   60           None
Stone Lion Fund, L.P.                                   350,000      393,256         1.63%   Quarterly      90      Dec. 31, 2010
                                                     -------------------------------------
    TOTAL EVENT DRIVEN                                3,379,586    4,008,107        16.65%
                                                     -------------------------------------

OPPORTUNISTIC:
D.E. Shaw Composite Fund, LLC                           754,178      768,538         3.19%   Quarterly      90           None(5)
Everest Capital Global, L.P.                            325,000      316,879         1.32%   Quarterly      90           None(6)
Manikay Onshore Fund, L.P.                              450,000      459,732         1.91%   Quarterly      65           None
Perry Partners, L.P.                                  1,000,000    1,138,364         4.73%   Annually       90      Dec. 31, 2010/
                                                                                                                    Mar. 31, 2011
Wexford Spectrum Fund, L.P.                             935,000      971,496         4.04%   Quarterly      90      Dec. 31, 2010/
                                                     -------------------------------------                          Mar. 31, 2011
   TOTAL OPPORTUNISTIC                                3,464,178    3,655,009       15.19%
                                                     -------------------------------------

RELATIVE VALUE:
Nisswa Tail Hedge Fund, L.P.                            225,000      206,616         0.86%    Monthly       30           None
                                                     -------------------------------------
    TOTAL RELATIVE VALUE                                225,000      206,616         0.86%
                                                     -------------------------------------

    TOTAL PORTFOLIO FUNDS                            20,719,905   22,755,471        94.55%
                                                     -------------------------------------

CASH EQUIVALENT:
SDIT Prime Obligation Fund, Class A, 0.100%(4)          765,677      765,677         3.18%     Daily      None           None
                                                     -------------------------------------
   TOTAL CASH EQUIVALENT                                765,677      765,677         3.18%
                                                     -------------------------------------

   TOTAL INVESTMENTS                               $ 21,485,582 $ 23,521,148        97.73%
                                                     =====================================

(1)  Percentages are based on Members' Capital at September 30, 2010 of $24,068,435.
(2)  Liquidity terms shown apply after lock-up provisions.  See also Note 10.L. to the Financial Statements.
(3)  Represents a side pocket balance which will be liquidated upon monetization of assets held in the side pocket.
(4)  The rate shown is the 7-day effective yield as of September 30, 2010.
(5)  Less than 3% of the investment has been deemed a side pocket investment.
(6)  No more than 50% can be redeemed in any quarter.
(7)  Represents the expiration date(s) of any applicable lock-up provisions.

                        THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                      Old Mutual Absolute Return Master Fund, L.L.C.
                       Schedule of Assets and Liabilities (unaudited)
                                   September 30, 2010


ASSETS
Investments in Portfolio Funds, at fair value (cost $20,719,905)          $    22,755,471
Cash equivalent, at fair value (cost $765,677)                                    765,677
Fund investments made in advance                                                  500,000
Due from Old Mutual Absolute Return Fund, L.L.C.                                   66,460
Due from Old Mutual Absolute Return Institutional Fund, L.L.C.                      6,669
Receivable for investments sold                                                    52,254
Prepaid insurance fees                                                             28,280
Interest receivable                                                                   163
                                                                          ---------------
    TOTAL ASSETS                                                               24,174,974
                                                                          ---------------

LIABILITIES
Professional fees payable                                                          73,772
Payable to Adviser                                                                 29,215
Board of Managers' fees payable                                                     1,875
Administration fees payable                                                         1,250
Other accrued expenses                                                                427
                                                                          ---------------
    TOTAL LIABILITIES                                                             106,539
                                                                          ---------------

    NET ASSETS                                                            $    24,068,435
                                                                          ===============

MEMBERS' CAPITAL
Net capital                                                               $    21,751,337
Accumulated net investment loss                                                  (942,679)
Accumulated net realized gain on Portfolio Funds                                1,224,211
Net unrealized appreciation/depreciation
  on investments in Portfolio Funds                                             2,035,566
                                                                          ---------------
  TOTAL MEMBERS' CAPITAL                                                  $    24,068,435
                                                                          ===============

         THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                 Old Mutual Absolute Return Master Fund, L.L.C.
                      Statement of Operations (unaudited)
                  For the six months ended September 30, 2010

INVESTMENT INCOME:
   Interest                                                $                 976
                                                           ---------------------

EXPENSES:
   Professional fees                                                     110,294
   Insurance fees                                                         20,200
   Due diligence fees                                                     12,702
   Board of Managers' fees                                                 3,750
   Administration fee                                                      2,500
   Custody fee                                                               857
   Printing fees                                                             450
   Filing fees                                                               299
   Other expenses                                                            928
                                                           ---------------------
       Total expenses                                                    151,980
                                                           ---------------------
NET INVESTMENT LOSS                                                     (151,004)
                                                           ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS IN PORTFOLIO FUNDS
Net realized loss on investments in Portfolio Funds                     (230,600)
Net change in unrealized appreciation/
   depreciation on investments in Portfolio Funds                        565,408
                                                           ---------------------

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS IN PORTFOLIO FUNDS                                     334,808
                                                           ---------------------

NET INCREASE IN MEMBERS' CAPITAL
   DERIVED FROM INVESTMENT ACTIVITIES                      $             183,804
                                                           =====================

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Statements of Changes in Members' Capital


                                                             For the six
                                                             months ended         For the year
                                                          September 30, 2010         ended
                                                             (unaudited)         March 31, 2010
                                                          ------------------    -----------------
FROM INVESTMENT ACTIVITIES:
  Net investment loss*                                    $        (151,004)    $       (263,779)
  Net realized loss on investments
    in Portfolio Funds                                             (230,600)            (296,091)
  Net change in unrealized appreciation/depreciation
    on investments in Portfolio Funds                               565,408            1,555,403
                                                          ------------------    -----------------

       Net increase in Members' Capital
         derived from investment activities                         183,804              995,533
                                                          ------------------    -----------------

MEMBERS' CAPITAL TRANSACTIONS:
  Proceeds from sales of Interests                                3,205,647            5,958,900
  Redemptions of Interests                                         (705,000)          (1,536,000)
                                                          ------------------    -----------------
    Total Members' Capital Transactions                           2,500,647            4,422,900
                                                          ------------------    -----------------

NET INCREASE IN MEMBERS' CAPITAL:                                 2,684,451            5,418,433
Members' Capital at Beginning of period                          21,383,984           15,965,551
                                                          ------------------    -----------------
Members' Capital at End of period                         $      24,068,435     $     21,383,984
                                                          ==================    =================

ACCUMULATED NET INVESTMENT LOSS                           $        (942,679)    $       (791,675)
                                                          ==================    =================

*     Investment income less expenses.

                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                 Old Mutual Absolute Return Master Fund, L.L.C.
                      Statement of Cash Flows (unaudited)
                  For the six months ended September 30, 2010


CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' Capital derived from investment activities         $      183,804
Adjustments to reconcile net increase in Members' Capital derived from investment activities to net cash used in operating activities:
          Purchases of Portfolio Funds, at fair value                           (5,720,095)
          Proceeds from sales of Portfolio Funds                                 2,960,746
          Net realized loss on investments in Portfolio Funds                      230,600
          Net change in unrealized appreciation/depreciation
               on investments in Portfolio Funds                                  (565,408)
     Changes in operating assets and liabilities:
          Decrease in receivable for investments sold                              243,043
          Increase in prepaid insurance fees                                       (28,280)
          Increase in interest receivable                                              (60)
          Decrease in Fund investments made in advance                             575,000
          Increase in due from Old Mutual
                Absolute Return Fund, L.L.C.                                        (6,669)
          Increase in due from Old Mutual
                Absolute Return Institutional Fund, L.L.C.                         (66,460)
          Increase in payable to Adviser                                            24,784
          Increase in professional fees payable                                     13,318
          Increase in other accrued expenses                                            30
                                                                            ---------------
Net cash used in operating activities                                           (2,155,647)
                                                                            ---------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sale of Interests                                                  3,205,647
Redemption of Interests, net of change in redemption payable                    (1,017,000)
                                                                            ---------------
Net cash provided by financing activities                                        2,188,647
                                                                            ---------------

NET INCREASE IN CASH AND CASH EQUIVALENTS                                           33,000
Cash and cash equivalents, beginning of period                                     732,677
                                                                            ---------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                    $      765,677
                                                                            ================


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                 Old Mutual Absolute Return Master Fund, L.L.C.
                              Financial Highlights


                                    For the six
                                    months ended          For the           For the          For the        November 1, 2006*
                                 September 30, 2010     year ended        year ended       year ended              to
                                    (unaudited)       March 31, 2010    March 31, 2009   March 31, 2008      March 31, 2007
                                ----------------------------------------------------------------------------------------------

Total Return                          0.73  %(1)             5.05  %           (1.73) %          8.83  %            3.95  %(1)

Net assets, end of period (in 000's)   $24,068                $21,384            $15,966          $12,957            $11,017

Ratio to average members' capital:

  Expenses(2)                         1.30  %(3)             1.45  %            0.98  %          2.86  %            2.93  %(3)

  Net investment loss                (1.29) %(3)            (1.43) %           (0.68) %         (2.56) %           (2.52) %(3)

Portfolio turnover rate(5)           13.89  %(4)            35.03  %           52.98  %         25.01  %            2.52  %(4)


                 *      Commencement of operations.
                (1)     Total return is for the period indicated and has not been annualized.
                (2)     Expenses of Portfolio Funds are not included in the expense ratio.
                (3)     Annualized.
                (4)     Not annualized.
                (5)     Portfolio turnover rate is the lesser of  purchases or proceeds from sales of investments in
                        Portfolio Funds during the period divided by the average value of investments in Portfolio
                        Funds held during the year or period.

       Note:  The  expense  ratios, the net investment loss ratio, and the total return percentages are calculated for the
       Members taken as a whole.  The computation of such  ratios  and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

                          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                 Old Mutual Absolute Return Master Fund, L.L.C.
                   Notes to Financial Statements (unaudited)
                               September 30, 2010

1.  ORGANIZATION

Old  Mutual  Absolute  Return  Master  Fund,  L.L.C.  (the "Fund") is a Delaware
limited  liability       company that is registered under the Investment Company
Act of 1940, as amended (the "1940 Act") with the United States Securities and Exchange Commission ("SEC"), as a non-diversified, closed-end, management investment company, which was formed on April 25, 2006 and commenced operations on November 1, 2006. The Fund is a master fund in a master/feeder structure into which its feeder funds, Old Mutual Absolute Return Fund, L.L.C. (the "Feeder Fund") and Old Mutual Absolute Return Institutional Fund, L.L.C. (the "Institutional Feeder Fund"), (collectively, the "Feeders" or "Members"), invest substantially all of their assets. As of September 30, 2010, the Feeder Fund's investment in the Fund represented 91.87% of Members' Capital and the Institutional Feeder Fund's investment in the Fund represented 8.13% of Members' Capital.

The Fund employs a "fund of funds" investment program that enables eligible investors, through one investment, to participate in the investment programs of a professionally selected group of asset managers without being subject to the high minimum investment requirements that many asset managers typically impose. The Fund is similar to a private investment fund in that it is actively managed and interests in the Feeders ("Interests") are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it has registered as an investment company under the 1940 Act.

The Fund's investment objective is to seek to generate attractive returns while attempting to reduce volatility. The Fund invests its assets primarily in private investment funds, joint ventures, investment companies and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

Basis  of  Presentation

The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and the rules and regulations of the SEC. The following is a summary of the significant accounting policies followed by the Fund:

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

A.  Use  of  Estimates

The preparation of financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B.  Valuation of Portfolio Investments at Fair Value and Investment Transactions

U.S. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy under U.S. GAAP are described below:

- Level 1 - Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

- Level 2 - Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

- Level 3 - Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The net asset value of the Fund is determined by or at the discretion of the Adviser as of the close of business as of the end of each month in accordance with the valuation principles as may be determined from time to time pursuant to policies established by the Fund's Board of Managers (the "Board"). The net asset value of the Fund is primarily based on the fair value of each of its interests in Portfolio Funds.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

As permitted under U.S. GAAP, the investments in portfolio funds are valued, as a practical expedient, utilizing the net asset valuations provided by the underlying portfolio funds, without adjustment, when the net asset valuations of the portfolio funds are calculated (or adjusted by the Fund if necessary) in a manner consistent with U.S. GAAP for investment companies. As a general matter, the fair value of the Fund's interest in a Portfolio Fund represents the amount that the Fund could reasonably expect to receive from the Portfolio Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable.

The Fund's valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its assets. The Adviser or, in certain cases, the Fund's Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Fund's interests in a Portfolio Fund. Following procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In its determination of fair value the Board considers subscription and redemption rights, including any restrictions on the redemptions from the Portfolio Funds. Investments in portfolio funds are included in either Level 2 or 3 of the fair value hierarchy. In determining the level, the Fund considers the length of time until the investment is redeemable including notice and lock up periods or any other restriction on the disposition of the investment. The Fund also considers the nature of the portfolios of the portfolios of the underlying portfolio funds and their ability to liquidate their underlying investments. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription to or redemption from the Portfolio Fund.

Interest income is recorded on an accrual basis and consists of interest earned on cash and cash equivalents.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

As required by U.S. GAAP, investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 consider several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The table below sets forth information about the level within the fair value hierarchy at which the Fund's investments are measured at September 30, 2010:



                                  Level 1
                                 Quoted Prices       Level 2
                                   in Active         Significant         Level 3
                                  Markets for          Other             Significant
                                   Identical        Observable          Unobservable             Total as of
     Assets (at fair value)         Assets             Inputs              Inputs             September 30, 2010
                                 -------------      ---------------     ---------------       ------------------

Investments in Portfolio Funds   $        -         $  21,631,884       $  1,123,587  *       $     22,755,471
              Cash Equivalent        765,677                   -                  -                    765,677
                                 -------------      ---------------     ---------------       ------------------
                        Total    $   765,677        $  21,631,884       $  1,123,587          $     23,521,148
                                 =============      ===============     ===============       ==================

  * Level 3 investments consist of the following Portfolio Funds: Cedar Hill Onshore Mortgage Opportunity Fund, L.P., Cobalt Partners, L.P., JANA Partners Qualified, L.P., JANA Piranha Fund, L.P., GoldenTree Partners, L.P., Greywolf Capital Partners II, L.P. and D.E. Shaw Composite Fund, LLC.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:



     Beginning           Realized and
    Balance as of         unrealized            Net purchase/                         Ending Balance as of
    April 1, 2010        gains/(losses)           sales           Transfer in/out      September 30, 2010
  -----------------    ------------------     ----------------  ------------------   ----------------------
    $     1,441,454     $        (21,186)      $       883,771   $   (1,180,452)     $           1,123,587
  =================    ==================     ================   =================   ======================


Realized and unrealized gains and losses are included in net gain (loss) on investments in the Statement of Operations. The change in unrealized gains (losses) for the six months ended September 30, 2010 for investments still held at September 30, 2010 of $566,408 is reflected in net change in unrealized appreciation/depreciation on investments in Portfolio Funds.

There were no transfers during the six months ended September 30, 2010, between Level 1 and Level 2. For the six months ended September 30, 2010, there have been no significant changes to the Fund's fair value methodologies.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

C.  Income  Taxes

Counsel to the Fund rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also rendered its opinion that, under a "facts and circumstances" test, the Fund will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the Fund's taxable income or loss.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended September 30, 2010, the Fund did not incur any significant interest or penalties.

The aggregate income tax basis of investments in Portfolio Funds was $20,719,705. Net unrealized depreciation on investments for income tax purposes was $2,035,566, consisting of $2,170,818 of gross unrealized appreciation and $(135,252) of gross unrealized depreciation.

D.  Distributions  from  Portfolio  Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

E.  Cash  Equivalent

As of September 30, 2010, cash equivalent consists of an investment in a money market fund affiliated with the Administrator (as defined in Note 3).

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

2.  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONCLUDED)

F.  Accounting  Pronouncements  Recently  Issued  or  Adopted

On January 21, 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and iii) purchases, sales, issuances and settlements must be shown on a gross basis in periods beginning after December 15, 2009, however the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the provision of the ASU effective April 1, 2010.

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER

A.  Related  Party  Transactions

Larch Lane Advisors LLC (the "Adviser"), a Delaware limited liability company, serves as the investment adviser of the Fund. The Adviser is a registered investment adviser (RIA) under the Investment Advisers Act of 1940, as amended
(the  "Advisers  Act").    LLA  Holdings,  LLC,  the  special  member  of  the
Adviser, owns a majority of the Adviser and is an indirect majority-owned subsidiary of Old Mutual (US) Holdings, Inc. ("OMUSH"), which is a wholly- owned subsidiary of Old Mutual plc, a London exchange listed international financial services firm. The Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Institutional Feeder Fund. The Adviser has also paid various expenses for the Fund for which the Fund has a non-interest bearing payable which is due upon demand. The accompanying Statement of Assets and Liabilities includes a payable to Adviser of $29,215.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

3.  RELATED  PARTY  TRANSACTIONS  AND  OTHER  (CONCLUDED)

Under the agreement with the Adviser, the Fund does not pay any investment management fee to the Adviser. The fees are paid at the Feeder Fund level. However, under the agreement, in the event the Adviser ceases to serve as the Adviser to each Feeder, the Master Fund would then be subject to a fee that is calculated and payable in accordance with the lowest annual rate that had most recently been charged by the Adviser to a Feeder.

The Fund and the Feeder Fund have entered into a Master/Feeder Agreement dated October 13, 2006, and the Fund and the Institutional Feeder Fund have entered into a Master/Feeder Agreement dated February 8, 2007. Pursuant to the agreements, the Fund and the Feeders will each have the same investment objective and substantially the same investment policies. The Feeders will pursue their investment objectives by investing on an ongoing basis substantially all of their investable assets in the Fund in exchange for limited liability company interests in the Fund. The Master/Feeder Agreements will remain in effect unless terminated by the Fund or the Feeders.

B.  Other

Pursuant to an administrative services agreement, SEI Investments Global Funds Services (the "Administrator"), provides various administrative services to the Fund and the Feeders, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Fund, accepting subscriptions for Interests and accepting payment therefore; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Fund.

In consideration for the services provided by the Administrator, the Fund pays the Administrator a monthly fee calculated and assessed monthly in arrears at an annualized rate of 0.01% of the Fund's net assets, subject to a minimum annual fee of $5,000.

SEI Private Trust Company (the "Custodian") serves as the custodian for the assets of the Fund. In consideration for the services provided by the Custodian, the Fund pays the Custodian a monthly fee at an annualized rate of 0.0075% of the Fund's net assets, subject to a minimum annual fee of $1,500. The agreement will remain in effect unless terminated by the Fund or the Custodian.

The Fund is managed by the Board of Managers (the "Board") and each member of the Board who is not an "interested manager" of the Fund, as defined by the 1940 Act (the "Independent Managers"), is entitled to an annual retainer of $2,500 and will be reimbursed by the Fund for travel-related expenses. The Independent Managers of the Board are Gerald Hellerman, Paul D. Malek, and George W. Morriss.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

4.  FUND  EXPENSES

The Fund bears its own operating expenses. These operating expenses include, but are not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, investment-related interest expenses, all costs and expenses directly related to portfolio transactions and positions, transfer taxes and premiums and taxes withheld on foreign dividends); any non-investment related interest expense; fees and disbursements of any attorneys or accountants engaged on behalf of the Fund; entity-level taxes, audit and tax preparation fees and expenses; administrative expenses and fees of the Fund; custody expenses of the Fund; the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond for the Fund; fees and travel-related expenses of the Board of the Fund who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. Amounts shown as expenses in the Statement of Operations and Financial Highlights include only those expenses charged directly to the Fund and do not reflect management fees, advisory fees, brokerage commissions and other fees and expenses incurred by the Portfolio Funds in which the Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the Statement of Operations.

The Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

5.  BORROWINGS

The Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds that are not registered investment companies are not subject to this requirement. The Fund had no borrowings during the six months ended September 30, 2010.

6.  CAPITAL  ACCOUNTS  AND  ALLOCATIONS

The Fund maintains a separate capital account for each Member. The net profits or net losses of the Fund (including, without limitation, net realized gain or loss and the net change in unrealized appreciation or depreciation of securities positions) are credited to or debited against the capital accounts of Members as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member's investment percentage is determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

6.  CAPITAL  ACCOUNTS  AND  ALLOCATIONS  (CONTINUED)

A fiscal period begins on the day after the last day of the preceding fiscal period and ends at the close of business on the first to occur of: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contributions to the capital of the Fund is made; (iv) any day as of which the Fund repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credit to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages.

7.  SUBSCRIPTIONS  AND  REDEMPTIONS  OF  INTERESTS

The Board may admit one or more Members generally at the beginning of each month; provided, however, that the Fund may, in the discretion of the Board, admit Members more or less frequently.

No Member or other person holding an Interest or portion thereof shall have the right to require the Fund to repurchase that Interest or portion thereof. The Board, in its sole discretion and on such terms and conditions as it may determine, may cause the Fund to repurchase Interests or portions thereof pursuant to written tenders. In determining whether to cause the Fund to repurchase Interests or portions thereof pursuant to written tenders, the Board shall consider, among other things, the recommendation of the Adviser.

8.  FINANCIAL  INSTRUMENTS  WITH  OFF-BALANCE  SHEET  RISK

In the normal course of business, the Portfolio Funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing options contracts, and swap contracts. The Fund's risk of loss in the Portfolio Funds is limited to the value of the Fund's Investment.

9.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10.  RISK  AND  UNCERTAINTIES

The Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds' net asset value.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

10.  RISK  AND  UNCERTAINTIES  (CONTINUED)

The Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. The Portfolio Funds may enter into the following transactions and certain of the related risks are described below:

A.  Short  Sales

Short sales are sales of securities that are not owned or that are not intended for delivery and the seller will therefore be obligated to purchase such securities at a future date. The value of the open short position is recorded as a liability, and the seller records unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position. A realized gain or loss is recorded when the short position is closed out. By entering into short sales, the seller bears the market risk of increases in value of the security sold short in excess of the proceeds received.

B.  Swap  Agreements

A swap contract is a contract under which two parties agree to make periodic payments to each other based on the value of a security, a specified interest rate, an index or the value of some other instrument applied to a stated or "notional" amount. Swaps are subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk.

C.  Options

The Portfolio Funds may buy or write put and call options through listed exchanges and the over-the-counter market. The buyer has the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specified quantity of a specific security or other underlying asset at a specified price prior to or on a specified expiration date. The writer of an option is exposed to the risk of loss if the market price of the underlying asset declines (in the case of a put option) or increases (in the case of a call option). The writer of an option can never profit by more than the premium paid by the buyer but can lose an unlimited amount.

D.  Futures  Contracts

The Portfolio Funds may use futures contracts for hedging and non-hedging purposes. Upon entering into a futures contract, the Portfolio Funds are required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Pursuant to the contract, the Portfolio Funds agree to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio Funds as unrealized gains or losses. When the contract is closed, the Portfolio Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The use of futures transactions includes the risk of imperfect correlation in movements in the price of futures contracts, interest rates, underlying hedged assets, and the possible inability of the counterparties to meet the terms of their contracts.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

10.  RISK  AND  UNCERTAINTIES  (CONTINUED)

E.  Leverage  Transactions

In order to obtain more investable cash, the Portfolio Funds may use various forms of leverage including purchasing securities on margin. Such leverage may allow the Portfolio Funds to increase partners' capital at a greater rate during favorable markets, but also may lead to a more rapid decrease in partners' capital in unfavorable markets. A margin transaction consists of purchasing an investment with money loaned by a broker and agreeing to repay the broker at a later date. Interest expense on the outstanding margin balance is based on market rates at the time of the borrowing.

F.  Forward  Foreign  Currency  Contracts

The Portfolio Funds may enter into forward foreign currency contracts. Forward contracts are over-the-counter contracts for delayed delivery of currency in which the buyer agrees to buy and the seller agrees to deliver a specified currency at a specified price on a specified date. Because the terms of forward contracts are not standardized, they are not traded on organized exchanges and generally can be terminated or closed-out only by agreement of both parties to the contract. All commitments are marked to market on each valuation date at the applicable foreign exchange rate and any resulting unrealized gain or loss is recorded on such date. The Portfolio Fund realizes gains and losses at the time forward contracts are extinguished or closed upon entering into an offsetting contract.

G.  Repurchase  Agreements

Repurchase agreements are agreements under which a Portfolio Fund or the Fund purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them.

H.  Reverse  Repurchase  Agreements

Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

10.  RISK  AND  UNCERTAINTIES  (CONTINUED)

I.  Lending  Portfolio  Securities

Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which afford it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

J.  When-Issued  and  Forward  Commitment  Securities

Portfolio Managers may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

K.  Restricted  and  Illiquid  Investments

Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Further, from time to time, certain Portfolio Managers may allocate certain Portfolio Fund assets (which generally are illiquid) to special investment accounts within the particular Portfolio Fund managed by the Portfolio Manager (i.e., "side pockets" or "special investment accounts"). Generally, the Portfolio Funds will not be able to withdraw their interest in such side pockets or special investment accounts until they are disposed of by the Portfolio Manager. The market prices, if any, for illiquid securities tend to be volatile and a Portfolio Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The Fund's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

10.  RISK  AND  UNCERTAINTIES  (CONTINUED)

L.  Liquidity

The Portfolio Funds provide for periodic redemptions, with lock-up provisions up to two years from the initial investment. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions expire.

Certain Portfolio Funds may restrict the ability of investors to redeem their interests in the fund, whether temporarily or during a liquidation of the Portfolio Fund, and may seek to amend their liquidity provisions and impose additional restrictions on investor liquidity. Certain Portfolio Funds may permit withdrawals on a date other than as provided under standard liquidity terms subject to the payment of certain additional fees or charges.

M.  Credit  Risk

The Fund will be exposed to credit risk on Portfolio Funds with whom they trade and will always bear the risk of settlement on default.

N.  Interest  Rate  Risk

A number of the underlying funds that the Fund invests in may be interest rate sensitive, which means that their value and consequently, the Net Asset Value of the Fund, may fluctuate as interest rates fluctuate.

11.  INVESTMENT  TRANSACTIONS

For the six months ended September 30, 2010, the Fund made investments in Portfolio Funds in the amount of $5,720,095 and redeemed investments in Portfolio Funds in the amount of $2,960,746.

12.  INVESTMENTS

As of September 30, 2010, the Fund had investments in thirty-five Portfolio Funds, none of which are related parties.

The Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Fund's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Fund will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (continued)

12.  INVESTMENTS  (CONTINUED)

Portfolio  Funds'  Investment  Strategies:

Directional
Directional strategies derive their primary source of return from directional positions in asset classes. These strategies include global macro funds and commodity trading advisors ("CTA"). Macro strategies generally utilize analysis of macro-economic, geopolitical and financial conditions to establish directional views and seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments. CTA strategies also look to establish directional views on various financial instruments and geographies but generally do so in a systematic manner.

Equity  Strategies
Equity Strategies derive their primary source of return from positions in the equity markets. Stock selection is of primary importance to these strategies. Equity strategies include long-bias, short-bias, variable bias and equity market neutral strategies. Long bias managers will always be net long, short bias managers are expected to maintain a negative net exposure; variable bias managers can adjust net exposure and be either net long, net short or market neutral; equity market neutral managers are expected to maintain a net exposure +/-20%.

Event  Driven
Event Driven managers will typically employ strategies that involve investing in companies experiencing significant corporate changes. Mispricings arise from events such as spin-offs, restructurings, stub trades, or other corporate changes that the broad market does not fully comprehend and appropriately value. This strategy also includes activist managers who take controlling stakes in companies and force the "event" internally.

Opportunistic
Opportunistic strategies derive their primary source of return from a broad range of strategies, asset classes and securities, investing opportunistically across the broad spectrum of asset classes. They seek to invest in strategies, asset classes and geographies that they feel exhibit the best risk/reward profile. These managers are expected to dynamically adjust their exposure and positions as market opportunities vary.

Relative  Value
Relative Value managers typically seek risk-adjusted absolute returns with volatility and correlation lower than the broad equity markets by allocating assets to Advisors that operate primarily in the global relative value sector. Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage and fixed-income arbitrage. Other strategies may be employed as well.

Protection  Strategies
Protection strategies are funds that are included in the portfolio to hedge against sharp downturns in financial markets. This includes funds that should benefit from a sudden increase in market volatility and/or selloffs in equity or credit markets.

                 Old Mutual Absolute Return Master Fund, L.L.C.
             Notes to Financial Statements (unaudited) (concluded)

13.  SUBSEQUENT  EVENTS

From October 1, 2010 through November 1, 2010, the Fund accepted additional subscriptions in the amount of $212,700.

Effective October 1 and November 1, 2010, the Fund made investments in Portfolio Funds in the amounts of $500,000 and $500,000, respectively.

The Fund's management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through November 1, 2010, the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2010.

                 Old Mutual Absolute Return Master Fund, L.L.C.
                    Investment Management Agreement Approval

The investment management agreement between Old Mutual Absolute Return Master Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Larch Lane Advisors LLC, a Delaware limited liability company (the "Adviser") (the "Investment Management Agreement"), may be continued in effect from year to year subject to approval by: (i) the Fund's Board of Managers (the "Board"); or (ii) the vote of a majority of the outstanding voting securities, as defined by the 1940 Act, of the Fund, provided that, in either event, the continuance must also be approved by a majority of the managers (the "Managers") who are not "interested persons," as defined by the 1940 Act, of the Fund (the "Independent Managers"), by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund is a master fund in a master/feeder structure in which its feeder funds (each, a "Feeder" and collectively with the Fund, the "Funds") invest substantially all of their assets in the Fund.

At a meeting of the Board held on September 27, 2010, all of the Managers, including all of the Independent Managers, approved the continuance of the Investment Management Agreement for an additional year. In considering whether to renew the Investment Management Agreement, the Board reviewed various materials from counsel and from the Adviser which included: (i) information concerning the services rendered to the Funds by the Adviser and the fees paid by the Funds to the Adviser; (ii) information concerning the individuals responsible for the day-to-day management of the Fund's assets; and (iii) a summary of the legal duties of the Board under the 1940 Act. In particular, the Board considered the following:

(a) THE NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER. The Managers reviewed the services that the Adviser provides to the Fund and reviewed various presentations from management in this regard. In connection with the investment advisory services provided to the Fund, the Board discussed, in detail, with representatives of the Adviser the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that are entered into on behalf of the Fund. The Board noted that, in addition to the investment advisory services provided to the Fund under the Investment Management Agreement, the Adviser also provides certain administrative and other services necessary for the operation of the Fund (including oversight of the Fund's day-to-day operations and Fund accounting services). Based on its review of the information provided at the meeting, and the discussions with the representatives of the Adviser and counsel to the Fund at the meeting, the Board concluded that the Fund was receiving the services required from the Adviser under the Investment Management Agreement and that these services were of reasonably high quality.

(b) INVESTMENT PERFORMANCE OF THE FUND AND ADVISER. In connection with the evaluation of the services provided by the Adviser, the Board considered the investment performance of the Fund, and compared the performance of the Fund to that of the S&P 500 Index and the HFRI Fund of Funds Index covering periods since the Fund's inception through June 30, 2010. The Board found the Fund's overall returns to be satisfactory.

                 Old Mutual Absolute Return Master Fund, L.L.C.
              Investment Management Agreement Approval (concluded)

(c) COST OF THE SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER FROM THE RELATIONSHIP WITH THE FUNDS. The Managers also considered the cost of the services provided by the Adviser. Under the Investment Management Agreement, the Fund does not pay any investment management fee to the Adviser so long as the Adviser serves as the investment adviser to a Feeder. The Board noted that in the event the Adviser ceases to serve as the Adviser to the Feeders, the Fund will be charged the lowest annual rate that had most recently been charged by the Adviser to a Feeder. The Board considered that, under the Feeders' Investment Management Agreements with the Adviser, the Feeders each pay the Adviser a fee at the annual rate of 1.25% of the Feeder's average net assets. The Board also considered that the Fund also bears the advisory fees charged by the Portfolio Funds. The Board noted that an expense cap is in place for each of the Feeders and the impact of the cap on the Adviser. The Managers reviewed information comparing the advisory fee rate and total expense ratio of the Feeders to those of comparable registered funds.

The Managers compared both the services rendered and the fees paid under the Investment Management Agreement to those under other advisory contracts of the Adviser and to those under other advisory contracts of other advisers to similar closed-end registered investment companies. In particular, the Board evaluated the Funds' contractual fee rate for advisory services as compared to the contractual fee rate of other publicly offered closed-end funds that are managed by other investment advisers that invest primarily in unregistered funds. The Board found that the Feeders' (and, thus, the Fund's) advisory fee rates were in line with those of other similar registered funds. The Board also found that the Feeders' (and thus the Fund's) advisory rates were within the range of fees charged by the Adviser to other accounts with similar investment strategies.

The profitability realized by the Adviser was also considered. The Board relied principally on information relating to the costs and profitability of the Adviser from its relationship with the Funds. After reviewing the information contained in the Profitability Analysis, the Board observed the Adviser's lack of profitability from its relationship with the Funds. The Managers considered the fact that the Adviser was absorbing a significant portion of the Funds' expenses as a result of the Feeders' expense caps.

(d) THE EXTENT TO WHICH ECONOMIES OF SCALE WOULD BE REALIZED AS THE FUND GROWS AND WHETHER FEE LEVELS WOULD REFLECT SUCH ECONOMIES OF SCALE. The Board was cognizant of the fact that economies of scale in costs of providing services may be realized when there is a significant increase in a fund's assets. The Independent Managers concluded, however, that the Fund had not begun to reach an appropriate size to support fee reductions based on economies of scale realized by the Adviser in providing services to the Funds.

CONCLUSION. Based on all of the foregoing, and such other matters that were deemed relevant, the Board found the Fund's (and, thus, each Feeder's) level of advisory fees to be fair and reasonable in light of the services provided by the Adviser. No single factor was determinative to the decision of the Board. Based on this determination, all of the Managers who were present at the September 27, 2010 meeting, including all of the Independent Managers, approved the continuance  of  the  Investment  Management  Agreement  for an additional year.